May 1, 2020

Prospectus

Victory Sophus Emerging Markets Fund

Class A	Class C	Class I	Class R	Class R6	Class Y
GBEMX	REMGX	—	REMKX	RSERX	RSENX

Victory Sophus Emerging Markets Small Cap Fund

Class A	Class C	Class I	Class R	Class R6	Class Y
RSMSX	RSMGX	—	—	—	RSMYX

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-539-FUND
(800-539-3863)

Victory Funds

Fund Summaries

    Sophus Emerging Markets Fund

    Sophus Emerging Markets Small Cap Fund

Additional Fund Information

    Investments

    Risk Factors

Organization and Management of the Funds

Investing with the Victory Funds

    Share Price

    Choosing a Share Class

    Information About Fees

    How to Buy Shares

    How to Exchange Shares

    How to Sell Shares

Distributions and Taxes

Important Fund Policies

Financial Highlights

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

 Sophus Emerging Markets Fund Summary

Investment Objective

The Victory Sophus Emerging Markets Fund (the "Fund") seeks to provide long-term capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 21 of the Fund's Prospectus, in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your Investment Professional.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class R	Class R6	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%[2]	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	NONE	NONE
Other Expenses	0.37%	0.48%	0.44%	0.22%	0.30%
Total Annual Fund Operating Expenses	1.62%	2.48%	1.94%	1.22%	1.30%
Fee Waiver/Expense Reimbursement[3]	(0.28)%	(0.34)%	(0.36)%	(0.33)%	(0.31)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	1.34%	2.14%	1.58%	0.89%	0.99%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.34%, 2.14%, 1.58%, 0.89% and 0.99% of the Fund's Class A, Class C, Class R, Class R6 and Class Y shares, respectively, through at least April 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$704	$1,031	$1,381	$2,364
Class C (If you sell your shares at the end of the period.)	$317	$740	$1,290	$2,790
Class C (If you do not sell your shares at the end of the period.)	$217	$740	$1,290	$2,790
Class R	$161	$574	$1,014	$2,235
Class R6	$91	$355	$639	$1,448
Class Y	$101	$382	$683	$1,541

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's investment objective by investing, under normal circumstances, at least 80% of its assets in securities of emerging market companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. The Fund generally defines an emerging market country as one (1) that is included in the MSCI emerging market indices or the MSCI frontier market indices, (2) whose economy or markets are classified by the International Finance Corporation and the World Bank to be emerging or developing, as well as any country classified by the United Nations as developing, or (3) that has economies, industries, and stock markets with similar characteristics. The Fund defines an emerging market company as a company (1) that is organized under the laws of, or has its principal office in, an emerging market country, (2) that derives 50% or more of its revenue from goods produced, services performed, or sales made in emerging market countries, or (3) for which the principal securities market is located in an emerging market country.

The Adviser employs both fundamental analysis and quantitative screening in seeking to identify companies that it believes can sustain above-average earnings growth relative to their peers. Valuation is an integral part of the process. Fundamental, bottom-up research focuses on companies that rank highly within the Adviser's quantitative screen, with particular emphasis placed on a company's earnings growth, business strategy, value creation, competitive position, management quality, market position, and political and economic backdrop. The Adviser monitors market and sovereign risk as part of the overall investment process.

The Adviser regularly reviews the Fund's investments and will sell securities when the Adviser believes the securities are no longer attractive because (1) of a deterioration in rank of the security in accordance with the Adviser’s process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company or (4) other investments available are considered to be more attractive.

The Fund may also invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles. The Fund may invest in companies of any size.

As a result of its investment strategy, the Fund may experience annual portfolio turnover in excess of 100%.

Principal Risks

The Fund's investments are subject to the following principal risks:

Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk – Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Foreign Securities Risk – Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Smaller Capitalization Stock Risk – Small and mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.

Large Capitalization Stock Risk – The securities of large cap companies may underperform the securities of smaller cap companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.

Liquidity Risk – Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Portfolio Turnover Risk – Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities will generally result in higher transaction costs and Fund expenses and can lead to distribution of additional short-term capital gains to investors, which are taxed as ordinary income.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, C, R and Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, C, K and Y shares of the RS Emerging Markets Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC) (the "predecessor fund"). The predecessor fund's investment strategy and investment team changed on March 1, 2013. The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest Quarter	19.16% (quarter ended September 30, 2010)
Lowest Quarter	-24.26% (quarter ended September 30, 2011)

Average Annual Total Returns (For the Periods Ended December 31, 2019)	1 Year	5 Years (or Life of Class)	10 Years
CLASS A Before Taxes	15.92%	5.09%	2.22%
CLASS A After Taxes on Distributions	15.79%	4.77%	1.36%
CLASS A After Taxes on Distributions and Sale of Fund Shares	9.51%	4.02%	1.55%
CLASS C Before Taxes	21.05%	5.49%	2.02%
CLASS R Before Taxes	22.64%	6.07%	2.53%
CLASS R6 Before Taxes	23.55%	12.85%[1]	N/A
CLASS Y Before Taxes	23.40%	6.70%	3.16%
Index
MSCI Emerging Markets Index Index returns reflect no deduction for fees, expenses, or taxes excluding foreign withholding taxes.	18.42%	5.61%	3.68%

1  Inception date of Class R6 is November 15, 2016.

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. (“Adviser”) serves as the Fund’s investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser’s Sophus Capital (“Sophus”) investment franchise.

Investment Team
	Title	Tenure with the Fund
Michael Reynal	Chief Investment Officer	Since 2013
Maria Freund, CFA	Portfolio Manager	Since June 2018

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class R	Class R6	Class Y
Minimum Initial Investment	$2,500	$2,500	NONE	NONE	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE	NONE	NONE

For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes except Class R6. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

 Sophus Emerging Markets Small Cap Fund Summary

Investment Objective

The Victory Sophus Emerging Markets Small Cap Fund (the "Fund") seeks to provide long-term capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 21 of the Fund's Prospectus, in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your Investment Professional.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%[2]	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	1.25%	1.25%	1.25%
Distribution (12b-1) Fees	0.25%	1.00%	NONE
Other Expenses	6.52%	11.01%	2.77%
Total Annual Fund Operating Expenses	8.02%	13.26%	4.02%
Fee Waiver/Expense Reimbursement[3]	(6.27)%	(10.76)%	(2.52)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	1.75%	2.50%	1.50%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding Acquired Fund Fees and Expenses and certain items such as interest, taxes and brokerage commissions) do not exceed 1.75%, 2.50% and 1.50% of the Fund's Class A, Class C and Class Y shares, respectively, through at least April 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$743	$2,257	$3,681	$6,881
Class C (If you sell your shares at the end of the period.)	$353	$2,752	$4,854	$8,767
Class C (If you do not sell your shares at the end of the period.)	$253	$2,752	$4,854	$8,767
Class Y	$153	$993	$1,850	$4,067

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 112% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's investment objective by investing, under normal circumstances, at least 80% of its assets in securities of small-capitalization emerging market companies. The Fund's investment team currently considers a company to be a small-capitalization company if its market capitalization (at the time of purchase) is less than $5 billion or less or 120% or less of the market capitalization of the largest company included in the MSCI Emerging Markets Small Cap Index ("Index") (currently, approximately $2.4 billion, based on the size of the largest company in the Index on March 31, 2020), whichever is greater. The size of companies in the Index changes with market conditions and the composition of the Index.

The Fund generally defines an emerging market country as one (1) that is included in the MSCI emerging market or frontier market indices, (2) whose economy or markets are classified by the International Finance Corporation and the World Bank to be emerging or developing, or by the United Nations as developing, or (3) that has economies, industries, and stock markets with similar characteristics to these countries. The Fund defines an emerging market company as a company (1) that is organized under the laws of, or has its principal office in, an emerging market country, (2) that derives 50% or more of its revenue from goods produced, services performed, or sales made in emerging market countries, or (3) for which the principal securities market is located in an emerging market country.

The Adviser employs both fundamental analysis and quantitative screening in seeking to identify companies that the investment team believes can sustain above-average earnings growth relative to their peers. Valuation is an integral part of the process. Fundamental, bottom-up research focuses on companies that rank highly within the investment team's quantitative screen, with particular emphasis placed on a company's earnings growth, business strategy, value creation, competitive position, management quality, market position, and political and economic backdrop. The Adviser monitors market and sovereign risk as part of the overall investment process.

The Adviser regularly reviews the Fund's investments and will sell securities when the Adviser believes the securities are no longer attractive because (1) of a deterioration in rank of the security in accordance to the Adviser's process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company or (4) other investments available are considered to be more attractive.

The Fund will not typically seek to hedge its foreign currency exposure (arising from investments denominated in foreign currencies) relative to the U.S. dollar, although the Fund may engage in foreign currency exchange contracts to take advantage of changes in currency exchange rates anticipated by the Adviser.

The Fund's investments may include common stocks, preferred stocks, or other securities convertible into common stock. The Fund may also invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles.

The Adviser may from time to time generate portfolio turnover in excess of 100%.

Principal Risks

The Fund's investments are subject to the following principal risks:

Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk – Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Foreign Securities Risk – Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Small Capitalization Stock Risk – Small-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.

Liquidity Risk – Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Portfolio Turnover Risk – Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities will generally result in higher transaction costs and Fund expenses and can lead to distribution of additional short-term capital gains to investors, which are taxed as ordinary income.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, C and Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, C and Y shares of the RS Emerging Markets Small Cap Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC) (the "predecessor fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest Quarter	15.18% (quarter ended March 31, 2017)
Lowest Quarter	-13.99% (quarter ended September 30, 2015)

Average Annual Total Returns (For the Periods Ended December 31, 2019)	1 Year	5 Years	Life of Class[1]
CLASS A Before Taxes	14.47%	3.84%	3.77%
CLASS A After Taxes on Distributions	14.24%	0.21%	0.70%
CLASS A After Taxes on Distributions and Sale of Fund Shares	8.72%	1.90%	2.02%
CLASS C Before Taxes	19.53%	3.91%	3.69%
CLASS Y Before Taxes	21.76%	5.37%	5.13%
Index
MSCI Emerging Markets Small Cap Index Index returns reflect no deduction for fees, expenses, or taxes excluding foreign withholding taxes.	11.50%	2.97%	3.16%

1  Inception date of Class A, Class C and Class Y is January 31, 2014.

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. (“Adviser”) serves as the Fund’s investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser’s Sophus Capital (“Sophus”) investment franchise.

Investment Team
	Title	Tenure with the Fund
Michael Reynal	Chief Investment Officer	Since 2013
Maria Freund, CFA	Portfolio Manager	Since July 2015

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class Y
Minimum Initial Investment	$2,500	$2,500	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE

For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

 Additional Fund Information

Victory Capital Management Inc., which we refer to as the "Adviser" throughout the Prospectus, manages each Fund.

The Victory Sophus Emerging Markets Fund and Victory Sophus Emerging Markets Small Cap Fund are each managed by the Adviser, who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are sometimes referred to in this Prospectus as the “Victory Funds” or, more simply, the "Funds."

The following section describes additional information about the principal investment strategy the Funds will use under normal market conditions to pursue their investment objectives, as well as any secondary strategies the Funds may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Funds. The SAI includes more information about the Funds, their investments, and the related risks. Under adverse, unstable or abnormal market conditions, a Fund may be unable to pursue or achieve its investment objective and, for temporary purposes, may invest some or all of its assets in a variety of instruments or assets, including high-quality fixed-income securities, cash and cash equivalents. For cash management purposes, each Fund may hold all or a portion of its assets in cash, short-term money market instruments or shares of other investment companies. These positions may reduce the benefit from any upswing in the market, cause a Fund to fail to meet its investment objective and increase a Fund's expenses.

Each Fund's investment objective and policy to invest at least 80% of its assets in the type of securities suggested by the Fund's name is non-fundamental and may be changed by the Board of Trustees upon at least 60 days' written notice to shareholders. For purposes of a Fund's 80% investment policy, "assets" means the Fund's net assets plus the amount of any borrowings for investment purposes, but exclusive of any collateral held from securities lending.

If you would like to receive additional copies of any materials, please call the Victory Funds at 800-539-FUND (800-539-3863) or please visit VictoryFunds.com.

Investments

The following describes the types of securities each Fund may purchase under normal market conditions to achieve its principal investment strategy. The Funds will not necessarily buy all of the securities listed below.

Foreign Securities

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations, and exchange-traded funds ("ETFs") that invest in foreign corporations.

The Adviser may use other types of investment strategies in pursuing each Fund's overall investment objective. The following describes the types of securities that the Adviser may purchase or investment techniques the Adviser may employ that are not considered to be a part of the Funds' principal investment strategies. Additional securities and techniques are described in the Funds' SAI.

Forward Foreign-Currency Exchange Contracts

Contracts that attempt to eliminate currency exposure between the time of a securities transaction and settlement of that transaction. A forward foreign currency contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date.

Investment Companies

The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.

Securities Lending

To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following provides additional information about some of the Funds’ principal risks and supplements those risks discussed in each Fund's Fund Summary section of this Prospectus.

	Emerging Markets	Emerging Markets Small Cap
Currency Risk	X	X
Emerging Market Risk	X	X
Equity Risk	X	X
Stock Market Risk	X	X
Geopolitical/Natural Disaster Risk	X	X
IT and Operations Risk	X	X
Manager Risk	X	X
Foreign Securities Risk	X	X
Large Capitalization Stock Risk	X
Liquidity Risk	X	X
Portfolio Turnover Risk	X	X
Smaller-Company Risk		X

Currency Risk

Since foreign securities often are denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency exchange rates, a Fund may, but will not necessarily, engage in forward foreign-currency exchange transactions (such as foreign currency forwards or futures contracts, and foreign currency options). The use of foreign-currency exchange transactions to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

If a Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and potentially the Fund's income available for distribution. The values of foreign currencies relative to the U.S. dollar fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund; the imposition of currency controls; and political and regulatory developments in the United States or abroad. Officials in foreign countries may from time to time take actions in respect of their currencies which could adversely affect the values of a Fund's assets denominated in those currencies or the liquidity of such investments. Foreign-currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

Emerging Markets Risk

All of the risks associated with investing in foreign securities are increased in connection with investments in securities associated with emerging markets. Generally, emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable. These countries are more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. The risks of investing in these markets also include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, and the nationalization of foreign deposits or assets. In addition, countries in emerging markets are more likely to experience instability in their markets due to social and political changes. Further, due to the smaller securities markets, lower trading volumes and less government regulation of securities markets in emerging market countries compared to those in developed countries, investments in emerging market securities generally are more illiquid and volatile and subject to a higher risk of settlement disruptions than investments in securities of issuers in developed countries. Consequently, emerging market securities may be subject to relatively more abrupt and severe price declines.

Equity Risk

The market prices of equity securities, which may include common stocks and other stock-related securities such as preferred stocks may fluctuate, sometimes rapidly or unpredictably. The value of a security may decline for reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods or services or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. A Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that a Fund's investment team views as unfavorable for equity securities.

Stock Market Risk

Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock’s price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. These policies may not be successful and any unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies and could add significantly to the risks of increased volatility and decreased liquidity for a Fund's portfolio.

  Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.
  Information Technology and Operational Risk — Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Funds' service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for a Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Manager Risk

The investment process used by the investment team may produce incorrect judgments about the value of a particular asset or the team may implement its investment strategy in a way that may not produce the desired results.

Foreign Securities Risk

Foreign Investments Risk - Foreign investments involve certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. Foreign securities markets may be subject to more or less governmental supervision than their U.S. counterparts. Certain of these risks may also apply to some extent to U.S. investments that are denominated in foreign currencies and to investments in U.S. companies that have significant foreign operations.

Political Risk - Foreign securities markets may be more volatile than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks, and foreign issuers can be impacted by changes to trade policies and trade disputes. These factors can make foreign investments more volatile than U.S. investments.

Legal Risk - Legal remedies for investors in foreign countries may be more limited than the legal remedies available in the U.S.

Large Capitalization Stock Risk

Large capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Large capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a Fund that invests in large capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small and medium capitalization companies) when stocks of large capitalization companies are out of favor.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of a Fund to dispose of such securities or other instruments at advantageous prices may be greatly limited, and a Fund may have to continue to hold such securities or instruments during periods when the adviser would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of a Fund's investments and may lead to increased redemptions. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. It may also be the case that other market participants may be attempting to liquidate a security of a particular issuer or type of issuer at the same time as a Fund is attempting to liquidate such security, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such cases the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund's net asset value ("NAV").

Portfolio Turnover Risk

Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, dealer mark-ups and bid/asked spreads and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the Funds' Total Annual Fund Operating Expenses set forth under "Fees and Expenses" but do have the effect of reducing a Fund's investment return. Such sales may result in the realization of taxable capital gains, including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates.

Smaller-Company Stock Risk

Small- or mid-sized companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. In addition, such companies may have been recently organized and have little or no track record of success. Also, the Adviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of smaller-sized companies may trade less frequently and in smaller volume than more widely held securities. Prices of small- or mid-sized companies tend to be more volatile than those of larger companies and small- or mid-sized issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they may be often more difficult to purchase and sell.

The Adviser may use several types of investment strategies in pursuing the Funds' overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Funds. Additional risks are included in the Funds' SAI.

Forward Foreign-Currency Exchange Contracts Risk

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of the adviser to predict how the U.S. dollar will fare against the foreign currency, and the ability of a Fund's counterparty to perform its obligation. The Funds may use these contracts to facilitate the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

Investment Company Risk

The Fund's ability to achieve its investment objective may be directly related to the ability of other investment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Securities Lending Risk

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (1) the inability of the borrower to return the securities, (2) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (3) a delay in recovery of the securities, or (4) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral. In determining whether to lend securities, the Adviser or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

An investment in the Fund is not a complete investment program.

 Organization and Management of the Funds

The Funds' Board of Trustees has the overall responsibility for overseeing the management of each Fund.

The Investment Adviser

The Adviser serves as the investment adviser to each of the Victory Funds pursuant to an investment management agreement. The Adviser oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission ("SEC"). As of March 31, 2020, the Adviser managed and advised assets totaling in excess of $123.7 billion for individual and institutional clients. The Adviser's address is 15935 La Cantera Parkway, San Antonio, TX 78256.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Sophus Capital, a Victory Capital investment franchise, is responsible for the day-to-day investment management of the Funds.

For the fiscal year ended December 31, 2019, the Adviser was paid advisory fees, before waivers, at an annual rate equal to 1.00% and 1.25% of the average daily net assets of the Sophus Emerging Markets Fund and the Sophus Emerging Markets Small Cap Fund, respectively.

See "Fund Fees and Expenses" for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to a Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to a Fund.

A discussion of the Board's most recent considerations in approving the Advisory Agreement is included in each Fund's annual report for the period ended December 31.

Portfolio Management

Maria Freund has been a portfolio manager of Victory Sophus Emerging Markets Small Cap Fund (including its predecessor fund) since 2015. She has been a portfolio manager of the Victory Sophus Emerging Markets Fund since June 2018. She joined the Adviser in 2016 in connection with the Adviser's acquisition of RS Investments. At RS Investments she was an emerging markets analyst and a portfolio manager on the RS Emerging Markets Small Cap Fund. Prior to joining RS Investments in 2012, she was an analyst at Principal Global Investors for the emerging markets team. Previously, she was an analyst at Principal Global Investors for the international developed team, having joined the firm in 2003. Ms. Freund is a CFA charterholder.

Michael Reynal is the Chief Investment Officer of Sophus Capital and has been a portfolio manager of Victory Sophus Emerging Markets Fund (including its predecessor fund) since 2013 and Victory Sophus Emerging Markets Small Cap Fund (including its predecessor fund) since its inception. From 2012 to 2016, he was with RS Investment Management Co. LLC, which was acquired by the Adviser in 2016. Before joining RS Investments, he was a portfolio manager for Principal Global Investors where he led the emerging markets team, encompassing markets in Asia, Latin America, Eastern Europe, the Middle East, and Africa. He also oversaw both diversified emerging markets portfolios and specialized regional Asian equity strategies. Previously, Mr. Reynal was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group Inc. in New York. Mr. Reynal also spent four years with Paribas Capital Markets in New York in international equities and three years with Barclays de Zoete Wedd in London focusing on Latin American equities.

The Funds' SAI provides additional information about the portfolio managers' method of compensation, other accounts they manage and any ownership interests they may have in the Funds.

 Investing with the Victory Funds

All you need to do to get started is to fill out an application.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, Class C, Class I, Class R, Class R6 or Class Y shares. Class I, Class R, Class R6 and Class Y shares are available for purchase only by eligible shareholders.

This section of the Prospectus describes each share class currently offered by the Victory Funds. Keep in mind that not all Victory Funds offer each class of shares. Therefore, certain classes may be discussed below that are not necessarily offered in this Prospectus. The classes of shares that are offered by the Fund are those listed on the cover page designated with a ticker symbol.

This section of the Prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Victory Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm's policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

Each Victory Fund calculates its share price, called its net asset value ("NAV"), each business day as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE"), which is normally 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the NYSE, a Fund's share price will be determined based upon the close of the NYSE. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the NYSE is open.

To the extent a Fund’s investments include securities that are primarily traded in foreign markets, the value of those securities may change on days when shareholders are unable to purchase and redeem a Fund’s shares, such as on weekends or other days when the Fund does not price its shares.

Each Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, a Fund will price its investments at fair value according to procedures approved by the Board of Trustees. A Fund will fair value a security when:

  Trading in the security has been halted;
  The market quotation for the security is clearly erroneous due to a clerical error;
  The security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or
  An event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security's actual market value in light of subsequent relevant information, and the security's opening price on the next trading day may be different from the fair value price assigned to the security.

Each Victory Fund calculates the NAV of each share class by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find a Fund's NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find a Fund's NAV by calling 800-539-3863 or by visiting the Funds' website at VictoryFunds.com.

Choosing a Share Class

CLASS A

  Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
  A contingent deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class A shares also pay ongoing distribution and/or service (12b-1) fees.
  Lower annual expenses than Class C or Class R shares.

CLASS C

  No front-end sales charge. All your money goes to work for you right away.
  A CDSC may be imposed if you sell your shares within twelve months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class C shares also pay ongoing distribution and/or service (12b-1) fees.
  Higher annual expenses than all other classes of shares.

CLASS I

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class I shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class I shares are only available to certain investors.
  Typically lower annual expenses than all other classes of shares except Class R6 shares.

CLASS R

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class R shares pay ongoing distribution and/or service (12b-1) fees.
  Class R shares are only available to certain investors.
  Higher annual expenses than all classes except Class C shares.

CLASS R6

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class R6 shares are only available to certain investors.
  Typically lower annual expenses than all other classes of shares.

CLASS Y

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class Y shares are only available to certain investors.
  Typically lower annual expenses than Classes A, C and R shares.

Share Classes

When you purchase shares of a Fund, you must choose a share class. The Victory Funds offer Class A, Class C, Class I, Class R, Class R6 and Class Y shares. Each share class represents an interest in the same portfolio of securities, but the classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. Not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders. The Victory Funds may offer additional classes of shares in the future.

Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

The Funds reserve the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Funds may also waive any applicable eligibility criteria or investment minimums at its discretion.

A Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Funds reserve the right to liquidate the shares held in accounts maintained by the financial intermediary.

Calculation of Sales Charges for Class A Shares

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the "front-end sales load." The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints."

All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

In order to obtain a breakpoint discount, you must inform the Victory Funds or your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your Victory accounts and any linked accounts, such as accounts opened with a different financial intermediary.

The current sales charge rates and breakpoint levels for Class A shares of the Funds are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above[1]	0.00%	0.00%

1  A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC Reductions for Class A and Class C Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.

Sales Charge Reductions and Waivers for Class A Shares

There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges and, in some cases, eliminate sales charges.

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Funds' transfer agent, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid for shares of the Victory Funds held in: any accounts (e.g., retirement accounts) established (i) with the Victory Funds and your Investment Professional; (ii) with other financial intermediaries; and (iii) in the name of immediate family household members (spouse or domestic partner and children under 21).

The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Funds or through a financial intermediary. In all instances, it is your responsibility to notify the Funds or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Some intermediaries impose different policies for sales charge waivers and reductions. These variations are described for these firms in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated herein. In order to obtain waivers and discounts that are not available through your intermediary, you must purchase Fund shares directly from the Funds or through another intermediary.

You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Portfolios' Mutual Funds Pricing Policies.

You may reduce or eliminate the sales charge applicable to Class A shares in a number of ways:

  Breakpoint - Purchase a sufficient amount to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
  Letter of Intent - If you anticipate purchasing $50,000 or more of Class A shares of the Fund, including any purchase of Class A shares of other Victory Funds (excluding those Funds that do not impose a sales charge), within a 13-month period, you may qualify for a sales charge breakpoint as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
  Right of Accumulation - You may add the value of any Class A shares of a Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment of that fund to determine if your additional investment will qualify for a sales charge breakpoint. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Right of Accumulation, you or your Investment Professional must inform the Fund’s transfer agent that the Right applies each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;
  Combination Privilege - You may combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;
  Reinstatement Privilege - You may reinvest at NAV all or part of your redemption proceeds within 90 days of a redemption of Class A shares of a Fund;
  Waiver - The Victory Funds will completely waive the sales charge for Class A shares in the following cases:
    Purchases of $1,000,000 or more;
    Purchases by certain individuals associated with the Victory Funds or service providers (see "Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers");
    Purchases by registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with the Funds' distributor ("Distributor"), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
    Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
    Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account;
    Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
    Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as "supermarkets");
    Purchases by certain financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
    Investors that have an investment account with the Adviser;
    Purchases by CMS Energy employees participating in a Victory prototype Roth IRA plan by way of payroll deduction from CMS Energy; and
    Individuals who reinvest the proceeds of redemptions from Class I, Class R6 or Class Y shares of a Victory Fund within 60 days of redemption.

You should inform the Fund or your Investment Professional at the time of purchase of the sales charge waiver category which you believe applies.

CDSC for Class A Shares

A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.

CDSC for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within twelve months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinvested do not result in a refund of any CDSC paid by the shareholder, but the reinvested shares will be treated as CDSC exempt upon reinvestment. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to a CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

CDSC Reductions and Waivers for Class A and Class C Shares

No CDSC is imposed on redemptions of Class A and Class C shares in the following circumstances:

  To the extent that the shares redeemed:
    are no longer subject to the holding period for such shares;
    resulted from reinvestment of distributions; or
    were exchanged for shares of another Victory Fund as allowed by the Prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
  Following the death or post-purchase disability of:
    a registered shareholder on an account; or
    a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
  Distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from:
    required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
    tax free returns of excess contributions or returns of excess deferral amounts;
    distributions on the death or disability of the account holder;
    distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
    distributions as a result of separation of service;
  Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
  In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
  When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
  Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Eligibility Requirements to Purchase Class I Shares

Class I shares may only be purchased by:

  Institutional and individual retail investors with a minimum investment in Class I shares of $2,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
  Investors who purchase through advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account ("Advisory Programs"). Such transactions may be subject to additional rules or requirements of the applicable Advisory Program;
  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans; and
  Brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $2,000,000.

Eligibility Requirements to Purchase Class R Shares

A Fund reserves the right to change the criteria for eligible investors and the investment minimums.

Class R shares may only be purchased by:

  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans; and
  Investors who purchase through Advisory Programs with an approved financial intermediary.

Eligibility Requirements to Purchase Class R6 Shares

Class R6 shares may only be purchased by:

  Registered investment companies;
  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization, employer sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
  Endowments and foundations; and
  Investors who purchase through Advisory Programs with an approved financial intermediary.

Eligibility Requirements to Purchase Class Y Shares

Class Y shares may only be purchased by:

  Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
  Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds, who invest at least $2,500;
  Brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class Y shares through these programs may be required to pay a commission and/or other forms of compensation to the broker;
  Pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Fund;
  Investors who purchase through Advisory Programs with an approved financial intermediary.
  Purchases by:
    investment advisory clients of the Adviser; or
    investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.

Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers

Current and retired Victory Fund trustees and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by a Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. "Affiliated Providers" are affiliates of the Adviser and organizations that provide services to the Trust.

Information About Fees

Distribution and Service Plans

In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A, Class C and Class R shares of the Funds.

Under the Class A Distribution and Service Plan, a Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of Class A shares. Under the Class R Distribution and Service Plan, a Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of its average daily net assets of Class R shares. The fee is paid for general distribution services, for selling Class A and Class R shares of the Fund and, as applicable, for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of Fund shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, a Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund's Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of a Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

Except with respect to Class R6 shares, if you purchase Fund shares through an Investment Professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, the Adviser (and its affiliates) may make substantial payments out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds, to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other Investment Professionals for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." The Adviser (and its affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer's or financial intermediary's system. Such payments are not considered to be revenue sharing payments.

In some circumstances, these types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets, or from the resources of the Adviser or its affiliates on sales of or investments in Class R6 shares.

How to Buy Shares

Opening an Account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-539-3863. You can also download an Account Application by visiting the Victory Funds' website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Funds.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Funds are unable to collect the required information, you may not be able to open your account. Additional details about the Funds' Customer Identification Program are available in the section "Important Fund Policies."

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

Paying for Your Initial Purchase

If you wish to make an investment directly into the Victory Funds, make your check payable to the "Victory Funds." All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Funds. All payments must be denominated in U.S. dollars.

Minimum Investments

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least $50. Different intermediaries may impose different minimum investments. These variations are described in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. If you would like to buy Class I, Class R, Class R6 or Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class I, Class R, Class R6 or Class Y shares except as set forth in the Eligibility Requirements to Purchase with respect to some types of accounts.

For Class C shares, individual purchases of $1,000,000 and above will automatically be made in Class A shares.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees and immediate family members of employees, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when a Fund is purchased through an Advisory Program within qualified retirement plans or in other similar circumstances. Although the Funds may sometimes waive the minimum investment, when they do so, they always reserve the right to reject initial investments under the minimum at their discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

A Fund reserves the right to change the criteria for eligible investors and the investment minimums.

Purchasing Additional Shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

  By Mail

  To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

  By Telephone

  If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

  By Exchange

  You may purchase shares of a Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section "Exchanging Shares."

  Via the Internet

  If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House ("ACH") payment in order to execute online purchases.

  By ACH

  Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Funds do not charge a fee for ACH transfers but they reserve the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

  By Wire

  You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

  Although the transfer agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

  By Systematic Investment Plan

  To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of a Fund.

Other Purchase Rules You Should Know

The Funds reserve the right to refuse a purchase order for any reason, including if they believe that doing so would be in the best interest of a Fund or its shareholders. The Funds also reserve the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	Victory Funds P.O. Box 182593 Columbus, OH 43218-2593
BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: Victory Funds c/o FIS TA Operations 4249 Easton Way, Suite 400 Columbus, OH 43219 PHONE: 800-539-3863
BY WIRE	Call 800-539-3863 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.
BY TELEPHONE	800-539-FUND (800-539-3863)
ON THE INTERNET	www.VictoryFunds.com

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How to Exchange Shares

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling 800-539-FUND or by visiting VictoryFunds.com

The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or shares of another Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

  Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
  To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
  Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Funds' other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Class C Share Conversion

Class C shares of a Fund will automatically convert to Class A shares in the month following the 10-year anniversary date of the purchase of the Class C shares. The conversion will be effected at the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

You may be able to voluntarily convert your Class C shares before the 10-year anniversary to a different share class of the same Fund that has a lower total annual operating expense ratio provided certain conditions are met. This voluntary conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing Your Voluntary Exchange/Conversion

If your exchange or conversion request is received and accepted by the Funds, an Investment Professional or other intermediary by the close of trading as described in the section entitled, “Share Price,” then your request will be processed the same day. If received after the close of trading, your request will be processed on the next business day. Please contact your financial intermediary regarding the tax consequences of any exchange or conversion.

Exchanges will occur at the respective NAVs of the Funds' share classes next calculated after receipt and acceptance of your exchange request in good order, plus any applicable sales charge described in the Prospectus. Share class conversions will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's NAVs.

Requesting an Exchange

You can exchange shares of the Funds by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other Exchange Rules You Should Know

The Funds may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Funds may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of a Fund that were purchased through your employer's retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

  Mail a check to the address of record;
  Wire funds to a previously designated domestic financial institution;
  Mail a check to a previously designated alternate address; or
  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

  Your account registration has changed within the last 15 business days;
  The check is not being mailed to the address on your account;
  The check is not being made payable to the owner of the account;
  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or
  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information About Redemptions
  Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which will take up to 10 business days.
  We typically expect to send the proceeds from your share redemption within one business day after we execute your order, but we may take up to seven business days to send redemption proceeds, regardless of payment type. When you sell shares through your financial intermediary, you can ask the intermediary to tell you when you can expect to receive the proceeds of your redemption.
  A Fund may suspend your right to redeem your shares in the following circumstances:
    During non-routine closings of the NYSE;
    When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or
    When the SEC orders a suspension to protect the Fund's shareholders.
  A Fund typically uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet redemption requests. In unusual circumstances or under stressed market conditions, the Fund may use other methods to raise cash to meet redemption requests. For example, the Fund may borrow from a line of credit or borrow available cash held by other Victory Funds under an "interfund lending program" in reliance on an exemptive order from the SEC.
  A Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets. The Funds reserve the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.
  If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the redemption check to you or the check remains outstanding for more than six months, the Funds reserve the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

 Distributions and Taxes

Buying a dividend. You should check the Funds' distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. Each Fund passes its earnings along to investors in the form of dividends. Dividends paid by a Fund represent the net income from dividends and interest earned on investments after expenses. Each Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends annually. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of your Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the same Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. Each Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Income Earned Option

You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Distributions Option

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you will pay a sales charge on the amount of reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information About Taxes

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

A Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

  Qualified dividends received from a Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by a Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.
  Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of a Fund, or you reinvest them in shares of another Victory Fund.
  Dividends from a Fund that are attributable to interest on certain U.S. government obligations, if any, may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from a Fund.
  An exchange of a Fund's shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.
  An exchange of one class of a Fund's shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.
  Distributions from a Fund and gains from the disposition of your shares may also be subject to state and local income tax.
  An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from a Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.
  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
  Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.
  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
  A Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).
  A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.
  You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
  The Funds may provide estimated capital gain distribution information through the website at VictoryFunds.com.

 Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Victory Funds must obtain the following information for each person who opens a new account:

  Name;
  Date of birth (for individuals);
  Residential or business street address (although post office boxes are still permitted for mailing); and
  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Victory Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Victory Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided in all cases by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee (MSG). In some instances a Notary Public stamp is an acceptable alternative. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

  Change of name (Notary Public, SVP or MSG);
  Add/change banking instructions (SVP or MSG);
  Add/change beneficiaries (Notary Public, SVP or MSG);
  Add/change authorized account traders (SVP or MSG);
  Adding a Power of Attorney (Notary Public, SVP or MSG);
  Add/change Trustee (Notary Public, SVP or MSG); and
  Uniform Transfers to Minors Act/Uniform Gifts to Minors Act custodian change (Notary Public, SVP or MSG).

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Funds' Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Funds will:

  Employ "fair value" pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and
  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Funds, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Funds or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Funds, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Funds that provide a substantially similar level of protection for the Funds against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Funds' market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

A description of each Fund's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI and on the Funds' website at VictoryFunds.com.

Performance

The Victory Funds may advertise the performance of a Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Funds calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and the Funds, neither this Prospectus nor the SAI represents a contract between the Trust or the Funds and any shareholder.

 Financial Highlights

The following financial highlights tables reflect historical information about shares of the Funds and are intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of its operations. Certain information shows the results of an investment in one share of the Fund. To the extent a Fund invests in other funds, the Total Annual Operating Expenses included in a Fund's Fees and Expenses Table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

The information presented for the year ended December 31, 2019 has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ annual report. The information for all periods prior to December 31, 2019 has been audited by different independent registered public accounting firms. A Fund’s annual and semi-annual reports are available by calling the Victory Funds at 800-539-FUND and at VictoryFunds.com.

The financial highlights for each Fund reflect the historical financial highlights of its corresponding predecessor fund, a separate series of RS Investment Trust that was managed by RS Investment Management Co. LLC. Upon the completion of the reorganization of each predecessor fund with and into its respective Fund, which occurred on July 29, 2016, the Class A, C, R and Y shares of each Fund, as applicable, assumed the performance, financial and other historical information of the Class A, C, K and Y shares, respectively, of the corresponding predecessor fund.

Sophus Emerging Markets Fund

	Class A Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$17.45	$22.52	$15.98	$14.60	$17.22
Investment Activities
Net Investment Income (Loss)(a)	0.37	0.24	0.16	0.11	0.10
Net Realized and Unrealized Gains (Losses) on Investments	3.65	(4.54)	6.55	1.38	(2.33)
Total from Investment Activities	4.02	(4.30)	6.71	1.49	(2.23)
Distributions to Shareholders From
Net Investment Income	(0.10)	(0.13)	(0.17)	(0.15)	—
Net Realized Gains from Investments	—	(0.64)	—	—	(0.39)
Total Distributions	(0.10)	(0.77)	(0.17)	(0.15)	(0.39)
Capital Contribution from Prior Custodian, Net	—	—	—	0.04	—
Net Asset Value, End of Period	$21.37	$17.45	$22.52	$15.98	$14.60
Total Return (Excludes Sales Charge)(b)	22.96%	(19.08)%	42.08%	10.50%(c)	(12.94)%
Ratios to Average Net Assets
Net Expenses	1.34%	1.34%	1.54%	1.65%	1.57%
Net Investment Income (Loss)	1.95%	1.11%	0.80%	0.73%	0.60%
Gross Expenses	1.62%	1.61%	1.66%	1.67%	1.57%
Supplemental Data
Net Assets, End of Period (000's)	$62,346	$56,823	$76,485	$61,767	$74,837
Portfolio Turnover(d)	96%	118%	113%	120%	111%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Includes adjustments in accordance with U.S. generally accepted accounting principals.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$13.06	$17.07	$12.17	$11.20	$13.43
Investment Activities
Net Investment Income (Loss)(a)	0.14	0.05	—(b)	(0.01)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	2.74	(3.42)	4.97	1.05	(1.82)
Total from Investment Activities	2.88	(3.37)	4.97	1.04	(1.84)
Distributions to Shareholders From
Net Investment Income	—	—(b)	(0.07)	(0.11)	—
Net Realized Gains from Investments	—	(0.64)	—	—	(0.39)
Total Distributions	—	(0.64)	(0.07)	(0.11)	(0.39)
Capital Contribution from Prior Custodian, Net	—	—	—	0.04	—
Net Asset Value, End of Period	$15.94	$13.06	$17.07	$12.17	$11.20
Total Return (Excludes Contingent Deferred Sales Charge)(c)	22.05%	(19.75)%	40.96%	9.62%(d)	(13.68)%
Ratios to Average Net Assets
Net Expenses	2.14%	2.14%	2.34%	2.45%	2.38%
Net Investment Income (Loss)	0.99%	0.31%	—%(e)	(0.09)%	(0.19)%
Gross Expenses	2.48%	2.40%	2.46%	2.48%	2.38%
Supplemental Data
Net Assets, End of Period (000's)	$5,787	$10,141	$15,854	$12,273	$15,096
Portfolio Turnover(f)	96%	118%	113%	120%	111%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Includes adjustments in accordance with U.S. generally accepted accounting principals.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown.

(e)  Amount is less than 0.005%.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$16.37	$21.18	$15.03	$13.76	$16.31
Investment Activities
Net Investment Income (Loss)(a)	0.31	0.18	0.09	0.07	0.05
Net Realized and Unrealized Gains (Losses) on Investments	3.41	(4.26)	6.17	1.30	(2.21)
Total from Investment Activities	3.72	(4.08)	6.26	1.37	(2.16)
Distributions to Shareholders From
Net Investment Income	(0.06)	(0.09)	(0.11)	(0.14)	—
Net Realized Gains from Investments	—	(0.64)	—	—	(0.39)
Total Distributions	(0.06)	(0.73)	(0.11)	(0.14)	(0.39)
Capital Contribution from Prior Custodian, Net	—	—	—	0.04	—
Net Asset Value, End of Period	$20.03	$16.37	$21.18	$15.03	$13.76
Total Return(b)	22.64%	(19.24)%	41.69%	10.26%(c)	(13.23)%
Ratios to Average Net Assets
Net Expenses	1.58%	1.58%	1.83%	1.87%	1.87%
Net Investment Income (Loss)	1.71%	0.89%	0.50%	0.50%	0.33%
Gross Expenses	1.94%	1.91%	2.00%	1.87%	1.87%
Supplemental Data
Net Assets, End of Period (000's)	$13,817	$12,505	$17,875	$15,923	$18,648
Portfolio Turnover(d)	96%	118%	113%	120%	111%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Includes adjustments in accordance with U.S. generally accepted accounting principals.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R6 Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	11/15/16(a) through 12/31/16
Net Asset Value, Beginning of Period	$17.68	$22.81	$16.16	$15.91
Investment Activities
Net Investment Income (Loss)(b)	0.52	0.34	0.34	0.04
Net Realized and Unrealized Gains (Losses) on Investments	3.65	(4.62)	6.57	0.25
Total from Investment Activities	4.17	(4.28)	6.91	0.29
Distributions to Shareholders From
Net Investment Income	(0.17)	(0.21)	(0.26)	(0.04)
Net Realized Gains from Investments	—	(0.64)	—	—
Total Distributions	(0.17)	(0.85)	(0.26)	(0.04)
Net Asset Value, End of Period	$21.68	$17.68	$22.81	$16.16
Total Return(c),(d)	23.55%	(18.73)%	42.77%	1.81%
Ratios to Average Net Assets
Net Expenses(e)	0.89%	0.89%	1.03%	1.16%
Net Investment Income (Loss)(e)	2.69%	1.59%	1.66%	1.79%
Gross Expenses(e)	1.22%	1.24%	1.39%	21.70%
Supplemental Data
Net Assets, End of Period (000's)	$72,196	$29,228	$18,762	$64
Portfolio Turnover(c),(f)	96%	118%	113%	120%

(a)  Commencement of operations.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Includes adjustments in accordance with U.S. generally accepted accounting principals.

(e)  Annualized for periods less than one year.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$17.54	$22.64	$16.05	$14.61	$17.22
Investment Activities
Net Investment Income (Loss)(a)	0.45	0.35	0.21	0.18	0.15
Net Realized and Unrealized Gains (Losses) on Investments	3.65	(4.61)	6.62	1.37	(2.34)
Total from Investment Activities	4.10	(4.26)	6.83	1.55	(2.19)
Distributions to Shareholders From
Net Investment Income	(0.16)	(0.20)	(0.24)	(0.15)	(0.03)
Net Realized Gains from Investments	—	(0.64)	—	—	(0.39)
Total Distributions	(0.16)	(0.84)	(0.24)	(0.15)	(0.42)
Capital Contribution from Prior Custodian, Net	—	—	—	0.04	—
Net Asset Value, End of Period	$21.48	$17.54	$22.64	$16.05	$14.61
Total Return(b)	23.40%	(18.77)%	42.59%	10.86%(c)	(12.73)%
Ratios to Average Net Assets
Net Expenses	0.99%	0.99%	1.18%	1.32%	1.30%
Net Investment Income (Loss)	2.32%	1.64%	1.07%	1.17%	0.89%
Gross Expenses	1.30%	1.30%	1.33%	1.38%	1.30%
Supplemental Data
Net Assets, End of Period (000's)	$255,423	$178,132	$100,902	$60,277	$98,634
Portfolio Turnover(d)	96%	118%	113%	120%	111%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Includes adjustments in accordance with U.S. generally accepted accounting principals.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Sophus Emerging Markets Small Cap Fund

	Class A Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$6.07	$10.13	$9.75	$9.69	$10.31
Investment Activities
Net Investment Income (Loss)(a)	0.06	0.04	0.12	0.04	0.01
Net Realized and Unrealized Gains (Losses) on Investments	1.25	(2.27)	3.86	0.02	(0.63)
Total from Investment Activities	1.31	(2.23)	3.98	0.06	(0.62)
Distributions to Shareholders From
Net Investment Income	(0.05)	—	(0.12)	—	—
Net Realized Gains from Investments	(0.01)	(1.83)	(3.48)	—	—
Total Distributions	(0.06)	(1.83)	(3.60)	—	—
Net Asset Value, End of Period	$7.32	$6.07	$10.13	$9.75	$9.69
Total Return (Excludes Sales Charge)(b)	21.44%	(21.76)%	42.55%	0.62%	(6.01)%
Ratios to Average Net Assets
Net Expenses	1.75%	1.75%	1.75%	1.75%	1.92%
Net Investment Income (Loss)	0.94%	0.39%	1.07%	0.44%	0.08%
Gross Expenses	8.02%	5.77%	2.94%	2.29%	2.44%
Supplemental Data
Net Assets, End of Period (000's)	$336	$334	$1,456	$2,552	$5,083
Portfolio Turnover(c)	112%	200%	227%(d)	141%	107%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Includes adjustments in accordance with U.S. generally accepted accounting principals.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Portfolio turnover increased due to change within portfolio holdings during the year.

	Class C Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$5.53	$9.51	$9.34	$9.56	$10.23
Investment Activities
Net Investment Income (Loss)(a)	0.02	0.01	(0.02)	(0.02)	(0.05)
Net Realized and Unrealized Gains (Losses) on Investments	1.12	(2.16)	3.75	(0.20)	(0.62)
Total from Investment Activities	1.14	(2.15)	3.73	(0.22)	(0.67)
Distributions to Shareholders From
Net Investment Income	—	—	(0.08)	—	—
Net Realized Gains from Investments	(0.01)	(1.83)	(3.48)	—	—
Total Distributions	(0.01)	(1.83)	(3.56)	—	—
Net Asset Value, End of Period	$6.66	$5.53	$9.51	$9.34	$9.56
Total Return (Excludes Contingent Deferred Sales Charge)(b)	20.53%	(22.31)%	41.68%	(2.30)%	(6.55)%
Ratios to Average Net Assets
Net Expenses	2.50%	2.51%	2.50%	2.50%	2.54%
Net Investment Income (Loss)	0.25%	0.11%	(0.21)%	(0.18)%	(0.50)%
Gross Expenses	13.26%	13.96%	32.34%	3.12%	3.05%
Supplemental Data
Net Assets, End of Period (000's)	$140	$112	$99	$24	$2,617
Portfolio Turnover(c)	112%	200%	227%(d)	141%	107%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Includes adjustments in accordance with U.S. generally accepted accounting principals.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Portfolio turnover increased due to change within portfolio holdings during the year.

	Class Y Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$6.05	$10.08	$9.75	$9.74	$10.32
Investment Activities
Net Investment Income (Loss)(a)	0.08	0.09	0.15	0.06	0.06
Net Realized and Unrealized Gains (Losses) on Investments	1.24	(2.29)	3.87	0.02	(0.64)
Total from Investment Activities	1.32	(2.20)	4.02	0.08	(0.58)
Distributions to Shareholders From
Net Investment Income	(0.07)	—	(0.21)	(0.07)	—
Net Realized Gains from Investments	(0.01)	(1.83)	(3.48)	—	—
Total Distributions	(0.08)	(1.83)	(3.69)	(0.07)	—
Net Asset Value, End of Period	$7.29	$6.05	$10.08	$9.75	$9.74
Total Return(b)	21.76%	(21.57)%	43.02%	0.79%	(5.62)%
Ratios to Average Net Assets
Net Expenses	1.50%	1.51%	1.50%	1.50%	1.50%
Net Investment Income (Loss)	1.25%	0.94%	1.32%	0.62%	0.53%
Gross Expenses	4.02%	3.82%	2.13%	1.98%	2.01%
Supplemental Data
Net Assets, End of Period (000's)	$4,839	$3,890	$5,685	$17,261	$17,581
Portfolio Turnover(c)	112%	200%	227%(d)	141%	107%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Includes adjustments in accordance with U.S. generally accepted accounting principals.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Portfolio turnover increased due to change within portfolio holdings during the year.

 Appendix A — Variations in Sales Charge
Reductions and Waivers Available Through
Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch, Ameriprise Financial, Morgan Stanley Wealth Management, Raymond James, Janney Montgomery Scott LLC, Edward D. Jones & Co. or Oppenheimer & Co. Inc. platform or account.

In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or in the SAI.

Front-End Sales Charge Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement
CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this Prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial

Shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Ameriprise Financial
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)
Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)
Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund's Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
Shares purchased through a Morgan Stanley self-directed brokerage account
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James
CDSC Waivers on Classes A and C Shares available at Raymond James
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IrS regulations as described in the fund's prospectus
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
Shares acquired through a right of reinstatement
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
Breakpoints as described in this Prospectus
Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Janney Montgomery Scott LLC ("Janney")

Shareholders purchasing fund shares through a Janney brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-End Sales Charge Waivers on Class A shares available at Janney[1]
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Shares acquired through a right of reinstatement
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures
CDSC Waivers on Class A and C shares available at Janney
Shares sold upon the death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
Shares purchased in connection with a return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 701/2 as described in the fund’s Prospectus.
Shares sold to pay Janney fees but only if the transaction is initiated by Janney
Shares acquired through a right of reinstatement
Shares exchanged into the same share class of a different fund.
Front-End Load Discounts available at Janney: Breakpoints, Rights of Accumulation and/or letters of intent[1]
Breakpoints as described in this Prospectus
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

1  Also referred to as an "initial sales charge."

Edward D. Jones & Co ("Edward Jones")

Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund's Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Victory Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints
Rights of Accumulation (ROA)
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of the Victory Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation
ROA is determined by calculating the higher of cost or market value (current shares x NAV)
Letter of Intent (LOI)
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing
Shares purchased in an Edward Jones fee-based program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account
Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus
Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
Death or disability of the shareholder
Systematic withdrawals with up to 10% per year of account value
Return of excess contributions from an Individual Retirement Account (IRA)
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones
Shares exchanged in an Edward Jones fee-based program
Shares acquired through NAV reinstatement
Other Important Information
Minimum Purchase Amounts
$250 initial purchase minimum
$50 subsequent purchase minimum
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
A fee-based account held on an Edward Jones platform
A 529 account held on an Edward Jones platform
An account with an active systematic investment plan or letter of intent (LOI)
Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares

Oppenheimer & Co. Inc. (“OPCO”)

Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at OPCO
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through an OPCO affiliated investment advisory program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
Employees and registered representatives of OPCO or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A and C Shares available at OPCO
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this Prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

P.O. Box 182593
Columbus, OH 43218-2593

Statement of Additional Information (SAI):  The SAI contains more information about the Fund's operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you do not request a copy.

Annual and Semi-Annual Reports:  Annual and semi-annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.

How to Obtain Information:  You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863)	By mail: Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC) on the SEC's Edgar database at http://www.sec.gov or, after paying a duplicating fee, by electronic request sent to the following e-mail address: publicinfo@sec.gov.

On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov
Investment Company Act File Number 811-4852	VF-RS-SF-PRO (05/20)

May 1, 2020

Prospectus

Victory RS Investors Fund

Class A	Class C	Class I	Class R	Class R6	Class Y
RSINX	RIVCX	—	RSIKX	—	RSIYX

Victory RS Large Cap Alpha Fund

Class A	Class C	Class I	Class R	Class R6	Class Y
GPAFX	RCOCX	—	RCEKX	—	RCEYX

Victory RS Partners Fund

Class A	Class C	Class I	Class R	Class R6	Class Y
RSPFX	—	—	RSPKX	—	RSPYX

Victory RS Value Fund

Class A	Class C	Class I	Class R	Class R6	Class Y
RSVAX	RVACX	—	RSVKX	—	RSVYX

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-539-FUND
(800-539-3863)

Victory Funds

Fund Summaries

    RS Investors Fund

    RS Large Cap Alpha Fund

    RS Partners Fund

    RS Value Fund

Additional Fund Information

    Investments

    Risk Factors

Impact on Returns Example

Organization and Management of the Funds

Investing with the Victory Funds

    Share Price

    Choosing a Share Class

    Information About Fees

    How to Buy Shares

    How to Exchange Shares

    How to Sell Shares

Distributions and Taxes

Important Fund Policies

Financial Highlights

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

 RS Investors Fund Summary

Investment Objective

The Victory RS Investors Fund (the "Fund") seeks to provide long-term capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 33 of the Fund's Prospectus, in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your Investment Professional.

Shareholder Fee (fees paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%[2]	NONE	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	NONE
Other Expenses	0.37%	0.54%	2.35%	0.43%
Total Annual Fund Operating Expenses	1.62%	2.54%	3.85%	1.43%
Fee Waiver/Expense Reimbursement[3]	(0.29)%	(0.47)%	(1.90)%	(0.38)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	1.33%	2.07%	1.95%	1.05%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.33%, 2.07%, 1.95% and 1.05% of the Fund's Class A, Class C, Class R and Class Y shares, respectively, through at least April 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$703	$1,030	$1,380	$2,363
Class C (If you sell your shares at the end of the period.)	$310	$746	$1,308	$2,840
Class C (If you do not sell your shares at the end of the period.)	$210	$746	$1,308	$2,840
Class R	$198	$1,001	$1,822	$3,959
Class Y	$107	$415	$745	$1,680

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's investment objective by investing, under normal circumstances, in equity securities that the Fund's investment team believes are undervalued. The Fund invests in equity securities of small-, mid-, or large-capitalization companies. The Fund typically invests in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities, including depositary receipts such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

The Fund will likely hold a more limited number of securities than many other mutual funds. The Fund is non-diversified and expects to hold a larger portion of its assets in smaller number of issuers. As a result of the Adviser's investment process, the Fund's investments may be focused in one or more economic sectors from time to time, including the financials sector.

In evaluating investments for the Fund, the Adviser conducts fundamental research to identify companies with improving returns on invested capital. The Adviser's research efforts seek to identify the primary economic and value drivers for each company. Research focuses on a company's capital deployment strategy, including decisions about capital expenditures, acquisitions, cost-saving initiatives, and share repurchase/dividend plans, as the Adviser seeks to understand how returns on invested capital may improve over time. Valuation is considered an important part of the process. The Adviser seeks to invest in companies based on its assessment of risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).

The Adviser regularly reviews the Fund's investments and will sell securities when the Adviser believes the securities are no longer attractive because (1) a deterioration in rank of the security in accordance with the Adviser's process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company or (4) other investments available are considered to be more attractive.

Principal Risks

The Fund's investments are subject to the following principal risks:

Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk – Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Smaller Capitalization Stock Risk – Small and mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.

Foreign Securities Risk – Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Focused Investment Risk – To the extent the Fund focuses in one or more sectors, such as the financials sector, market or economic factors impacting those sectors could have a significant effect on the value of the Fund's investments and could make the Fund's performance more volatile. The values of companies in the financials sector are particularly vulnerable to economic downturns and changes in government regulation and interest rates.

Liquidity Risk – Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Non-Diversified Risk – A non-diversified Fund may invest a larger portion of its assets in a smaller number of issuers. This could make the Fund more susceptible to economic or credit risks than a diversified fund.

Investment Style Risk – Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, C, R and Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, C, K and Y shares of the RS Investors Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC) (the "predecessor fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest Quarter	16.29% (quarter ended March 31, 2019)
Lowest Quarter	-21.69% (quarter ended September 30, 2011)

Average Annual Total Returns (For the Periods Ended December 31, 2019)	1 Year	5 years	10 Years
CLASS A Before Taxes	20.67%	6.03%	11.39%
CLASS A After Taxes on Distributions	19.47%	4.19%	10.14%
CLASS A After Taxes on Distributions and Sale of Fund Shares	13.08%	4.31%	9.10%
CLASS C Before Taxes	26.08%	6.50%	11.30%
CLASS R Before Taxes	27.24%	6.67%	11.54%
CLASS Y Before Taxes	28.35%	7.59%	12.30%
Index
Russell 3000® Value Index Index returns reflect no deduction for fees, expenses, or taxes.	26.26%	8.20%	11.71%

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser's RS Investments investment franchise.

Investment Team
	Title	Tenure with the Fund
Robert J. Harris	Chief Investment Officer	Since August 2019
Joseph M. Mainelli	Investment Analyst	Since 2013

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class R	Class Y
Minimum Initial Investment	$2,500	$2,500	NONE	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE	NONE

For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

 RS Large Cap Alpha Fund Summary

Investment Objective

The Victory RS Large Cap Alpha Fund (the "Fund") seeks to provide long-term capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 33 of the Fund's Prospectus, in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your Investment Professional.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%[2]	NONE	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	NONE
Other Expenses	0.20%	0.24%	0.48%	0.28%
Total Annual Fund Operating Expenses	0.95%	1.74%	1.48%	0.78%
Fee Waiver/Expense Reimbursement[3]	(0.06)%	(0.05)%	(0.22)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	0.89%	1.69%	1.26%	0.68%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.89%, 1.69%, 1.26% and 0.68% of the Fund's Class A, Class C, Class R and Class Y shares, respectively, through at least April 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$661	$855	$1,065	$1,669
Class C (If you sell your shares at the end of the period.)	$272	$543	$939	$2,048
Class C (If you do not sell your shares at the end of the period.)	$172	$543	$939	$2,048
Class R	$128	$446	$787	$1,750
Class Y	$69	$239	$423	$957

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's investment objective by investing, under normal circumstances, at least 80% of its assets in companies considered by the Adviser (at the time of purchase) to be large-capitalization companies. A company is considered to be large-capitalization if its market capitalization is at least $5 billion. The Fund typically invests in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities, including depositary receipts such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

In evaluating investments for the Fund, the Adviser conducts fundamental research to identify companies with improving returns on invested capital. The Adviser seeks to identify the primary economic and value drivers for each company. Research focuses on a company's capital deployment strategy, including decisions about capital expenditures, acquisitions, cost-saving initiatives, and share repurchase/dividend plans, as the Adviser seeks to understand how returns on invested capital may improve over time. Valuation is considered an important part of the process. The Adviser seeks to invest in companies based on its assessment of risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).

The Fund holds a relatively few number of securities and, as a result of the Adviser's investment process, the Fund's investments may be focused in one or more economic sectors from time to time, including the financials sector.

The Adviser regularly reviews the Fund's investments and will sell securities when the Adviser believes the securities are no longer attractive because (1) of a deterioration in rank of the security in accordance with the Adviser’s process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company or (4) other investments available are considered to be more attractive.

Principal Risks

The Fund's investments are subject to the following principal risks:

Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk – Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Limited Portfolio Risk – To the extent the Fund invests its assets in a more limited number of issuers than many other mutual funds, a decline in the market value of a particular security may affect the Fund's value more than if the Fund invested in a larger number of issuers.

Focused Investment Risk – To the extent the Fund focuses in one or more sectors, such as the financials sector, market or economic factors impacting those sectors could have a significant effect on the value of the Fund's investments and could make the Fund's performance more volatile. The values of companies in the financials sector are particularly vulnerable to economic downturns and changes in government regulation and interest rates.

Large Capitalization Stock Risk – The securities of large cap companies may underperform the securities of smaller cap companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.

Mid Capitalization Stock Risk – Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Foreign Securities Risk – Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Investment Style Risk – Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, C, R and Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, C, K and Y shares of the RS Large Cap Alpha Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC) (the "predecessor fund"). The predecessor fund's investment strategy and investment team changed on March 30, 2009. The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest Quarter	13.48% (quarter ended March 31, 2019)
Lowest Quarter	-20.78% (quarter ended September 30, 2011)

Average Annual Total Returns (For the Periods Ended December 31, 2019)	1 Year	5 Years	10 Years
CLASS A Before Taxes	23.22%	7.08%	10.51%
CLASS A After Taxes on Distributions	22.13%	4.49%	8.55%
CLASS A After Taxes on Distributions and Sale of Fund Shares	14.52%	4.96%	8.08%
CLASS C Before Taxes	28.70%	7.49%	10.28%
CLASS R Before Taxes	30.23%	7.96%	10.75%
CLASS Y Before Taxes	30.99%	8.58%	11.44%
Indices
Russell 1000® Value Index Index returns reflect no deduction for fees, expenses, or taxes.	26.54%	8.29%	11.80%
S&P 500® Index Index returns reflect no deduction for fees, expenses, or taxes.	31.49%	11.70%	13.56%

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser's RS Investments investment franchise.

Investment Team
	Title	Tenure with the Fund
Robert J. Harris	Chief Investment Officer	Since 2014
Tyler Dann II, CFA	Investment Analyst	Since 2014
Joseph M. Mainelli	Investment Analyst	Since 2012

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class R	Class Y
Minimum Initial Investment	$2,500	$2,500	NONE	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE	NONE

For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

 RS Partners Fund Summary

Investment Objective

The Victory RS Partners Fund (the "Fund") seeks to provide long-term capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 33 of the Fund's Prospectus, in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your Investment Professional.

Shareholder Fees (fees paid directly from your investment)	Class A	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	NONE	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.50%	NONE
Other Expenses	0.27%	1.13%	0.21%
Total Annual Fund Operating Expenses	1.52%	2.63%	1.21%
Fee Waiver/Expense Reimbursement[2]	(0.07)%	(0.82)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[2]	1.45%	1.81%	1.12%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.45%, 1.81% and 1.12% of the Fund's Class A, Class R and Class Y shares, respectively, through at least April 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$714	$1,021	$1,350	$2,278
Class R	$184	$740	$1,322	$2,903
Class Y	$114	$375	$656	$1,458

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's investment objective by investing, under normal circumstances, principally in equity securities of small-capitalization companies. The Fund typically invests in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities, including depositary receipts such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

The Adviser considers a company to be a small-capitalization company if its market capitalization (at the time of purchase) is less than $3 billion or 120% of the market capitalization of the largest company included in the Russell 2000® Index ("Index") (currently, approximately $13.5 billion, based on the size of the largest company in the Index on March 31, 2020), whichever is greater. The size of companies in the Index changes with market conditions and the composition of the Index.

In evaluating investments for the Fund, the Adviser conducts fundamental research to identify companies with improving returns on invested capital. The Adviser's research efforts seek to identify the primary economic and value drivers for each company. Research focuses on a company's capital deployment strategy, including decisions about capital expenditures, acquisitions, cost-saving initiatives, and share repurchase/dividend plans, as the Adviser seeks to understand how returns on invested capital may improve over time. Valuation is considered an important part of the process. The Adviser seeks to invest in companies based on its assessment of risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).

The Adviser regularly reviews the Fund's investments and will sell securities when the Adviser believes the securities are no longer attractive because (1) a deterioration in rank of the security in accordance with the Adviser's process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company or (4) other investments available are considered to be more attractive.

The Fund holds a relatively few number of securities and, as a result of the Adviser's investment process, the Fund's investments may be focused in one or more economic sectors from time to time, including the financials sector.

Principal Risks

The Fund's investments are subject to the following principal risks:

Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk – Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Smaller Capitalization Stock Risk – Small and mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.

Foreign Securities Risk – Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Focused Investment Risk – To the extent the Fund focuses in one or more sectors, such as the financials sector, market or economic factors impacting those sectors could have a significant effect on the value of the Fund's investments and could make the Fund's performance more volatile. The values of companies in the financials sector are particularly vulnerable to economic downturns and changes in government regulation and interest rates.

Liquidity Risk – Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Limited Portfolio Risk – To the extent the Fund invests its assets in a more limited number of issuers than many other mutual funds, a decline in the market value of a particular security may affect the Fund's value more than if the Fund invested in a larger number of issuers.

Investment Style Risk – Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, R and Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, K and Y shares of the RS Partners Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC) (the "predecessor fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest Quarter	17.34% (quarter ended December 31, 2010)
Lowest Quarter	-20.97% (quarter ended September 30, 2011)

Average Annual Total Returns (For the Periods Ended December 31, 2019)	1 Year	5 Years	10 Years
CLASS A Before Taxes	23.18%	6.50%	10.21%
CLASS A After Taxes on Distributions	20.38%	3.31%	7.33%
CLASS A After Taxes on Distributions and Sale of Fund Shares	15.57%	4.41%	7.65%
CLASS R Before Taxes	30.26%	7.38%	10.43%
CLASS Y Before Taxes	31.18%	8.12%	11.22%
Index
Russell 2000® Value Index Index returns reflect no deduction for fees, expenses, or taxes.	22.39%	6.99%	10.56%

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser's RS Investments investment franchise.

Investment Team
	Title	Tenure with the Fund
Robert J. Harris	Chief Investment Officer	Since August 2019
Joseph M. Mainelli	Investment Analyst	Since 2013

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class R	Class Y
Minimum Initial Investment	$2,500	NONE	$1,000,000
Minimum Subsequent Investments	$50	NONE	NONE

For Class A shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

 RS Value Fund Summary

Investment Objective

The Victory RS Value Fund (the "Fund") seeks to provide long-term capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 33 of the Fund's Prospectus, in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your Investment Professional.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%[2]	NONE	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	NONE
Other Expenses	0.25%	0.44%	2.12%	0.22%
Total Annual Fund Operating Expenses	1.35%	2.29%	3.47%	1.07%
Fee Waiver/Expense Reimbursement[3]	(0.05)%	(0.22)%	(1.78)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	1.30%	2.07%	1.69%	1.06%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.30%, 2.07%, 1.69% and 1.06% of the Fund's Class A, Class C, Class R and Class Y shares, respectively, through at least April 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$700	$973	$1,267	$2,101
Class C (If you sell your shares at the end of the period.)	$310	$694	$1,205	$2,609
Class C (If you do not sell your shares at the end of the period.)	$210	$694	$1,205	$2,609
Class R	$172	$900	$1,650	$3,629
Class Y	$108	$339	$589	$1,305

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 54% of the average value of its portfolio.

Principal Investment Strategies

The Adviser pursues the Fund's investment objective by investing, under normal circumstances, principally in equity securities of companies with market capitalizations between $1 billion and 120% of the market capitalization of the largest company included in the Russell Midcap® Index ("Index") (currently, approximately $77.5 billion, based on the size of the largest company in the Index on March 31, 2020) that the Adviser believes are undervalued. The size of companies in the Index changes with market conditions and the composition of the Index. The Fund typically invests in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities, including depositary receipts such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

In evaluating investments for the Fund, the Adviser conducts fundamental research to identify companies with improving returns on invested capital. The Adviser's efforts seek to identify the primary economic and value drivers for each company. Research focuses on a company's capital deployment strategy, including decisions about capital expenditures, acquisitions, cost-saving initiatives, and share repurchase/dividend plans, as the Adviser seeks to understand how returns on invested capital may improve over time. Valuation is considered an important part of the process. The Adviser seeks to invest in companies based on its assessment of risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).

The Fund holds a relatively few number of securities and, as a result of the Adviser's investment process, the Fund's investments may be focused in one or more economic sectors from time to time, including the financials sector.

The Adviser regularly reviews the Fund's investments and will sell securities when the Adviser believes the securities are no longer attractive because (1) a deterioration in rank of the security in accordance with the Adviser's process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company or (4) other investments available are considered to be more attractive.

Principal Risks

The Fund's investments are subject to the following principal risks:

Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk – Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Smaller Capitalization Stock Risk – Small and mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.

Foreign Securities Risk – Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Focused Investment Risk – To the extent the Fund focuses in one or more sectors, such as the financials sector, market or economic factors impacting those sectors could have a significant effect on the value of the Fund's investments and could make the Fund's performance more volatile. The values of companies in the financials sector are particularly vulnerable to economic downturns and changes in government regulation and interest rates.

Liquidity Risk – Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Investment Style Risk – Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Limited Portfolio Risk – To the extent the Fund invests its assets in a more limited number of issuers than many other mutual funds, a decline in the market value of a particular security may affect the Fund's value more than if the Fund invested in a larger number of issuers.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, C, R and Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, C, K and Y shares of the RS Value Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC) (the "predecessor fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest Quarter	16.72% (quarter ended March 31, 2019)
Lowest Quarter	-22.61% (quarter ended September 30, 2011)

Average Annual Total Returns (For the Periods Ended December 31, 2019)	1 Year	5 Years	10 Years
CLASS A Before Taxes	23.78%	6.18%	10.17%
CLASS A After Taxes on Distributions	21.73%	2.84%	7.85%
CLASS A After Taxes on Distributions and Sale of Fund Shares	15.52%	4.08%	7.76%
CLASS C Before Taxes	29.32%	6.62%	9.99%
CLASS R Before Taxes	30.89%	7.03%	10.39%
CLASS Y Before Taxes	31.69%	7.70%	11.10%
Index
Russell Midcap® Value Index Index returns reflect no deduction for fees, expenses, or taxes.	27.06%	7.62%	12.41%

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser's RS Investments investment franchise.

Investment Team
	Title	Tenure with the Fund
Robert J. Harris	Chief Investment Officer	Since 2014
Joseph M. Mainelli	Investment Analyst	Since 2013

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class R	Class Y
Minimum Initial Investment	$2,500	$2,500	NONE	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE	NONE

For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

 Additional Fund Information

Victory Capital Management Inc., which we refer to as the "Adviser" throughout the Prospectus, manages each Fund.

Each Fund is managed by the Adviser, who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the "Victory Funds" or, more simply, the "Funds."

The following section describes additional information about the principal investment strategy the Funds will use under normal market conditions to pursue their investment objectives, as well as any secondary strategies the Funds may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Funds. The SAI includes more information about the Funds, their investments, and the related risks. Under adverse, unstable or abnormal market conditions, a Fund may be unable to pursue or achieve its investment objective and, for temporary purposes, may invest some or all of its assets in a variety of instruments or assets, including high-quality fixed-income securities, cash and cash equivalents. For cash management purposes, each Fund may hold all or a portion of its assets in cash, short-term money market instruments or shares of other investment companies. These positions may reduce the benefit from any upswing in the market, cause a Fund to fail to meet its investment objective and increase a Fund's expenses.

Each Fund's investment objective and policy to invest at least 80% of its assets in the type of securities suggested by the Fund's name is non-fundamental and may be changed by the Board of Trustees upon at least 60 days' written notice to shareholders. For purposes of a Fund's 80% investment policy, "assets" means the Fund's net assets plus the amount of any borrowings for investment purposes, but exclusive of any collateral held from securities lending.

If you would like to receive additional copies of any materials, please call the Victory Funds at 800-539-FUND (800-539-3863) or please visit VictoryFunds.com.

Investments

The following describes the types of securities each Fund may purchase under normal market conditions to achieve its principal investment strategy. The Funds will not necessarily buy all of the securities listed below.

U.S. Equity Securities

Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.

Foreign Securities

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations, and exchange-traded funds ("ETFs") that invest in foreign corporations.

The Adviser may use other types of investment strategies in pursuing each Fund's overall investment objective. The following describes the types of securities that the Adviser may purchase or investment techniques the Adviser may employ that are not considered to be a part of the Funds' principal investment strategies. Additional securities and techniques are described in the Funds' SAI.

Investment Companies

The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.

Securities Lending

To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following provides additional information about some of the Funds’ principal risks and supplements those risks discussed in each Fund's Fund Summary section of this Prospectus.

	Investors	Large Cap Alpha	Partners	Value
Equity Risk	X	X	X	X
Stock Market Risk	X	X	X	X
Geopolitical/Natural Disaster Risk	X	X	X	X
IT and Operations Risk	X	X	X	X
Manager Risk	X	X	X	X
Focused Investment Risk	X	X	X	X
Foreign Securities Risk	X	X	X	X
Investment Style Risk	X	X	X	X
Large Capitalization Stock Risk		X
Limited Portfolio Risk		X	X	X
Liquidity Risk	X		X	X
Non-Diversified Risk	X
Smaller-Company Stock Risk	X	X	X	X

Equity Risk

The market prices of equity securities, which may include common stocks and other stock-related securities such as preferred stocks may fluctuate, sometimes rapidly or unpredictably. The value of a security may decline for reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods or services or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. A Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that a Fund's investment team views as unfavorable for equity securities.

Stock Market Risk

Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock’s price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. These policies may not be successful and any unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies and could add significantly to the risks of increased volatility and decreased liquidity for a Fund's portfolio.

  Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.
  Information Technology and Operational Risk — Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Funds' service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for a Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Manager Risk

The investment process used by the investment team may produce incorrect judgments about the value of a particular asset or the team may implement its investment strategy in a way that may not produce the desired results.

Focused Investment Risk

A Fund may focus its investments in companies in a particular market or sector. When a Fund focuses its investments in a particular market or sector, financial, economic, business, and other developments affecting issuers in that market or sector will have a greater effect on the Fund than if it had not focused its assets in that market or sector. In addition, investors may buy or sell substantial amounts of a Fund's shares in response to factors affecting or expected to affect a market or sector in which the Fund focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely, to the extent that they were to cause the Fund's cash position or cash requirements to exceed normal levels.

Foreign Securities Risk

Foreign Investments Risk - Foreign investments involve certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. Foreign securities markets may be subject to more or less governmental supervision than their U.S. counterparts. Certain of these risks may also apply to some extent to U.S. investments that are denominated in foreign currencies and to investments in U.S. companies that have significant foreign operations.

Political Risk - Foreign securities markets may be more volatile than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks, and foreign issuers can be impacted by changes to trade policies and trade disputes. These factors can make foreign investments more volatile than U.S. investments.

Liquidity Risk - Securities that trade less frequently or with lower trade volume can be more difficult or more costly to buy or sell than more liquid or active investments. Liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than U.S. exchanges. See also Liquidity Risk.

Currency Risk - Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may erode or reverse any gains produced by investments denominated in foreign currencies and may widen any losses.

Legal Risk - Legal remedies for investors in foreign countries may be more limited than the legal remedies available in the U.S.

Investment Style Risk

Different types of securities such as growth style or value style securities tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Large Capitalization Stock Risk

Large capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Large capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a Fund that invests in large capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small and medium capitalization companies) when stocks of large capitalization companies are out of favor.

Limited Portfolio Risk

A Fund may hold a smaller number of portfolio securities than many other mutual funds. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. Although certain of the Funds are "diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), they may hold a smaller number of portfolio securities than many other mutual funds.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of a Fund to dispose of such securities or other instruments at advantageous prices may be greatly limited, and a Fund may have to continue to hold such securities or instruments during periods when the adviser would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of a Fund's investments and may lead to increased redemptions. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. It may also be the case that other market participants may be attempting to liquidate a security of a particular issuer or type of issuer at the same time as a Fund is attempting to liquidate such security, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such cases the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund's net asset value ("NAV").

Non-Diversified Risk

A Fund that is non-diversified may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in a Fund being more sensitive to the economic results of those issuing securities, and, as a result, gains and losses on a single investment may have a greater impact on the Fund's NAV and may make the Fund more volatile than more diversified funds.

Smaller-Company Stock Risk

Small- or mid-sized companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. In addition, such companies may have been recently organized and have little or no track record of success. Also, the Adviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of smaller-sized companies may trade less frequently and in smaller volume than more widely held securities. Prices of small- or mid-sized companies tend to be more volatile than those of larger companies and small- or mid-sized issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they may be often more difficult to purchase and sell.

The Adviser may use several types of investment strategies in pursuing the Funds' overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Funds. Additional risks are included in the Funds' SAI.

Investment Company Risk

The Fund's ability to achieve its investment objective may be directly related to the ability of other investment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Securities Lending Risk

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (1) the inability of the borrower to return the securities, (2) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (3) a delay in recovery of the securities, or (4) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral. In determining whether to lend securities, the Adviser or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

An investment in the Fund is not a complete investment program.

 Impact on Returns Example

The following example is intended to help you assess the impact of the operating expenses of the Funds listed below on each Fund's potential returns. The example assumes that you invest $10,000 in a Fund for a 10-year period, and that your investment earns a 5% return each year. The example reflects the impact of sales loads and the impact of any fee waiver/expense reimbursement agreement in place for a Fund through its expiration date, as detailed in the Annual Fund Operating Expenses table of each Fund. Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the "Expenses") associated with your investment and (2) the difference (the "Impact on Return") between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns (based on a $10,000 investment and a 5% annual return)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Victory RS Investors Fund
Class A Shares
Expenses	$703	$161	$166	$172	$178	$184	$190	$196	$203	$210	$2,363
Impact on Return	$729	$195	$210	$226	$243	$261	$280	$300	$322	$345	$3,111
Class C Shares
Expenses	$210	$265	$271	$278	$284	$292	$299	$306	$314	$321	$2,840
Impact on Return	$207	$272	$292	$313	$335	$359	$384	$411	$439	$468	$3,480
Class R Shares
Expenses	$198	$399	$404	$408	$413	$418	$423	$427	$432	$437	$3,959
Impact on Return	$195	$406	$431	$458	$485	$514	$545	$577	$610	$646	$4,867
Class Y Shares
Expenses	$107	$151	$157	$162	$168	$174	$180	$187	$193	$201	$1,680
Impact on Return	$105	$154	$167	$181	$195	$211	$228	$246	$264	$284	$2,035
Victory RS Partners Fund
Class A Shares
Expenses	$714	$151	$156	$162	$167	$173	$179	$185	$192	$199	$2,278
Impact on Return	$740	$185	$200	$215	$231	$249	$267	$287	$307	$329	$3,010
Class R Shares
Expenses	$184	$275	$281	$288	$294	$302	$309	$316	$324	$330	$2,903
Impact on Return	$181	$280	$301	$323	$345	$370	$395	$422	$451	$481	$3,549
Class Y Shares
Expenses	$114	$128	$133	$138	$143	$149	$154	$160	$166	$173	$1,458
Impact on Return	$112	$131	$143	$155	$168	$181	$196	$211	$228	$245	$1,770
Victory RS Value Fund
Class A Shares
Expenses	$700	$134	$139	$144	$150	$155	$161	$167	$173	$178	$2,101
Impact on Return	$726	$168	$181	$196	$211	$226	$243	$261	$280	$300	$2,792
Class C Shares
Expenses	$210	$239	$245	$252	$259	$266	$273	$280	$288	$297	$2,609
Impact on Return	$207	$246	$265	$285	$306	$328	$351	$376	$402	$430	$3,196
Class R Shares
Expenses	$172	$361	$367	$372	$378	$384	$390	$396	$402	$407	$3,629
Impact on Return	$169	$367	$391	$416	$442	$470	$500	$530	$563	$597	$4,445
Class Y Shares
Expenses	$108	$113	$118	$122	$128	$132	$138	$143	$149	$154	$1,305
Impact on Return	$106	$117	$127	$138	$149	$162	$175	$189	$204	$220	$1,587

 Organization and Management of the Funds

The Funds' Board of Trustees has the overall responsibility for overseeing the management of each Fund.

The Investment Adviser

The Adviser serves as the investment adviser to each of the Victory Funds pursuant to an investment management agreement. The Adviser oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission ("SEC"). As of March 31, 2020, the Adviser managed and advised assets totaling in excess of $123.7 billion for individual and institutional clients. The Adviser's address is 15935 La Cantera Parkway, San Antonio, TX 78256.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. RS Investments, a Victory Capital investment franchise, is responsible for the day-to-day investment management of the Funds.

Advisory fees to be paid annually, before waivers, will be equal to the following:

Fund	Advisory Fee
Victory RS Investors Fund	1.00%
Victory RS Large Cap Alpha Fund	0.50%
Victory RS Partners Fund	1.00%
Victory RS Value Fund	0.85%

See "Fund Fees and Expenses" for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to a Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to a Fund.

A discussion of the Board's most recent considerations in approving the Advisory Agreement is included in each Fund's annual report for the period ended December 31.

Portfolio Management

Tyler Dann II has been a member of the RS Value team since 2014 and has been responsible for the Victory RS Large Cap Alpha Fund since July 2016. From 2014 through 2016, he was with RS Investment Management Co. LLC, which was acquired by the Adviser in 2016. Prior to that, he was Portfolio Manager and Senior Research Analyst with Invesco Advisers, Inc., where he served as co-Portfolio Manager for the Invesco Charter Fund, the Invesco VI Core Equity Fund and the Invesco Energy Fund. Previously, he was Senior Research Analyst at Banc of America Securities. Prior to that, Mr. Dann held various energy research positions at Credit Suisse First Boston and SBC Warburg. He is a CFA charterholder.

Robert Harris is the Chief Investment Officer of the RS Value team. He has been responsible for the Victory RS Partners Fund, Victory RS Value Fund, Victory RS Large Cap Alpha Fund, and Victory RS Investors Fund (including their predecessor funds) since 2014. From 2005 to 2016, he was an analyst with RS Investment Management Co. LLC, which was acquired by the Adviser in 2016. Before joining RS Investments, he was a financial services analyst at Dresdner RCM Global Investors, LLC. Previously, he was a marketing associate for Chevron Texaco Corporation. He also spent seven years as a flight engineer in the United States Air Force.

Joseph Mainelli is a member of the RS Value team and has been responsible for the Victory RS Large Cap Alpha Fund (including its predecessor fund) since 2012, and Victory RS Partners Fund, Victory RS Value Fund and Victory RS Investors Fund (including their predecessor funds) since 2013. From 2007 to 2016, he was an analyst with RS Investment Management Co. LLC, which was acquired by the Adviser in 2016. Before joining RS Investments, he was an equity research analyst focusing on small- and mid-cap value investments at David J. Greene & Company for three years. Previously, he was an equity research analyst at Sagamore Hill Capital and ING Furman Selz Asset Management.

The Funds' SAI provides additional information about the portfolio managers' method of compensation, other accounts they manage and any ownership interests they may have in the Funds.

 Investing with the Victory Funds

All you need to do to get started is to fill out an application.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, Class C, Class I, Class R, Class R6 or Class Y shares. Class I, Class R, Class R6 and Class Y shares are available for purchase only by eligible shareholders.

This section of the Prospectus describes each share class currently offered by the Victory Funds. Keep in mind that not all Victory Funds offer each class of shares. Therefore, certain classes may be discussed below that are not necessarily offered in this Prospectus. The classes of shares that are offered by the Fund are those listed on the cover page designated with a ticker symbol.

This section of the Prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Victory Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm's policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

Each Victory Fund calculates its share price, called its net asset value ("NAV"), each business day as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE"), which is normally 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the NYSE, a Fund's share price will be determined based upon the close of the NYSE. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the NYSE is open.

To the extent a Fund’s investments include securities that are primarily traded in foreign markets, the value of those securities may change on days when shareholders are unable to purchase and redeem a Fund’s shares, such as on weekends or other days when the Fund does not price its shares.

Each Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, a Fund will price its investments at fair value according to procedures approved by the Board of Trustees. A Fund will fair value a security when:

  Trading in the security has been halted;
  The market quotation for the security is clearly erroneous due to a clerical error;
  The security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or
  An event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security's actual market value in light of subsequent relevant information, and the security's opening price on the next trading day may be different from the fair value price assigned to the security.

Each Victory Fund calculates the NAV of each share class by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find a Fund's NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find a Fund's NAV by calling 800-539-3863 or by visiting the Funds' website at VictoryFunds.com.

Choosing a Share Class

CLASS A

  Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
  A contingent deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class A shares also pay ongoing distribution and/or service (12b-1) fees.
  Lower annual expenses than Class C or Class R shares.

CLASS C

  No front-end sales charge. All your money goes to work for you right away.
  A CDSC may be imposed if you sell your shares within twelve months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class C shares also pay ongoing distribution and/or service (12b-1) fees.
  Higher annual expenses than all other classes of shares.

CLASS I

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class I shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class I shares are only available to certain investors.
  Typically lower annual expenses than all other classes of shares except Class R6 shares.

CLASS R

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class R shares pay ongoing distribution and/or service (12b-1) fees.
  Class R shares are only available to certain investors.
  Higher annual expenses than all classes except Class C shares.

CLASS R6

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class R6 shares are only available to certain investors.
  Typically lower annual expenses than all other classes of shares.

CLASS Y

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class Y shares are only available to certain investors.
  Typically lower annual expenses than Classes A, C and R shares.

Share Classes

When you purchase shares of a Fund, you must choose a share class. The Victory Funds offer Class A, Class C, Class I, Class R, Class R6 and Class Y shares. Each share class represents an interest in the same portfolio of securities, but the classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. Not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders. The Victory Funds may offer additional classes of shares in the future.

Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

The Funds reserve the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Funds may also waive any applicable eligibility criteria or investment minimums at its discretion.

A Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Funds reserve the right to liquidate the shares held in accounts maintained by the financial intermediary.

Calculation of Sales Charges for Class A Shares

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the "front-end sales load." The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints."

All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

In order to obtain a breakpoint discount, you must inform the Victory Funds or your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your Victory accounts and any linked accounts, such as accounts opened with a different financial intermediary.

The current sales charge rates and breakpoint levels for Class A shares of the Funds are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above[1]	0.00%	0.00%

1  A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC Reductions for Class A and Class C Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.

Sales Charge Reductions and Waivers for Class A Shares

There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges and, in some cases, eliminate sales charges.

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Funds' transfer agent, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid for shares of the Victory Funds held in: any accounts (e.g., retirement accounts) established (i) with the Victory Funds and your Investment Professional; (ii) with other financial intermediaries; and (iii) in the name of immediate family household members (spouse or domestic partner and children under 21).

The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Funds or through a financial intermediary. In all instances, it is your responsibility to notify the Funds or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Some intermediaries impose different policies for sales charge waivers and reductions. These variations are described for these firms in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated herein. In order to obtain waivers and discounts that are not available through your intermediary, you must purchase Fund shares directly from the Funds or through another intermediary.

You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Portfolios' Mutual Funds Pricing Policies.

You may reduce or eliminate the sales charge applicable to Class A shares in a number of ways:

  Breakpoint - Purchase a sufficient amount to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
  Letter of Intent - If you anticipate purchasing $50,000 or more of Class A shares of the Fund, including any purchase of Class A shares of other Victory Funds (excluding those Funds that do not impose a sales charge), within a 13-month period, you may qualify for a sales charge breakpoint as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
  Right of Accumulation - You may add the value of any Class A shares of a Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment of that fund to determine if your additional investment will qualify for a sales charge breakpoint. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Right of Accumulation, you or your Investment Professional must inform the Fund’s transfer agent that the Right applies each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;
  Combination Privilege - You may combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;
  Reinstatement Privilege - You may reinvest at NAV all or part of your redemption proceeds within 90 days of a redemption of Class A shares of a Fund;
  Waiver - The Victory Funds will completely waive the sales charge for Class A shares in the following cases:
    Purchases of $1,000,000 or more;
    Purchases by certain individuals associated with the Victory Funds or service providers (see "Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers");
    Purchases by registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with the Funds' distributor ("Distributor"), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
    Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
    Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account;
    Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
    Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as "supermarkets");
    Purchases by certain financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
    Investors that have an investment account with the Adviser;
    Purchases by CMS Energy employees participating in a Victory prototype Roth IRA plan by way of payroll deduction from CMS Energy; and
    Individuals who reinvest the proceeds of redemptions from Class I, Class R6 or Class Y shares of a Victory Fund within 60 days of redemption.

You should inform the Fund or your Investment Professional at the time of purchase of the sales charge waiver category which you believe applies.

CDSC for Class A Shares

A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.

CDSC for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within twelve months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinvested do not result in a refund of any CDSC paid by the shareholder, but the reinvested shares will be treated as CDSC exempt upon reinvestment. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to a CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

CDSC Reductions and Waivers for Class A and Class C Shares

No CDSC is imposed on redemptions of Class A and Class C shares in the following circumstances:

  To the extent that the shares redeemed:
    are no longer subject to the holding period for such shares;
    resulted from reinvestment of distributions; or
    were exchanged for shares of another Victory Fund as allowed by the Prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
  Following the death or post-purchase disability of:
    a registered shareholder on an account; or
    a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
  Distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from:
    required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
    tax free returns of excess contributions or returns of excess deferral amounts;
    distributions on the death or disability of the account holder;
    distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
    distributions as a result of separation of service;
  Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
  In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
  When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
  Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Eligibility Requirements to Purchase Class I Shares

Class I shares may only be purchased by:

  Institutional and individual retail investors with a minimum investment in Class I shares of $2,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
  Investors who purchase through advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account ("Advisory Programs"). Such transactions may be subject to additional rules or requirements of the applicable Advisory Program;
  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans; and
  Brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $2,000,000.

Eligibility Requirements to Purchase Class R Shares

A Fund reserves the right to change the criteria for eligible investors and the investment minimums.

Class R shares may only be purchased by:

  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans; and
  Investors who purchase through Advisory Programs with an approved financial intermediary.

Eligibility Requirements to Purchase Class R6 Shares

Class R6 shares may only be purchased by:

  Registered investment companies;
  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization, employer sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
  Endowments and foundations; and
  Investors who purchase through Advisory Programs with an approved financial intermediary.

Eligibility Requirements to Purchase Class Y Shares

Class Y shares may only be purchased by:

  Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
  Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds, who invest at least $2,500;
  Brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class Y shares through these programs may be required to pay a commission and/or other forms of compensation to the broker;
  Pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Fund;
  Investors who purchase through Advisory Programs with an approved financial intermediary.
  Purchases by:
    investment advisory clients of the Adviser; or
    investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.

Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers

Current and retired Victory Fund trustees and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by a Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. "Affiliated Providers" are affiliates of the Adviser and organizations that provide services to the Trust.

Information About Fees

Distribution and Service Plans

In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A, Class C and Class R shares of the Funds.

Under the Class A Distribution and Service Plan, a Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of Class A shares. Under the Class R Distribution and Service Plan, a Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of its average daily net assets of Class R shares. The fee is paid for general distribution services, for selling Class A and Class R shares of the Fund and, as applicable, for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of Fund shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, a Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund's Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of a Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

Except with respect to Class R6 shares, if you purchase Fund shares through an Investment Professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, the Adviser (and its affiliates) may make substantial payments out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds, to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other Investment Professionals for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." The Adviser (and its affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer's or financial intermediary's system. Such payments are not considered to be revenue sharing payments.

In some circumstances, these types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets, or from the resources of the Adviser or its affiliates on sales of or investments in Class R6 shares.

How to Buy Shares

Opening an Account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-539-3863. You can also download an Account Application by visiting the Victory Funds' website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Funds.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Funds are unable to collect the required information, you may not be able to open your account. Additional details about the Funds' Customer Identification Program are available in the section "Important Fund Policies."

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

Paying for Your Initial Purchase

If you wish to make an investment directly into the Victory Funds, make your check payable to the "Victory Funds." All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Funds. All payments must be denominated in U.S. dollars.

Minimum Investments

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least $50. Different intermediaries may impose different minimum investments. These variations are described in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. If you would like to buy Class I, Class R, Class R6 or Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class I, Class R, Class R6 or Class Y shares except as set forth in the Eligibility Requirements to Purchase with respect to some types of accounts.

For Class C shares, individual purchases of $1,000,000 and above will automatically be made in Class A shares.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees and immediate family members of employees, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when a Fund is purchased through an Advisory Program within qualified retirement plans or in other similar circumstances. Although the Funds may sometimes waive the minimum investment, when they do so, they always reserve the right to reject initial investments under the minimum at their discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

A Fund reserves the right to change the criteria for eligible investors and the investment minimums.

Purchasing Additional Shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

  By Mail

  To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

  By Telephone

  If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

  By Exchange

  You may purchase shares of a Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section "Exchanging Shares."

  Via the Internet

  If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House ("ACH") payment in order to execute online purchases.

  By ACH

  Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Funds do not charge a fee for ACH transfers but they reserve the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

  By Wire

  You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

  Although the transfer agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

  By Systematic Investment Plan

  To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of a Fund.

Other Purchase Rules You Should Know

The Funds reserve the right to refuse a purchase order for any reason, including if they believe that doing so would be in the best interest of a Fund or its shareholders. The Funds also reserve the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	Victory Funds P.O. Box 182593 Columbus, OH 43218-2593
BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: Victory Funds c/o FIS TA Operations 4249 Easton Way, Suite 400 Columbus, OH 43219 PHONE: 800-539-3863
BY WIRE	Call 800-539-3863 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.
BY TELEPHONE	800-539-FUND (800-539-3863)
ON THE INTERNET	www.VictoryFunds.com

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How to Exchange Shares

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling 800-539-FUND or by visiting VictoryFunds.com

The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or shares of another Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

  Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
  To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
  Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Funds' other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Class C Share Conversion

Class C shares of a Fund will automatically convert to Class A shares in the month following the 10-year anniversary date of the purchase of the Class C shares. The conversion will be effected at the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

You may be able to voluntarily convert your Class C shares before the 10-year anniversary to a different share class of the same Fund that has a lower total annual operating expense ratio provided certain conditions are met. This voluntary conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing Your Voluntary Exchange/Conversion

If your exchange or conversion request is received and accepted by the Funds, an Investment Professional or other intermediary by the close of trading as described in the section entitled, “Share Price,” then your request will be processed the same day. If received after the close of trading, your request will be processed on the next business day. Please contact your financial intermediary regarding the tax consequences of any exchange or conversion.

Exchanges will occur at the respective NAVs of the Funds' share classes next calculated after receipt and acceptance of your exchange request in good order, plus any applicable sales charge described in the Prospectus. Share class conversions will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's NAVs.

Requesting an Exchange

You can exchange shares of the Funds by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other Exchange Rules You Should Know

The Funds may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Funds may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of a Fund that were purchased through your employer's retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

  Mail a check to the address of record;
  Wire funds to a previously designated domestic financial institution;
  Mail a check to a previously designated alternate address; or
  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

  Your account registration has changed within the last 15 business days;
  The check is not being mailed to the address on your account;
  The check is not being made payable to the owner of the account;
  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or
  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information About Redemptions
  Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which will take up to 10 business days.
  We typically expect to send the proceeds from your share redemption within one business day after we execute your order, but we may take up to seven business days to send redemption proceeds, regardless of payment type. When you sell shares through your financial intermediary, you can ask the intermediary to tell you when you can expect to receive the proceeds of your redemption.
  A Fund may suspend your right to redeem your shares in the following circumstances:
    During non-routine closings of the NYSE;
    When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or
    When the SEC orders a suspension to protect the Fund's shareholders.
  A Fund typically uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet redemption requests. In unusual circumstances or under stressed market conditions, the Fund may use other methods to raise cash to meet redemption requests. For example, the Fund may borrow from a line of credit or borrow available cash held by other Victory Funds under an "interfund lending program" in reliance on an exemptive order from the SEC.
  A Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets. The Funds reserve the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.
  If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the redemption check to you or the check remains outstanding for more than six months, the Funds reserve the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

 Distributions and Taxes

Buying a dividend. You should check the Funds' distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. Each Fund passes its earnings along to investors in the form of dividends. Dividends paid by a Fund represent the net income from dividends and interest earned on investments after expenses. Each Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends annually. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of your Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the same Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. Each Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Income Earned Option

You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Distributions Option

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you will pay a sales charge on the amount of reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information About Taxes

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

A Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

  Qualified dividends received from a Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by a Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.
  Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of a Fund, or you reinvest them in shares of another Victory Fund.
  Dividends from a Fund that are attributable to interest on certain U.S. government obligations, if any, may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from a Fund.
  An exchange of a Fund's shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.
  An exchange of one class of a Fund's shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.
  Distributions from a Fund and gains from the disposition of your shares may also be subject to state and local income tax.
  An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from a Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.
  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
  Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.
  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
  A Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).
  A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.
  You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
  The Funds may provide estimated capital gain distribution information through the website at VictoryFunds.com.

 Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Victory Funds must obtain the following information for each person who opens a new account:

  Name;
  Date of birth (for individuals);
  Residential or business street address (although post office boxes are still permitted for mailing); and
  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Victory Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Victory Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided in all cases by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee (MSG). In some instances a Notary Public stamp is an acceptable alternative. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

  Change of name (Notary Public, SVP or MSG);
  Add/change banking instructions (SVP or MSG);
  Add/change beneficiaries (Notary Public, SVP or MSG);
  Add/change authorized account traders (SVP or MSG);
  Adding a Power of Attorney (Notary Public, SVP or MSG);
  Add/change Trustee (Notary Public, SVP or MSG); and
  Uniform Transfers to Minors Act/Uniform Gifts to Minors Act custodian change (Notary Public, SVP or MSG).

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Funds' Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Funds will:

  Employ "fair value" pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and
  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Funds, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Funds or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Funds, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Funds that provide a substantially similar level of protection for the Funds against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Funds' market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

A description of each Fund's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI and on the Funds' website at VictoryFunds.com.

Performance

The Victory Funds may advertise the performance of a Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Funds calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and the Funds, neither this Prospectus nor the SAI represents a contract between the Trust or the Funds and any shareholder.

 Financial Highlights

The following financial highlights tables reflect historical information about shares of the Funds and are intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of its operations. Certain information shows the results of an investment in one share of the Fund. To the extent a Fund invests in other funds, the Total Annual Operating Expenses included in a Fund's Fees and Expenses Table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

The information presented for the year ended December 31, 2019 has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ annual report. The information for all periods prior to December 31, 2019 has been audited by different independent registered public accounting firms. A Fund’s annual and semi-annual reports are available by calling the Victory Funds at 800-539-FUND and at VictoryFunds.com.

The financial highlights for each Fund reflect the historical financial highlights of its corresponding predecessor fund, a separate series of RS Investment Trust that was managed by RS Investment Management Co. LLC. Upon the completion of the reorganization of each predecessor fund with and into its respective Fund, which occurred on July 29, 2016, the Class A, C, R and Y shares of each Fund, as applicable, assumed the performance, financial and other historical information of the Class A, C, K and Y shares, respectively, of the corresponding predecessor fund.

RS Investors Fund

	Class A Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$10.68	$13.86	$13.65	$12.42	$12.95
Investment Activities
Net Investment Income (Loss)(a)	—(b)	—(b)	(0.03)	—(b)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	2.99	(1.27)	2.23	1.23	(0.49)
Total from Investment Activities	2.99	(1.27)	2.20	1.23	(0.53)
Distributions to Shareholders From
Net Investment Income	—	—	—	—	—
Net Realized Gains from Investments	(0.57)	(1.91)	(1.99)	—	—
Total Distributions	(0.57)	(1.91)	(1.99)	—	—
Net Asset Value, End of Period	$13.10	$10.68	$13.86	$13.65	$12.42
Total Return (Excludes Sales Charge)	28.01%	(9.36)%	16.28%	9.90%	(4.09)%
Ratios to Average Net Assets
Net Expenses	1.33%	1.33%	1.33%	1.33%	1.33%
Net Investment Income (Loss)	0.03%	(0.03)%	(0.24)%	0.02%	(0.28)%
Gross Expenses	1.62%	1.58%	1.54%	1.56%	1.51%
Supplemental Data
Net Assets, End of Period (000's)	$16,906	$15,682	$20,419	$28,022	$41,556
Portfolio Turnover(c)	64%	56%	80%	92%	50%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$9.53	$12.68	$12.73	$11.67	$12.26
Investment Activities
Net Investment Income (Loss)(a)	(0.08)	(0.10)	(0.19)	(0.09)	(0.12)
Net Realized and Unrealized Gains (Losses) on Investments	2.66	(1.14)	2.13	1.15	(0.47)
Total from Investment Activities	2.58	(1.24)	1.94	1.06	(0.59)
Distributions to Shareholders From
Net Investment Income	—	—	—	—	—
Net Realized Gains from Investments	(0.57)	(1.91)	(1.99)	—	—
Total Distributions	(0.57)	(1.91)	(1.99)	—	—
Net Asset Value, End of Period	$11.54	$9.53	$12.68	$12.73	$11.67
Total Return (Excludes Contingent Deferred Sales Charge)	27.08%	(10.08)%	15.48%	9.08%	(4.81)%
Ratios to Average Net Assets
Net Expenses	2.07%	2.07%	2.07%	2.07%	2.07%
Net Investment Income (Loss)	(0.73)%	(0.82)%	(1.42)%	(0.72)%	(1.01)%
Gross Expenses	2.54%	2.44%	2.35%	2.35%	2.29%
Supplemental Data
Net Assets, End of Period (000's)	$6,898	$7,282	$11,149	$14,517	$21,654
Portfolio Turnover(b)	64%	56%	80%	92%	50%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$9.66	$12.81	$12.83	$11.73	$12.30
Investment Activities
Net Investment Income (Loss)(a)	(0.07)	(0.08)	(0.17)	(0.06)	(0.09)
Net Realized and Unrealized Gains (Losses) on Investments	2.70	(1.16)	2.14	1.16	(0.48)
Total from Investment Activities	2.63	(1.24)	1.97	1.10	(0.57)
Distributions to Shareholders From
Net Investment Income	—	—	—	—	—
Net Realized Gains from Investments	(0.57)	(1.91)	(1.99)	—	—
Total Distributions	(0.57)	(1.91)	(1.99)	—	—
Net Asset Value, End of Period	$11.72	$9.66	$12.81	$12.83	$11.73
Total Return	27.24%	(9.91)%	15.50%	9.38%	(4.63)%
Ratios to Average Net Assets
Net Expenses	1.95%	1.95%	1.95%	1.92%	1.84%
Net Investment Income (Loss)	(0.59)%	(0.64)%	(1.27)%	(0.50)%	(0.78)%
Gross Expenses	3.85%	3.15%	2.72%	1.92%	1.90%
Supplemental Data
Net Assets, End of Period (000's)	$844	$831	$1,379	$1,314	$1,771
Portfolio Turnover(b)	64%	56%	80%	92%	50%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$10.94	$14.10	$13.82	$12.55	$13.05
Investment Activities
Net Investment Income (Loss)(a)	0.03	0.03	0.03	0.04	—
Net Realized and Unrealized Gains (Losses) on Investments	3.07	(1.28)	2.24	1.24	(0.50)
Total from Investment Activities	3.10	(1.25)	2.27	1.28	(0.50)
Distributions to Shareholders From
Net Investment Income	—	—	—	(0.01)	—
Net Realized Gains from Investments	(0.57)	(1.91)	(1.99)	—	—
Total Distributions	(0.57)	(1.91)	(1.99)	(0.01)	—
Net Asset Value, End of Period	$13.47	$10.94	$14.10	$13.82	$12.55
Total Return	28.35%	(9.06)%	16.59%	10.17%	(3.83)%
Ratios to Average Net Assets
Net Expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Net Investment Income (Loss)	0.27%	0.18%	0.19%	0.28%	(0.01)%
Gross Expenses	1.43%	1.37%	1.25%	1.24%	1.21%
Supplemental Data
Net Assets, End of Period (000's)	$19,146	$14,669	$27,131	$50,013	$80,290
Portfolio Turnover(b)	64%	56%	80%	92%	50%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

RS Large Cap Alpha Fund

	Class A Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$42.20	$56.61	$51.86	$50.98	$59.25
Investment Activities
Net Investment Income (Loss)(a)	0.51	0.44	0.38	0.40	0.50
Net Realized and Unrealized Gains (Losses) on Investments	12.44	(5.67)	9.10	4.01	(1.74)
Total from Investment Activities	12.95	(5.23)	9.48	4.41	(1.24)
Distributions to Shareholders From
Net Investment Income	(0.37)	(0.38)	—(b)	(0.42)	(0.57)
Net Realized Gains from Investments	(1.67)	(8.80)	(4.73)	(3.12)	(6.46)
Total Distributions	(2.04)	(9.18)	(4.73)	(3.54)	(7.03)
Capital Contribution from Prior Custodian, Net	—	—	—	0.01	—
Net Asset Value, End of Period	$53.11	$42.20	$56.61	$51.86	$50.98
Total Return (Excludes Sales Charge)	30.73%	(9.31)%	18.32%	8.67%(c)	(2.03)%
Ratios to Average Net Assets
Net Expenses	0.89%	0.89%	0.89%	0.89%	0.89%
Net Investment Income (Loss)	1.03%	0.77%	0.68%	0.79%	0.86%
Gross Expenses	0.95%	0.93%	0.94%	0.92%	0.89%
Supplemental Data
Net Assets, End of Period (000's)	$520,159	$439,035	$540,762	$522,593	$556,204
Portfolio Turnover(d)	51%	59%	55%	79%	39%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amounts is less than $0.005.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$35.78	$49.50	$46.22	$45.80	$53.96
Investment Activities
Net Investment Income (Loss)(a)	0.10	(0.03)	(0.04)	—(b)	0.03
Net Realized and Unrealized Gains (Losses) on Investments	10.50	(4.89)	8.05	3.57	(1.58)
Total from Investment Activities	10.60	(4.92)	8.01	3.57	(1.55)
Distributions to Shareholders From
Net Investment Income	(0.01)	—(b)	—	(0.04)	(0.15)
Net Realized Gains from Investments	(1.67)	(8.80)	(4.73)	(3.12)	(6.46)
Total Distributions	(1.68)	(8.80)	(4.73)	(3.16)	(6.61)
Capital Contribution from Prior Custodian, Net	—	—	—	0.01	—
Net Asset Value, End of Period	$44.70	$35.78	$49.50	$46.22	$45.80
Total Return (Excludes Contingent Deferred Sales Charge)	29.70%	(10.03)%	17.36%	7.80%(c)	(2.80)%
Ratios to Average Net Assets
Net Expenses	1.69%	1.69%	1.69%	1.69%	1.69%
Net Investment Income (Loss)	0.24%	(0.06)%	(0.08)%	(0.01)%	0.06%
Gross Expenses	1.74%	1.75%	1.71%	1.71%	1.69%
Supplemental Data
Net Assets, End of Period (000's)	$17,028	$18,227	$29,771	$28,801	$33,608
Portfolio Turnover(d)	51%	59%	55%	79%	39%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amounts is less than $0.005.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$42.01	$56.35	$51.83	$50.93	$59.15
Investment Activities
Net Investment Income (Loss)(a)	0.32	0.22	0.18	0.23	0.29
Net Realized and Unrealized Gains (Losses) on Investments	12.36	(5.61)	9.07	3.99	(1.74)
Total from Investment Activities	12.68	(5.39)	9.25	4.22	(1.45)
Distributions to Shareholders From
Net Investment Income	(0.19)	(0.15)	—	(0.21)	(0.31)
Net Realized Gains from Investments	(1.67)	(8.80)	(4.73)	(3.12)	(6.46)
Total Distributions	(1.86)	(8.95)	(4.73)	(3.33)	(6.77)
Capital Contribution from Prior Custodian, Net	—	—	—	0.01	—
Net Asset Value, End of Period	$52.83	$42.01	$56.35	$51.83	$50.93
Total Return	30.23%	(9.63)%	17.87%	8.30%(b)	(2.38)%
Ratios to Average Net Assets
Net Expenses	1.26%	1.26%	1.26%	1.23%	1.26%
Net Investment Income (Loss)	0.66%	0.38%	0.33%	0.45%	0.49%
Gross Expenses	1.48%	1.40%	1.42%	1.23%	1.26%
Supplemental Data
Net Assets, End of Period (000's)	$7,232	$6,348	$10,229	$10,631	$12,402
Portfolio Turnover(c)	51%	59%	55%	79%	39%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$42.01	$56.38	$51.66	$50.82	$59.08
Investment Activities
Net Investment Income (Loss)(a)	0.61	0.55	0.49	0.51	0.62
Net Realized and Unrealized Gains (Losses) on Investments	12.38	(5.64)	9.07	4.00	(1.74)
Total from Investment Activities	12.99	(5.09)	9.56	4.51	(1.12)
Distributions to Shareholders From
Net Investment Income	(0.46)	(0.48)	(0.11)	(0.56)	(0.68)
Net Realized Gains from Investments	(1.67)	(8.80)	(4.73)	(3.12)	(6.46)
Total Distributions	(2.13)	(9.28)	(4.84)	(3.68)	(7.14)
Capital Contribution from Prior Custodian, Net	—	—	—	0.01	—
Net Asset Value, End of Period	$52.87	$42.01	$56.38	$51.66	$50.82
Total Return	30.99%	(9.11)%	18.56%	8.89%(b)	(1.82)%
Ratios to Average Net Assets
Net Expenses	0.68%	0.68%	0.68%	0.68%	0.68%
Net Investment Income (Loss)	1.24%	0.96%	0.88%	1.00%	1.05%
Gross Expenses	0.78%	0.75%	0.72%	0.69%	0.68%
Supplemental Data
Net Assets, End of Period (000's)	$20,021	$21,827	$33,638	$31,840	$31,662
Portfolio Turnover(c)	51%	59%	55%	79%	39%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

RS Partners Fund

	Class A Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$20.66	$29.21	$31.58	$26.89	$31.08
Investment Activities
Net Investment Income (Loss)(a)	0.12	0.04	(0.25)	(0.12)	(0.11)
Net Realized and Unrealized Gains (Losses) on Investments	6.12	(3.52)	4.78	6.59	(3.22)
Total from Investment Activities	6.24	(3.48)	4.53	6.47	(3.33)
Distributions to Shareholders From
Net Investment Income	(0.21)	(0.08)	—	—	—
Net Realized Gains from Investments	(2.22)	(4.99)	(6.90)	(1.78)	(0.86)
Total Distributions	(2.43)	(5.07)	(6.90)	(1.78)	(0.86)
Net Asset Value, End of Period	$24.47	$20.66	$29.21	$31.58	$26.89
Total Return (Excludes Sales Charge)	30.69%	(12.04)%	14.21%	24.04%	(10.74)%
Ratios to Average Net Assets
Net Expenses	1.45%	1.45%	1.45%	1.45%	1.42%
Net Investment Income (Loss)	0.49%	0.14%	(0.75)%	(0.44)%	(0.35)%
Gross Expenses	1.52%	1.52%	1.50%	1.53%	1.42%
Supplemental Data
Net Assets, End of Period (000's)	$193,630	$175,723	$259,050	$378,695	$475,722
Portfolio Turnover(b)	57%	62%	38%	60%	42%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$18.79	$27.09	$29.84	$25.57	$29.72
Investment Activities
Net Investment Income (Loss)(a)	0.03	(0.04)	(0.44)	(0.21)	(0.21)
Net Realized and Unrealized Gains (Losses) on Investments	5.55	(3.27)	4.59	6.26	(3.08)
Total from Investment Activities	5.58	(3.31)	4.15	6.05	(3.29)
Distributions to Shareholders From
Net Investment Income	(0.14)	—	—	—	—
Net Realized Gains from Investments	(2.22)	(4.99)	(6.90)	(1.78)	(0.86)
Total Distributions	(2.36)	(4.99)	(6.90)	(1.78)	(0.86)
Net Asset Value, End of Period	$22.01	$18.79	$27.09	$29.84	$25.57
Total Return	30.26%	(12.39)%	13.81%	23.64%	(11.09)%
Ratios to Average Net Assets
Net Expenses	1.81%	1.81%	1.81%	1.81%	1.81%
Net Investment Income (Loss)	0.12%	(0.16)%	(1.40)%	(0.78)%	(0.74)%
Gross Expenses	2.63%	2.37%	2.28%	1.81%	1.81%
Supplemental Data
Net Assets, End of Period (000's)	$1,510	$1,207	$2,168	$2,452	$2,365
Portfolio Turnover(b)	57%	62%	38%	60%	42%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$21.94	$30.67	$32.75	$27.75	$31.95
Investment Activities
Net Investment Income (Loss)(a)	0.21	0.14	(0.04)	(0.03)	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	6.52	(3.71)	4.86	6.81	(3.32)
Total from Investment Activities	6.73	(3.57)	4.82	6.78	(3.34)
Distributions to Shareholders From
Net Investment Income	(0.28)	(0.17)	—	—	—
Net Realized Gains from Investments	(2.22)	(4.99)	(6.90)	(1.78)	(0.86)
Total Distributions	(2.50)	(5.16)	(6.90)	(1.78)	(0.86)
Net Asset Value, End of Period	$26.17	$21.94	$30.67	$32.75	$27.75
Total Return	31.18%	(11.77)%	14.59%	24.41%	(10.47)%
Ratios to Average Net Assets
Net Expenses	1.12%	1.12%	1.12%	1.12%	1.12%
Net Investment Income (Loss)	0.82%	0.48%	(0.11)%	(0.11)%	(0.05)%
Gross Expenses	1.21%	1.19%	1.21%	1.22%	1.18%
Supplemental Data
Net Assets, End of Period (000's)	$232,432	$250,709	$349,022	$378,271	$542,595
Portfolio Turnover(b)	57%	62%	38%	60%	42%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

RS Value Fund

	Class A Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$20.28	$26.21	$27.94	$28.33	$33.04
Investment Activities
Net Investment Income (Loss)(a)	0.07	0.06	0.03	—(b)	(0.08)
Net Realized and Unrealized Gains (Losses) on Investments	6.28	(2.85)	4.80	3.09	(1.98)
Total from Investment Activities	6.35	(2.79)	4.83	3.09	(2.06)
Distributions to Shareholders From
Net Investment Income	(0.14)	(0.14)	(0.04)	(0.13)	—(b)
Net Realized Gains from Investments	(1.70)	(3.00)	(6.52)	(3.35)	(2.65)
Total Distributions	(1.84)	(3.14)	(6.56)	(3.48)	(2.65)
Capital Contribution from Prior Custodian, Net	—	—	—	—(b)	—
Net Asset Value, End of Period	$24.79	$20.28	$26.21	$27.94	$28.33
Total Return (Excludes Sales Charge)	31.35%	(10.75)%	17.41%	10.92%(c)	(6.18)%
Ratios to Average Net Assets
Net Expenses	1.30%	1.30%	1.30%	1.30%	1.26%
Net Investment Income (Loss)	0.28%	0.24%	0.09%	(0.01)%	(0.24)%
Gross Expenses	1.35%	1.34%	1.33%	1.35%	1.26%
Supplemental Data
Net Assets, End of Period (000's)	$207,200	$179,535	$239,994	$268,979	$352,205
Portfolio Turnover(d)	54%	65%	64%	67%	55%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$18.08	$23.76	$26.01	$26.69	$31.54
Investment Activities
Net Investment Income (Loss)(a)	(0.11)	(0.13)	(0.08)	(0.21)	(0.32)
Net Realized and Unrealized Gains (Losses) on Investments	5.58	(2.55)	4.35	2.88	(1.88)
Total from Investment Activities	5.47	(2.68)	4.27	2.67	(2.20)
Distributions to Shareholders From
Net Investment Income	—	—	—	—	—
Net Realized Gains from Investments	(1.70)	(3.00)	(6.52)	(3.35)	(2.65)
Total Distributions	(1.70)	(3.00)	(6.52)	(3.35)	(2.65)
Capital Contribution from Prior Custodian, Net	—	—	—	—(b)	—
Net Asset Value, End of Period	$21.85	$18.08	$23.76	$26.01	$26.69
Total Return (Excludes Contingent Deferred Sales Charge)	30.32%	(11.41)%	16.53%	10.01%(c)	(6.92)%
Ratios to Average Net Assets
Net Expenses	2.07%	2.07%	2.07%	2.07%	2.04%
Net Investment Income (Loss)	(0.50)%	(0.54)%	(0.30)%	(0.78)%	(1.03)%
Gross Expenses	2.29%	2.14%	2.08%	2.13%	2.04%
Supplemental Data
Net Assets, End of Period (000's)	$4,872	$9,428	$16,916	$19,943	$24,714
Portfolio Turnover(d)	54%	65%	64%	67%	55%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$19.26	$25.06	$27.03	$27.51	$32.29
Investment Activities
Net Investment Income (Loss)(a)	(0.03)	(0.03)	(0.03)	(0.09)	(0.21)
Net Realized and Unrealized Gains (Losses) on Investments	5.95	(2.72)	4.58	2.96	(1.92)
Total from Investment Activities	5.92	(2.75)	4.55	2.87	(2.13)
Distributions to Shareholders From
Net Investment Income	(0.04)	(0.05)	—	—	—
Net Realized Gains from Investments	(1.70)	(3.00)	(6.52)	(3.35)	(2.65)
Total Distributions	(1.74)	(3.05)	(6.52)	(3.35)	(2.65)
Capital Contribution from Prior Custodian, Net	—	—	—	—(b)	—
Net Asset Value, End of Period	$23.44	$19.26	$25.06	$27.03	$27.51
Total Return	30.89%	(11.12)%	16.95%	10.45%(c)	(6.54)%
Ratios to Average Net Assets
Net Expenses	1.69%	1.69%	1.69%	1.69%	1.65%
Net Investment Income (Loss)	(0.13)%	(0.11)%	(0.11)%	(0.34)%	(0.64)%
Gross Expenses	3.47%	2.82%	2.29%	1.80%	1.65%
Supplemental Data
Net Assets, End of Period (000's)	$1,022	$1,019	$1,625	$1,670	$3,456
Portfolio Turnover(d)	54%	65%	64%	67%	55%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$20.77	$26.77	$28.40	$28.57	$33.23
Investment Activities
Net Investment Income (Loss)(a)	0.13	0.13	0.06	0.08	(0.02)
Net Realized and Unrealized Gains (Losses) on Investments	6.44	(2.92)	4.94	3.10	(1.99)
Total from Investment Activities	6.57	(2.79)	5.00	3.18	(2.01)
Distributions to Shareholders From
Net Investment Income	(0.19)	(0.21)	(0.11)	—	—
Net Realized Gains from Investments	(1.70)	(3.00)	(6.52)	(3.35)	(2.65)
Total Distributions	(1.89)	(3.21)	(6.63)	(3.35)	(2.65)
Capital Contribution from Prior Custodian, Net	—	—	—	—(b)	—
Net Asset Value, End of Period	$25.45	$20.77	$26.77	$28.40	$28.57
Total Return	31.69%	(10.54)%	17.71%	11.14%(c)	(5.99)%
Ratios to Average Net Assets
Net Expenses	1.06%	1.06%	1.06%	1.06%	1.06%
Net Investment Income (Loss)	0.51%	0.49%	0.20%	0.26%	(0.05)%
Gross Expenses	1.07%	1.06%	1.06%	1.19%	1.11%
Supplemental Data
Net Assets, End of Period (000's)	$176,749	$166,538	$247,528	$260,818	$724,715
Portfolio Turnover(d)	54%	65%	64%	67%	55%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 Appendix A — Variations in Sales Charge
Reductions and Waivers Available Through
Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch, Ameriprise Financial, Morgan Stanley Wealth Management, Raymond James, Janney Montgomery Scott LLC, Edward D. Jones & Co. or Oppenheimer & Co. Inc. platform or account.

In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or in the SAI.

Front-End Sales Charge Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement
CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this Prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial

Shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Ameriprise Financial
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)
Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)
Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund's Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
Shares purchased through a Morgan Stanley self-directed brokerage account
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James
CDSC Waivers on Classes A and C Shares available at Raymond James
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IrS regulations as described in the fund's prospectus
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
Shares acquired through a right of reinstatement
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
Breakpoints as described in this Prospectus
Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Janney Montgomery Scott LLC ("Janney")

Shareholders purchasing fund shares through a Janney brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-End Sales Charge Waivers on Class A shares available at Janney[1]
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Shares acquired through a right of reinstatement
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures
CDSC Waivers on Class A and C shares available at Janney
Shares sold upon the death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
Shares purchased in connection with a return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 701/2 as described in the fund’s Prospectus.
Shares sold to pay Janney fees but only if the transaction is initiated by Janney
Shares acquired through a right of reinstatement
Shares exchanged into the same share class of a different fund.
Front-End Load Discounts available at Janney: Breakpoints, Rights of Accumulation and/or letters of intent[1]
Breakpoints as described in this Prospectus
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

1  Also referred to as an "initial sales charge."

Edward D. Jones & Co ("Edward Jones")

Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund's Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Victory Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints
Rights of Accumulation (ROA)
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of the Victory Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation
ROA is determined by calculating the higher of cost or market value (current shares x NAV)
Letter of Intent (LOI)
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing
Shares purchased in an Edward Jones fee-based program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account
Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus
Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
Death or disability of the shareholder
Systematic withdrawals with up to 10% per year of account value
Return of excess contributions from an Individual Retirement Account (IRA)
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones
Shares exchanged in an Edward Jones fee-based program
Shares acquired through NAV reinstatement
Other Important Information
Minimum Purchase Amounts
$250 initial purchase minimum
$50 subsequent purchase minimum
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
A fee-based account held on an Edward Jones platform
A 529 account held on an Edward Jones platform
An account with an active systematic investment plan or letter of intent (LOI)
Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares

Oppenheimer & Co. Inc. (“OPCO”)

Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at OPCO
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through an OPCO affiliated investment advisory program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
Employees and registered representatives of OPCO or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A and C Shares available at OPCO
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this Prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

P.O. Box 182593
Columbus, OH 43218-2593

Statement of Additional Information (SAI):  The SAI contains more information about the Fund's operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you do not request a copy.

Annual and Semi-Annual Reports:  Annual and semi-annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.

How to Obtain Information:  You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863)	By mail: Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC) on the SEC's Edgar database at http://www.sec.gov or, after paying a duplicating fee, by electronic request sent to the following e-mail address: publicinfo@sec.gov.

On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov
Investment Company Act File Number 811-4852	VF-RS-VF-PRO (05/20)

May 1, 2020

Prospectus

Victory RS Global Fund

Class A	Class C	Class I	Class R	Class R6	Class Y
RSGGX	RGGCX	—	RGGKX	RGGRX	RGGYX

Victory RS International Fund

Class A	Class C	Class I	Class R	Class R6	Class Y
GUBGX	RIGCX	—	RIGKX	RSIRX	RSIGX

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-539-FUND
(800-539-3863)

Victory Funds

Fund Summaries

    RS Global Fund

    RS International Fund

Additional Fund Information

    Investments

    Risk Factors

Organization and Management of the Funds

Investing with the Victory Funds

    Share Price

    Choosing a Share Class

    Information About Fees

    How to Buy Shares

    How to Exchange Shares

    How to Sell Shares

Distributions and Taxes

Important Fund Policies

Financial Highlights

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

 RS Global Fund Summary

Investment Objective

The Victory RS Global Fund (the "Fund") seeks to provide long-term capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 22 of the Fund's Prospectus, in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your Investment Professional.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class R	Class R6	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%[2]	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	NONE	NONE
Other Expenses	0.48%	0.79%	1.04%	28.05%	0.37%
Total Annual Fund Operating Expenses	1.53%	2.59%	2.34%	28.85%	1.17%
Fee Waiver/Expense Reimbursement[3]	(0.68)%	(0.99)%	(1.24)%	(28.30)%	(0.57)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	0.85%	1.60%	1.10%	0.55%	0.60%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.85%, 1.60%, 1.10%, 0.55% and 0.60% of the Fund's Class A, Class C, Class R, Class R6 and Class Y shares, respectively, through at least April 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$657	$968	$1,300	$2,239
Class C (If you sell your shares at the end of the period.)	$263	$711	$1,287	$2,851
Class C (If you do not sell your shares at the end of the period.)	$163	$711	$1,287	$2,851
Class R	$112	$611	$1,138	$2,581
Class R6	$56	$4,731	$7,442	$10,226
Class Y	$61	$315	$589	$1,370

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's investment objective by investing, under normal circumstances, at least 80% of the value of its net assets in common stocks, preferred stocks, and other securities convertible into common or preferred stock of publicly traded companies wherever they may be in the world. The Fund invests in companies of any size. The Fund expects that substantially all of the securities held by the Fund will be listed on at least one securities exchange.

Under normal circumstances, the Fund will invest in companies located in at least three different countries including the United States. The Fund will normally invest 40% or more of its total assets in securities of non-U.S. companies. The Fund can invest any portion of its assets in companies located in emerging markets.

The Adviser employs both fundamental analysis and a data-driven approach in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process. The Adviser seeks to identify companies that it believes possess strong earnings quality, operational efficiency, sound management, favorable growth characteristics, attractive valuations, and that enjoy favorable market sentiment. The Adviser monitors macroeconomic and political trends, as well as risk exposures, as part of the overall investment process.

The Adviser regularly reviews the Fund's investments and will sell securities when the Adviser believes the securities are no longer attractive because (1) a deterioration in rank of the security in accordance with the Adviser's process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company or (4) other investments available are considered to be more attractive.

The Fund will not typically seek to hedge its foreign currency exposure (arising from investments denominated in foreign currencies) relative to the U.S. dollar, although the Fund may engage in foreign currency exchange contracts to take advantage of changes in currency exchange rates anticipated by the Fund's investment team.

The Fund may also invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles. The Fund may invest in companies of any size.

As a result of its investment strategy, the Fund may experience annual portfolio turnover in excess of 100%.

Principal Risks

The Fund's investments are subject to the following principal risks:

Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk – Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Foreign Securities Risk – Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Liquidity Risk – Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Smaller Capitalization Stock Risk – Small and mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.

Large Capitalization Stock Risk – The securities of large cap companies may underperform the securities of smaller cap companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.

Portfolio Turnover Risk – Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities will generally result in higher transaction costs and Fund expenses and can lead to distribution of additional short-term capital gains to investors, which are taxed as ordinary income.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, C, R and Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, C, K and Y shares of the RS Global Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC) (the "predecessor fund"). The predecessor fund's investment strategy and investment team changed on July 1, 2013. The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.

Class R performance information that is published below and in other materials, including the Fund's website, that includes performance for periods after August 15, 2016 reflects capital contributions by the Adviser in the form of expense reimbursements that were made at a time when the total assets of Class R were small due to a large shareholder redemption. Without taking into consideration the effect of these expense reimbursements, Class R performance for the same periods would have been lower. Performance would be similar, exclusive of any class-specific differences in fees and expenses, to the performance of the Fund's other share classes, which more accurately reflect the Fund's performance during such periods. The impact of the expense reimbursements on performance in future periods will vary due to fluctuations in Class R total assets and the amount of any reimbursements. Past performance information is not presented for Class R6 shares as the share class does not yet have a full calendar year of performance history.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest Quarter	13.08% (quarter ended March 31, 2012)
Lowest Quarter	-11.69% (quarter ended December 31, 2018)

Average Annual Total Returns (For the Periods Ended December 31, 2019)	1 Year	5 Years	Life of Class[1]
CLASS A Before Taxes	22.90%	9.84%	9.78%
CLASS A After Taxes on Distributions	22.57%	8.22%	8.08%
CLASS A After Taxes on Distributions and Sale of Fund Shares	13.79%	7.27%	7.26%
CLASS C Before Taxes	28.52%	10.32%	9.72%
CLASS R Before Taxes	30.10%	15.47%	12.83%
CLASS Y Before Taxes	30.69%	11.46%	10.89%
Index
MSCI All Country World Index Index returns reflect no deduction for fees, expenses, or taxes excluding foreign withholding taxes.	26.60%	8.41%	8.17%

1  Inception date of Class A. Class C. Class R and Class Y is May 16, 2011.

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser's RS Investments investment franchise.

Investment Team
	Title	Tenure with the Fund
U-Wen Kok, CFA	Chief Investment Officer	Since 2013
Adam Mezan, CFA	Equity Analyst	Since 2018

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class R	Class R6	Class Y
Minimum Initial Investment	$2,500	$2,500	NONE	NONE	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE	NONE	NONE

For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes except Class R6. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

 RS International Fund Summary

Investment Objective

The Victory RS International Fund (the "Fund") seeks to provide long-term capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 22 of the Fund's Prospectus, in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your Investment Professional.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class R	Class R6	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%[2]	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	NONE	NONE
Other Expenses	0.50%	1.34%	1.02%	0.17%	0.36%
Total Annual Fund Operating Expenses	1.55%	3.14%	2.32%	0.97%	1.16%
Fee Waiver/Expense Reimbursement[3]	(0.42)%	(1.26)%	(0.94)%	(0.14)%	(0.28)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	1.13%	1.88%	1.38%	0.83%	0.88%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.13%, 1.88%, 1.38%, 0.83% and 0.88% of the Fund's Class A, Class C, Class R, Class R6 and Class Y shares, respectively, through at least April 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$684	$998	$1,334	$2,281
Class C (If you sell your shares at the end of the period.)	$291	$851	$1,535	$3,361
Class C (If you do not sell your shares at the end of the period.)	$191	$851	$1,535	$3,361
Class R	$140	$634	$1,155	$2,583
Class R6	$85	$295	$523	$1,177
Class Y	$90	$341	$611	$1,384

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's investment objective by investing, under normal circumstances, at least 80% of the value of the Fund's net assets in common stocks and convertible securities issued by companies (1) organized, domiciled, or with a principal office outside of the United States, (2) the securities of which primarily trade in a market located outside of the United States, or (3) that do a substantial amount of business outside of the United States, which the Adviser considers to be companies that derive at least 50% of their revenue or profits from business outside the United States or have at least 50% of their sales or assets outside the United States.

The Fund does not usually focus its investments in a particular industry or country. A significant part of the Fund's assets will normally be divided among continental Europe, the United Kingdom, Japan, and Asia/Pacific region (including Australia and New Zealand). However, there are no limitations on how much money the Fund can invest in any one country. The Fund may invest up to 20% (measured at the time of purchase) of its total assets in countries in emerging markets when the Adviser believes it would be appropriate to do so.

The Adviser employs both fundamental analysis and a data-driven approach in seeking to identify companies across the market capitalization spectrum that it believes can sustain long-term growth. Valuation is also an integral part of the investment process. The Adviser seeks to identify companies that it believes possess strong earnings quality, operational efficiency, sound management, favorable growth characteristics, and attractive valuations, and that enjoy favorable market sentiment. The Adviser monitors macroeconomic and political trends, as well as risk exposures, as part of the overall investment process.

The Adviser regularly reviews the Fund's investments and will sell securities when the Adviser believes the securities are no longer attractive because (1) of a deterioration in rank of the security in accordance with the Adviser’s process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company or (4) other investments available are considered to be more attractive.

The Fund may also invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles. The Fund may invest in companies of any size.

As a result of its investment strategy, the Fund may experience annual portfolio turnover in excess of 100%.

Principal Risks

The Fund's investments are subject to the following principal risks:

Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk – Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Foreign Securities Risk – Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Smaller Capitalization Stock Risk – Small and mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.

Liquidity Risk – Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Large Capitalization Stock Risk – The securities of large cap companies may underperform the securities of smaller cap companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.

Portfolio Turnover Risk – Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities will generally result in higher transaction costs and Fund expenses and can lead to distribution of additional short-term capital gains to investors, which are taxed as ordinary income.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, C, R and Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, C, K and Y shares of the RS International Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC) (the "predecessor fund"). The predecessor fund's investment strategy and investment team changed on July 1, 2013. The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund. Past performance information is not presented for Class R6 shares as the share class does not yet have a full calendar year of performance history.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest Quarter	19.48% (quarter ended September 30, 2010)
Lowest Quarter	-21.69% (quarter ended September 30, 2011)

Average Annual Total Returns (For the Periods Ended December 31, 2019)	1 Year	5 Years	10 Years
CLASS A Before Taxes	14.70%	5.77%	5.44%
CLASS A After Taxes on Distributions	14.68%	5.39%	2.57%
CLASS A After Taxes on Distributions and Sale of Fund Shares	8.72%	4.42%	2.91%
CLASS C Before Taxes	19.70%	6.20%	5.18%
CLASS R Before Taxes	21.37%	6.68%	5.64%
CLASS Y Before Taxes	21.94%	7.29%	6.31%
Index
MSCI EAFE Index Index returns reflect no deduction for fees, expenses, or taxes excluding foreign withholding taxes.	22.01%	5.67%	5.50%

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser's RS Investments investment franchise.

Investment Team
	Title	Tenure with the Fund
U-Wen Kok, CFA	Chief Investment Officer	Since 2013
Adam Mezan, CFA	Equity Analyst	Since 2018

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class R	Class R6	Class Y
Minimum Initial Investment	$2,500	$2,500	NONE	NONE	$1,000,000
Minimum Subsequent Investments	$ 50	$ 50	NONE	NONE	NONE

For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes except Class R6. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

 Additional Fund Information

Victory Capital Management Inc., which we refer to as the "Adviser" throughout the Prospectus, manages each Fund.

The Victory RS Global Fund and Victory RS International Fund are each managed by the Adviser, who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the "Victory Funds" or, more simply, the "Funds."

The following section describes additional information about the principal investment strategy the Funds will use under normal market conditions to pursue their investment objectives, as well as any secondary strategies the Funds may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Funds. The SAI includes more information about the Funds, their investments, and the related risks. Under adverse, unstable or abnormal market conditions, a Fund may be unable to pursue or achieve its investment objective and, for temporary purposes, may invest some or all of its assets in a variety of instruments or assets, including high-quality fixed-income securities, cash and cash equivalents. For cash management purposes, each Fund may hold all or a portion of its assets in cash, short-term money market instruments or shares of other investment companies. These positions may reduce the benefit from any upswing in the market, cause a Fund to fail to meet its investment objective and increase a Fund's expenses.

Each Fund's investment objective is a non-fundamental policy and may be changed by the Board of Trustees upon 60 days' written notice to shareholders.

If you would like to receive additional copies of any materials, please call the Victory Funds at 800-539-FUND (800-539-3863) or please visit VictoryFunds.com.

Investments

The following describes the types of securities each Fund may purchase under normal market conditions to achieve its principal investment strategy. The Funds will not necessarily buy all of the securities listed below.

Foreign Securities

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations, and exchange-traded funds ("ETFs") that invest in foreign corporations.

Convertible Preferred Stock

A class of stock that pays dividends at a specified rate, has preference over common stock in the payment of dividends and the liquidation of assets, and is convertible into common stock.

The Adviser may use other types of investment strategies in pursuing each Fund's overall investment objective. The following describes the types of securities that the Adviser may purchase or investment techniques the Adviser may employ that are not considered to be a part of the Funds' principal investment strategies. Additional securities and techniques are described in the Funds' SAI.

Forward Foreign-Currency Exchange Contracts

Contracts that attempt to eliminate currency exposure between the time of a securities transaction and settlement of that transaction. A forward foreign currency contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date.

Investment Companies

The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.

Securities Lending

To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following provides additional information about some of the Funds’ principal risks and supplements those risks discussed in each Fund's Fund Summary section of this Prospectus.

Equity Risk

The market prices of equity securities, which may include common stocks and other stock-related securities such as preferred stocks may fluctuate, sometimes rapidly or unpredictably. The value of a security may decline for reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods or services or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. A Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that a Fund's investment team views as unfavorable for equity securities.

Stock Market Risk

Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock’s price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. These policies may not be successful and any unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies and could add significantly to the risks of increased volatility and decreased liquidity for a Fund's portfolio.

  Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.
  Information Technology and Operational Risk — Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Funds' service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for a Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Currency Risk

Since foreign securities often are denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency exchange rates, a Fund may, but will not necessarily, engage in forward foreign-currency exchange transactions (such as foreign currency forwards or futures contracts, and foreign currency options). The use of foreign-currency exchange transactions to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

If a Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and potentially the Fund's income available for distribution. The values of foreign currencies relative to the U.S. dollar fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund; the imposition of currency controls; and political and regulatory developments in the United States or abroad. Officials in foreign countries may from time to time take actions in respect of their currencies which could adversely affect the values of a Fund's assets denominated in those currencies or the liquidity of such investments. Foreign-currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

Emerging Markets Risk

All of the risks associated with investing in foreign securities are increased in connection with investments in securities associated with emerging markets. Generally, emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable. These countries are more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. The risks of investing in these markets also include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, and the nationalization of foreign deposits or assets. In addition, countries in emerging markets are more likely to experience instability in their markets due to social and political changes. Further, due to the smaller securities markets, lower trading volumes and less government regulation of securities markets in emerging market countries compared to those in developed countries, investments in emerging market securities generally are more illiquid and volatile and subject to a higher risk of settlement disruptions than investments in securities of issuers in developed countries. Consequently, emerging market securities may be subject to relatively more abrupt and severe price declines.

Manager Risk

The investment process used by the investment team may produce incorrect judgments about the value of a particular asset or the team may implement its investment strategy in a way that may not produce the desired results.

Foreign Securities Risk

Foreign Investments Risk - Foreign investments involve certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. Foreign securities markets may be subject to more or less governmental supervision than their U.S. counterparts. Certain of these risks may also apply to some extent to U.S. investments that are denominated in foreign currencies and to investments in U.S. companies that have significant foreign operations.

Political Risk - Foreign securities markets may be more volatile than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks, and foreign issuers can be impacted by changes to trade policies and trade disputes. These factors can make foreign investments more volatile than U.S. investments.

Legal Risk - Legal remedies for investors in foreign countries may be more limited than the legal remedies available in the U.S.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of a Fund to dispose of such securities or other instruments at advantageous prices may be greatly limited, and a Fund may have to continue to hold such securities or instruments during periods when the adviser would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of a Fund's investments and may lead to increased redemptions. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. It may also be the case that other market participants may be attempting to liquidate a security of a particular issuer or type of issuer at the same time as a Fund is attempting to liquidate such security, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such cases the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund's net asset value ("NAV").

Portfolio Turnover Risk

Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, dealer mark-ups and bid/asked spreads and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the Funds' Total Annual Fund Operating Expenses set forth under "Fees and Expenses" but do have the effect of reducing a Fund's investment return. Such sales may result in the realization of taxable capital gains, including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates.

Smaller-Company Stock Risk

Small- or mid-sized companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. In addition, such companies may have been recently organized and have little or no track record of success. Also, the Adviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of smaller-sized companies may trade less frequently and in smaller volume than more widely held securities. Prices of small- or mid-sized companies tend to be more volatile than those of larger companies and small- or mid-sized issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they may be often more difficult to purchase and sell.

Large Capitalization Stock Risk

Large capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Large capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a Fund that invests in large capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small and medium capitalization companies) when stocks of large capitalization companies are out of favor.

The Adviser may use several types of investment strategies in pursuing the Funds' overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Funds. Additional risks are included in the Funds' SAI.

Forward Foreign-Currency Exchange Contracts Risk

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of the adviser to predict how the U.S. dollar will fare against the foreign currency, and the ability of a Fund's counterparty to perform its obligation. The Funds may use these contracts to facilitate the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

Investment Company Risk

The Fund's ability to achieve its investment objective may be directly related to the ability of other investment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Securities Lending Risk

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (1) the inability of the borrower to return the securities, (2) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (3) a delay in recovery of the securities, or (4) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral. In determining whether to lend securities, the Adviser or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

An investment in the Fund is not a complete investment program.

 Organization and Management of the Funds

The Funds' Board of Trustees has the overall responsibility for overseeing the management of each Fund.

The Investment Adviser

The Adviser serves as the investment adviser to each of the Victory Funds pursuant to an investment management agreement. The Adviser oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission ("SEC"). As of March 31, 2020, the Adviser managed and advised assets totaling in excess of $123.7 billion for individual and institutional clients. The Adviser's address is 15935 La Cantera Parkway, San Antonio, TX 78256.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. RS Investments, a Victory Capital investment franchise, is responsible for the day-to-day investment management of the Funds.

For the fiscal year ended December 31, 2019, the Adviser was paid advisory fees, before waivers, at an annual rate equal to 0.80% of the average daily net assets of each of the Victory RS International Fund and the Victory RS Global Fund.

See "Fund Fees and Expenses" for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to a Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to a Fund.

A discussion of the Board's most recent considerations in approving the Advisory Agreement is included in each Fund's annual report for the period ended December 31.

Portfolio Management

U-Wen Kok is the Chief Investment Officer of the RS Developed Markets team and has been the portfolio manager of Victory RS Global Fund and Victory RS International Fund (including their predecessor funds) since 2013. From 2013 to 2016, she with RS Investment Management Co. LLC, which was acquired by the Adviser in 2016. Before joining RS Investments, Ms. Kok was a portfolio manager at RBC Global Asset Management for its North American and Global equity products from January 2012 to October 2012. From August 2009 through May 2010, she provided portfolio management consulting services to BMO Asset Management. From 2001 to 2008, she was lead portfolio manager for two domestic active growth and value equity funds at Barclays Global Investors. For six years prior to that, Ms. Kok was a manager of Canadian quantitative active equity portfolios at the Ontario Teachers Pension Plan Board. Ms. Kok is a CFA charterholder.

Adam Mezan has been a member of the RS Developed Markets team since 2014 and has been an associate portfolio manager/analyst of the Victory RS Global Fund and Victory RS International Fund since May 2018. Prior to joining RS Investments in 2014, Mr. Mezan worked at Nomura Asset Management in London, covering global industrials and auto sectors. Previously, he worked at CIBC World Markets, performing fundamental research on North American business/industrial services companies. Mr. Mezan holds a BA from Duke University and an MBA from the University of Chicago. Mr. Mezan is a CFA charterholder.

The Funds' SAI provides additional information about the portfolio managers' method of compensation, other accounts they manage and any ownership interests they may have in the Funds.

 Investing with the Victory Funds

All you need to do to get started is to fill out an application.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, Class C, Class I, Class R, Class R6 or Class Y shares. Class I, Class R, Class R6 and Class Y shares are available for purchase only by eligible shareholders.

This section of the Prospectus describes each share class currently offered by the Victory Funds. Keep in mind that not all Victory Funds offer each class of shares. Therefore, certain classes may be discussed below that are not necessarily offered in this Prospectus. The classes of shares that are offered by the Fund are those listed on the cover page designated with a ticker symbol.

This section of the Prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Victory Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm's policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

Each Victory Fund calculates its share price, called its net asset value ("NAV"), each business day as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE"), which is normally 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the NYSE, a Fund's share price will be determined based upon the close of the NYSE. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the NYSE is open.

To the extent a Fund’s investments include securities that are primarily traded in foreign markets, the value of those securities may change on days when shareholders are unable to purchase and redeem a Fund’s shares, such as on weekends or other days when the Fund does not price its shares.

Each Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, a Fund will price its investments at fair value according to procedures approved by the Board of Trustees. A Fund will fair value a security when:

  Trading in the security has been halted;
  The market quotation for the security is clearly erroneous due to a clerical error;
  The security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or
  An event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security's actual market value in light of subsequent relevant information, and the security's opening price on the next trading day may be different from the fair value price assigned to the security.

Each Victory Fund calculates the NAV of each share class by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find a Fund's NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find a Fund's NAV by calling 800-539-3863 or by visiting the Funds' website at VictoryFunds.com.

Choosing a Share Class

CLASS A

  Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
  A contingent deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class A shares also pay ongoing distribution and/or service (12b-1) fees.
  Lower annual expenses than Class C or Class R shares.

CLASS C

  No front-end sales charge. All your money goes to work for you right away.
  A CDSC may be imposed if you sell your shares within twelve months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class C shares also pay ongoing distribution and/or service (12b-1) fees.
  Higher annual expenses than all other classes of shares.

CLASS I

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class I shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class I shares are only available to certain investors.
  Typically lower annual expenses than all other classes of shares except Class R6 shares.

CLASS R

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class R shares pay ongoing distribution and/or service (12b-1) fees.
  Class R shares are only available to certain investors.
  Higher annual expenses than all classes except Class C shares.

CLASS R6

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class R6 shares are only available to certain investors.
  Typically lower annual expenses than all other classes of shares.

CLASS Y

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class Y shares are only available to certain investors.
  Typically lower annual expenses than Classes A, C and R shares.

Share Classes

When you purchase shares of a Fund, you must choose a share class. The Victory Funds offer Class A, Class C, Class I, Class R, Class R6 and Class Y shares. Each share class represents an interest in the same portfolio of securities, but the classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. Not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders. The Victory Funds may offer additional classes of shares in the future.

Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

The Funds reserve the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Funds may also waive any applicable eligibility criteria or investment minimums at its discretion.

A Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Funds reserve the right to liquidate the shares held in accounts maintained by the financial intermediary.

Calculation of Sales Charges for Class A Shares

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the "front-end sales load." The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints."

All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

In order to obtain a breakpoint discount, you must inform the Victory Funds or your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your Victory accounts and any linked accounts, such as accounts opened with a different financial intermediary.

The current sales charge rates and breakpoint levels for Class A shares of the Funds are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above[1]	0.00%	0.00%

1  A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC Reductions for Class A and Class C Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.

Sales Charge Reductions and Waivers for Class A Shares

There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges and, in some cases, eliminate sales charges.

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Funds' transfer agent, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid for shares of the Victory Funds held in: any accounts (e.g., retirement accounts) established (i) with the Victory Funds and your Investment Professional; (ii) with other financial intermediaries; and (iii) in the name of immediate family household members (spouse or domestic partner and children under 21).

The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Funds or through a financial intermediary. In all instances, it is your responsibility to notify the Funds or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Some intermediaries impose different policies for sales charge waivers and reductions. These variations are described for these firms in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated herein. In order to obtain waivers and discounts that are not available through your intermediary, you must purchase Fund shares directly from the Funds or through another intermediary.

You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Portfolios' Mutual Funds Pricing Policies.

You may reduce or eliminate the sales charge applicable to Class A shares in a number of ways:

  Breakpoint - Purchase a sufficient amount to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
  Letter of Intent - If you anticipate purchasing $50,000 or more of Class A shares of the Fund, including any purchase of Class A shares of other Victory Funds (excluding those Funds that do not impose a sales charge), within a 13-month period, you may qualify for a sales charge breakpoint as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
  Right of Accumulation - You may add the value of any Class A shares of a Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment of that fund to determine if your additional investment will qualify for a sales charge breakpoint. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Right of Accumulation, you or your Investment Professional must inform the Fund’s transfer agent that the Right applies each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;
  Combination Privilege - You may combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;
  Reinstatement Privilege - You may reinvest at NAV all or part of your redemption proceeds within 90 days of a redemption of Class A shares of a Fund;
  Waiver - The Victory Funds will completely waive the sales charge for Class A shares in the following cases:
    Purchases of $1,000,000 or more;
    Purchases by certain individuals associated with the Victory Funds or service providers (see "Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers");
    Purchases by registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with the Funds' distributor ("Distributor"), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
    Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
    Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account;
    Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
    Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as "supermarkets");
    Purchases by certain financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
    Investors that have an investment account with the Adviser;
    Purchases by CMS Energy employees participating in a Victory prototype Roth IRA plan by way of payroll deduction from CMS Energy; and
    Individuals who reinvest the proceeds of redemptions from Class I, Class R6 or Class Y shares of a Victory Fund within 60 days of redemption.

You should inform the Fund or your Investment Professional at the time of purchase of the sales charge waiver category which you believe applies.

CDSC for Class A Shares

A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.

CDSC for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within twelve months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinvested do not result in a refund of any CDSC paid by the shareholder, but the reinvested shares will be treated as CDSC exempt upon reinvestment. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to a CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

CDSC Reductions and Waivers for Class A and Class C Shares

No CDSC is imposed on redemptions of Class A and Class C shares in the following circumstances:

  To the extent that the shares redeemed:
    are no longer subject to the holding period for such shares;
    resulted from reinvestment of distributions; or
    were exchanged for shares of another Victory Fund as allowed by the Prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
  Following the death or post-purchase disability of:
    a registered shareholder on an account; or
    a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
  Distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from:
    required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
    tax free returns of excess contributions or returns of excess deferral amounts;
    distributions on the death or disability of the account holder;
    distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
    distributions as a result of separation of service;
  Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
  In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
  When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
  Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Eligibility Requirements to Purchase Class I Shares

Class I shares may only be purchased by:

  Institutional and individual retail investors with a minimum investment in Class I shares of $2,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
  Investors who purchase through advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account ("Advisory Programs"). Such transactions may be subject to additional rules or requirements of the applicable Advisory Program;
  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans; and
  Brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $2,000,000.

Eligibility Requirements to Purchase Class R Shares

A Fund reserves the right to change the criteria for eligible investors and the investment minimums.

Class R shares may only be purchased by:

  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans; and
  Investors who purchase through Advisory Programs with an approved financial intermediary.

Eligibility Requirements to Purchase Class R6 Shares

Class R6 shares may only be purchased by:

  Registered investment companies;
  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization, employer sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
  Endowments and foundations; and
  Investors who purchase through Advisory Programs with an approved financial intermediary.

Eligibility Requirements to Purchase Class Y Shares

Class Y shares may only be purchased by:

  Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
  Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds, who invest at least $2,500;
  Brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class Y shares through these programs may be required to pay a commission and/or other forms of compensation to the broker;
  Pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Fund;
  Investors who purchase through Advisory Programs with an approved financial intermediary.
  Purchases by:
    investment advisory clients of the Adviser; or
    investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.

Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers

Current and retired Victory Fund trustees and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by a Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. "Affiliated Providers" are affiliates of the Adviser and organizations that provide services to the Trust.

Information About Fees

Distribution and Service Plans

In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A, Class C and Class R shares of the Funds.

Under the Class A Distribution and Service Plan, a Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of Class A shares. Under the Class R Distribution and Service Plan, a Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of its average daily net assets of Class R shares. The fee is paid for general distribution services, for selling Class A and Class R shares of the Fund and, as applicable, for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of Fund shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, a Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund's Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of a Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

Except with respect to Class R6 shares, if you purchase Fund shares through an Investment Professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, the Adviser (and its affiliates) may make substantial payments out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds, to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other Investment Professionals for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." The Adviser (and its affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer's or financial intermediary's system. Such payments are not considered to be revenue sharing payments.

In some circumstances, these types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets, or from the resources of the Adviser or its affiliates on sales of or investments in Class R6 shares.

How to Buy Shares

Opening an Account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-539-3863. You can also download an Account Application by visiting the Victory Funds' website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Funds.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Funds are unable to collect the required information, you may not be able to open your account. Additional details about the Funds' Customer Identification Program are available in the section "Important Fund Policies."

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

Paying for Your Initial Purchase

If you wish to make an investment directly into the Victory Funds, make your check payable to the "Victory Funds." All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Funds. All payments must be denominated in U.S. dollars.

Minimum Investments

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least $50. Different intermediaries may impose different minimum investments. These variations are described in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. If you would like to buy Class I, Class R, Class R6 or Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class I, Class R, Class R6 or Class Y shares except as set forth in the Eligibility Requirements to Purchase with respect to some types of accounts.

For Class C shares, individual purchases of $1,000,000 and above will automatically be made in Class A shares.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees and immediate family members of employees, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when a Fund is purchased through an Advisory Program within qualified retirement plans or in other similar circumstances. Although the Funds may sometimes waive the minimum investment, when they do so, they always reserve the right to reject initial investments under the minimum at their discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

A Fund reserves the right to change the criteria for eligible investors and the investment minimums.

Purchasing Additional Shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

  By Mail

  To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

  By Telephone

  If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

  By Exchange

  You may purchase shares of a Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section "Exchanging Shares."

  Via the Internet

  If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House ("ACH") payment in order to execute online purchases.

  By ACH

  Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Funds do not charge a fee for ACH transfers but they reserve the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

  By Wire

  You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

  Although the transfer agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

  By Systematic Investment Plan

  To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of a Fund.

Other Purchase Rules You Should Know

The Funds reserve the right to refuse a purchase order for any reason, including if they believe that doing so would be in the best interest of a Fund or its shareholders. The Funds also reserve the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	Victory Funds P.O. Box 182593 Columbus, OH 43218-2593
BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: Victory Funds c/o FIS TA Operations 4249 Easton Way, Suite 400 Columbus, OH 43219 PHONE: 800-539-3863
BY WIRE	Call 800-539-3863 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.
BY TELEPHONE	800-539-FUND (800-539-3863)
ON THE INTERNET	www.VictoryFunds.com

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How to Exchange Shares

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling 800-539-FUND or by visiting VictoryFunds.com

The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or shares of another Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

  Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
  To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
  Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Funds' other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Class C Share Conversion

Class C shares of a Fund will automatically convert to Class A shares in the month following the 10-year anniversary date of the purchase of the Class C shares. The conversion will be effected at the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

You may be able to voluntarily convert your Class C shares before the 10-year anniversary to a different share class of the same Fund that has a lower total annual operating expense ratio provided certain conditions are met. This voluntary conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing Your Voluntary Exchange/Conversion

If your exchange or conversion request is received and accepted by the Funds, an Investment Professional or other intermediary by the close of trading as described in the section entitled, “Share Price,” then your request will be processed the same day. If received after the close of trading, your request will be processed on the next business day. Please contact your financial intermediary regarding the tax consequences of any exchange or conversion.

Exchanges will occur at the respective NAVs of the Funds' share classes next calculated after receipt and acceptance of your exchange request in good order, plus any applicable sales charge described in the Prospectus. Share class conversions will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's NAVs.

Requesting an Exchange

You can exchange shares of the Funds by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other Exchange Rules You Should Know

The Funds may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Funds may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of a Fund that were purchased through your employer's retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

  Mail a check to the address of record;
  Wire funds to a previously designated domestic financial institution;
  Mail a check to a previously designated alternate address; or
  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

  Your account registration has changed within the last 15 business days;
  The check is not being mailed to the address on your account;
  The check is not being made payable to the owner of the account;
  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or
  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information About Redemptions
  Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which will take up to 10 business days.
  We typically expect to send the proceeds from your share redemption within one business day after we execute your order, but we may take up to seven business days to send redemption proceeds, regardless of payment type. When you sell shares through your financial intermediary, you can ask the intermediary to tell you when you can expect to receive the proceeds of your redemption.
  A Fund may suspend your right to redeem your shares in the following circumstances:
    During non-routine closings of the NYSE;
    When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or
    When the SEC orders a suspension to protect the Fund's shareholders.
  A Fund typically uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet redemption requests. In unusual circumstances or under stressed market conditions, the Fund may use other methods to raise cash to meet redemption requests. For example, the Fund may borrow from a line of credit or borrow available cash held by other Victory Funds under an "interfund lending program" in reliance on an exemptive order from the SEC.
  A Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets. The Funds reserve the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.
  If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the redemption check to you or the check remains outstanding for more than six months, the Funds reserve the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

 Distributions and Taxes

Buying a dividend. You should check the Funds' distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. Each Fund passes its earnings along to investors in the form of dividends. Dividends paid by a Fund represent the net income from dividends and interest earned on investments after expenses. Each Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends annually. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of your Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the same Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. Each Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Income Earned Option

You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Distributions Option

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you will pay a sales charge on the amount of reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information About Taxes

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

A Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

  Qualified dividends received from a Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by a Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.
  Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of a Fund, or you reinvest them in shares of another Victory Fund.
  Dividends from a Fund that are attributable to interest on certain U.S. government obligations, if any, may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from a Fund.
  An exchange of a Fund's shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.
  An exchange of one class of a Fund's shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.
  Distributions from a Fund and gains from the disposition of your shares may also be subject to state and local income tax.
  An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from a Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.
  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
  Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.
  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
  A Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).
  A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.
  You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
  The Funds may provide estimated capital gain distribution information through the website at VictoryFunds.com.

 Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Victory Funds must obtain the following information for each person who opens a new account:

  Name;
  Date of birth (for individuals);
  Residential or business street address (although post office boxes are still permitted for mailing); and
  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Victory Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Victory Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided in all cases by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee (MSG). In some instances a Notary Public stamp is an acceptable alternative. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

  Change of name (Notary Public, SVP or MSG);
  Add/change banking instructions (SVP or MSG);
  Add/change beneficiaries (Notary Public, SVP or MSG);
  Add/change authorized account traders (SVP or MSG);
  Adding a Power of Attorney (Notary Public, SVP or MSG);
  Add/change Trustee (Notary Public, SVP or MSG); and
  Uniform Transfers to Minors Act/Uniform Gifts to Minors Act custodian change (Notary Public, SVP or MSG).

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Funds' Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Funds will:

  Employ "fair value" pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and
  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Funds, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Funds or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Funds, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Funds that provide a substantially similar level of protection for the Funds against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Funds' market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

A description of each Fund's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI and on the Funds' website at VictoryFunds.com.

Performance

The Victory Funds may advertise the performance of a Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Funds calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and the Funds, neither this Prospectus nor the SAI represents a contract between the Trust or the Funds and any shareholder.

 Financial Highlights

The following financial highlights tables reflect historical information about shares of the Funds and are intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of its operations. Certain information shows the results of an investment in one share of the Fund. To the extent a Fund invests in other funds, the Total Annual Operating Expenses included in a Fund's Fees and Expenses Table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

The information presented for the year ended December 31, 2019 has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ annual report. The information for all periods prior to December 31, 2019 has been audited by different independent registered public accounting firms. A Fund’s annual and semi-annual reports are available by calling the Victory Funds at 800-539-FUND and at VictoryFunds.com.

The financial highlights for each Fund reflect the historical financial highlights of its corresponding predecessor fund, a separate series of RS Investment Trust that was managed by RS Investment Management Co. LLC. Upon the completion of the reorganization of each predecessor fund with and into its respective Fund, which occurred on July 29, 2016, the Class A, C, R and Y shares of each Fund, as applicable, assumed the performance, financial and other historical information of the Class A, C, K and Y shares, respectively, of the corresponding predecessor fund.

RS Global Fund

	Class A Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$11.53	$12.75	$11.16	$11.56	$11.56
Investment Activities
Net Investment Income (Loss)(a)	0.21	0.20	0.15	0.13	0.11
Net Realized and Unrealized Gains (Losses) on Investments	3.29	(0.90)	2.53	0.65	0.32
Total from Investment Activities	3.50	(0.70)	2.68	0.78	0.43
Distributions to Shareholders From
Net Investment Income	(0.16)	(0.16)	—	(0.03)	(0.11)
Net Realized Gains from Investments	(0.01)	(0.36)	(1.00)	(1.15)	(0.32)
Return of Capital	—	—	(0.09)	—	—
Total Distributions	(0.17)	(0.52)	(1.09)	(1.18)	(0.43)
Net Asset Value, End of Period	$14.86	$11.53	$12.75	$11.16	$11.56
Total Return (Excludes Sales Charge)	30.36%	(5.45)%	24.48%	6.67%	3.68%
Ratios to Average Net Assets
Net Expenses	0.85%	0.94%	1.17%	1.40%	1.36%
Net Investment Income (Loss)	1.51%	1.51%	1.24%	1.12%	0.90%
Gross Expenses	1.53%	1.75%	1.90%	1.71%	1.57%
Supplemental Data
Net Assets, End of Period (000's)	$26,471	$5,695	$3,456	$5,366	$13,857
Portfolio Turnover(b)	46%	58%	187%	184%	90%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$11.17	$12.38	$10.95	$11.42	$11.43
Investment Activities
Net Investment Income (Loss)(a)	0.14	0.10	0.05	0.05	0.01
Net Realized and Unrealized Gains (Losses) on Investments	3.16	(0.87)	2.47	0.63	0.32
Total from Investment Activities	3.30	(0.77)	2.52	0.68	0.33
Distributions to Shareholders From
Net Investment Income	(0.08)	(0.08)	—	—	(0.02)
Net Realized Gains from Investments	(0.01)	(0.36)	(1.00)	(1.15)	(0.32)
Return of Capital	—	—	(0.09)	—	—
Total Distributions	(0.09)	(0.44)	(1.09)	(1.15)	(0.34)
Net Asset Value, End of Period	$14.38	$11.17	$12.38	$10.95	$11.42
Total Return (Excludes Contingent Deferred Sales Charge)	29.52%	(6.20)%	23.47%	5.92%	2.85%
Ratios to Average Net Assets
Net Expenses	1.60%	1.70%	1.91%	2.16%	2.17%
Net Investment Income (Loss)	1.07%	0.79%	0.41%	0.41%	0.11%
Gross Expenses	2.59%	2.59%	3.00%	2.44%	2.38%
Supplemental Data
Net Assets, End of Period (000's)	$3,101	$2,358	$2,167	$1,270	$7,367
Portfolio Turnover(b)	46%	58%	187%	184%	90%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$14.37	$15.76	$13.62	$11.50	$11.50
Investment Activities
Net Investment Income (Loss)(a)	0.25	0.20	0.05	0.09	0.06
Net Realized and Unrealized Gains (Losses) on Investments	4.07	(1.10)	3.18	3.43	0.32
Total from Investment Activities	4.32	(0.90)	3.23	3.52	0.38
Distributions to Shareholders From
Net Investment Income	(0.13)	(0.13)	—	(0.25)	(0.06)
Net Realized Gains from Investments	(0.01)	(0.36)	(1.00)	(1.15)	(0.32)
Return of Capital	—	—	(0.09)	—	—
Total Distributions	(0.14)	(0.49)	(1.09)	(1.40)	(0.38)
Net Asset Value, End of Period	$18.55	$14.37	$15.76	$13.62	$11.50
Total Return	30.10%	(5.68)%	24.09%	30.57%(b)	3.23%
Ratios to Average Net Assets
Net Expenses	1.10%	1.20%	1.61%	1.68%	1.78%
Net Investment Income (Loss)	1.53%	1.25%	0.38%	0.74%	0.50%
Gross Expenses	2.34%	2.34%	2.76%	1.81%	2.00%
Supplemental Data
Net Assets, End of Period (000's)	$2,365	$1,920	$2,281	$9,213	$5,265
Portfolio Turnover(c)	46%	58%	187%	184%	90%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  During the period, the share class recognized certain expense reimbursements and due to the fluctuation in average net assets during the same period the total return reflected is significantly higher than the other share classes of the Fund. The total return would have been 6.39% had the expense reimbursements not occurred.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Class R6 Shares
5/2/19(a) through 12/31/19
Net Asset Value, Beginning of Period	$10.00
Investment Activities
Net Investment Income (Loss)(b)	0.13
Net Realized and Unrealized Gains (Losses) on Investments	1.12
Total from Investment Activities	1.25
Distributions to Shareholders From
Net Investment Income	(0.17)
Net Realized Gains from Investments	(0.01)
Total Distributions	(0.18)
Net Asset Value, End of Period	$11.07
Total Return(c)	12.47%
Ratios to Average Net Assets
Net Expenses(d)	0.55%
Net Investment Income (Loss)(d)	1.85%
Gross Expenses(d)	28.85%
Supplemental Data
Net Assets, End of Period (000's)	$124
Portfolio Turnover(c),(e)	46%

(a)  Commencement of operations.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$11.42	$12.63	$11.04	$11.60	$11.59
Investment Activities
Net Investment Income (Loss)(a)	0.26	0.23	0.18	0.15	0.15
Net Realized and Unrealized Gains (Losses) on Investments	3.24	(0.89)	2.50	0.67	0.31
Total from Investment Activities	3.50	(0.66)	2.68	0.82	0.46
Distributions to Shareholders From
Net Investment Income	(0.19)	(0.19)	—	(0.23)	(0.13)
Net Realized Gains from Investments	(0.01)	(0.36)	(1.00)	(1.15)	(0.32)
Return of Capital	—	—	(0.09	—	—
Total Distributions	(0.20)	(0.55)	(1.09)	(1.38)	(0.45)
Net Asset Value, End of Period	$14.72	$11.42	$12.63	$11.04	$11.60
Total Return	30.69%	(5.17)%	24.75%	7.01%	3.96%
Ratios to Average Net Assets
Net Expenses	0.60%	0.70%	0.88%	1.09%	1.09%
Net Investment Income (Loss)	1.95%	1.80%	1.44%	1.30%	1.21%
Gross Expenses	1.17%	1.20%	1.32%	1.36%	1.36%
Supplemental Data
Net Assets, End of Period (000's)	$52,541	$25,544	$24,657	$13,430	$15,871
Portfolio Turnover(b)	46%	58%	187%	184%	90%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

RS International Fund

	Class A Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$10.63	$12.12	$9.84	$9.78	$9.87
Investment Activities
Net Investment Income (Loss)(a)	0.26	0.23	0.19	0.16	0.15
Net Realized and Unrealized Gains (Losses) on Investments	2.05	(1.52)	2.29	(0.07)	(0.09)
Total from Investment Activities	2.31	(1.29)	2.48	0.09	0.06
Distributions to Shareholders From
Net Investment Income	—(b)	(0.20)	(0.20)	(0.17)	(0.15)
Net Realized Gains from Investments	(0.01)	—	—	—	—
Total Distributions	(0.01)	(0.20)	(0.20)	(0.17)	(0.15)
Capital Contribution from Prior Custodian, Net	—	—	—	0.14	—
Net Asset Value, End of Period	$12.93	$10.63	$12.12	$9.84	$9.78
Total Return (Excludes Sales Charge)	21.72%	(10.65)%	25.26%	2.41%(c)	0.64%
Ratios to Average Net Assets
Net Expenses	1.13%	1.13%	1.20%	1.40%	1.40%
Net Investment Income (Loss)	2.18%	1.97%	1.66%	1.64%	1.49%
Gross Expenses	1.55%	1.61%	1.81%	1.95%	1.89%
Supplemental Data
Net Assets, End of Period (000's)	$22,620	$15,716	$18,512	$16,799	$19,416
Portfolio Turnover(d)	20%	52%	60%	103%	117%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$7.76	$8.89	$7.26	$7.26	$7.36
Investment Activities
Net Investment Income (Loss)(a)	0.12	0.11	0.08	0.07	0.05
Net Realized and Unrealized Gains (Losses) on Investments	1.49	(1.11)	1.68	(0.08)	(0.07)
Total from Investment Activities	1.61	(1.00)	1.76	(0.01)	(0.02)
Distributions to Shareholders From
Net Investment Income	—	(0.13)	(0.13)	(0.13)	(0.08)
Net Realized Gains from Investments	(0.01)	—	—	—	—
Total Distributions	(0.01)	(0.13)	(0.13)	(0.13)	(0.08)
Capital Contribution from Prior Custodian, Net	—	—	—	0.14	—
Net Asset Value, End of Period	$9.36	$7.76	$8.89	$7.26	$7.26
Total Return (Excludes Contingent Deferred Sales Charge)	20.70%	(11.24)%	24.25%	1.77%(b)	(0.27)%
Ratios to Average Net Assets
Net Expenses	1.88%	1.88%	1.95%	2.15%	2.27%
Net Investment Income (Loss)	1.39%	1.23%	0.92%	0.97%	0.65%
Gross Expenses	3.14%	3.52%	3.26%	3.05%	2.82%
Supplemental Data
Net Assets, End of Period (000's)	$1,480	$702	$1,066	$1,228	$1,969
Portfolio Turnover(c)	20%	52%	60%	103%	117%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$9.95	$11.35	$9.23	$9.18	$9.27
Investment Activities
Net Investment Income (Loss)(a)	0.21	0.19	0.15	0.11	0.11
Net Realized and Unrealized Gains (Losses) on Investments	1.92	(1.42)	2.14	(0.06)	(0.09)
Total from Investment Activities	2.13	(1.23)	2.29	0.05	0.02
Distributions to Shareholders From
Net Investment Income	—	(0.17)	(0.17)	(0.14)	(0.11)
Net Realized Gains from Investments	(0.01)	—	—	—	—
Total Distributions	(0.01)	(0.17)	(0.17)	(0.14)	(0.11)
Capital Contribution from Prior Custodian, Net	—	—	—	0.14	—
Net Asset Value, End of Period	$12.07	$9.95	$11.35	$9.23	$9.18
Total Return	21.37%	(10.85)%	24.85%	2.06%(b)	0.22%
Ratios to Average Net Assets
Net Expenses	1.38%	1.38%	1.48%	1.80%	1.86%
Net Investment Income (Loss)	1.87%	1.73%	1.39%	1.26%	1.10%
Gross Expenses	2.32%	2.31%	2.48%	2.29%	2.28%
Supplemental Data
Net Assets, End of Period (000's)	$2,652	$1,786	$2,522	$2,279	$2,707
Portfolio Turnover(c)	20%	52%	60%	103%	117%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Class R6 Shares
5/2/2019(a) through 12/31/19
Net Asset Value, Beginning of Period	$10.00
Investment Activities
Net Investment Income (Loss)(b)	0.06
Net Realized and Unrealized Gains (Losses) on Investments	0.67
Total from Investment Activities	0.73
Distributions to Shareholders From
Net Investment Income	(0.02)
Net Realized Gains from Investments	(0.01)
Total Distributions	(0.03)
Net Asset Value, End of Period	$10.70
Total Return(c)	7.24%
Ratios to Average Net Assets
Net Expenses(d)	0.83%
Net Investment Income (Loss)(d)	0.92%
Gross Expenses(d)	0.97%
Supplemental Data
Net Assets, End of Period (000's)	$178,695
Portfolio Turnover(c),(e)	20%

(a)  Commencement of operations.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$10.47	$11.93	$9.69	$9.62	$9.70
Investment Activities
Net Investment Income (Loss)(a)	0.22	0.23	0.22	0.18	0.18
Net Realized and Unrealized Gains (Losses) on Investments	2.08	(1.47)	2.26	(0.06)	(0.09)
Total from Investment Activities	2.30	(1.24)	2.48	0.12	0.09
Distributions to Shareholders From
Net Investment Income	(0.02)	(0.22)	(0.24)	(0.19)	(0.17)
Net Realized Gains from Investments	(0.01)	—	—	—	—
Total Distributions	(0.03)	(0.22)	(0.24)	(0.19)	(0.17)
Capital Contribution from Prior Custodian, Net	—	—	—	0.14	—
Net Asset Value, End of Period	$12.74	$10.47	$11.93	$9.69	$9.62
Total Return	21.94%	(10.38)%	25.56%	2.69%(b)	0.92%
Ratios to Average Net Assets
Net Expenses	0.88%	0.88%	0.94%	1.15%	1.15%
Net Investment Income (Loss)	1.80%	1.97%	1.98%	1.93%	1.76%
Gross Expenses	1.16%	1.62%	1.85%	1.80%	1.75%
Supplemental Data
Net Assets, End of Period (000's)	$75,366	$5,979	$3,122	$2,626	$3,904
Portfolio Turnover(c)	20%	52%	60%	103%	117%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was 1.45% for the period shown.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 Appendix A — Variations in Sales Charge
Reductions and Waivers Available Through
Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch, Ameriprise Financial, Morgan Stanley Wealth Management, Raymond James, Janney Montgomery Scott LLC, Edward D. Jones & Co. or Oppenheimer & Co. Inc. platform or account.

In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or in the SAI.

Front-End Sales Charge Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement
CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this Prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial

Shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Ameriprise Financial
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)
Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)
Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund's Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
Shares purchased through a Morgan Stanley self-directed brokerage account
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James
CDSC Waivers on Classes A and C Shares available at Raymond James
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IrS regulations as described in the fund's prospectus
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
Shares acquired through a right of reinstatement
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
Breakpoints as described in this Prospectus
Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Janney Montgomery Scott LLC ("Janney")

Shareholders purchasing fund shares through a Janney brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-End Sales Charge Waivers on Class A shares available at Janney[1]
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Shares acquired through a right of reinstatement
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures
CDSC Waivers on Class A and C shares available at Janney
Shares sold upon the death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
Shares purchased in connection with a return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 701/2 as described in the fund’s Prospectus.
Shares sold to pay Janney fees but only if the transaction is initiated by Janney
Shares acquired through a right of reinstatement
Shares exchanged into the same share class of a different fund.
Front-End Load Discounts available at Janney: Breakpoints, Rights of Accumulation and/or letters of intent[1]
Breakpoints as described in this Prospectus
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

1  Also referred to as an "initial sales charge."

Edward D. Jones & Co ("Edward Jones")

Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund's Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Victory Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints
Rights of Accumulation (ROA)
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of the Victory Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation
ROA is determined by calculating the higher of cost or market value (current shares x NAV)
Letter of Intent (LOI)
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing
Shares purchased in an Edward Jones fee-based program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account
Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus
Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
Death or disability of the shareholder
Systematic withdrawals with up to 10% per year of account value
Return of excess contributions from an Individual Retirement Account (IRA)
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones
Shares exchanged in an Edward Jones fee-based program
Shares acquired through NAV reinstatement
Other Important Information
Minimum Purchase Amounts
$250 initial purchase minimum
$50 subsequent purchase minimum
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
A fee-based account held on an Edward Jones platform
A 529 account held on an Edward Jones platform
An account with an active systematic investment plan or letter of intent (LOI)
Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares

Oppenheimer & Co. Inc. (“OPCO”)

Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at OPCO
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through an OPCO affiliated investment advisory program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
Employees and registered representatives of OPCO or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A and C Shares available at OPCO
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this Prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

P.O. Box 182593
Columbus, OH 43218-2593

Statement of Additional Information (SAI):  The SAI contains more information about the Fund's operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you do not request a copy.

Annual and Semi-Annual Reports:  Annual and semi-annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.

How to Obtain Information:  You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863)	By mail: Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC) on the SEC's Edgar database at http://www.sec.gov or, after paying a duplicating fee, by electronic request sent to the following e-mail address: publicinfo@sec.gov.

On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov
Investment Company Act File Number 811-4852	VF-RS-IF-PRO (05/20)

May 1, 2020

Prospectus

Victory RS Growth Fund

Class A	Class C	Class I	Class R	Class R6	Class Y
RSGRX	RGWCX	—	RSGKX	—	RGRYX

Victory RS Mid Cap Growth Fund

Class A	Class C	Class I	Class R	Class R6	Class Y
RSMOX	RMOCX	—	RSMKX	RMORX	RMOYX

Victory RS Science and Technology Fund

Class A	Class C	Class I	Class R	Class R6	Class Y
RSIFX	RINCX	—	RIFKX	—	RIFYX

Victory RS Select Growth Fund

Class A	Class C	Class I	Class R	Class R6	Class Y
RSDGX	RSGFX	—	RSDKX	RSSRX	RSSYX

Victory RS Small Cap Equity Fund

Class A	Class C	Class I	Class R	Class R6	Class Y
GPSCX	RSCCX	—	RSCKX	—	RSCYX

Victory RS Small Cap Growth Fund

Class A	Class C	Class I	Class R	Class R6	Class Y
RSEGX	REGWX	—	RSEKX	RSEJX	RSYEX

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-539-FUND
(800-539-3863)

Victory Funds

Fund Summaries

    RS Growth Fund

    RS Mid Cap Growth Fund

    RS Science and Technology Fund

    RS Select Growth Fund

    RS Small Cap Equity Fund

    RS Small Cap Growth Fund

Additional Fund Information

    Investments

    Risk Factors

Impact on Returns Example

Organization and Management of the Funds

Investing with the Victory Funds

    Share Price

    Choosing a Share Class

    Information About Fees

    How to Buy Shares

    How to Exchange Shares

    How to Sell Shares

Distributions and Taxes

Important Fund Policies

Financial Highlights

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

 RS Growth Fund Summary

Investment Objective

The Victory RS Growth Fund (the "Fund") seeks to provide long-term capital growth.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 47 of the Fund's Prospectus, in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your Investment Professional.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%[2]	NONE	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	NONE
Other Expenses	0.19%	0.58%	4.16%	0.23%
Total Annual Fund Operating Expenses	1.19%	2.33%	5.41%	0.98%
Fee Waiver/Expense Reimbursement[3]	(0.09)%	(0.40)%	(3.70)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	1.10%	1.93%	1.71%	0.83%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.10%, 1.93%, 1.71% and 0.83% of Class A, Class C, Class R and Class Y shares, respectively, through at least April 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$681	$923	$1,184	$1,928
Class C (If you sell your shares at the end of the period.)	$296	$689	$1,209	$2,635
Class C (If you do not sell your shares at the end of the period.)	$196	$689	$1,209	$2,635
Class R	$174	$1,287	$2,391	$5,111
Class Y	$85	$297	$527	$1,188

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 95% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's investment objective by investing, under normal circumstances, principally in equity securities of companies considered by the Fund's investment team (at the time of purchase) to be large-cap companies. The Fund's investment team currently considers a company to be large-cap if its market capitalization is at least $5 billion. The Fund typically invests in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities, including depositary receipts such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

The Adviser employs both fundamental analysis and quantitative screening in seeking to identify companies it believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams. Valuation is an integral part of the investment process and purchase decisions are based on the Adviser's expectation of the potential reward relative to risk of each security based in part on its proprietary earnings calculations.

The Adviser regularly reviews the Fund's investments and will sell securities when the Adviser believes the securities are no longer attractive because (1) a deterioration in rank of the security in accordance with the Adviser's process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company or (4) other investments available are considered to be more attractive.

As a result of the Adviser’s investment process, the Fund’s investments may be focused in one or more economic sectors from time to time, including the information technology sector.

The Adviser may from time to time generate portfolio turnover in excess of 100%.

Principal Risks

The Fund's investments are subject to the following principal risks:

Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk – Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Mid Capitalization Stock Risk – Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Foreign Securities Risk – Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Large Capitalization Stock Risk – The securities of large cap companies may underperform the securities of smaller cap companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.

Sector Risk – To the extent the Fund focuses in one or more sectors, such as the information technology sector, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile. For example, the values of companies in the information technology sector are particularly vulnerable to economic downturns, short product cycles and aggressive pricing, market competition and changes in government regulation.

Investment Style Risk – Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Portfolio Turnover Risk – Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities will generally result in higher transaction costs and Fund expenses and can lead to distribution of additional short-term capital gains to investors, which are taxed as ordinary income.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, C, R and Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, C, K and Y shares of the RS Growth Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC) (the "predecessor fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest Quarter	18.78% (quarter ended March 31, 2019)
Lowest Quarter	-18.89% (quarter ended December 31, 2018)

Average Annual Total Returns (For the Periods Ended December 31, 2019)	1 Year	5 Years	10 Years
CLASS A Before Taxes	22.37%	9.73%	12.44%
CLASS A After Taxes on Distributions	19.53%	7.43%	10.80%
CLASS A After Taxes on Distributions and Sale of Fund Shares	15.22%	7.28%	10.01%
CLASS C Before Taxes	27.74%	10.11%	12.04%
CLASS R Before Taxes	29.08%	10.36%	12.43%
CLASS Y Before Taxes	30.18%	11.32%	13.40%
Index
Russell 1000® Growth Index Index returns reflect no deduction for fees, expenses, or taxes.	36.39%	14.63%	15.22%

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser's RS Investments investment franchise.

Investment Team
	Title	Tenure with the Fund
D. Scott Tracy, CFA	Chief Investment Officer	Since 2009
Stephen J. Bishop	Portfolio Manager	Since 2009
Melissa Chadwick-Dunn	Portfolio Manager	Since 2009
Christopher W. Clark, CFA	Portfolio Manager	Since 2014
Paul Leung, CFA	Portfolio Manager	Since 2018

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class R	Class Y
Minimum Initial Investment	$2,500	$2,500	NONE	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE	NONE

For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

 RS Mid Cap Growth Fund Summary

Investment Objective

The Victory RS Mid Cap Growth Fund (the "Fund") seeks to provide long-term capital growth.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 47 of the Fund's Prospectus, in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your Investment Professional.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class R	Class R6	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%[2]	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	NONE	NONE
Other Expenses	0.25%	0.27%	2.06%	0.20%	0.25%
Total Annual Fund Operating Expenses	1.35%	2.12%	3.41%	1.05%	1.10%
Fee Waiver/Expense Reimbursement[3]	(0.15)%	(0.01)%	(1.61)%	(0.11)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	1.20%	2.11%	1.80%	0.94%	0.95%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.20%, 2.11%, 1.80%, 0.94% and 0.95% of Class A, Class C, Class R, Class R6 and Class Y shares, respectively, through at least April 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$690	$964	$1,258	$2,093
Class C (If you sell your shares at the end of the period.)	$314	$663	$1,138	$2,451
Class C (If you do not sell your shares at the end of the period.)	$214	$663	$1,138	$2,451
Class R	$183	$898	$1,636	$3,586
Class R6	$96	$323	$569	$1,273
Class Y	$97	$335	$592	$1,327

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 86% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's investment objective by investing, under normal circumstances, at least 80% of its assets in securities of companies considered by the Adviser to be (at the time of purchase) mid-capitalization companies. The Fund principally invests in equity securities. The Fund typically invests in equity securities of U.S. companies but will also invest any portion of its assets in foreign securities, including depositary receipts such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

A company is considered to be a mid-capitalization company if it has a market capitalization of between $1 billion and 120% of the market capitalization of the largest company included in the Russell Midcap® Index ("Index") (currently, approximately $77.5 billion, based on the size of the largest company in the Index on March 31, 2020). The size of companies in the Index changes with market conditions and the composition of the Index.

The Adviser employs both fundamental analysis and quantitative screening in seeking to identify companies that it believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams. Valuation is an integral part of the investment process and purchase decisions are based on the Adviser's expectation of the potential reward relative to risk of each security based in part on its proprietary earnings calculations.

The Adviser regularly reviews the Fund's investments and will sell securities when the Adviser believes the securities are no longer attractive because (1) a deterioration in rank of the security in accordance with the Adviser's process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company or (4) other investments available are considered to be more attractive.

As a result of the Adviser’s investment process, the Fund’s investments may be focused in one or more economic sectors from time to time, including the information technology sector.

The Adviser may from time to time generate portfolio turnover in excess of 100%.

Principal Risks

Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk – Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Mid Capitalization Stock Risk – Mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Foreign Securities Risk – Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Sector Risk – To the extent the Fund focuses in one or more sectors, such as the information technology sector, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile. For example, the values of companies in the information technology sector are particularly vulnerable to economic downturns, short product cycles and aggressive pricing, market competition and changes in government regulation.

Investment Style Risk – Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Portfolio Turnover Risk – Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities will generally result in higher transaction costs and Fund expenses and can lead to distribution of additional short-term capital gains to investors, which are taxed as ordinary income.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, C, R and Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, C, K and Y shares of the RS Mid Cap Growth Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC) (the "predecessor fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest Quarter	21.24% (quarter ended March 31, 2019)
Lowest Quarter	-19.71% (quarter ended December 31, 2018)

Average Annual Total Returns (For the Periods Ended December 31, 2019)	1 Year	5 Years (or Life of Class)	10 Years
CLASS A Before Taxes	20.68%	7.42%	12.34%
CLASS A After Taxes on Distributions	20.68%	5.97%	11.58%
CLASS A After Taxes on Distributions and Sale of Fund Shares	12.24%	5.09%	9.91%
CLASS C Before Taxes	25.90%	7.72%	11.97%
CLASS R Before Taxes	27.36%	8.09%	12.39%
CLASS R6 Before Taxes	28.40%	13.50%[1]	N/A
CLASS Y Before Taxes	28.36%	8.98%	13.29%
Index
Russell Midcap® Growth Index Index returns reflect no deduction for fees, expenses, or taxes.	35.47%	11.60%	14.24%

1  Inception date of Class R6 is November 15, 2016.

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser's RS Investments investment franchise.

Investment Team
	Title	Tenure with the Fund
D. Scott Tracy, CFA	Chief Investment Officer	Since 2008
Stephen J. Bishop	Portfolio Manager	Since 2008
Melissa Chadwick-Dunn	Portfolio Manager	Since 2008
Christopher W. Clark, CFA	Portfolio Manager	Since 2014
Paul Leung, CFA	Portfolio Manager	Since 2018

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class R	Class R6	Class Y
Minimum Initial Investment	$2,500	$2,500	NONE	NONE	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE	NONE	NONE

For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes except Class R6. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

 RS Science and Technology Fund Summary

Investment Objective

The Victory RS Science and Technology Fund (the "Fund") seeks to provide long-term capital growth.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 47 of the Fund's Prospectus, in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your Investment Professional.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%[2]	NONE	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	NONE
Other Expenses	0.23%	0.34%	2.78%	0.26%
Total Annual Fund Operating Expenses	1.48%	2.34%	4.28%	1.26%
Fee Waiver/Expense Reimbursement[3]	0.00%	(0.06)%	(2.35)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	1.48%	2.28%	1.93%	1.24%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.49%, 2.28%, 1.93% and 1.24% of Class A, Class C, Class R and Class Y shares, respectively, through at least April 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$717	$1,016	$1,336	$2,242
Class C (If you sell your shares at the end of the period.)	$331	$725	$1,245	$2,671
Class C (If you do not sell your shares at the end of the period.)	$231	$725	$1,245	$2,671
Class R	$196	$1,085	$1,986	$4,297
Class Y	$126	$398	$690	$1,521

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 88% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's investment objective by investing, under normal circumstances, at least 80% of its assets in science and/or technology companies. The Fund principally invests in equity securities and may invest in companies of any size. The Fund typically invests in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities, including depositary receipts such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

The Adviser performs in-depth analysis in search of what it believes are innovative companies that drive market share gains in technology, leading to sustainable earnings growth and long-term stock price appreciation. The Adviser employs both fundamental analysis and quantitative screening to identify potential investment candidates with greater earnings potential than expected by the market. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, defensible competitive advantages, growing market share, and experienced management teams. Valuation is an integral part of the investment process and purchase decisions are based on the potential reward relative to risk of each security based in part on the Adviser's proprietary earnings calculations.

A particular company will be considered to be a science or technology company if the Adviser determines that it applies scientific or technological developments or discoveries to grow its business or increase its competitive advantage. Science and technology companies also include companies whose products, processes or services, in the opinion of the Adviser, are being, or are expected to be, significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Fund also invests in companies that utilize science and/or technology as an agent of change to significantly enhance their business opportunities.

The Adviser regularly reviews the Fund's investments and will sell securities when the Adviser believes the securities are no longer attractive because (1) a deterioration in rank of the security in accordance with the Adviser's process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company or (4) other investments available are considered to be more attractive.

The Adviser may from time to time generate portfolio turnover in excess of 100%.

Principal Risks

The Fund's investments are subject to the following principal risks:

Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk – Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Science and Technology Investment Risk – Investments in science and technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many science and technology companies are small or mid-sized companies and may be newly organized.

Concentration Risk – Concentrating investments in the science and technology related sectors increases the risk of loss because the stocks of many or all of the companies in the sectors may decline in value due to developments adversely affecting the sectors. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect the sectors, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent they cause the Fund's cash position or cash requirements to exceed normal levels.

Smaller Capitalization Stock Risk – Small and mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.

Large Capitalization Stock Risk – The securities of large cap companies may underperform the securities of smaller cap companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.

Foreign Securities Risk – Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Investment Style Risk – Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk – Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Portfolio Turnover Risk – Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities will generally result in higher transaction costs and Fund expenses and can lead to distribution of additional short-term capital gains to investors, which are taxed as ordinary income.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, C, R and Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, C, K and Y shares of the RS Technology Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC) (the "predecessor fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest Quarter	25.41% (quarter ended March 31, 2019)
Lowest Quarter	-21.89% (quarter ended September 30, 2011)

Average Annual Total Returns (For the Periods Ended December 31, 2019)	1 Year	5 Years	10 Years
CLASS A Before Taxes	31.30%	17.85%	16.30%
CLASS A After Taxes on Distributions	28.47%	13.99%	13.01%
CLASS A After Taxes on Distributions and Sale of Fund Shares	20.20%	13.04%	12.34%
CLASS C Before Taxes	37.27%	18.32%	16.05%
CLASS R Before Taxes	38.73%	18.73%	16.41%
CLASS Y Before Taxes	39.66%	19.53%	17.30%
Indices
S&P North American Technology Sector Index™ Index returns reflect no deduction for fees, expenses, or taxes.	42.68%	20.34%	17.55%
S&P 500® Index Index returns reflect no deduction for fees, expenses, or taxes.	31.49%	11.70%	13.56%

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser's RS Investments investment franchise.

Investment Team
	Title	Tenure with the Fund
Stephen J. Bishop	Portfolio Manager	Since 2001
Christopher W. Clark, CFA	Portfolio Manager	Since 2016
Paul Leung, CFA	Portfolio Manager	Since 2016

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class R	Class Y
Minimum Initial Investment	$2,500	$2,500	NONE	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE	NONE

For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

 RS Select Growth Fund Summary

Investment Objective

The Victory RS Select Growth Fund (the "Fund") seeks to provide long-term capital growth.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 47 of the Fund's Prospectus, in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your Investment Professional.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class R	Class R6	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%[2]	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	NONE	NONE
Other Expenses	0.27%	0.30%	2.85%	4.46%	0.23%
Total Annual Fund Operating Expenses	1.52%	2.30%	4.35%	5.46%	1.23%
Fee Waiver/Expense Reimbursement[3]	(0.12)%	(0.12)%	(2.44)%	(4.40)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	1.40%	2.18%	1.91%	1.06%	1.14%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.40%, 2.18%, 1.91%, 1.06% and 1.14% of Class A, Class C, Class R, Class R6 and Class Y shares, respectively, through at least April 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$709	$1,017	$1,346	$2,274
Class C (If you sell your shares at the end of the period.)	$321	$707	$1,219	$2,626
Class C (If you do not sell your shares at the end of the period.)	$221	$707	$1,219	$2,626
Class R	$194	$1,097	$2,011	$4,350
Class R6	$108	$1,238	$2,357	$5,111
Class Y	$116	$381	$667	$1,481

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 74% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's investment objective by investing, under normal circumstances, in a portfolio of small- and mid-capitalization growth-oriented companies. The Fund typically invests in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities, including depositary receipts such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

The Fund principally invests in equity securities of companies with market capitalizations (at the time of purchase) less than $8 billion or 120% of the market capitalization of the largest company included in the Russell 2500® Index ("Index") (currently, approximately $29.4 billion, based on the size of the largest company in the Index on March 31, 2020), whichever is greater. The size of companies in the Index changes with market conditions and the composition of the Index. The Fund may hold investments in companies whose market capitalizations fall outside these parameters due to changes in market values of those companies after the Fund's investment in those companies.

The Adviser employs both fundamental analysis and quantitative screening in seeking to identify companies that it believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams. Valuation is an integral part of the investment process and purchase decisions are based on the Adviser's expectation of the potential reward relative to risk of each security based in part on the investment team's proprietary earnings calculations.

The Adviser regularly reviews the Fund's investments and will sell securities when the Adviser believes the securities are no longer attractive because (1) a deterioration in rank of the security in accordance with the Adviser's process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company or (4) other investments available are considered to be more attractive.

As a result of the Adviser’s investment process, the Fund’s investments may be focused in one or more economic sectors from time to time, including the information technology sector.

Principal Risks

The Fund's investments are subject to the following principal risks:

Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk – Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Smaller Capitalization Stock Risk – Small and mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.

Limited Portfolio Risk – To the extent the Fund invests its assets in a more limited number of issuers than many other mutual funds, a decline in the market value of a particular security may affect the Fund's value more than if the Fund invested in a larger number of issuers.

Foreign Securities Risk – Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Sector Risk – To the extent the Fund focuses in one or more sectors, such as the information technology sector, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile. For example, the values of companies in the information technology sector are particularly vulnerable to economic downturns, short product cycles and aggressive pricing, market competition and changes in government regulation.

Liquidity Risk – Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Investment Style Risk – Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, C, R and Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, C, K and Y shares of the RS Select Growth Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC) (the "predecessor fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest Quarter	17.43% (quarter ended December 31, 2010)
Lowest Quarter	-21.84% (quarter ended December 31, 2018)

Average Annual Total Returns (For the Periods Ended December 31, 2019)	1 Year	5 Years (or Life of Class)	10 Years
CLASS A Before Taxes	24.67%	7.59%	12.68%
CLASS A After Taxes on Distributions	21.19%	4.06%	10.63%
CLASS A After Taxes on Distributions and Sale of Fund Shares	17.05%	5.39%	10.24%
CLASS C Before Taxes	30.28%	8.02%	12.41%
CLASS R Before Taxes	31.63%	8.34%	12.69%
CLASS R6 Before Taxes	32.76%	13.42%[1]	N/A
CLASS Y Before Taxes	32.66%	9.16%	13.68%
Indices
Russell 2500® Growth Index Index returns reflect no deduction for fees, expenses, or taxes.	32.65%	10.84%	14.01%
Russell 2000® Growth Index Index returns reflect no deduction for fees, expenses, or taxes.	28.48%	9.34%	13.01%

1  Inception date of Class R6 is November 15, 2016.

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser's RS Investments investment franchise.

Investment Team
	Title	Tenure with the Fund
D. Scott Tracy, CFA	Chief Investment Officer	Since 2007
Stephen J. Bishop	Portfolio Manager	Since 2007
Melissa Chadwick-Dunn	Portfolio Manager	Since 2007
Christopher W. Clark, CFA	Portfolio Manager	Since 2014
Paul Leung, CFA	Portfolio Manager	Since 2018

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class R	Class R6	Class Y
Minimum Initial Investment	$2,500	$2,500	NONE	NONE	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE	NONE	NONE

For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes except Class R6. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

 RS Small Cap Equity Fund Summary

Investment Objective

The Victory RS Small Cap Equity Fund (the "Fund") seeks to provide long-term capital growth.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 47 of the Fund's Prospectus, in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your Investment Professional.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%[2]	NONE	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	NONE
Other Expenses	0.26%	2.11%	0.80%	0.68%
Total Annual Fund Operating Expenses	1.26%	3.86%	2.05%	1.43%
Fee Waiver/Expense Reimbursement[3]	0.00%	(1.76)%	(0.30)%	(0.33)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	1.26%	2.10%	1.75%	1.10%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.35%, 2.10%, 1.75% and 1.10% of Class A, Class C, Class R and Class Y shares, respectively, through at least April 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$696	$952	$1,227	$2,010
Class C (If you sell your shares at the end of the period.)	$313	$1,017	$1,838	$3,977
Class C (If you do not sell your shares at the end of the period.)	$213	$1,017	$1,838	$3,977
Class R	$178	$614	$1,076	$2,355
Class Y	$112	$420	$750	$1,685

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 89% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of small-capitalization companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. The Fund typically invests in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities, including depositary receipts such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

The Adviser currently considers a company to be a small-capitalization company if its market capitalization (at the time of purchase) is less than $3 billion or 120% of the market capitalization of the largest company included in the Russell 2000® Index ("Index") (currently, approximately $13.5 billion, based on the size of the largest company in the Index on March 31, 2020), whichever is greater. The size of companies in the Index changes with market conditions and the composition of the Index.

The Adviser employs both fundamental analysis and quantitative screening in seeking to identify companies that the Adviser believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams. The Adviser seeks to categorize each potential investment based on its view of a company's stage of development on a spectrum that identifies companies as promising, developing, or proven. Valuation is an integral part of the growth investment process. Purchase decisions are based on the Adviser's expectation of the potential reward relative to risk of each security based in part on the Adviser's proprietary earnings calculations.

The Adviser regularly reviews the Fund's investments and will sell securities when the Adviser believes the securities are no longer attractive because (1) of a deterioration in rank of the security in accordance with the Adviser’s process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company or (4) other investments available are considered to be more attractive.

As a result of the Adviser’s investment process, the Fund’s investments may be focused in one or more economic sectors from time to time, including the information technology sector.

Principal Risks

The Fund's investments are subject to the following principal risks:

Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk – Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Small Capitalization Stock Risk – Small-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.

Foreign Securities Risk – Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Sector Risk – To the extent the Fund focuses in one or more sectors, such as the information technology sector, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile. For example, the values of companies in the information technology sector are particularly vulnerable to economic downturns, short product cycles and aggressive pricing, market competition and changes in government regulation.

Liquidity Risk – Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Investment Style Risk – Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, C, R and Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, C, K and Y shares of the RS Small Cap Equity Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC) (the "predecessor fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest Quarter	23.05% (quarter ended March 31, 2019)
Lowest Quarter	-23.30% (quarter ended September 30, 2011)

Average Annual Total Returns (For the Periods Ended December 31, 2019)	1 Year	5 Years	10 Years
CLASS A Before Taxes	30.53%	10.86%	14.72%
CLASS A After Taxes on Distributions	27.23%	7.16%	11.74%
CLASS A After Taxes on Distributions and Sale of Fund Shares	20.36%	7.75%	11.50%
CLASS C Before Taxes	36.32%	11.23%	14.40%
CLASS R Before Taxes	37.91%	11.68%	14.95%
CLASS Y Before Taxes	38.69%	12.28%	15.59%
Index
Russell 2000® Growth Index Index returns reflect no deduction for fees, expenses, or taxes.	28.48%	9.34%	13.01%

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser's RS Investments investment franchise.

Investment Team
	Title	Tenure with the Fund
D. Scott Tracy, CFA	Chief Investment Officer	Since 2009
Stephen J. Bishop	Portfolio Manager	Since 2009
Melissa Chadwick-Dunn	Portfolio Manager	Since 2009
Christopher W. Clark, CFA	Portfolio Manager	Since 2014
Paul Leung, CFA	Portfolio Manager	Since 2018

Purchase and Sale of Fund Shares

The RS Small Cap Equity Fund is currently offered (by purchase or exchange) only to existing shareholders, employees of the Adviser and its affiliates and their family members, and to current and former Trustees of the Trust and their family members. The Victory Funds may impose additional limitations on the purchase of shares at any time in its discretion, and may waive or eliminate any limitation at any time without notice. Contact the Victory Funds for more information.

Investment Minimums	Class A	Class C	Class R	Class Y
Minimum Initial Investment	$2,500	$2,500	NONE	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE	NONE

For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

 RS Small Cap Growth Fund Summary

Investment Objective

The Victory RS Small Cap Growth Fund (the "Fund") seeks to provide long-term capital growth.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 47 of the Fund's Prospectus, in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your Investment Professional.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class R	Class R6	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%[2]	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	0.95%	0.95%	0.95%	0.95%	0.95%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	NONE	NONE
Other Expenses	0.24%	0.32%	0.48%	0.11%	0.20%
Total Annual Fund Operating Expenses	1.44%	2.27%	1.93%	1.06%	1.15%
Fee Waiver/Expense Reimbursement[3]	(0.04)%	(0.11)%	(0.07)%	0.00%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	1.40%	2.16%	1.86%	1.06%	1.13%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.40%, 2.16%, 1.86%, 1.06% and 1.13% of Class A, Class C, Class R, Class R6 and Class Y shares, respectively, through at least April 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$709	$1,001	$1,313	$2,197
Class C (If you sell your shares at the end of the period.)	$319	$699	$1,205	$2,597
Class C (If you do not sell your shares at the end of the period.)	$219	$699	$1,205	$2,597
Class R	$189	$599	$1,035	$2,248
Class R6	$108	$337	$585	$1,294
Class Y	$115	$363	$631	$1,396

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 100% of the average value of its portfolio.

Principal Investment Strategy

The Adviser pursues the Fund's investment objective by investing, under normal circumstances, at least 80% of its assets in small-capitalization companies. The Fund typically invests in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities, including depositary receipts such as American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs).

The Adviser currently considers a company to be a small-capitalization company if its market capitalization (at the time of purchase) is less than $3 billion or 120% of the market capitalization of the largest company included in the Russell 2000® Index (currently, approximately $13.5 billion, based on the size of the largest company in the Index on March 31, 2020), whichever is greater. The size of companies in the index changes with market conditions and the composition of the index.

The Adviser employs both fundamental analysis and quantitative screening in seeking to identify companies that the investment team believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams. The Adviser seeks to categorize each potential investment based on its view of a company's stage of development on a spectrum that identifies companies as promising, developing, or proven. Valuation is an integral part of the growth investment process. Purchase decisions are based on the Adviser's expectation of the potential reward relative to risk of each security based in part on the Adviser's proprietary earnings calculations.

The Adviser regularly reviews the Fund's investments and will sell securities when the Adviser believes the securities are no longer attractive because (1) a deterioration in rank of the security in accordance with the Adviser's process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company or (4) other investments available are considered to be more attractive.

As a result of the Adviser’s investment process, the Fund’s investments may be focused in one or more economic sectors from time to time, including the information technology sector.

The Adviser may from time to time generate portfolio turnover in excess of 100%.

Principal Risks

The Fund's investments are subject to the following principal risks:

Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk – Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Small Capitalization Stock Risk – Small-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.

Foreign Securities Risk – Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Investment Style Risk – Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Sector Risk – To the extent the Fund focuses in one or more sectors, such as the information technology sector, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile. For example, the values of companies in the information technology sector are particularly vulnerable to economic downturns, short product cycles and aggressive pricing, market competition and changes in government regulation.

Liquidity Risk – Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Portfolio Turnover Risk – Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities will generally result in higher transaction costs and Fund expenses and can lead to distribution of additional short-term capital gains to investors, which are taxed as ordinary income.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, C, R and Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, C, K and Y shares of the RS Small Cap Growth Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC) (the "predecessor fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest Quarter	22.75% (quarter ended March 31, 2019)
Lowest Quarter	-23.34% (quarter ended December 31, 2018)

Average Annual Total Returns (For the Periods Ended December 31, 2019)	1 Year	5 Years (or Life of Class)	10 Years
CLASS A Before Taxes	29.98%	10.33%	14.34%
CLASS A After Taxes on Distributions	27.38%	8.41%	12.89%
CLASS A After Taxes on Distributions and Sale of Fund Shares	19.54%	7.86%	11.73%
CLASS C Before Taxes	35.88%	10.81%	14.00%
CLASS R Before Taxes	37.28%	11.20%	14.48%
CLASS R6 Before Taxes	38.38%	16.82%[1]	N/A
CLASS Y Before Taxes	38.29%	11.95%	15.36%
Index
Russell 2000® Growth Index Index returns reflect no deduction for fees, expenses, or taxes.	28.48%	9.34%	13.01%

1  The inception date of Class R6 is July 12, 2017.

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser's RS Investments investment franchise.

Investment Team
	Title	Tenure with the Fund
D. Scott Tracy, CFA	Chief Investment Officer	Since 2007
Stephen J. Bishop	Portfolio Manager	Since 2007
Melissa Chadwick-Dunn	Portfolio Manager	Since 2007
Christopher W. Clark, CFA	Portfolio Manager	Since 2014
Paul Leung, CFA	Portfolio Manager	Since May 2018

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class R	Class R6	Class Y
Minimum Initial Investment	$2,500	$2,500	NONE	NONE	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE	NONE	NONE

For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes except Class R6. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

 Additional Fund Information

Victory Capital Management Inc., which we refer to as the "Adviser" throughout the Prospectus, manages each Fund.

Each Fund is managed by the Adviser, who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the "Victory Funds" or, more simply, the "Funds."

The following section describes additional information about the principal investment strategy the Funds will use under normal market conditions to pursue their investment objectives, as well as any secondary strategies the Funds may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Funds. The SAI includes more information about the Funds, their investments, and the related risks. Under adverse, unstable or abnormal market conditions, a Fund may be unable to pursue or achieve its investment objective and, for temporary purposes, may invest some or all of its assets in a variety of instruments or assets, including high-quality fixed-income securities, cash and cash equivalents. For cash management purposes, each Fund may hold all or a portion of its assets in cash, short-term money market instruments or shares of other investment companies. These positions may reduce the benefit from any upswing in the market, cause a Fund to fail to meet its investment objective and increase a Fund's expenses.

Each Fund's investment objective and policy to invest at least 80% of its assets in the type of securities suggested by the Fund's name is non-fundamental and may be changed by the Board of Trustees upon at least 60 days' written notice to shareholders. For purposes of a Fund's 80% investment policy, "assets" means the Fund's net assets plus the amount of any borrowings for investment purposes, but exclusive of any collateral held from securities lending.

If you would like to receive additional copies of any materials, please call the Victory Funds at 800-539-FUND (800-539-3863) or please visit VictoryFunds.com.

Investments

The following describes the types of securities each Fund may purchase under normal market conditions to achieve its principal investment strategy. The Funds will not necessarily buy all of the securities listed below.

U.S. Equity Securities

Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.

Foreign Securities

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations, and exchange-traded funds ("ETFs") that invest in foreign corporations.

The Adviser may use other types of investment strategies in pursuing each Fund's overall investment objective. The following describes the types of securities that the Adviser may purchase or investment techniques the Adviser may employ that are not considered to be a part of the Funds' principal investment strategies. Additional securities and techniques are described in the Funds' SAI.

Investment Companies

The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.

Securities Lending

To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following provides additional information about some of the Funds’ principal risks and supplements those risks discussed in each Fund's Fund Summary section of this Prospectus.

	Growth	Mid Cap Growth	Science and Technology	Select Growth	Small Cap Equity	Small Cap Growth
Equity Risk	X	X	X	X	X	X
Stock Market Risk	X	X	X	X	X	X
Geopolitical/Natural Disaster Risk	X	X	X	X	X	X
IT and Operations Risk	X	X	X	X	X	X
Manager Risk	X	X	X	X	X	X
Foreign Securities Risk	X	X	X	X	X	X
Investment Style Risk	X	X	X	X	X	X
Concentration Risk			X
IPO Risk					X	X
Large Capitalization Stock Risk	X		X
Limited Portfolio Risk				X
Liquidity Risk			X	X	X	X
Portfolio Turnover Risk	X	X	X			X
Science and Technology Investment Risk			X
Smaller-Company Stock Risk		X	X	X	X	X

Equity Risk

The market prices of equity securities, which may include common stocks and other stock-related securities such as preferred stocks may fluctuate, sometimes rapidly or unpredictably. The value of a security may decline for reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods or services or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. A Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that a Fund's investment team views as unfavorable for equity securities.

Stock Market Risk

Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock’s price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. These policies may not be successful and any unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies and could add significantly to the risks of increased volatility and decreased liquidity for a Fund's portfolio.

  Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.
  Information Technology and Operational Risk — Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Funds' service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for a Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Manager Risk

The investment process used by the investment team may produce incorrect judgments about the value of a particular asset or the team may implement its investment strategy in a way that may not produce the desired results.

Foreign Securities Risk

Foreign Investments Risk - Foreign investments involve certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. Foreign securities markets may be subject to more or less governmental supervision than their U.S. counterparts. Certain of these risks may also apply to some extent to U.S. investments that are denominated in foreign currencies and to investments in U.S. companies that have significant foreign operations.

Political Risk - Foreign securities markets may be more volatile than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks, and foreign issuers can be impacted by changes to trade policies and trade disputes. These factors can make foreign investments more volatile than U.S. investments.

Liquidity Risk - Securities that trade less frequently or with lower trade volume can be more difficult or more costly to buy or sell than more liquid or active investments. Liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than U.S. exchanges. See also Liquidity Risk.

Currency Risk - Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may erode or reverse any gains produced by investments denominated in foreign currencies and may widen any losses.

Legal Risk - Legal remedies for investors in foreign countries may be more limited than the legal remedies available in the U.S.

Investment Style Risk

Different types of securities such as growth style or value style securities tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Concentration Risk

When a Fund concentrates its investments in a particular sector or in a particular group of industries, financial, economic, business, and other developments affecting issuers in that sector or group of industries will have a greater effect on the Fund than if it had not concentrated its assets in that sector or group of industries. In addition, investors may buy or sell substantial amounts of a Fund's shares in response to factors affecting or expected to affect a sector or group of industries in which the Fund concentrates its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely, to the extent that they were to cause the Fund's cash position or cash requirements to exceed normal levels.

IPO Risk

The Funds may at times have the opportunity to invest in securities offered in initial public offerings ("IPOs"). If a Fund's portfolio manager believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Fund will invest in the IPO, even if the security is one in which the Fund might not typically otherwise invest. It is possible, however, that a Fund will lose money on a investment in an IPO, even in such a case.

IPOs may not be available to a Fund at all times, and a Fund may not always invest in IPOs offered to it. For example, a Fund may not invest in an IPO if such an offering does not meet the specific investment criteria of that Fund. (In a case such as that described above, where the Adviser believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that such a Fund would nonetheless invest in that IPO.)

Investments in IPOs may have a substantial beneficial effect on a Fund's investment performance. A Fund's investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Fund makes more-limited, or no, investments in IPOs.

Large Capitalization Stock Risk

Large capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Large capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a Fund that invests in large capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small and medium capitalization companies) when stocks of large capitalization companies are out of favor.

Limited Portfolio Risk

A Fund may hold a smaller number of portfolio securities than many other mutual funds. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of a Fund to dispose of such securities or other instruments at advantageous prices may be greatly limited, and a Fund may have to continue to hold such securities or instruments during periods when the adviser would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of a Fund's investments and may lead to increased redemptions. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. It may also be the case that other market participants may be attempting to liquidate a security of a particular issuer or type of issuer at the same time as a Fund is attempting to liquidate such security, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such cases the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund's net asset value ("NAV").

Portfolio Turnover Risk

Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, dealer mark-ups and bid/asked spreads and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the Funds' Total Annual Fund Operating Expenses set forth under "Fees and Expenses" but do have the effect of reducing a Fund's investment return. Such sales may result in the realization of taxable capital gains, including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates.

Science and Technology Investment Risk

Investments in science technology companies, including companies in the Internet and biotechnology sectors, may be highly volatile. Science and technology companies operate in markets that are characterized by: rapid change; evolving industry standards; frequent new service and product announcements, introductions, and enhancements; and changing customer demands. The failure of a company to adapt to such changes could have a material adverse effect on the company's business, results of operations, and financial condition. In addition, the widespread adoption of new technologies or other technological changes could require substantial expenditures by a company to modify or adapt its services or infrastructure, which could have a material adverse effect on its business, results of operations, and financial condition. Changes in prices may reflect, for example, changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology investments generally. Science and technology companies may be dependent on a limited management group, and turnover in management may have an adverse effect on a company's profits or viability Science and technology company values may be significantly affected by intense competition, changes in consumer preferences, challenges in achieving product compatibility, and government regulation. Securities of science and technology companies may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions.

Smaller-Company Stock Risk

Small- or mid-sized companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. In addition, such companies may have been recently organized and have little or no track record of success. Also, the Adviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of smaller-sized companies may trade less frequently and in smaller volume than more widely held securities. Prices of small- or mid-sized companies tend to be more volatile than those of larger companies and small- or mid-sized issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they may be often more difficult to purchase and sell.

The Adviser may use several types of investment strategies in pursuing the Funds' overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Funds. Additional risks are included in the Funds' SAI.

Investment Company Risk

The Fund's ability to achieve its investment objective may be directly related to the ability of other investment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Securities Lending Risk

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (1) the inability of the borrower to return the securities, (2) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (3) a delay in recovery of the securities, or (4) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral. In determining whether to lend securities, the Adviser or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

An investment in the Fund is not a complete investment program.

 Impact on Returns Example

The following example is intended to help you assess the impact of the operating expenses of the Funds listed below on each Fund's potential returns. The example assumes that you invest $10,000 in a Fund for a 10-year period, and that your investment earns a 5% return each year. The example reflects the impact of sales loads and the impact of any fee waiver/expense reimbursement agreement in place for a Fund through its expiration date, as detailed in the Annual Fund Operating Expenses table of each Fund. Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the "Expenses") associated with your investment and (2) the difference (the "Impact on Return") between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns (based on a $10,000 investment and a 5% annual return)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Victory RS Growth Fund
Class A Shares
Expenses	$681	$119	$123	$128	$133	$138	$143	$149	$154	$160	$1,928
Impact on Return	$707	$152	$164	$177	$190	$205	$220	$237	$254	$272	$2,578
Class C Shares
Expenses	$196	$243	$250	$257	$263	$270	$278	$285	$293	$300	$2,635
Impact on Return	$193	$250	$269	$289	$310	$332	$356	$381	$408	$436	$3,224
Class R Shares
Expenses	$174	$558	$555	$553	$551	$549	$546	$544	$542	$539	$5,111
Impact on Return	$171	$567	$593	$621	$650	$680	$712	$745	$780	$817	$6,336
Class Y Shares
Expenses	$85	$104	$108	$113	$117	$122	$127	$132	$137	$143	$1,188
Impact on Return	$83	$106	$116	$126	$136	$148	$160	$173	$187	$202	$1,437
Victory RS Mid Cap Growth Fund
Class A Shares
Expenses	$690	$134	$140	$144	$150	$155	$161	$167	$173	$179	$2,093
Impact on Return	$717	$168	$181	$195	$210	$226	$243	$261	$280	$300	$2,781
Class C Shares
Expenses	$214	$221	$228	$234	$241	$248	$255	$262	$270	$278	$2,451
Impact on Return	$211	$229	$246	$265	$285	$306	$329	$352	$377	$404	$3,004
Class R Shares
Expenses	$183	$355	$360	$366	$372	$378	$384	$390	$396	$402	$3,586
Impact on Return	$180	$361	$385	$409	$436	$463	$492	$523	$555	$590	$4,394
Class R6 Shares
Expenses	$96	$111	$116	$120	$126	$130	$135	$141	$146	$152	$1,273
Impact on Return	$94	$114	$124	$135	$146	$158	$171	$185	$200	$215	$1,542
Class Y Shares
Expenses	$97	$117	$121	$126	$131	$136	$141	$147	$153	$158	$1,327
Impact on Return	$95	$119	$130	$141	$153	$165	$179	$193	$208	$225	$1,608
Victory RS Science & Technology Fund
Class A Shares
Expenses	$717	$147	$152	$157	$163	$169	$175	$181	$187	$194	$2,242
Impact on Return	$743	$182	$196	$211	$227	$244	$262	$281	$301	$323	$2,970
Class C Shares
Expenses	$231	$244	$250	$257	$263	$271	$278	$285	$293	$299	$2,671
Impact on Return	$228	$252	$271	$291	$312	$335	$358	$384	$410	$439	$3,280
Class R Shares
Expenses	$196	$443	$446	$449	$452	$456	$459	$462	$466	$468	$4,297
Impact on Return	$193	$451	$477	$504	$532	$562	$593	$626	$661	$697	$5,296
Class Y Shares
Expenses	$126	$133	$139	$143	$149	$154	$160	$166	$172	$179	$1,521
Impact on Return	$124	$137	$149	$161	$174	$189	$204	$220	$237	$255	$1,850
Victory RS Select Growth Fund
Class A Shares
Expenses	$709	$151	$157	$162	$167	$173	$179	$185	$192	$199	$2,274
Impact on Return	$736	$185	$200	$215	$231	$249	$267	$286	$307	$329	$3,005
Class C Shares
Expenses	$221	$240	$246	$253	$259	$267	$274	$281	$289	$296	$2,626
Impact on Return	$218	$247	$266	$286	$307	$329	$353	$378	$404	$432	$3,220
Class R Shares
Expenses	$194	$450	$453	$456	$458	$462	$465	$468	$471	$473	$4,350
Impact on Return	$191	$458	$484	$511	$539	$569	$601	$634	$669	$705	$5,361
Class R6 Shares
Expenses	$108	$566	$564	$561	$558	$556	$553	$551	$548	$546	$5,111
Impact on Return	$106	$573	$599	$626	$655	$685	$717	$750	$785	$822	$6,318
Class Y Shares
Expenses	$116	$130	$135	$140	$146	$151	$157	$163	$169	$174	$1,481
Impact on Return	$114	$133	$145	$157	$170	$184	$199	$215	$231	$249	$1,797
Victory RS Small Cap Growth Fund
Class A Shares
Expenses	$709	$143	$149	$153	$159	$165	$170	$177	$183	$189	$2,197
Impact on Return	$736	$177	$191	$206	$222	$238	$256	$275	$295	$316	$2,912
Class C Shares
Expenses	$219	$237	$243	$250	$256	$264	$271	$278	$286	$293	$2,597
Impact on Return	$216	$244	$263	$283	$303	$325	$349	$374	$400	$427	$3,184
Class R Shares
Expenses	$189	$202	$208	$215	$221	$228	$235	$242	$250	$258	$2,248
Impact on Return	$186	$208	$225	$242	$261	$281	$302	$324	$347	$372	$2,748
Class R6 Shares
Expenses	$108	$112	$117	$121	$127	$131	$136	$142	$147	$153	$1,294
Impact on Return	$106	$115	$126	$136	$148	$160	$173	$187	$202	$218	$1,571
Class Y Shares
Expenses	$115	$122	$126	$131	$137	$142	$147	$153	$159	$164	$1,396
Impact on Return	$113	$125	$136	$148	$160	$173	$187	$202	$218	$235	$1,697

 Organization and Management of the Funds

The Funds' Board of Trustees has the overall responsibility for overseeing the management of each Fund.

The Investment Adviser

The Adviser serves as the investment adviser to each of the Victory Funds pursuant to an investment management agreement. The Adviser oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission ("SEC"). As of March 31, 2020, the Adviser managed and advised assets totaling in excess of $123.7 billion for individual and institutional clients. The Adviser's address is 15935 La Cantera Parkway, San Antonio, TX 78256.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. RS Investments, a Victory Capital investment franchise, is responsible for the day-to-day investment management of the Funds.

Advisory fees to be paid annually, before waivers, will be equal to the following:

Fund	Advisory Fee
Victory RS Growth Fund	0.75%
Victory RS Mid Cap Growth Fund	0.85%
Victory RS Science and Technology Fund	1.00%
Victory RS Select Growth Fund	1.00%
Victory RS Small Cap Equity Fund	0.75%
Victory RS Small Cap Growth Fund	0.95%

See "Fund Fees and Expenses" for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to a Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to a Fund.

A discussion of the Board's most recent considerations in approving the Advisory Agreement is included in each Fund's annual report for the period ended December 31.

Portfolio Management

Stephen J. Bishop has been a member of the RS Growth team since 1996 and has been with the Adviser since 2016. Mr. Bishop has been a co-portfolio manager and analyst of Victory RS Science and Technology Fund (including its predecessor fund) since 2001, Victory RS Small Cap Growth Fund and Victory RS Select Growth Fund (including their predecessor funds) since 2007, Victory RS Mid Cap Growth Fund (including its predecessor fund) since 2008, Victory RS Small Cap Equity Fund and Victory RS Growth Fund (including their predecessor funds) since 2009. From 1996 to 2016, Mr. Bishop was a research analyst primarily covering the technology sector with RS Investment Management Co. LLC, which was acquired by the Adviser in 2016. Prior to joining RS Investments, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc., for two years.

Melissa Chadwick-Dunn has been a member of the RS Growth team since 2001. She has been a co-portfolio manager and analyst of Victory RS Small Cap Growth Fund and Victory RS Select Growth Fund (including their predecessor funds) since 2007, Victory RS Mid Cap Growth Fund (including its predecessor fund) since 2008, Victory RS Small Cap Equity Fund (including its predecessor fund) since 2009, and Victory RS Growth Fund since 2009. From 2001 to 2016, she was an investment professional with RS Investment Management Co. LLC, which was acquired by the Adviser in 2016. Before joining RS Investments, she was an equity analyst at Putnam Investments for two years, covering international small-cap stocks. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A.

Christopher W. Clark has been a co-portfolio manager of Victory RS Small Cap Growth Fund, Victory RS Select Growth Fund, Victory RS Mid Cap Growth Fund, Victory RS Growth Fund, and Victory RS Small Cap Equity Fund (including their predecessor funds) since 2014 and the RS Science and Technology Fund since 2016. From 2007 to 2016, he was an analyst with RS Investment Management Co. LLC, which was acquired by the Adviser in 2016. Before joining RS Investments, he was a research associate at TIAA-CREF for three years, where he focused on global portfolio management and the health care sector. Prior to that, he was a research assistant at Dresdner RCM Global Investors for three years. Mr. Clark is a CFA charterholder.

Paul Leung has been a co-portfolio manager of Victory RS Science and Technology Fund since 2016 and a co-portfolio manager of Victory RS Small Cap Growth Fund, Victory RS Select Growth Fund, Victory RS Mid Cap Growth Fund, Victory RS Growth Fund, and Victory RS Small Cap Equity Fund since May 2018. Mr Leung has been an analyst with the RS Growth team since 2012. Mr. Leung joined the Adviser in 2016 in connection with the Adviser's acquisition of RS Investments. Prior to that, he worked as a senior investment analyst at Ashfield Capital Partners where he focused on the technology sector. Previously, he held research and financial analyst positions at Sterling Johnston Capital Management, from 2002 to 2010, and Citigroup, from 1999 to 2001. Mr. Leung is a CFA charterholder.

D. Scott Tracy is the Chief Investment Officer of the RS Growth team and has been a co-portfolio manager and analyst of Victory RS Small Cap Growth Fund and Victory RS Select Growth Fund (including their predecessor funds) since 2007, Victory RS Mid Cap Growth Fund (including its predecessor fund) since 2008, and Victory RS Small Cap Equity Fund and Victory RS Growth Fund (including their predecessor funds) since 2009. From 2001 to 2016, he was with RS Investment Management Co. LLC, which was acquired by the Adviser in 2016. Before joining RS Investments, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy is a CFA charterholder.

The Funds' SAI provides additional information about the portfolio managers' method of compensation, other accounts they manage and any ownership interests they may have in the Funds.

 Investing with the Victory Funds

All you need to do to get started is to fill out an application.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, Class C, Class I, Class R, Class R6 or Class Y shares. Class I, Class R, Class R6 and Class Y shares are available for purchase only by eligible shareholders.

This section of the Prospectus describes each share class currently offered by the Victory Funds. Keep in mind that not all Victory Funds offer each class of shares. Therefore, certain classes may be discussed below that are not necessarily offered in this Prospectus. The classes of shares that are offered by the Fund are those listed on the cover page designated with a ticker symbol.

This section of the Prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Victory Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm's policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

Each Victory Fund calculates its share price, called its net asset value ("NAV"), each business day as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE"), which is normally 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the NYSE, a Fund's share price will be determined based upon the close of the NYSE. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the NYSE is open.

To the extent a Fund’s investments include securities that are primarily traded in foreign markets, the value of those securities may change on days when shareholders are unable to purchase and redeem a Fund’s shares, such as on weekends or other days when the Fund does not price its shares.

Each Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, a Fund will price its investments at fair value according to procedures approved by the Board of Trustees. A Fund will fair value a security when:

  Trading in the security has been halted;
  The market quotation for the security is clearly erroneous due to a clerical error;
  The security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or
  An event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security's actual market value in light of subsequent relevant information, and the security's opening price on the next trading day may be different from the fair value price assigned to the security.

Each Victory Fund calculates the NAV of each share class by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find a Fund's NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find a Fund's NAV by calling 800-539-3863 or by visiting the Funds' website at VictoryFunds.com.

Choosing a Share Class

CLASS A

  Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
  A contingent deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class A shares also pay ongoing distribution and/or service (12b-1) fees.
  Lower annual expenses than Class C or Class R shares.

CLASS C

  No front-end sales charge. All your money goes to work for you right away.
  A CDSC may be imposed if you sell your shares within twelve months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class C shares also pay ongoing distribution and/or service (12b-1) fees.
  Higher annual expenses than all other classes of shares.

CLASS I

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class I shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class I shares are only available to certain investors.
  Typically lower annual expenses than all other classes of shares except Class R6 shares.

CLASS R

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class R shares pay ongoing distribution and/or service (12b-1) fees.
  Class R shares are only available to certain investors.
  Higher annual expenses than all classes except Class C shares.

CLASS R6

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class R6 shares are only available to certain investors.
  Typically lower annual expenses than all other classes of shares.

CLASS Y

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class Y shares are only available to certain investors.
  Typically lower annual expenses than Classes A, C and R shares.

Share Classes

When you purchase shares of a Fund, you must choose a share class. The Victory Funds offer Class A, Class C, Class I, Class R, Class R6 and Class Y shares. Each share class represents an interest in the same portfolio of securities, but the classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. Not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders. The Victory Funds may offer additional classes of shares in the future.

Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

The Funds reserve the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Funds may also waive any applicable eligibility criteria or investment minimums at its discretion.

A Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Funds reserve the right to liquidate the shares held in accounts maintained by the financial intermediary.

Calculation of Sales Charges for Class A Shares

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the "front-end sales load." The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints."

All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

In order to obtain a breakpoint discount, you must inform the Victory Funds or your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your Victory accounts and any linked accounts, such as accounts opened with a different financial intermediary.

The current sales charge rates and breakpoint levels for Class A shares of the Funds are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above[1]	0.00%	0.00%

1  A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC Reductions for Class A and Class C Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.

Sales Charge Reductions and Waivers for Class A Shares

There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges and, in some cases, eliminate sales charges.

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Funds' transfer agent, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid for shares of the Victory Funds held in: any accounts (e.g., retirement accounts) established (i) with the Victory Funds and your Investment Professional; (ii) with other financial intermediaries; and (iii) in the name of immediate family household members (spouse or domestic partner and children under 21).

The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Funds or through a financial intermediary. In all instances, it is your responsibility to notify the Funds or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Some intermediaries impose different policies for sales charge waivers and reductions. These variations are described for these firms in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated herein. In order to obtain waivers and discounts that are not available through your intermediary, you must purchase Fund shares directly from the Funds or through another intermediary.

You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Portfolios' Mutual Funds Pricing Policies.

You may reduce or eliminate the sales charge applicable to Class A shares in a number of ways:

  Breakpoint - Purchase a sufficient amount to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
  Letter of Intent - If you anticipate purchasing $50,000 or more of Class A shares of the Fund, including any purchase of Class A shares of other Victory Funds (excluding those Funds that do not impose a sales charge), within a 13-month period, you may qualify for a sales charge breakpoint as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
  Right of Accumulation - You may add the value of any Class A shares of a Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment of that fund to determine if your additional investment will qualify for a sales charge breakpoint. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Right of Accumulation, you or your Investment Professional must inform the Fund’s transfer agent that the Right applies each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;
  Combination Privilege - You may combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;
  Reinstatement Privilege - You may reinvest at NAV all or part of your redemption proceeds within 90 days of a redemption of Class A shares of a Fund;
  Waiver - The Victory Funds will completely waive the sales charge for Class A shares in the following cases:
    Purchases of $1,000,000 or more;
    Purchases by certain individuals associated with the Victory Funds or service providers (see "Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers");
    Purchases by registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with the Funds' distributor ("Distributor"), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
    Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
    Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account;
    Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
    Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as "supermarkets");
    Purchases by certain financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
    Investors that have an investment account with the Adviser;
    Purchases by CMS Energy employees participating in a Victory prototype Roth IRA plan by way of payroll deduction from CMS Energy; and
    Individuals who reinvest the proceeds of redemptions from Class I, Class R6 or Class Y shares of a Victory Fund within 60 days of redemption.

You should inform the Fund or your Investment Professional at the time of purchase of the sales charge waiver category which you believe applies.

CDSC for Class A Shares

A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.

CDSC for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within twelve months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinvested do not result in a refund of any CDSC paid by the shareholder, but the reinvested shares will be treated as CDSC exempt upon reinvestment. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to a CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

CDSC Reductions and Waivers for Class A and Class C Shares

No CDSC is imposed on redemptions of Class A and Class C shares in the following circumstances:

  To the extent that the shares redeemed:
    are no longer subject to the holding period for such shares;
    resulted from reinvestment of distributions; or
    were exchanged for shares of another Victory Fund as allowed by the Prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
  Following the death or post-purchase disability of:
    a registered shareholder on an account; or
    a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
  Distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from:
    required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
    tax free returns of excess contributions or returns of excess deferral amounts;
    distributions on the death or disability of the account holder;
    distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
    distributions as a result of separation of service;
  Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
  In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
  When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
  Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Eligibility Requirements to Purchase Class I Shares

Class I shares may only be purchased by:

  Institutional and individual retail investors with a minimum investment in Class I shares of $2,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
  Investors who purchase through advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account ("Advisory Programs"). Such transactions may be subject to additional rules or requirements of the applicable Advisory Program;
  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans; and
  Brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $2,000,000.

Eligibility Requirements to Purchase Class R Shares

A Fund reserves the right to change the criteria for eligible investors and the investment minimums.

Class R shares may only be purchased by:

  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans; and
  Investors who purchase through Advisory Programs with an approved financial intermediary.

Eligibility Requirements to Purchase Class R6 Shares

Class R6 shares may only be purchased by:

  Registered investment companies;
  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization, employer sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
  Endowments and foundations; and
  Investors who purchase through Advisory Programs with an approved financial intermediary.

Eligibility Requirements to Purchase Class Y Shares

Class Y shares may only be purchased by:

  Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
  Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds, who invest at least $2,500;
  Brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class Y shares through these programs may be required to pay a commission and/or other forms of compensation to the broker;
  Pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Fund;
  Investors who purchase through Advisory Programs with an approved financial intermediary.
  Purchases by:
    investment advisory clients of the Adviser; or
    investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.

Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers

Current and retired Victory Fund trustees and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by a Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. "Affiliated Providers" are affiliates of the Adviser and organizations that provide services to the Trust.

Information About Fees

Distribution and Service Plans

In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A, Class C and Class R shares of the Funds.

Under the Class A Distribution and Service Plan, a Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of Class A shares. Under the Class R Distribution and Service Plan, a Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of its average daily net assets of Class R shares. The fee is paid for general distribution services, for selling Class A and Class R shares of the Fund and, as applicable, for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of Fund shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, a Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund's Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of a Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

Except with respect to Class R6 shares, if you purchase Fund shares through an Investment Professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, the Adviser (and its affiliates) may make substantial payments out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds, to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other Investment Professionals for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." The Adviser (and its affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer's or financial intermediary's system. Such payments are not considered to be revenue sharing payments.

In some circumstances, these types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets, or from the resources of the Adviser or its affiliates on sales of or investments in Class R6 shares.

How to Buy Shares

Opening an Account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-539-3863. You can also download an Account Application by visiting the Victory Funds' website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Funds.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Funds are unable to collect the required information, you may not be able to open your account. Additional details about the Funds' Customer Identification Program are available in the section "Important Fund Policies."

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

Paying for Your Initial Purchase

If you wish to make an investment directly into the Victory Funds, make your check payable to the "Victory Funds." All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Funds. All payments must be denominated in U.S. dollars.

Minimum Investments

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least $50. Different intermediaries may impose different minimum investments. These variations are described in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. If you would like to buy Class I, Class R, Class R6 or Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class I, Class R, Class R6 or Class Y shares except as set forth in the Eligibility Requirements to Purchase with respect to some types of accounts.

For Class C shares, individual purchases of $1,000,000 and above will automatically be made in Class A shares.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees and immediate family members of employees, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when a Fund is purchased through an Advisory Program within qualified retirement plans or in other similar circumstances. Although the Funds may sometimes waive the minimum investment, when they do so, they always reserve the right to reject initial investments under the minimum at their discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

A Fund reserves the right to change the criteria for eligible investors and the investment minimums.

Purchasing Additional Shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

  By Mail

  To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

  By Telephone

  If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

  By Exchange

  You may purchase shares of a Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section "Exchanging Shares."

  Via the Internet

  If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House ("ACH") payment in order to execute online purchases.

  By ACH

  Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Funds do not charge a fee for ACH transfers but they reserve the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

  By Wire

  You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

  Although the transfer agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

  By Systematic Investment Plan

  To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of a Fund.

Other Purchase Rules You Should Know

The Funds reserve the right to refuse a purchase order for any reason, including if they believe that doing so would be in the best interest of a Fund or its shareholders. The Funds also reserve the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	Victory Funds P.O. Box 182593 Columbus, OH 43218-2593
BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: Victory Funds c/o FIS TA Operations 4249 Easton Way, Suite 400 Columbus, OH 43219 PHONE: 800-539-3863
BY WIRE	Call 800-539-3863 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.
BY TELEPHONE	800-539-FUND (800-539-3863)
ON THE INTERNET	www.VictoryFunds.com

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How to Exchange Shares

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling 800-539-FUND or by visiting VictoryFunds.com

The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or shares of another Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

  Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
  To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
  Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Funds' other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Class C Share Conversion

Class C shares of a Fund will automatically convert to Class A shares in the month following the 10-year anniversary date of the purchase of the Class C shares. The conversion will be effected at the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

You may be able to voluntarily convert your Class C shares before the 10-year anniversary to a different share class of the same Fund that has a lower total annual operating expense ratio provided certain conditions are met. This voluntary conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing Your Voluntary Exchange/Conversion

If your exchange or conversion request is received and accepted by the Funds, an Investment Professional or other intermediary by the close of trading as described in the section entitled, “Share Price,” then your request will be processed the same day. If received after the close of trading, your request will be processed on the next business day. Please contact your financial intermediary regarding the tax consequences of any exchange or conversion.

Exchanges will occur at the respective NAVs of the Funds' share classes next calculated after receipt and acceptance of your exchange request in good order, plus any applicable sales charge described in the Prospectus. Share class conversions will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's NAVs.

Requesting an Exchange

You can exchange shares of the Funds by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other Exchange Rules You Should Know

The Funds may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Funds may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of a Fund that were purchased through your employer's retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

  Mail a check to the address of record;
  Wire funds to a previously designated domestic financial institution;
  Mail a check to a previously designated alternate address; or
  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

  Your account registration has changed within the last 15 business days;
  The check is not being mailed to the address on your account;
  The check is not being made payable to the owner of the account;
  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or
  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information About Redemptions
  Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which will take up to 10 business days.
  We typically expect to send the proceeds from your share redemption within one business day after we execute your order, but we may take up to seven business days to send redemption proceeds, regardless of payment type. When you sell shares through your financial intermediary, you can ask the intermediary to tell you when you can expect to receive the proceeds of your redemption.
  A Fund may suspend your right to redeem your shares in the following circumstances:
    During non-routine closings of the NYSE;
    When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or
    When the SEC orders a suspension to protect the Fund's shareholders.
  A Fund typically uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet redemption requests. In unusual circumstances or under stressed market conditions, the Fund may use other methods to raise cash to meet redemption requests. For example, the Fund may borrow from a line of credit or borrow available cash held by other Victory Funds under an "interfund lending program" in reliance on an exemptive order from the SEC.
  A Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets. The Funds reserve the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.
  If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the redemption check to you or the check remains outstanding for more than six months, the Funds reserve the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

 Distributions and Taxes

Buying a dividend. You should check the Funds' distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. Each Fund passes its earnings along to investors in the form of dividends. Dividends paid by a Fund represent the net income from dividends and interest earned on investments after expenses. Each Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends annually. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of your Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the same Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. Each Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Income Earned Option

You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Distributions Option

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you will pay a sales charge on the amount of reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information About Taxes

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

A Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

  Qualified dividends received from a Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by a Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.
  Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of a Fund, or you reinvest them in shares of another Victory Fund.
  Dividends from a Fund that are attributable to interest on certain U.S. government obligations, if any, may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from a Fund.
  An exchange of a Fund's shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.
  An exchange of one class of a Fund's shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.
  Distributions from a Fund and gains from the disposition of your shares may also be subject to state and local income tax.
  An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from a Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.
  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
  Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.
  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
  A Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).
  A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.
  You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
  The Funds may provide estimated capital gain distribution information through the website at VictoryFunds.com.

 Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Victory Funds must obtain the following information for each person who opens a new account:

  Name;
  Date of birth (for individuals);
  Residential or business street address (although post office boxes are still permitted for mailing); and
  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Victory Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Victory Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided in all cases by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee (MSG). In some instances a Notary Public stamp is an acceptable alternative. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

  Change of name (Notary Public, SVP or MSG);
  Add/change banking instructions (SVP or MSG);
  Add/change beneficiaries (Notary Public, SVP or MSG);
  Add/change authorized account traders (SVP or MSG);
  Adding a Power of Attorney (Notary Public, SVP or MSG);
  Add/change Trustee (Notary Public, SVP or MSG); and
  Uniform Transfers to Minors Act/Uniform Gifts to Minors Act custodian change (Notary Public, SVP or MSG).

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Funds' Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Funds will:

  Employ "fair value" pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and
  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Funds, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Funds or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Funds, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Funds that provide a substantially similar level of protection for the Funds against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Funds' market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

A description of each Fund's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI and on the Funds' website at VictoryFunds.com.

Performance

The Victory Funds may advertise the performance of a Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Funds calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and the Funds, neither this Prospectus nor the SAI represents a contract between the Trust or the Funds and any shareholder.

 Financial Highlights

The following financial highlights tables reflect historical information about shares of the Funds and are intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of its operations. Certain information shows the results of an investment in one share of the Fund. To the extent a Fund invests in other funds, the Total Annual Operating Expenses included in a Fund's Fees and Expenses Table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

The information presented for the year ended December 31, 2019 has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ annual report. The information for all periods prior to December 31, 2019 has been audited by different independent registered public accounting firms. A Fund’s annual and semi-annual reports are available by calling the Victory Funds at 800-539-FUND and at VictoryFunds.com.

The financial highlights for each Fund reflect the historical financial highlights of its corresponding predecessor fund, a separate series of RS Investment Trust that was managed by RS Investment Management Co. LLC. Upon the completion of the reorganization of each predecessor fund with and into its respective Fund, which occurred on July 29, 2016, the Class A, C, R and Y shares of each Fund, as applicable, assumed the performance, financial and other historical information of the Class A, C, K and Y shares, respectively, of the corresponding predecessor fund.

RS Growth Fund

	Class A Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$16.40	$20.60	$16.44	$17.49	$18.01
Investment Activities
Net Investment Income (Loss)(a)	(0.03)	(0.06)	(0.02)	(0.02)	(0.03)
Net Realized and Unrealized Gains (Losses) on Investments	4.90	(1.36)	5.24	0.36	0.74
Total from Investment Activities	4.87	(1.42)	5.22	0.34	0.71
Distributions to Shareholders From
Net Realized Gains from Investments	(2.05)	(2.78)	(1.06)	(1.39)	(1.23)
Total Distributions	(2.05)	(2.78)	(1.06)	(1.39)	(1.23)
Net Asset Value, End of Period	$19.22	$16.40	$20.60	$16.44	$17.49
Total Return (Excludes Sales Charge)	29.83%	(6.81)%	31.75%	1.86%	3.94%
Ratios to Average Net Assets
Net Expenses	1.10%	1.10%	1.10%	1.10%	1.10%
Net Investment Income (Loss)	(0.16)%	(0.28)%	(0.09)%	(0.09)%	(0.18)%
Gross Expenses	1.19%	1.19%	1.20%	1.20%	1.19%
Supplemental Data
Net Assets, End of Period (000's)	$223,503	$188,220	$218,238	$189,921	$204,027
Portfolio Turnover(b)	95%	87%	74%	123%	105%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$13.75	$17.90	$14.51	$15.73	$16.45
Investment Activities
Net Investment Income (Loss)(a)	(0.16)	(0.21)	(0.15)	(0.14)	(0.17)
Net Realized and Unrealized Gains (Losses) on Investments	4.09	(1.16)	4.60	0.31	0.68
Total from Investment Activities	3.93	(1.37)	4.45	0.17	0.51
Distributions to Shareholders From
Net Realized Gains from Investments	(2.05)	(2.78)	(1.06)	(1.39)	(1.23)
Total Distributions	(2.05)	(2.78)	(1.06)	(1.39)	(1.23)
Net Asset Value, End of Period	$15.63	$13.75	$17.90	$14.51	$15.73
Total Return (Excludes Contingent Deferred Sales Charge)	28.74%	(7.56)%	30.57%	1.05%	3.09%
Ratios to Average Net Assets
Net Expenses	1.93%	1.93%	1.93%	1.93%	1.93%
Net Investment Income (Loss)	(0.99)%	(1.10)%	(0.92)%	(0.93)%	(1.02)%
Gross Expenses	2.33%	2.20%	2.10%	2.06%	2.02%
Supplemental Data
Net Assets, End of Period (000's)	$4,240	$4,409	$6,974	$8,487	$11,553
Portfolio Turnover(b)	95%	87%	74%	123%	105%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$15.00	$19.22	$15.49	$16.65	$17.31
Investment Activities
Net Investment Income (Loss)(a)	(0.14)	(0.18)	(0.13)	(0.11)	(0.14)
Net Realized and Unrealized Gains (Losses) on Investments	4.48	(1.26)	4.92	0.34	0.71
Total from Investment Activities	4.34	(1.44)	4.79	0.23	0.57
Distributions to Shareholders From
Net Realized Gains from Investments	(2.05)	(2.78)	(1.06)	(1.39)	(1.23)
Total Distributions	(2.05)	(2.78)	(1.06)	(1.39)	(1.23)
Net Asset Value, End of Period	$17.29	$15.00	$19.22	$15.49	$16.65
Total Return	29.08%	(7.41)%	30.92%	1.29%	3.28%
Ratios to Average Net Assets
Net Expenses	1.71%	1.71%	1.71%	1.71%	1.71%
Net Investment Income (Loss)	(0.77)%	(0.88)%	(0.70)%	(0.69)%	(0.80)%
Gross Expenses	5.41%	3.49%	2.72%	1.77%	1.79%
Supplemental Data
Net Assets, End of Period (000's)	$438	$516	$830	$1,054	$979
Portfolio Turnover(b)	95%	87%	74%	123%	105%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$17.04	$21.23	$16.88	$17.87	$18.33
Investment Activities
Net Investment Income (Loss)(a)	0.02	—(b)	0.03	0.03	0.02
Net Realized and Unrealized Gains (Losses) on Investments	5.10	(1.41)	5.38	0.37	0.75
Total from Investment Activities	5.12	(1.41)	5.41	0.40	0.77
Distributions to Shareholders From
Net Realized Gains from Investments	(2.05)	(2.78)	(1.06)	(1.39)	(1.23)
Total Distributions	(2.05)	(2.78)	(1.06)	(1.39)	(1.23)
Net Asset Value, End of Period	$20.11	$17.04	$21.23	$16.88	$17.87
Total Return	30.18%	(6.56)%	32.05%	2.16%	4.20%
Ratios to Average Net Assets
Net Expenses	0.83%	0.83%	0.83%	0.83%	0.83%
Net Investment Income (Loss)	0.11%	(0.01)%	0.17%	0.17%	0.10%
Gross Expenses	0.98%	0.97%	0.97%	0.95%	0.95%
Supplemental Data
Net Assets, End of Period (000's)	$31,473	$26,457	$30,309	$25,107	$38,301
Portfolio Turnover(c)	95%	87%	74%	123%	105%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

RS Mid Cap Growth Fund

	Class A Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$19.96	$25.77	$21.32	$20.29	$20.14
Investment Activities
Net Investment Income (Loss)(a)	(0.17)	(0.14)	(0.10)	(0.07)	(0.08)
Net Realized and Unrealized Gains (Losses) on Investments	5.77	(1.79)	4.55	1.10	0.23
Total from Investment Activities	5.60	(1.93)	4.45	1.03	0.15
Distributions to Shareholders From
Net Realized Gains from Investments	—	(3.00)	—	—	—
Return of Capital	—	(0.88)	—	—	—
Total Distributions	—	(3.88)	—	—	—
Net Asset Value, End of Period	$25.56	$19.96	$25.77	$21.32	$20.29
Total Return (Excludes Sales Charge)	28.06%	(7.37)%	20.87%	5.08%	0.74%
Ratios to Average Net Assets
Net Expenses	1.20%	1.20%	1.20%	1.20%	1.23%
Net Investment Income (Loss)	(0.67)%	(0.53)%	(0.44)%	(0.35)%	(0.39)%
Gross Expenses	1.35%	1.34%	1.29%	1.27%	1.31%
Supplemental Data
Net Assets, End of Period (000's)	$82,888	$75,451	$108,271	$231,056	$196,437
Portfolio Turnover(b)	86%	126%	86%	138%	120%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$17.40	$23.22	$19.38	$18.61	$18.64
Investment Activities
Net Investment Income (Loss)(a)	(0.34)	(0.35)	(0.28)	(0.23)	(0.25)
Net Realized and Unrealized Gains (Losses) on Investments	5.02	(1.59)	4.12	1.00	0.22
Total from Investment Activities	4.68	(1.94)	3.84	0.77	(0.03)
Distributions to Shareholders From
Net Realized Gains from Investments	—	(3.65)	—	—	—
Return of Capital	—	(0.23)	—	—	—
Total Distributions	—	(3.88)	—	—	—
Net Asset Value, End of Period	$22.08	$17.40	$23.22	$19.38	$18.61
Total Return (Excludes Contingent Deferred Sales Charge)	26.90%	(8.23)%	19.81%	4.14%	(0.16)%
Ratios to Average Net Assets
Net Expenses	2.11%	2.11%	2.10%	2.11%	2.11%
Net Investment Income (Loss)	(1.58)%	(1.44)%	(1.33)%	(1.25)%	(1.30)%
Gross Expenses	2.12%	2.12%	2.10%	2.11%	2.11%
Supplemental Data
Net Assets, End of Period (000's)	$20,266	$18,072	$23,264	$24,618	$26,793
Portfolio Turnover(b)	86%	126%	86%	138%	120%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$18.31	$24.14	$20.09	$19.22	$19.18
Investment Activities
Net Investment Income (Loss)(a)	(0.28)	(0.29)	(0.23)	(0.16)	(0.18)
Net Realized and Unrealized Gains (Losses) on Investments	5.29	(1.66)	4.28	1.03	0.22
Total from Investment Activities	5.01	(1.95)	4.05	0.87	0.04
Distributions to Shareholders From
Net Realized Gains from Investments	—	(3.86)	—	—	—
Return of Capital	—	(0.02)	—	—	—
Total Distributions	—	(3.88)	—	—	—
Net Asset Value, End of Period	$23.32	$18.31	$24.14	$20.09	$19.22
Total Return	27.36%	(7.99)%	20.21%	4.53%	0.21%
Ratios to Average Net Assets
Net Expenses	1.80%	1.80%	1.80%	1.69%	1.74%
Net Investment Income (Loss)	(1.26)%	(1.13)%	(1.03)%	(0.84)%	(0.93)%
Gross Expenses	3.41%	2.68%	2.43%	1.69%	1.74%
Supplemental Data
Net Assets, End of Period (000's)	$927	$1,144	$1,685	$1,486	$1,740
Portfolio Turnover(b)	86%	126%	86%	138%	120%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R6 Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	11/15/16(a) through 12/31/16
Net Asset Value, Beginning of Period	$20.74	$26.55	$21.90	$21.30
Investment Activities
Net Investment Income (Loss)(b)	(0.11)	(0.07)	(0.04)	—(c)
Net Realized and Unrealized Gains (Losses) on Investments	6.00	(1.86)	4.69	0.60
Total from Investment Activities	5.89	(1.93)	4.65	0.60
Distributions to Shareholders From
Net Realized Gains from Investments	—	(3.84)	—	—
Return of Capital	—	(0.04)	—	—
Total Distributions	—	(3.88)	—	—
Net Asset Value, End of Period	$26.63	$20.74	$26.55	$21.90
Total Return	28.40%	(7.15)%	21.23%	2.82%(d)
Ratios to Average Net Assets
Net Expenses	0.94%	0.94%	0.94%	0.94%(e)
Net Investment Income (Loss)	(0.44)%	(0.26)%	(0.17)%	(0.02)%(e)
Gross Expenses	1.05%	1.32%	2.26%	25.90%(e)
Supplemental Data
Net Assets, End of Period (000's)	$20,321	$3,793	$2,132	$60
Portfolio Turnover(f)	86%	126%	86%	138%(d)

(a)  Commencement of operations.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$20.73	$26.54	$21.90	$20.79	$20.58
Investment Activities
Net Investment Income (Loss)(a)	(0.11)	(0.08)	(0.04)	(0.02)	(0.03)
Net Realized and Unrealized Gains (Losses) on Investments	5.99	(1.85)	4.68	1.13	0.24
Total from Investment Activities	5.88	(1.93)	4.64	1.11	0.21
Distributions to Shareholders From
Net Realized Gains from Investments	—	(1.17)	—	—	—
Return of Capital	—	(2.71)	—	—	—
Total Distributions	—	(3.88)	—	—	—
Net Asset Value, End of Period	$26.61	$20.73	$26.54	$21.90	$20.79
Total Return	28.36%	(7.15)%	21.19%	5.34%	1.02%
Ratios to Average Net Assets
Net Expenses	0.95%	0.95%	0.95%	0.95%	0.97%
Net Investment Income (Loss)	(0.43)%	(0.27)%	(0.18)%	(0.10)%	(0.15)%
Gross Expenses	1.10%	1.05%	1.06%	1.05%	1.08%
Supplemental Data
Net Assets, End of Period (000's)	$395,586	$243,009	$310,050	$168,936	$173,629
Portfolio Turnover(b)	86%	126%	86%	138%	120%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

RS Science and Technology Fund

	Class A Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$18.34	$21.56	$17.49	$17.35	$18.13
Investment Activities
Net Investment Income (Loss)(a)	(0.26)	(0.27)	(0.25)	(0.22)	(0.19)
Net Realized and Unrealized Gains (Losses) on Investments	7.43	0.06(b)	8.04	2.64	1.26
Total from Investment Activities	7.17	(0.21)	7.79	2.42	1.07
Distributions to Shareholders From
Net Realized Gains from Investments	(2.14)	(3.01)	(3.72)	(2.28)	(1.85)
Total Distributions	(2.14)	(3.01)	(3.72)	(2.28)	(1.85)
Capital Contribution from Prior Custodian, Net	—	—	—	—(c)	—
Net Asset Value, End of Period	$23.37	$18.34	$21.56	$17.49	$17.35
Total Return (Excludes Sales Charge)	39.32%	(0.73)%	44.74%	13.80%(d)	5.89%
Ratios to Average Net Assets
Net Expenses	1.48%	1.47%	1.49%	1.51%	1.49%
Net Investment Income (Loss)	(1.14)%	(1.10)%	(1.18)%	(1.24)%	(1.01)%
Gross Expenses	1.48%	1.47%	1.49%	1.52%	1.49%
Supplemental Data
Net Assets, End of Period (000's)	$199,591	$140,389	$146,002	$105,041	$109,201
Portfolio Turnover(e)	88%	83%	89%	114%	119%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in net assets resulting from operations during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  Amount is less than $0.005 per share.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$14.40	$17.73	$14.96	$15.25	$16.27
Investment Activities
Net Investment Income (Loss)(a)	(0.35)	(0.38)	(0.36)	(0.31)	(0.29)
Net Realized and Unrealized Gains (Losses) on Investments	5.82	0.06(b)	6.85	2.30	1.12
Total from Investment Activities	5.47	(0.32)	6.49	1.99	0.83
Distributions to Shareholders From
Net Realized Gains from Investments	(2.14)	(3.01)	(3.72)	(2.28)	(1.85)
Total Distributions	(2.14)	(3.01)	(3.72)	(2.28)	(1.85)
Capital Contribution from Prior Custodian, Net	—	—	—	—(c)	—
Net Asset Value, End of Period	$17.73	$14.40	$17.73	$14.96	$15.25
Total Return (Excludes Contingent Deferred Sales Charge)	38.27%	(1.58)%	43.70%	12.87%(d)	5.08%
Ratios to Average Net Assets
Net Expenses	2.28%	2.28%	2.28%	2.32%	2.28%
Net Investment Income (Loss)	(1.94)%	(1.91)%	(1.97)%	(2.05)%	(1.79)%
Gross Expenses	2.34%	2.31%	2.31%	2.32%	2.28%
Supplemental Data
Net Assets, End of Period (000's)	$14,054	$11,857	$11,831	$10,332	$11,160
Portfolio Turnover(e)	88%	83%	89%	114%	119%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in net assets resulting from operations during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  Amount is less than $0.005 per share.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$15.70	$18.99	$15.78	$15.91	$16.85
Investment Activities
Net Investment Income (Loss)(a)	(0.31)	(0.33)	(0.31)	(0.26)	(0.25)
Net Realized and Unrealized Gains (Losses) on Investments	6.35	0.05(b)	7.24	2.41	1.16
Total from Investment Activities	6.04	(0.28)	6.93	2.15	0.91
Distributions to Shareholders From
Net Realized Gains from Investments	(2.14)	(3.01)	(3.72)	(2.28)	(1.85)
Total Distributions	(2.14)	(3.01)	(3.72)	(2.28)	(1.85)
Capital Contribution from Prior Custodian, Net	—	—	—	—(c)	—
Net Asset Value, End of Period	$19.60	$15.70	$18.99	$15.78	$15.91
Total Return	38.73%	(1.20)%	44.05%	13.41%(d)	5.38%
Ratios to Average Net Assets
Net Expenses	1.93%	1.93%	1.93%	1.91%	1.93%
Net Investment Income (Loss)	(1.59)%	(1.56)%	(1.62)%	(1.63)%	(1.45)%
Gross Expenses	4.28%	2.75%	2.54%	1.91%	1.93%
Supplemental Data
Net Assets, End of Period (000's)	$681	$707	$1,705	$1,394	$1,281
Portfolio Turnover(e)	88%	83%	89%	114%	119%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in net assets resulting from operations during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  Amount is less than $0.005 per share.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$19.72	$22.90	$18.37	$18.08	$18.78
Investment Activities
Net Investment Income (Loss)(a)	(0.22)	(0.22)	(0.21)	(0.18)	(0.14)
Net Realized and Unrealized Gains (Losses) on Investments	8.00	0.05(b)	8.46	2.75	1.29
Total from Investment Activities	7.78	(0.17)	8.25	2.57	1.15
Distributions to Shareholders From
Net Realized Gains from Investments	(2.14)	(3.01)	(3.72)	(2.28)	(1.85)
Total Distributions	(2.14)	(3.01)	(3.72)	(2.28)	(1.85)
Capital Contribution from Prior Custodian, Net	—	—	—	—(c)	—
Net Asset Value, End of Period	$25.36	$19.72	$22.90	$18.37	$18.08
Total Return	39.66%	(0.51)%	45.11%	14.07%(d)	6.11%
Ratios to Average Net Assets
Net Expenses	1.24%	1.24%	1.24%	1.28%	1.24%
Net Investment Income (Loss)	(0.89)%	(0.85)%	(0.92)%	(1.01)%	(0.74)%
Gross Expenses	1.26%	1.25%	1.26%	1.29%	1.24%
Supplemental Data
Net Assets, End of Period (000's)	$77,998	$53,395	$32,047	$19,335	$27,416
Portfolio Turnover(e)	88%	83%	89%	114%	119%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The amount shown for a share outstanding throughout the period does not accord with the change in net assets resulting from operations during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  Amount is less than $0.005 per share.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

RS Select Growth Fund

	Class A Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$28.96	$46.03	$45.04	$43.54	$47.80
Investment Activities
Net Investment Income (Loss)(a)	(0.37)	(0.42)	(0.43)	(0.32)	(0.41)
Net Realized and Unrealized Gains (Losses) on Investments	9.68	(3.12)	8.16	3.30	0.24
Total from Investment Activities	9.31	(3.54)	7.73	2.98	(0.17)
Distributions to Shareholders From
Net Realized Gains from Investments	(4.46)	(13.53)	(6.74)	(1.48)	(4.09)
Total Distributions	(4.46)	(13.53)	(6.74)	(1.48)	(4.09)
Net Asset Value, End of Period	$33.81	$28.96	$46.03	$45.04	$43.54
Total Return (Excludes Sales Charge)	32.29%	(7.23)%	17.10%	6.85%	(0.38)%
Ratios to Average Net Assets
Net Expenses	1.40%	1.40%	1.40%	1.40%	1.40%
Net Investment Income (Loss)	(1.06)%	(0.86)%	(0.88)%	(0.74)%	(0.84)%
Gross Expenses	1.52%	1.50%	1.49%	1.47%	1.44%
Supplemental Data
Net Assets, End of Period (000's)	$97,337	$94,393	$147,531	$170,825	$238
Portfolio Turnover(b)	74%	79%	69%	89%	86%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$23.82	$40.80	$40.89	$39.97	$44.57
Investment Activities
Net Investment Income (Loss)(a)	(0.53)	(0.70)	(0.73)	(0.60)	(0.74)
Net Realized and Unrealized Gains (Losses) on Investments	7.94	(2.75)	7.38	3.00	0.23
Total from Investment Activities	7.41	(3.45)	6.65	2.40	(0.51)
Distributions to Shareholders From
Net Realized Gains from Investments	(4.46)	(13.53)	(6.74)	(1.48)	(4.09)
Total Distributions	(4.46)	(13.53)	(6.74)	(1.48)	(4.09)
Net Asset Value, End of Period	$26.77	$23.82	$40.80	$40.89	$39.97
Total Return (Excludes Contingent Deferred Sales Charge)	31.28%	(7.98)%	16.19%	6.04%	(1.17)%
Ratios to Average Net Assets
Net Expenses	2.18%	2.18%	2.18%	2.18%	2.18%
Net Investment Income (Loss)	(1.84)%	(1.64)%	(1.66)%	(1.52)%	(1.62)%
Gross Expenses	2.30%	2.25%	2.24%	2.23%	2.20%
Supplemental Data
Net Assets, End of Period (000's)	$26,988	$31,754	$51,208	$63,841	$83
Portfolio Turnover(b)	74%	79%	69%	89%	86%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$24.16	$41.06	$41.00	$39.93	$44.40
Investment Activities
Net Investment Income (Loss)(a)	(0.45)	(0.59)	(0.61)	(0.46)	(0.59)
Net Realized and Unrealized Gains (Losses) on Investments	8.05	(2.78)	7.41	3.01	0.21
Total from Investment Activities	7.60	(3.37)	6.80	2.55	(0.38)
Distributions to Shareholders From
Net Realized Gains from Investments	(4.46)	(13.53)	(6.74)	(1.48)	(4.09)
Total Distributions	(4.46)	(13.53)	(6.74)	(1.48)	(4.09)
Net Asset Value, End of Period	$27.30	$24.16	$41.06	$41.00	$39.93
Total Return	31.63%	(7.70)%	16.51%	6.39%	(0.88)%
Ratios to Average Net Assets
Net Expenses	1.91%	1.91%	1.91%	1.82%	1.90%
Net Investment Income (Loss)	(1.57)%	(1.38)%	(1.39)%	(1.17)%	(1.30)%
Gross Expenses	4.35%	3.60%	2.90%	1.82%	1.90%
Supplemental Data
Net Assets, End of Period (000's)	$604	$701	$1,014	$1,440	$2
Portfolio Turnover(b)	74%	79%	69%	89%	86%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R6 Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	11/15/16(a) through 12/31/16
Net Asset Value, Beginning of Period	$30.50	$47.53	$46.16	$46.65
Investment Activities
Net Investment Income (Loss)(b)	(0.27)	(0.29)	(0.28)	(0.03)
Net Realized and Unrealized Gains (Losses) on Investments	10.22	(3.21)	8.39	1.02
Total from Investment Activities	9.95	(3.50)	8.11	0.99
Distributions to Shareholders From
Net Realized Gains from Investments	(4.46)	(13.53)	(6.74)	(1.48)
Total Distributions	(4.46)	(13.53)	(6.74)	(1.48)
Net Asset Value, End of Period	$35.99	$30.50	$47.53	$46.16
Total Return	32.76%	(6.92)%	17.48%	2.15%(c)
Ratios to Average Net Assets
Net Expenses	1.06%	1.06%	1.06%	1.06%(d)
Net Investment Income (Loss)	(0.72)%	(0.59)%	(0.55)%	(0.43)%(d)
Gross Expenses	5.46%	6.33%	27.47%	26.37%(d)
Supplemental Data
Net Assets, End of Period (000's)	$302	$239	$151	$51
Portfolio Turnover(e)	74%	79%	69%	89%(c)

(a)  Commencement of operations.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$30.41	$47.47	$46.15	$44.47	$48.61
Investment Activities
Net Investment Income (Loss)(a)	(0.29)	(0.30)	(0.31)	(0.21)	(0.29)
Net Realized and Unrealized Gains (Losses) on Investments	10.18	(3.23)	8.37	3.37	0.24
Total from Investment Activities	9.89	(3.53)	8.06	3.16	(0.05)
Distributions to Shareholders From
Net Realized Gains from Investments	(4.46)	(13.53)	(6.74)	(1.48)	(4.09)
Total Distributions	(4.46)	(13.53)	(6.74)	(1.48)	(4.09)
Net Asset Value, End of Period	$35.84	$30.41	$47.47	$46.15	$44.47
Total Return	32.66%	(7.02)%	17.40%	7.13%	(0.12)%
Ratios to Average Net Assets
Net Expenses	1.14%	1.14%	1.14%	1.14%	1.14%
Net Investment Income (Loss)	(0.80)%	(0.59)%	(0.62)%	(0.49)%	(0.58)%
Gross Expenses	1.23%	1.21%	1.20%	1.20%	1.18%
Supplemental Data
Net Assets, End of Period (000's)	$94,933	$120,696	$244,689	$287,970	$403
Portfolio Turnover(b)	74%	79%	69%	89%	86%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

RS Small Cap Equity Fund

	Class A Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$12.97	$18.88	$14.41	$14.24	$19.81
Investment Activities
Net Investment Income (Loss)(a)	(0.15)	(0.16)	(0.14)	(0.12)	(0.20)
Net Realized and Unrealized Gains (Losses) on Investments	5.11	(1.47)	5.55	0.28	0.38
Total from Investment Activities	4.96	(1.63)	5.41	0.16	0.18
Distributions to Shareholders From
Net Realized Gains from Investments	(1.88)	(4.28)	(0.94)	—	(5.75)
Total Distributions	(1.88)	(4.28)	(0.94)	—	(5.75)
Capital Contribution from Prior Custodian, Net	—	—	—	0.01	—
Net Asset Value, End of Period	$16.05	$12.97	$18.88	$14.41	$14.24
Total Return (Excludes Sales Charge)	38.49%	(8.39)%	37.57%	1.19%(b)	0.61%
Ratios to Average Net Assets
Net Expenses	1.26%	1.22%	1.25%	1.35%	1.30%
Net Investment Income (Loss)	(0.93)%	(0.78)%	(0.84)%	(0.88)%	0.97%
Gross Expenses	1.26%	1.22%	1.25%	1.36%	1.30%
Supplemental Data
Net Assets, End of Period (000's)	$63,247	$51,619	$65,514	$52,075	$65
Portfolio Turnover(c)	89%	77%	79%	86%	98%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$4.40	$9.61	$7.74	$7.71	$13.42
Investment Activities
Net Investment Income (Loss)(a)	(0.09)	(0.17)	(0.15)	(0.12)	(0.25)
Net Realized and Unrealized Gains (Losses) on Investments	1.70	(0.76)	2.96	0.14	0.29
Total from Investment Activities	1.61	(0.93)	2.81	0.02	0.04
Distributions to Shareholders From
Net Realized Gains from Investments	(1.88)	(4.28)	(0.94)	—	(5.75)
Total Distributions	(1.88)	(4.28)	(0.94)	—	(5.75)
Capital Contribution from Prior Custodian, Net	—	—	—	0.01	—
Net Asset Value, End of Period	$4.13	$4.40	$9.61	$7.74	$7.71
Total Return (Excludes Contingent Deferred Sales Charge)	37.26%	(9.23)%	36.34%	0.39%(b)	(0.17)%
Ratios to Average Net Assets
Net Expenses	2.10%	2.10%	2.10%	2.10%	2.10%
Net Investment Income (Loss)	(1.76)%	(1.71)%	(1.69)%	(1.64)%	1.77%
Gross Expenses	3.86%	4.24%	3.87%	3.14%	2.39%
Supplemental Data
Net Assets, End of Period (000's)	$478	$616	$533	$410	$1
Portfolio Turnover(c)	89%	77%	79%	86%	98%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$10.32	$16.08	$12.44	$12.33	$17.99
Investment Activities
Net Investment Income (Loss)(a)	(0.18)	(0.23)	(0.20)	(0.14)	(0.26)
Net Realized and Unrealized Gains (Losses) on Investments	4.06	(1.25)	4.78	0.24	0.35
Total from Investment Activities	3.88	(1.48)	4.58	0.10	0.09
Distributions to Shareholders From
Net Realized Gains from Investments	(1.88)	(4.28)	(0.94)	—	(5.75)
Total Distributions	(1.88)	(4.28)	(0.94)	—	(5.75)
Capital Contribution from Prior Custodian, Net	—	—	—	0.01	—
Net Asset Value, End of Period	$12.32	$10.32	$16.08	$12.44	$12.33
Total Return	37.91%	(8.92)%	36.84%	0.89%(b)	0.16%
Ratios to Average Net Assets
Net Expenses	1.75%	1.75%	1.75%	1.70%	1.71%
Net Investment Income (Loss)	(1.42)%	(1.30)%	(1.34)%	(1.24)%	(1.39)%
Gross Expenses	2.05%	1.88%	1.97%	1.70%	1.71%
Supplemental Data
Net Assets, End of Period (000's)	$2,874	$2,303	$3,381	$2,954	$3,662
Portfolio Turnover(c)	89%	77%	79%	86%	98%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$13.29	$19.20	$14.62	$14.39	$20.04
Investment Activities
Net Investment Income (Loss)(a)	(0.13)	(0.14)	(0.14)	(0.08)	(0.16)
Net Realized and Unrealized Gains (Losses) on Investments	5.24	(1.49)	5.66	0.30	0.26
Total from Investment Activities	5.11	(1.63)	5.52	0.22	0.10
Distributions to Shareholders From
Net Realized Gains from Investments	(1.88)	(4.28)	(0.94)	—	(5.75)
Total Distributions	(1.88)	(4.28)	(0.94)	—	(5.75)
Capital Contribution from Prior Custodian, Net	—	—	—	0.01	—
Net Asset Value, End of Period	$16.52	$13.29	$19.20	$14.62	$14.39
Total Return	38.69%	(8.23)%	37.78%	1.60%(b)	0.18%
Ratios to Average Net Assets
Net Expenses	1.10%	1.10%	1.10%	1.10%	1.07%
Net Investment Income (Loss)	(0.77)%	(0.69)%	(0.78)%	(0.64)%	(0.76)%
Gross Expenses	1.43%	1.68%	1.34%	1.24%	1.07%
Supplemental Data
Net Assets, End of Period (000's)	$3,275	$2,750	$6,398	$1,834	$3,804
Portfolio Turnover(c)	89%	77%	79%	86%	98%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.01% for the period shown.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

RS Small Cap Growth Fund

	Class A Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$61.11	$80.96	$65.31	$64.73	$65.53
Investment Activities
Net Investment Income (Loss)(a)	(0.80)	(0.83)	(0.75)	(0.55)	(0.74)
Net Realized and Unrealized Gains (Losses) on Investments	23.84	(6.54)	24.13	1.13	0.80
Total from Investment Activities	23.04	(7.37)	23.38	0.58	0.06
Distributions to Shareholders From
Net Investment Income	—	—	—	—	—
Net Realized Gains from Investments	(6.96)	(12.48)	(7.73)	—	(0.86)
Total Distributions	(6.96)	(12.48)	(7.73)	—	(0.86)
Net Asset Value, End of Period	$77.19	$61.11	$80.96	$65.31	$64.73
Total Return (Excludes Sales Charge)	37.91%	(8.97)%	36.86%	0.90%	0.08%
Ratios to Average Net Assets
Net Expenses	1.40%	1.40%	1.40%	1.40%	1.40%
Net Investment Income (Loss)	(1.06)%	(0.94)%	(1.00)%	(0.92)%	(1.07)%
Gross Expenses	1.44%	1.45%	1.44%	1.45%	1.41%
Supplemental Data
Net Assets, End of Period (000's)	$687,425	$499,350	$575,227	$481,125	$767,304
Portfolio Turnover(b)	100%	86%	107%	91%	94%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$52.19	$71.70	$58.97	$58.90	$60.15
Investment Activities
Net Investment Income (Loss)(a)	(1.17)	(1.31)	(1.18)	(0.90)	(1.15)
Net Realized and Unrealized Gains (Losses) on Investments	20.28	(5.72)	21.64	0.97	0.76
Total from Investment Activities	19.11	(7.03)	20.46	0.07	(0.39)
Distributions to Shareholders From
Net Investment Income	—	—	—	—	—
Net Realized Gains from Investments	(6.96)	(12.48)	(7.73)	—	(0.86)
Total Distributions	(6.96)	(12.48)	(7.73)	—	(0.86)
Net Asset Value, End of Period	$64.34	$52.19	$71.70	$58.97	$58.90
Total Return (Excludes Contingent Deferred Sales Charge)	36.88%	(9.66)%	35.84%	0.12%	(0.67)%
Ratios to Average Net Assets
Net Expenses	2.16%	2.16%	2.16%	2.16%	2.16%
Net Investment Income (Loss)	(1.82)%	(1.71)%	(1.75)%	(1.67)%	(1.67)%
Gross Expenses	2.27%	2.26%	2.23%	2.22%	2.22%
Supplemental Data
Net Assets, End of Period (000's)	$18,581	$13,602	$13,633	$13,035	$20,878
Portfolio Turnover(b)	100%	86%	107%	91%	94%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$55.87	$75.55	$61.63	$61.27	$62.28
Investment Activities
Net Investment Income (Loss)(a)	(1.05)	(1.15)	(1.04)	(0.68)	(0.93)
Net Realized and Unrealized Gains (Losses) on Investments	21.75	(6.05)	22.69	1.04	0.78
Total from Investment Activities	20.70	(7.20)	21.65	0.36	(0.15)
Distributions to Shareholders From
Net Investment Income	—	—	—	—	—
Net Realized Gains from Investments	(6.96)	(12.48)	(7.73)	—	(0.86)
Total Distributions	(6.96)	(12.48)	(7.73)	—	(0.86)
Net Asset Value, End of Period	$69.61	$55.87	$75.55	$61.63	$61.27
Total Return	37.28%	(9.39)%	36.24%	0.59%	(0.26)%
Ratios to Average Net Assets
Net Expenses	1.86%	1.86%	1.86%	1.70%	1.75%
Net Investment Income (Loss)	(1.52)%	(1.40)%	(1.46)%	(1.20)%	(1.41)%
Gross Expenses	1.93%	1.87%	1.94%	1.70%	1.75%
Supplemental Data
Net Assets, End of Period (000's)	$8,012	$7,285	$7,698	$5,371	$5,241
Portfolio Turnover(b)	100%	86%	107%	91%	94%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R6 Shares
	Year Ended 12/31/19	Year Ended 12/31/18	7/12/17(a) through 12/31/2017
Net Asset Value, Beginning of Period	$63.83	$83.67	$79.23
Investment Activities
Net Investment Income (Loss)(b)	(0.58)	(0.58)	(0.41)
Net Realized and Unrealized Gains (Losses) on Investments	24.95	(6.78)	12.58
Total from Investment Activities	24.37	(7.36)	12.17
Distributions to Shareholders From
Net Investment Income	—	—	—
Net Realized Gains from Investments	(6.96)	(12.48)	(7.73)
Total Distributions	(6.96)	(12.48)	(7.73)
Net Asset Value, End of Period	$81.24	$63.83	$83.67
Total Return	38.38%	(8.66)%	16.23%(c)
Ratios to Average Net Assets
Net Expenses	1.06%	1.06%	1.06%(d)
Net Investment Income (Loss)	(0.72)%	(0.64)%	(1.03)%(d)
Gross Expenses	1.06%	1.10%	1.41%(d)
Supplemental Data
Net Assets, End of Period (000's)	$441,471	$113,288	$25,551
Portfolio Turnover(e)	100%	86%	107%(c)

(a)  Commencement of operations.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$63.75	$83.64	$67.08	$66.32	$67.04
Investment Activities
Net Investment Income (Loss)(a)	(0.62)	(0.61)	(0.53)	(0.39)	(0.56)
Net Realized and Unrealized Gains (Losses) on Investments	24.89	(6.80)	24.82	1.16	0.81
Total from Investment Activities	24.27	(7.41)	24.29	0.77	0.25
Distributions to Shareholders From
Net Investment Income	—	—	—	(0.01)	(0.11)
Net Realized Gains from Investments	(6.96)	(12.48)	(7.73)	—	(0.86)
Total Distributions	(6.96)	(12.48)	(7.73)	(0.01)	(0.97)
Net Asset Value, End of Period	$81.06	$63.75	$83.64	$67.08	$66.32
Total Return	38.29%	(8.72)%	37.23%	1.16%	0.36%
Ratios to Average Net Assets
Net Expenses	1.13%	1.13%	1.13%	1.13%	1.13%
Net Investment Income (Loss)	(0.79)%	(0.67)%	(0.68)%	(0.64)%	(0.79)%
Gross Expenses	1.15%	1.15%	1.17%	1.21%	1.18%
Supplemental Data
Net Assets, End of Period (000's)	$1,131,648	$967,112	$1,081,427	$1,379,669	$1,576,927
Portfolio Turnover(b)	100%	86%	107%	91%	94%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 Appendix A — Variations in Sales Charge
Reductions and Waivers Available Through
Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch, Ameriprise Financial, Morgan Stanley Wealth Management, Raymond James, Janney Montgomery Scott LLC, Edward D. Jones & Co. or Oppenheimer & Co. Inc. platform or account.

In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or in the SAI.

Front-End Sales Charge Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement
CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this Prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial

Shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Ameriprise Financial
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)
Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)
Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund's Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
Shares purchased through a Morgan Stanley self-directed brokerage account
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James
CDSC Waivers on Classes A and C Shares available at Raymond James
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IrS regulations as described in the fund's prospectus
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
Shares acquired through a right of reinstatement
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
Breakpoints as described in this Prospectus
Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Janney Montgomery Scott LLC ("Janney")

Shareholders purchasing fund shares through a Janney brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-End Sales Charge Waivers on Class A shares available at Janney[1]
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Shares acquired through a right of reinstatement
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures
CDSC Waivers on Class A and C shares available at Janney
Shares sold upon the death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
Shares purchased in connection with a return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 701/2 as described in the fund’s Prospectus.
Shares sold to pay Janney fees but only if the transaction is initiated by Janney
Shares acquired through a right of reinstatement
Shares exchanged into the same share class of a different fund.
Front-End Load Discounts available at Janney: Breakpoints, Rights of Accumulation and/or letters of intent[1]
Breakpoints as described in this Prospectus
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

1  Also referred to as an "initial sales charge."

Edward D. Jones & Co ("Edward Jones")

Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund's Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Victory Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints
Rights of Accumulation (ROA)
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of the Victory Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation
ROA is determined by calculating the higher of cost or market value (current shares x NAV)
Letter of Intent (LOI)
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing
Shares purchased in an Edward Jones fee-based program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account
Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus
Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
Death or disability of the shareholder
Systematic withdrawals with up to 10% per year of account value
Return of excess contributions from an Individual Retirement Account (IRA)
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones
Shares exchanged in an Edward Jones fee-based program
Shares acquired through NAV reinstatement
Other Important Information
Minimum Purchase Amounts
$250 initial purchase minimum
$50 subsequent purchase minimum
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
A fee-based account held on an Edward Jones platform
A 529 account held on an Edward Jones platform
An account with an active systematic investment plan or letter of intent (LOI)
Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares

Oppenheimer & Co. Inc. (“OPCO”)

Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at OPCO
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through an OPCO affiliated investment advisory program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
Employees and registered representatives of OPCO or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A and C Shares available at OPCO
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this Prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

P.O. Box 182593
Columbus, OH 43218-2593

Statement of Additional Information (SAI):  The SAI contains more information about the Fund's operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you do not request a copy.

Annual and Semi-Annual Reports:  Annual and semi-annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.

How to Obtain Information:  You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863)	By mail: Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC) on the SEC's Edgar database at http://www.sec.gov or, after paying a duplicating fee, by electronic request sent to the following e-mail address: publicinfo@sec.gov.

On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov
Investment Company Act File Number 811-4852	VF-RS-GF-PRO (05/20)

May 1, 2020

Prospectus

Victory Floating Rate Fund

Class A	Class C	Class I	Class R	Class R6	Class Y
RSFLX	RSFCX	—	RSFKX	—	RSFYX

Victory High Income Municipal Bond Fund

Class A	Class C	Class I	Class R	Class R6	Class Y
RSHMX	RSHCX	—	—	—	RHMYX

Victory High Yield Fund

Class A	Class C	Class I	Class R	Class R6	Class Y
GUHYX	RHYCX	—	RHYKX	—	RSYYX

Victory Strategic Income Fund

Class A	Class C	Class I	Class R	Class R6	Class Y
RSIAX	RSICX	—	RINKX	—	RSRYX

Victory Tax-Exempt Fund

Class A	Class C	Class I	Class R	Class R6	Class Y
GUTEX	RETCX	—	—	—	RSTYX

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-539-FUND
(800-539-3863)

Victory Funds

Fund Summaries

    Floating Rate Fund

    High Income Municipal Bond Fund

    High Yield Fund

    Strategic Income Fund

    Tax-Exempt Fund

Additional Fund Information

    Investments

    Risk Factors

Organization and Management of the Funds

Investing with the Victory Funds

    Share Price

    Choosing a Share Class

    Information About Fees

    How to Buy Shares

    How to Exchange Shares

    How to Sell Shares

Distributions and Taxes

Important Fund Policies

Financial Highlights

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

 Floating Rate Fund Summary

Investment Objective

The Victory Floating Rate Fund (the "Fund") seeks to provide a high level of current income.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 46 of the Fund's Prospectus, in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your Investment Professional.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%[2]	NONE	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	NONE
Other Expenses	0.27%	0.27%	2.58%	0.27%
Total Annual Fund Operating Expenses	1.17%	1.92%	3.73%	0.92%
Fee Waiver/Expense Reimbursement[3]	(0.17)%	(0.12)%	(2.17)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	1.00%	1.80%	1.56%	0.78%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.00%, 1.80%, 1.56% and 0.78% of the Fund's Class A, Class C, Class R and Class Y shares, respectively, through at least April 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$300	$548	$815	$1,577
Class C (If you sell your shares at the end of the period.)	$283	$591	$1,026	$2,234
Class C (If you do not sell your shares at the end of the period.)	$183	$591	$1,026	$2,234
Class R	$159	$940	$1,742	$3,836
Class Y	$80	$279	$496	$1,118

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests, under normal circumstances, at least 80% of its assets in floating rate loans and other floating rate investments. Park Avenue Institutional Advisers LLC, the Fund's sub-adviser, ("Park Avenue") expects that most or all of the investments held by the Fund will typically be below investment grade.

Floating rate investments are debt obligations of companies or other entities that have interest rates that adjust or "float" periodically, normally on a daily, monthly, quarterly, or semiannual basis by reference to a base lending rate (such as LIBOR) plus a premium. A floating rate loan is typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. The Fund will typically acquire loans directly in a transaction arranged through an agent or by assignment from another holder of the loan. The Fund will typically invest in senior secured corporate loans.

Park Avenue considers several factors in purchasing and selling investments for the Fund, such as fundamental analysis of the issuer, the credit quality of the issuer and any collateral securing the investment, the issuer's management, capital structure, leverage, and operational performance, and the business outlook for the industry of the issuer.

Floating rate investments include, without limitation, floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market funds. For this purpose, the Fund considers floating rate investments to include investments whose interest rates do not by their terms reset prior to maturity but have maturities of six months or less. The Fund may invest up to 100% of its assets in obligations of foreign issuers, including sovereign and private issuers. The Fund may enter into foreign currency exchange transactions in order to hedge against adverse changes in the values of currencies in which those obligations are denominated.

Floating rate loans in which the Fund invests are expected to be "senior" loans, although the Fund may invest in other types of loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. For example, the Fund may be delayed or prevented from realizing on its collateral. A significant portion of the Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations, such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Park Avenue may sell investments when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

An investment will be considered to be below investment grade if it is rated Ba1 or lower by Moody's Investors Service, Inc. and BB+ or lower by Standard & Poor's Ratings Group, or if unrated, is considered by Park Avenue to be of comparable quality. A below investment grade rating reflects a greater possibility that the issuer of an investment may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the value of that investment will usually be more volatile and is likely to fall. Senior loans typically are of below investment grade quality and (if rated) have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics (sometimes referred to as "junk").

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although Park Avenue considers credit ratings in making investment decisions, it performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. The Fund depends more on Park Avenue's ability to buy lower-rated debt than it does on its ability to buy investment-grade debt. The Fund may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the Fund's operating expenses and decrease its net asset value.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts, options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation.

Principal Risks

The Fund's investments are subject to the following principal risks:

Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.

Loan Risk – Investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. There may be limited public information available regarding the loan. They may be difficult to value and may be illiquid. The receipt of principal and interest on some loans may be subject to the credit risk of a financial institution that issues or administers the loan. Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. In certain circumstances, the Fund may not have the same protections available to investors under the federal securities laws.

High-Yield/Junk Bond Risk – Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Liquidity Risk – Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgement of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal due to the increased supply in the market that would result from selling activity. In addition, significant securities market disruptions related to outbreaks of the coronavirus (COVID-19) have led to dislocation in the markets for a variety of debt securities, which has decreased liquidity and sharply reduced returns.

Derivatives Risk – Derivative instruments and strategies, including futures and selling securities short, may not perfectly replicate direct investment in the security. Derivatives also entail exposure to counterparty credit risk, the risk of mispricing or improper valuation, and the risk that small price movements can result in substantial gains or losses.

Credit Derivatives Risk – Credit default swaps can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities.

Foreign Securities Risk – Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, C, R and Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, C, K and Y shares of the RS Floating Rate Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC and sub-advised by Park Avenue) (the "predecessor fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest Quarter	4.22% (quarter ended March 31, 2012)
Lowest Quarter	-4.49% (quarter ended September 30, 2011)

Average Annual Total Returns (For the Periods Ended December 31, 2019)	1 Year	5 Years	10 Years
CLASS A Before Taxes	7.20%	4.01%	4.31%
CLASS A After Taxes on Distributions	4.66%	1.77%	2.22%
CLASS A After Taxes on Distributions and Sale of Fund Shares	4.21%	2.04%	2.40%
CLASS C Before Taxes	7.49%	3.59%	3.76%
CLASS R Before Taxes	8.75%	3.83%	4.01%
CLASS Y Before Taxes	9.65%	4.66%	4.71%
Index
S&P/LSTA U.S. Leveraged Loan Index Index returns reflect no deduction for fees, expenses, or taxes.	8.64%	4.45%	5.01%

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc.

Investment Sub-Adviser

Park Avenue Institutional Advisers LLC

Investment Team
	Title	Tenure with the Fund
Kevin Booth, CFA	Portfolio Manager	Since inception
John Blaney, CFA	Portfolio Manager	Since 2013
Paul Gillin, CFA	Portfolio Manager	Since 2014

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class R	Class Y
Minimum Initial Investment	$2,500	$2,500	NONE	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE	NONE

For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

 High Income Municipal Bond Fund Summary

Investment Objective

The Victory High Income Municipal Bond Fund (the "Fund") seeks to provide a high current income exempt from federal income taxes with a secondary objective of capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 46 of the Fund's Prospectus, in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your Investment Professional.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%[2]	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	1.00%	NONE
Other Expenses	0.34%	0.35%	0.38%
Total Annual Fund Operating Expenses	1.09%	1.85%	0.88%
Fee Waiver/Expense Reimbursement[3]	(0.29)%	(0.28)%	(0.31)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	0.80%	1.57%	0.57%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.80%, 1.57% and 0.57% of the Fund's Class A, Class C and Class Y shares, respectively, through at least April 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$280	$511	$761	$1,477
Class C (If you sell your shares at the end of the period.)	$260	$555	$975	$2,146
Class C (If you do not sell your shares at the end of the period.)	$160	$555	$975	$2,146
Class Y	$58	$250	$457	$1,056

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in municipal obligations, the interest on which is, in the opinion of the issuer's bond counsel, exempt from federal individual income tax (but not necessarily the federal alternative minimum tax (the "AMT")). Under normal circumstances at least 80% of the value of the Fund's assets will be invested in tax-exempt municipal obligations (which may include obligations that pay interest subject to the AMT). This is a fundamental policy that cannot be changed without shareholder approval.

The Adviser allocates the Fund's investments among a diversified portfolio of municipal securities offering the potential for high current income. The Fund may invest any portion of its assets in municipal securities that are rated below investment grade (or, if unrated, considered by the Adviser to be of comparable quality), commonly known as "high yield" or "junk" bonds.

In selecting securities for the Fund, the Adviser performs in-depth credit analysis of the issuer's creditworthiness and of the securities. The Adviser attempts to identify securities paying attractive current income, and securities that it believes are undervalued.

The Adviser considers the duration and the maturity of the Fund's portfolio; however, these factors are a lesser consideration than credit and yield considerations due to the nature of the securities in which the Fund invests. There is no lower limit on the rating of securities that may be in the Fund. Some of the securities that the Fund buys and holds may be in default.

Municipal obligations are debt securities issued by states, the District of Columbia, and territories and possessions of the United States, their political subdivisions, agencies, authorities, and instrumentalities. Types of municipal obligations in which the Fund may invest include:

  general obligation bonds, of state and local governments secured by the issuer's unlimited or limited taxing power;
  specific obligation bonds, payable by a special tax or revenue source;
  revenue bonds, supported by a revenue source related to the project being financed;
  notes or short-term obligations issued in anticipation of a bond sale, backed by the collection of taxes or receipt of revenues; and
  private activity bonds, including industrial development bonds, issued by or on behalf of public authorities.

The Adviser may sell investments when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

The Fund may invest up to 100% of its assets in high yield, lower-rated fixed-income securities, including securities below investment grade, commonly known as "high yield" or "junk" bonds. A security will be considered to be below investment grade if it is rated Ba1 or lower by Moody’s Investors Service, Inc. and BB+ or lower by Standard & Poor’s Ratings Group, or if unrated, is considered by the Adviser to be of comparable quality. A below investment grade rating reflects a greater possibility that the issuer of an investment may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the value of that investment will usually be more volatile and is likely to fall.

The Fund may invest in other tax-exempt securities that are not municipal obligations. The Fund's investments may include any type of debt instrument, including, for example, zero-coupon securities, floating and variable-rate demand notes and bonds, and residual interest bonds, which are an inverse floating rate security ("inverse floaters"). The Fund may invest any portion of its assets in obligations that pay interest subject to the AMT.

The Fund may invest without limit in municipal obligations that pay interest from similar revenue sources, in municipal securities of issuers within a single state, or in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic areas or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to economic, political, regulatory, or other factors affecting issuers in those geographic areas or issuers whose revenues are derived from such projects, and may increase the volatility of the Fund's net asset value. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment team determines that the potential return from such investment justifies the additional risk.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts, options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund's sensitivity to interest rate risk or other risk; replicating certain direct investments; and asset and sector allocation.

Principal Risks

The Fund's investments are subject to the following principal risks:

Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.

Municipal Obligations Risk – Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. Changes in the financial health of a municipality or other issuer, or an insurer of municipalities, may make it difficult to pay interest and principal when due and may affect the overall municipal securities market. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Fund to be taxable and may result in a significant decline in the values of such municipal obligations. Investments in inverse floaters typically involve greater risk than investments in municipal obligations of comparable maturity and credit quality, and the values of inverse floaters are more volatile than those of municipal obligations due to the leverage they entail.

High-Yield/Junk Bond Risk – Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Derivatives Risk – Derivative instruments and strategies, including futures and selling securities short, may not perfectly replicate direct investment in the security. Derivatives also entail exposure to counterparty credit risk, the risk of mispricing or improper valuation, and the risk that small price movements can result in substantial gains or losses.

Credit Derivatives Risk – Credit default swaps can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities.

Liquidity Risk – Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgement of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal due to the increased supply in the market that would result from selling activity. In addition, significant securities market disruptions related to outbreaks of the coronavirus (COVID-19) have led to dislocation in the markets for a variety of debt securities, which has decreased liquidity and sharply reduced returns.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, C, and Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, C, and Y shares of the RS High Income Municipal Bond Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC and sub-advised by Park Avenue Institutional Advisers LLC) (the "predecessor fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund. The Fund's investment team changed on April 1, 2020.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest Quarter	5.30% (quarter ended June 30, 2011)
Lowest Quarter	-5.97% (quarter ended December 31, 2016)

Average Annual Total Returns (For the Periods Ended December 31, 2019)	1 Year	5 Years	10 Years
CLASS A Before Taxes	5.90%	3.65%	4.99%
CLASS A After Taxes on Distributions	5.75%	3.61%	4.97%
CLASS A After Taxes on Distributions and Sale of Fund Shares	5.16%	3.72%	4.88%
CLASS C Before Taxes	6.22%	3.27%	4.47%
CLASS Y Before Taxes	8.29%	4.30%	5.42%
Indices
Bloomberg Barclays Municipal Bond Index Index returns reflect no deduction for fees, expenses, or taxes.	7.54%	3.53%	4.34%
Bloomberg Barclays High Yield Municipal Bond Index Index returns reflect no deduction for fees, expenses, or taxes.	10.68%	5.93%	7.15%

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of USAA Investments, A Victory Capital Investment Franchise.

Investment Team
	Title	Tenure with the Fund
John C. Bonnell, CFA	Senior Portfolio Manager	April 2020
Regina G. Conklin, CFA, CPA	Senior Portfolio Manager	April 2020
Andrew Hattman, CFA, CAIA	Portfolio Manager	April 2020

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class Y
Minimum Initial Investment	$2,500	$2,500	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE

For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

Fund distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal alternative minimum tax. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

 High Yield Fund Summary

Investment Objective

The Victory High Yield Fund (the "Fund") seeks to provide current income. Capital appreciation is a secondary objective.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 46 of the Fund's Prospectus, in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your Investment Professional.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%[2]	NONE	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	NONE
Other Expenses	0.27%	0.22%	0.23%	0.32%
Total Annual Fund Operating Expenses	1.12%	1.82%	1.33%	0.92%
Fee Waiver/Expense Reimbursement[3]	(0.12)%	(0.12)%	(0.00)%	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	1.00%	1.70%	1.33%	0.76%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.00%, 1.70%, 1.35% and 0.76% of the Fund's Class A, Class C, Class R and Class Y shares, respectively, through at least April 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$300	$537	$793	$1,525
Class C (If you sell your shares at the end of the period.)	$273	$561	$974	$2,127
Class C (If you do not sell your shares at the end of the period.)	$173	$561	$974	$2,127
Class R	$135	$421	$729	$1,601
Class Y	$78	$277	$494	$1,117

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 87% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in securities, including high-yield corporate bonds, convertible bonds, and other debt securities, that are rated below investment grade by nationally recognized statistical ratings organizations (commonly known as "high-yield" securities or "junk bonds") at the time of purchase or, if unrated, have been determined by Park Avenue Institutional Advisers LLC, the Fund's sub-adviser, ("Park Avenue") to be of comparable quality.

Park Avenue considers several factors in purchasing and selling securities, such as the price of the security and the earnings patterns, the financial history, the management structure, and the general prospects of the issuer. Park Avenue considers the duration and the maturity of the Fund's portfolio; however, these factors are a lesser consideration than credit and yield considerations due to the nature of the high-yield securities in which the Fund invests. There is no lower limit on the rating of securities that may be held by the Fund. Some of the securities that the Fund buys and holds may be in default.

Park Avenue may sell investments when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

The Fund invests, under normal circumstances, at least 80% of its assets in debt securities and other investments that, at the time of purchase, are rated below investment grade. An investment will be considered to be rated below investment grade if it is rated Ba1 or lower by Moody's Investors Service, Inc. and BB+ or lower by Standard & Poor's Ratings Group or, if unrated, has been determined by Park Avenue to be of comparable quality. The debt securities and other investments in which the Fund invests may include, for example, corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds, "payment-in-kind" securities, and convertible bonds. The Fund may invest in loans and corporate bonds issued in connection with highly leveraged transactions such as mergers, leveraged buy-outs, re-capitalizations, and acquisitions. The Fund may invest in loans of any maturity and credit quality.

The Fund may invest in common and preferred stocks, warrants to purchase common stocks, bonds, or other securities; typically, not more than 20% of the Fund's assets will be invested in these types of securities.

The Fund also may invest up to 35% of the value of its total assets in foreign securities and so-called Yankee securities, which include debt securities issued by non-U.S. corporate or government entities but denominated in U.S. dollars.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts, options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation.

As a result of its investment strategy, the Fund may experience annual portfolio turnover in excess of 100%.

Principal Risks

The Fund's investments are subject to the following principal risks:

High-Yield/Junk Bond Risk – Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.

Loan Risk – Investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. There may be limited public information available regarding the loan. They may be difficult to value and may be illiquid. The receipt of principal and interest on some loans may be subject to the credit risk of a financial institution that issues or administers the loan. Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. In certain circumstances, the Fund may not have the same protections available to investors under the federal securities laws.

Mortgage- and Asset-Backed Securities Risk – During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

Liquidity Risk – Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgement of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal due to the increased supply in the market that would result from selling activity. In addition, significant securities market disruptions related to outbreaks of the coronavirus (COVID-19) have led to dislocation in the markets for a variety of debt securities, which has decreased liquidity and sharply reduced returns.

Derivatives Risk – Derivative instruments and strategies, including futures and selling securities short, may not perfectly replicate direct investment in the security. Derivatives also entail exposure to counterparty credit risk, the risk of mispricing or improper valuation, and the risk that small price movements can result in substantial gains or losses.

Credit Derivatives Risk – Credit default swaps can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities.

Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Foreign Securities Risk – Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Portfolio Turnover Risk – Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities will generally result in higher transaction costs and Fund expenses and can lead to distribution of additional short-term capital gains to investors, which are taxed as ordinary income.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, C, R and Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, C, K and Y shares of the RS High Yield Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC and sub-advised by Park Avenue) (the "predecessor fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest Quarter	6.58% (quarter ended September 30, 2010)
Lowest Quarter	-6.18% (quarter ended September 30, 2011)

Average Annual Total Returns (For the Periods Ended December 31, 2019)	1 Year	5 Years	10 Years
CLASS A Before Taxes	12.54%	6.47%	7.02%
CLASS A After Taxes on Distributions	9.97%	3.79%	4.24%
CLASS A After Taxes on Distributions and Sale of Fund Shares	7.36%	3.70%	4.23%
CLASS C Before Taxes	13.24%	6.18%	6.48%
CLASS R Before Taxes	14.48%	6.50%	6.82%
CLASS Y Before Taxes	15.25%	7.17%	7.48%
Index
Bloomberg Barclays U.S. Corporate High Yield Index Index returns reflect no deduction for fees, expenses, or taxes.	14.32%	6.13%	7.57%

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc.

Investment Sub-Adviser

Park Avenue Institutional Advisers LLC

Investment Team
	Title	Tenure with the Fund
Kevin Booth, CFA	Portfolio Manager	Since 2009
Paul Gillin, CFA	Portfolio Manager	Since 2014
John Blaney, CFA	Portfolio Manager	Since May 2015

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class R	Class Y
Minimum Initial Investment	$2,500	$2,500	NONE	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE	NONE

For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

 Strategic Income Fund Summary

Investment Objective

The Victory Strategic Income Fund (the "Fund") seeks to provide a high current income with a secondary objective of capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 46 of the Fund's Prospectus, in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your Investment Professional.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%[2]	NONE	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	NONE
Other Expenses	0.26%	0.40%	0.67%	0.51%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.12%	2.01%	1.78%	1.12%
Fee Waiver/Expense Reimbursement[3]	(0.16)%	(0.26)%	(0.43)%	(0.37)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	0.96%	1.75%	1.35%	0.75%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding Acquired Fund Fees and Expenses and certain items such as interest, taxes and brokerage commissions) do not exceed 0.95%, 1.74%, 1.34% and 0.74% of the Fund's Class A, Class C, Class R and Class Y shares, respectively, through at least April 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$296	$533	$789	$1,522
Class C (If you sell your shares at the end of the period.)	$278	$605	$1,059	$2,317
Class C (If you do not sell your shares at the end of the period.)	$178	$605	$1,059	$2,317
Class R	$137	$518	$924	$2,059
Class Y	$77	$319	$581	$1,330

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 106% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests in fixed-income obligations of any kind, including, by way of example, U.S. and foreign corporate investment-grade securities; U.S. government securities and securities of foreign governments and supranational entities; U.S. and foreign below investment grade bonds; and cash instruments. Park Avenue Institutional Advisers LLC, the Fund's sub-adviser, ("Park Avenue") allocates the Fund's investments among these (and other) types of obligations based on its detailed analysis of market, economic, political, and other factors, and of the potential for the various obligations to provide high current income and/or capital appreciation.

Park Avenue selects specific investments for the Fund by considering a wide variety of factors, including yield, potential for appreciation in value, the credit quality of the issuer or collateral, maturity, and the degree of risk associated with a specific investment relative to the potential for favorable investment returns and to other investments.

Park Avenue may sell investments when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

The Fund may invest in investments of any maturity. The Fund may invest in securities of any quality, and may invest without limit in below investment grade securities or unrated securities considered by Park Avenue to be of comparable quality, sometimes referred to as "high yield" or "junk" bonds. An investment will be considered to be below investment grade if it is rated Ba1 or lower by Moody’s Investors Service, Inc. and BB+ or lower by Standard & Poor’s Ratings Group, or if unrated, is considered by Park Avenue to be of comparable quality. A below investment grade rating reflects a greater possibility that the issuer of an investment may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the value of that investment will usually be more volatile and is likely to fall.

The Fund may invest in emerging markets debt. There is no limit on the amount of the Fund's assets that may be invested in obligations of issuers in any country or group of countries.

The Fund may invest in any type of debt instrument, including, for example, domestic or foreign corporate debt securities, securities issued or guaranteed by sovereign governments, their agencies, or instrumentalities, and mortgage-backed securities. The Fund may invest in "tax credit bonds" (including Build America Bonds, clean renewable energy bonds and qualified tax credit bonds) and tax-exempt bonds. The Fund may invest in convertible securities and warrants. The Fund may invest a substantial portion of its assets in mortgage-backed securities, including collateralized mortgage obligations, and other asset-backed securities. The Fund may invest in loans of any maturity and credit quality.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts, options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation. In addition, as a substitute for investments directly in debt securities, the Fund may seek exposure to such debt securities through investments in exchange-traded funds.

As a result of its investment strategy, the Fund may experience annual portfolio turnover in excess of 100%.

Principal Risks

The Fund's investments are subject to the following principal risks:

Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.

Loan Risk – Investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. There may be limited public information available regarding the loan. They may be difficult to value and may be illiquid. The receipt of principal and interest on some loans may be subject to the credit risk of a financial institution that issues or administers the loan. Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. In certain circumstances, the Fund may not have the same protections available to investors under the federal securities laws.

High-Yield/Junk Bond Risk – Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Mortgage- and Asset-Backed Securities Risk – During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

Municipal Obligations Risk – Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. Changes in the financial health of a municipality or other issuer, or an insurer of municipalities, may make it difficult to pay interest and principal when due and may affect the overall municipal securities market. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Fund to be taxable and may result in a significant decline in the values of such municipal obligations.

Derivatives Risk – Derivative instruments and strategies, including futures and selling securities short, may not perfectly replicate direct investment in the security. Derivatives also entail exposure to counterparty credit risk, the risk of mispricing or improper valuation, and the risk that small price movements can result in substantial gains or losses.

Credit Derivatives Risk – Credit default swaps can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities.

Liquidity Risk – Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgement of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal due to the increased supply in the market that would result from selling activity. In addition, significant securities market disruptions related to outbreaks of the coronavirus (COVID-19) have led to dislocation in the markets for a variety of debt securities, which has decreased liquidity and sharply reduced returns.

Foreign Securities Risk – Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Investment Company Risk – An investment company or similar vehicle (including an ETF) in which the Fund invests may not achieve its investment objective. Underlying investment vehicles are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Portfolio Turnover Risk – Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities will generally result in higher transaction costs and Fund expenses and can lead to distribution of additional short-term capital gains to investors, which are taxed as ordinary income.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, C, R and Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, C, K and Y shares of the RS Strategic Income Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC and sub-advised by Park Avenue) (the "predecessor fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest Quarter	4.12% (quarter ended September 30, 2010)
Lowest Quarter	-2.71% (quarter ended June 30, 2013)

Average Annual Total Returns (For the Periods Ended December 31, 2019)	1 Year	5 Years	10 Years
CLASS A Before Taxes	6.97%	3.28%	4.21%
CLASS A After Taxes on Distributions	5.87%	1.94%	2.65%
CLASS A After Taxes on Distributions and Sale of Fund Shares	4.11%	1.89%	2.60%
CLASS C Before Taxes	7.26%	2.87%	3.68%
CLASS R Before Taxes	8.79%	3.28%	4.05%
CLASS Y Before Taxes	9.35%	3.92%	4.62%
Index
Bloomberg Barclays U.S. Aggregate Bond Index Index returns reflect no deduction for fees, expenses, or taxes.	8.72%	3.05%	3.75%

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc.

Investment Sub-Adviser

Park Avenue Institutional Advisers LLC

Investment Team
	Title	Tenure with the Fund
Kevin Booth, CFA	Portfolio Manager	Since inception
Robert J. Crimmins Jr.	Portfolio Manager	Since inception
Demetrios Tsaparas, CFA	Portfolio Manager	Since 2013
Paul Jablansky	Portfolio Manager	Since 2014

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class R	Class Y
Minimum Initial Investment	$2,500	$2,500	NONE	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE	NONE

For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

 Tax-Exempt Fund Summary

Investment Objective

The Victory Tax-Exempt Fund (the "Fund") seeks to maximize current income exempt from federal income taxes, consistent with the preservation of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 46 of the Fund's Prospectus, in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your Investment Professional.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%[2]	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	1.00%	NONE
Other Expenses	0.27%	0.32%	0.33%
Total Annual Fund Operating Expenses	1.02%	1.82%	0.83%
Fee Waiver/Expense Reimbursement[3]	(0.22)%	(0.22)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	0.80%	1.60%	0.69%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.80%, 1.60% and 0.69% of the Fund's Class A, Class C and Class Y shares, respectively, through at least April 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$280	$497	$731	$1,403
Class C (If you sell your shares at the end of the period.)	$263	$551	$965	$2,119
Class C (If you do not sell your shares at the end of the period.)	$163	$551	$965	$2,119
Class Y	$70	$251	$447	$1,012

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in investment-grade municipal obligations, the interest on which is, in the opinion of the issuer's bond counsel, exempt from federal income tax including the federal alternative minimum tax ("AMT"). Under normal circumstances at least 80% of the value of its assets will be invested in tax-exempt municipal obligations. This is a fundamental policy that cannot be changed without shareholder approval.

The Adviser allocates the Fund’s investments among a diversified portfolio of investment-grade municipal obligations. The Adviser focuses on credit and yield considerations when selecting investments for the Fund. The Fund typically invests in municipal securities with remaining maturities of between seven and 25 years, but invests in municipal obligations with remaining maturities outside of that range as appropriate based on the Adviser’s analysis of the market and the economy. As of March 31, 2020, the Fund’s dollar weighted average maturity was 9.12 years; the Fund’s dollar weighted average maturity may be substantially longer or shorter any time in the future.

Up to 20% of the value of the Fund's net assets may be invested in bonds that pay interest subject to federal income tax, including bonds that pay interest subject to the AMT. Municipal obligations are debt securities issued by states, the District of Columbia, and territories and possessions of the United States, their political subdivisions, agencies, authorities, and instrumentalities. Types of municipal obligations in which the Fund may invest include:

  general obligation bonds, guaranteed by the issuer's full faith, credit, and taxing power;
  specific obligation bonds, payable by a special tax or revenue source;
  revenue bonds, supported by a revenue source related to the project being financed;
  notes or short-term obligations issued in anticipation of a bond sale, guaranteed by the collection of taxes or receipt of revenues; and
  private activity bonds, including industrial development bonds, issued by or on behalf of public authorities.

The Adviser may sell investments when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

The Fund will normally invest in municipal securities that, at the time of purchase, are of investment grade. An investment-grade security is one that is rated Baa3 or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Ratings Group or Fitch Ratings Inc., or if unrated, has been determined by the Adviser to be of comparable quality. The Fund may hold up to 20% of its assets in below investment grade or unrated municipal obligations that the Adviser determines to be of comparable quality.

The Fund may invest in other tax-exempt securities that are not municipal obligations. The Fund's investments may include any type of debt instrument, including, for example, zero-coupon securities as well as floating and variable-rate demand notes and bonds.

The Fund may invest without limit in municipal obligations that pay interest from similar revenue sources, in municipal securities of issuers within a single state, or in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic areas or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to economic, political, regulatory, or other factors affecting issuers in those geographic areas or issuers whose revenues are derived from such projects, and may increase the volatility of the Fund's net asset value. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Adviser determines that the potential return from such investment justifies the additional risk.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts, options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund's sensitivity to interest rate risk or other risk; replicating certain direct investments; and asset and sector allocation.

Principal Risks

The Fund's investments are subject to the following principal risks:

Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.

Municipal Obligations Risk – Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. Changes in the financial health of a municipality or other issuer, or an insurer of municipalities, may make it difficult to pay interest and principal when due and may affect the overall municipal securities market. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Fund to be taxable and may result in a significant decline in the values of such municipal obligations.

High-Yield/Junk Bond Risk – Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Derivatives Risk – Derivative instruments and strategies, including futures and selling securities short, may not perfectly replicate direct investment in the security. Derivatives also entail exposure to counterparty credit risk, the risk of mispricing or improper valuation, and the risk that small price movements can result in substantial gains or losses.

Credit Derivatives Risk – Credit default swaps can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities.

Liquidity Risk – Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgement of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal due to the increased supply in the market that would result from selling activity. In addition, significant securities market disruptions related to outbreaks of the coronavirus (COVID-19) have led to dislocation in the markets for a variety of debt securities, which has decreased liquidity and sharply reduced returns.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, C, and Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, C, and Y shares of the RS Tax-Exempt Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC and sub-advised by Park Avenue Institutional Advisers LLC) (the "predecessor fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund. The Fund's investment team changed on April 1, 2020.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest Quarter	4.09% (quarter ended September 30, 2011)
Lowest Quarter	-5.36% (quarter ended December 31, 2010)

Average Annual Total Returns (For the Periods Ended December 31, 2019)	1 Year	5 Years	10 Years
CLASS A Before Taxes	6.68%	3.26%	3.87%
CLASS A After Taxes on Distributions	6.27%	2.71%	3.59%
CLASS A After Taxes on Distributions and Sale of Fund Shares	5.51%	3.19%	3.71%
CLASS C Before Taxes	6.97%	2.87%	3.27%
CLASS Y Before Taxes	9.06%	3.81%	4.22%
Index
Bloomberg Barclays Municipal Bond Index Index returns reflect no deduction for fees, expenses, or taxes.	7.54%	3.53%	4.34%

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of USAA Investments, A Victory Capital Investment Franchise.

Investment Team
	Title	Tenure with the Fund
John C. Bonnell, CFA	Senior Portfolio Manager	April 2020
Regina G. Conklin, CFA, CPA	Senior Portfolio Manager	April 2020
Andrew Hattman, CFA, CAIA	Portfolio Manager	April 2020

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class Y
Minimum Initial Investment	$2,500	$2,500	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE

For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

Fund distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income or alternative minimum tax purposes. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

 Additional Fund Information

Victory Capital Management Inc., which we refer to as the "Adviser" throughout the Prospectus, manages each Fund.

Each Fund is managed by the Adviser, who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the "Victory Funds" or, more simply, the "Funds."

The following section describes additional information about the principal investment strategy the Funds will use under normal market conditions to pursue their investment objectives, as well as any secondary strategies the Funds may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Funds. The SAI includes more information about the Funds, their investments, and the related risks. Under adverse, unstable or abnormal market conditions, a Fund may be unable to pursue or achieve its investment objective and, for temporary purposes, may invest some or all of its assets in a variety of instruments or assets, including high-quality fixed-income securities, cash and cash equivalents. For cash management purposes, each Fund may hold all or a portion of its assets in cash, short-term money market instruments or shares of other investment companies. These positions may reduce the benefit from any upswing in the market, cause a Fund to fail to meet its investment objective and increase a Fund's expenses.

The Tax-Exempt Fund’s policy to invest at least 80% of its net assets in tax-exempt municipal obligations and the High Income Municipal Bond Fund’s policy to invest at least 80% of its net assets in tax-exempt municipal obligations (which may include obligations that pay interest subject to the AMT) cannot be changed without the approval of the applicable Fund’s shareholders. The Floating Rate Fund's and High Yield Fund's policy to invest at least 80% of its assets in the type of securities suggested by the Fund's name is non-fundamental and may be changed by the Board of Trustees upon at least 60 days' written notice to shareholders. For purposes of a Fund's 80% investment policy, "assets" means the Fund's net assets plus the amount of any borrowings for investment purposes, exclusive of collateral held from securities lending. Any derivatives counted towards a Fund's 80% investment policy will be valued at market value.

If you would like to receive additional copies of any materials, please call the Victory Funds at 800-539-FUND (800-539-3863) or please visit VictoryFunds.com.

Investments

The following describes the types of securities each Fund may purchase under normal market conditions to achieve its principal investment strategy. The Funds will not necessarily buy all of the securities listed below.

U.S. Government Securities1

Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.

U.S. Government Instrumentalities1

Securities issued by U.S. government instrumentalities such as: the Student Loan Marketing Association ("SLMA" or Sallie Mae), The Federal Farm Credit Bank ("FFCB"), and Federal Home Loan Banks. Certain instrumentalities are "wholly-owned Government corporations," such as the Tennessee Valley Authority ("TVA").

Corporate Debt Obligations

Debt instruments issued by corporations. They may be secured or unsecured.

Convertible or Exchangeable Obligations

Debt instruments that may be exchanged or converted to other securities.

Loans

Debt obligations of companies or other entities that are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the loan. A loan may be acquired directly in a transaction arranged through an agent or by assignment from another holder of the loan.

Mortgage-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans.

Mortgage Dollar Rolls

Repurchase transactions in which the Fund may agree to sell a mortgage-backed security for settlement on one date and buy back the same security for settlement on a later date at a lower price.

When-Issued, To-Be-Announced ("TBA") and Delayed-Delivery Securities

Securities that are purchased or sold for delivery at a later time. In a TBA transaction, a seller generally agrees to deliver a mortgage-backed security meeting certain criteria at a future date.

Zero Coupon Bonds

Debt instruments that are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.

Asset Backed Securities

Debt securities backed by loans or accounts receivable originated by banks, credit card companies, student loan issuers, or other providers of credit. These securities may be enhanced by a bank letter of credit or by insurance coverage provided by a third party.

Derivatives

Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including credit default swap contracts, swaps, futures contracts (both short and long positions), options on futures contracts, options, and forward currency exchange contracts. The Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity), for managing certain risks (such as yield curve exposure, interest rate risk or credit risk), to generate income, to gain exposure to an investment in a manner other than investing in the asset directly or for any other permissible purpose.

Foreign Securities

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations, and exchange-traded funds ("ETFs") that invest in foreign corporations.

1  Obligations of entities such as the GNMA are backed by the full faith and credit of the U.S. Treasury. Others, such as the FNMA, SLMA, FHLB, FHLMC, FMAC and TVA are supported by the right of the issuer to borrow from the U.S. Treasury. FFCB is supported only by the credit of the federal instrumentality. See the SAI for more information about investments in obligations of U.S. government instrumentalities and wholly-owned government corporations.

The Adviser may use other types of investment strategies in pursuing each Fund's overall investment objective. The following describes the types of securities that the Adviser may purchase or investment techniques the Adviser may employ that are not considered to be a part of the Funds' principal investment strategies. Additional securities and techniques are described in the Funds' SAI.

U.S. Equity Securities

Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.

Investment Companies

The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.

Securities Lending

To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following provides additional information about some of the Funds’ principal risks and supplements those risks discussed in each Fund's Fund Summary section of this Prospectus.

	Floating Rate	High Income Municipal Bond	High Yield	Strategic Income	Tax-Exempt
Debt Securities Risk	X	X	X	X	X
Geopolitical/Natural Disaster Risk	X	X	X	X	X
IT and Operations Risk	X	X	X	X	X
Manager Risk	X	X	X	X	X
Derivatives Risk	X	X	X	X	X
Emerging Markets Risk				X
Foreign Securities Risk	X		X	X
Credit Derivatives Risk	X	X	X	X	X
Below-Investment Grade Securities Risk	X	X	X	X	X
Convertible Securities Risk			X	X
Investment Company Risk				X
Liquidity Risk	X	X	X	X	X
Loan Risk	X		X	X
Mortgage- and Asset-backed Securities Risk			X	X
Municipal Obligations Risk		X		X
Active Trading Risk			X	X
U.S. Government Securities Risk	X	X	X	X	X
When-Issued or Delayed Delivery Transactions Risk			X	X
Equity Risk			X

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates, adverse economic or political conditions, tariffs and trade disruptions, inflation, or adverse investor sentiment generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Changes in value may occur sharply and unpredictably. Other factors that may affect the value of a debt security, include public health crises, such as the COVID-19 pandemic, and responses by governments and companies to such crises. The COVID-19 pandemic is having, and any future outbreaks could have, an adverse impact on the issuers of debt securities in which a Fund may invest and the global economy in general, which impact could be material.

This pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. The outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things: (1) government imposition of various forms of “stay at home” orders and the closing of “non-essential” businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees; (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults; (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general. For example, actions by the U.S. Federal Reserve (also known as the “Fed”) have included direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. The COVID-19 pandemic and other market events also may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

  Interest Rate Risk – The value of a security will decline if interest rates rise. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates. In addition, during periods of increased market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates. Interest rates may rise or the rate of inflation may increase, impacting the value of investments in fixed income securities. A debt issuer’s credit quality may be downgraded or an issuer may default. Interest rates may fluctuate due to changes in governmental fiscal policy initiatives and resulting market reaction to those initiatives. Decisions by the Fed regarding interest rate and monetary policy can have a significant effect on the value of debt securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown.
  Inflation Risk - Inflation can erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.
  Reinvestment Risk - When interest rates are declining, the interest income and prepayments on a security a Fund receives may have to be reinvested at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.
  Credit (or Default) Risk - The issuer of a debt security may be unable to make timely payments of interest or principal. Credit risk is measured by NRSROs such as Standard & Poor's (S&P), Fitch, Inc., and Moody's Investor Service (Moody's).
  Liquidity Risk - A lack of a ready market or restrictions on resale may limit a Fund's ability to sell a security at an advantageous time or price. Adverse market or economic conditions, including rising interest rates, may adversely affect the liquidity of a Fund's investments and may lead to increased redemptions. In addition, a Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for a Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.
  Redemption Risk - The Fund may experience periods of heavy shareholder redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund's performance.

Geopolitical/Natural Disaster Risk

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

Information Technology and Operations Risk

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund's service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Manager Risk

The investment process used by the investment team may produce incorrect judgments about the value of a particular asset or the team may implement its investment strategy in a way that may not produce the desired results.

Derivatives Risk

The use of derivative instruments, such as futures contracts and credit default swaps, exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (4) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is theoretically unlimited); (5) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (6) the inability to close out certain hedged positions to avoid adverse tax consequences.

The Fund may enter into credit derivatives, such as credit default swaps and credit default index investments (1) as alternatives to direct (long or short) investment in a particular security, (2) to adjust the Fund's asset allocation or risk exposure, or (3) for hedging purposes. These investments can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more-traditional securities. Currently, some swaps may be negotiated bilaterally and others may be subject to mandatory clearing and exchange trading requirements. These requirements may decrease counterparty exposure and increase liquidity, but will not make swap transactions risk free.

Emerging Markets Risk

All of the risks associated with investing in foreign securities are increased in connection with investments in securities associated with emerging markets. Generally, emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable. These countries are more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. The risks of investing in these markets also include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, and the nationalization of foreign deposits or assets. In addition, countries in emerging markets are more likely to experience instability in their markets due to social and political changes. Further, due to the smaller securities markets, lower trading volumes and less government regulation of securities markets in emerging market countries compared to those in developed countries, investments in emerging market securities generally are more illiquid and volatile and subject to a higher risk of settlement disruptions than investments in securities of issuers in developed countries. Consequently, emerging market securities may be subject to relatively more abrupt and severe price declines.

Foreign Securities Risk

Foreign Investments Risk - Foreign investments involve certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. Foreign securities markets may be subject to more or less governmental supervision than their U.S. counterparts. Certain of these risks may also apply to some extent to U.S. investments that are denominated in foreign currencies and to investments in U.S. companies that have significant foreign operations.

Political Risk - Foreign securities markets may be more volatile than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks, and foreign issuers can be impacted by changes to trade policies and trade disputes. These factors can make foreign investments more volatile than U.S. investments.

Legal Risk - Legal remedies for investors in foreign countries may be more limited than the legal remedies available in the U.S.

Below-Investment-Grade Securities Risk

Below-investment-grade securities ("junk bonds") are subject to certain risks in addition to those risks associated with higher-rated securities. Below-investment-grade securities generally offer higher yields than investment-grade securities with similar maturities because the financial condition of the issuers may not be as strong as issuers of investment-grade securities. For this reason, below-investment-grade securities may be considered "speculative," which means that there is a higher risk that the Fund may lose a substantial portion or all of its investment in a particular below-investment-grade security. Below-investment-grade securities may be more susceptible to real or perceived adverse economic conditions, which may cause them to be downgraded or default, less liquid, and more difficult to evaluate than investment-grade securities.

Convertible Securities Risk

The values of convertible securities in which the Fund may invest may be affected by market interest rates, reduction in credit quality or credit ratings, issuer default on interest and principal payments, and declines in the value of the underlying common stock. Additionally, an issuer may retain the right to buy back its convertible securities at a time and price unfavorable to the Fund.

Investment Company Risk

The Fund's ability to achieve its investment objective may be directly related to the ability of other investment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of a Fund to dispose of such securities or other instruments at advantageous prices may be greatly limited, and a Fund may have to continue to hold such securities or instruments during periods when the adviser would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of a Fund's investments and may lead to increased redemptions. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. It may also be the case that other market participants may be attempting to liquidate a security of a particular issuer or type of issuer at the same time as a Fund is attempting to liquidate such security, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such cases the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund's net asset value ("NAV").

Loan Risk

Investments in loans are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in high-yield/junk bonds. This means they are subject to greater credit risks than other investments, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. In addition, investments in loans may be difficult to value and may be illiquid. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in the loan, resulting in a material decline in the Fund's NAV. In certain circumstances, bank loans may not be deemed to be securities. As a result, the Fund may not have the same protections as securities under the provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law. The Fund's Adviser or Sub-Adviser may seek to avoid the receipt of material non-public information about the issuers of the loans being considered for purchase by the Fund, which may affect its ability to assess the loans as compared to investors that do receive such information.

Additional risks of investments in loans include:

  Agent/Intermediary Risk - If the Fund holds a loan through another financial institution, or relies on another financial institution to administer the loan, the Fund's receipt of principal and interest on the loan is subject to the credit risk of the financial institution. If the Fund holds its interest in a loan through another financial institution, the Fund likely would not be able to exercise its rights directly against the borrower and may not be able to cause the financial institution to take what it considers to be appropriate action. If the Fund relies on a financial institution to administer a loan, the Fund is subject to the risk that the financial institution may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations.
  Collateral Impairment Risk - The terms of certain loans in which the Fund may invest require that collateral be maintained to support payment of the borrower's obligations under the loan. However, the value of the collateral may decline after the Fund invests, and the value of the collateral may not be sufficient to cover the amount owed to the Fund. In addition, the Fund's interest in collateral securing a loan may be found invalid or may be used to pay other outstanding obligations of the borrower under applicable law. In the event that a borrower defaults, the Fund's access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that all or some of the collateral may be illiquid.
  Subordination Risk - Senior loans are subject to the risk that a court could subordinate them to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.
  Limited Information Risk - Because there is limited public information available regarding loan investments, the Fund is particularly dependent on the analytical abilities of the Fund's investment team.
  Settlement Risk - Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund's redemption obligations. In order to meet short-term liquidity needs, a Fund may draw on its cash or other short-term positions, maintain short-term liquid assets sufficient to meet reasonably anticipated redemptions, and maintain a credit facility.

Mortgage- and Asset-Backed Securities Risk

Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage- and asset-backed securities, which typically provide the issuer with the right to call or prepay the security prior to maturity, may be called or prepaid, which may result in the Fund having to reinvest the proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

As a result, mortgage and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage- or asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage- or asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac"), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Municipal Obligations Risk

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Issuers, including governmental issuers of municipal obligations, may be unable to pay their obligations as they come due. Decreases in tax revenues, and increases in liabilities such as pension and health care liabilities, may increase the actual or perceived risk of default on such obligations. Because many municipal obligations are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer projects, conditions in these sectors can affect the overall municipal market. Payment of municipal obligations may depend on an issuer's general unrestricted revenues, revenue generated by a specific project or the operator of a project, government appropriations, or aid from other governments. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. In addition, future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations, causing interest received and distributed to shareholders by the Fund to be taxable and resulting in a significant decline in the values of such municipal obligations. There is generally less public information available for municipal obligations compared to corporate equities or debt securities, and the investment performance of a Fund holding municipal obligations may therefore be more dependent on the analytical abilities of the Adviser or Sub-Adviser.

Victory High Income Municipal Bond Fund may invest in residual interest bonds ("inverse floaters"). Inverse floaters are a type of inverse floating rate security, and their values generally move in the opposite direction from interest rates. Inverse floaters typically are issued by a special purpose vehicle, and are structured to provide their holders with a leveraged return on a fixed-rate municipal bond held by the special purpose vehicle. The Fund's investment in an inverse floater typically involves greater risk than an investment in a fixed-rate bond of comparable maturity and credit quality, and the value of an inverse floater is more volatile than that of a fixed-rate bond due to the leverage it entails. The Fund could lose more than the amount of its investment in certain types of inverse floaters. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities.

Active Trading Risk

To the extent the Fund buys and sells securities actively, it could have higher expenses (which reduces returns to shareholders) and higher taxable distributions. While it is not an investment strategy to actively trade the Fund's portfolio, the Adviser may from time to time do so, generating portfolio turnover rates in excess of 100%.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

When-issued or Delayed-Delivery Transactions

A Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. These transactions may create investment leverage.

Equity Risk

The market prices of equity securities, which may include common stocks and other stock-related securities such as preferred stocks may fluctuate, sometimes rapidly or unpredictably. The value of a security may decline for reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods or services or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. A Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that a Fund's investment team views as unfavorable for equity securities.

The Adviser may use several types of investment strategies in pursuing the Funds' overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Funds. Additional risks are included in the Funds' SAI.

Investment Company Risk

The Fund's ability to achieve its investment objective may be directly related to the ability of other investment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Securities Lending Risk

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (1) the inability of the borrower to return the securities, (2) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (3) a delay in recovery of the securities, or (4) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

An investment in the Fund is not a complete investment program.

 Organization and Management of the Funds

The Funds' Board of Trustees has the overall responsibility for overseeing the management of each Fund.

The Investment Adviser

The Adviser serves as the investment adviser to each of the Victory Funds pursuant to an investment management agreement. The Adviser oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission ("SEC"). As of March 31, 2020, the Adviser managed and advised assets totaling in excess of $123.7 billion for individual and institutional clients. The Adviser's address is 15935 La Cantera Parkway, San Antonio, TX 78256.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. USAA Investments, A Victory Capital Investment Franchise, is responsible for the day-to-day investment management of the Victory High Income Municipal Bond Fund and Victory Tax-Exempt Fund.

See "Fund Fees and Expenses" for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to a Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to a Fund.

Advisory fees to be paid annually, before waivers, will be equal to the following:

Fund	Advisory Fee
Victory Floating Rate Fund	0.65%
Victory High Income Municipal Bond Fund	0.50%
Victory High Yield Fund	0.60%
Victory Strategic Income Fund	0.60%
Victory Tax-Exempt Fund	0.50%

The Sub-Adviser

The Adviser has entered into a Sub-Advisory Agreement with Park Avenue. Park Avenue is responsible for the day-to-day investment management of the Victory Floating Rate Fund, Victory High Yield Fund and Victory Strategic Income Fund, which includes buying and selling securities and choosing broker-dealers. Park Avenue is a Delaware limited liability company organized in 2015 and is a wholly-owned subsidiary of GIS. GIS, a Delaware limited liability company, and its predecessor, Guardian Investor Services Corporation, a New York corporation, served as investment sub-adviser for certain predecessor funds from 1968 through 2015. GIS is a subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"), a New York mutual insurance company. Located at 7 Hanover Square, New York, New York 10004, Park Avenue had approximately $5.6 billion in assets under management as of April 1, 2020. For its services, the Adviser, not the Fund, pays Park Avenue an annual fee out of the Adviser's advisory fee.

A discussion of the Board's considerations in approving the Advisory and Sub-Advisory Agreements is included in each Funds' annual report for the period ended December 31.

Portfolio Management

Each Fund's portfolio managers are, together, primarily responsible for the day-to-day management of the Fund's portfolio.

John Blaney has been a co-portfolio manager of Victory Floating Rate Fund (including its predecessor fund) since 2013 and Victory High Yield Fund (including its predecessor fund) since 2015. Mr. Blaney is a managing director and co-head of the high yield and loan portfolio management group at Guardian Life, and has been with Guardian Life since 2000. He has focused on corporate credit and bank loan and high yield bond analysis since 2003. Prior to 2003, he was a structured products analyst and trader. He also helps manage the fixed-income assets of Guardian Life. Prior to joining Guardian Life, Mr. Blaney spent three years as an investment analyst at MetLife. He is a CFA charterholder, and he is a member of the CFA Institute and the New York Society of Security Analysts.

John C. Bonnell, CFA, is a Senior Portfolio Manager with USAA Investments, A Victory Capital Investment Franchise, and has managed the Funds since April 2020. Mr. Bonnell has over 30 years of investment management experience, 25 years of which had been with USAA Asset Management Company, which was acquired by the Adviser’s parent company in 2019. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.

Kevin Booth has been a co-portfolio manager of Victory High Yield Fund (including its predecessor fund) since 2009, and Victory Floating Rate Fund and Victory Strategic Income Fund (including their predecessor funds) since their inceptions. Mr. Booth has been a managing director of Guardian Life since 2009 and is co-head of the high yield and loan portfolio management group at Guardian Life. Within the high yield and corporate loan investment team, he is responsible for issuer and security selection for the Fund, as well as industry allocations. Prior to joining Guardian Life, Mr. Booth was a managing director at BlackRock/Merrill Lynch Investment Managers, and was co-head of BlackRock's leveraged finance business through January 2009, specializing in portfolios consisting of leveraged bank loans, high yield bonds, and distressed obligations. He joined Merrill Lynch Investment Managers in 1991. Mr. Booth is a CFA charterholder.

Regina G. Conklin, CFA, CPA, is a Senior Portfolio Manager with USAA Investments, A Victory Capital Investment Franchise, and has managed the Funds since April 2020. Ms. Conklin has over 24 years of investment management experience. She worked 28 years with USAA Asset Management Company, which was acquired by the Adviser’s parent company in 2019. Ms. Conklin is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.

Robert J. Crimmins has been a member of the investment team of Victory Strategic Income Fund (including its predecessor fund) since its inception. Mr. Crimmins has been a managing director of Guardian Life since 2004 and is co-head of the investment grade portfolio management group at Guardian Life. From 2001 to 2004, Mr. Crimmins was a senior director at Guardian Life and prior to that, he was an assistant vice president of fixed-income investments of Guardian Life.

Paul Gillin has been a co-portfolio manager of Victory High Yield Fund and Victory Floating Rate Fund (including their predecessor funds) since 2014. He is a senior director and co-head of the high yield and loan portfolio management group at Guardian Life. Prior to joining Guardian in 2012, Mr. Gillin spent 13 years as a partner and high yield portfolio manager at Rogge Global Partners and its predecessor companies. Before that, he was vice president and portfolio manager with Saudi International Bank, where he participated in the initial development and management of collateralized bond obligation, collateralized loan obligation and leveraged high yield hedge fund products. Mr. Gillin also spent seven years as a managing director and portfolio manager at AIG Investment Advisers. Prior to joining AIG, he helped launch and was the initial portfolio manager for the MainStay High Yield Fund, managed by MacKay Shields Financial. Mr. Gillin is a CFA charterholder.

Andrew Hattman, CFA, CAIA, is a Portfolio Manager with USAA Investments, A Victory Capital Investment Franchise, and has managed the Funds since April 2020. Mr. Hattman has over eight years of investment management experience. Prior to joining the Adviser, Mr. Hattman worked for USAA Asset Management Company, which was acquired by the Adviser’s parent company in 2019. Mr. Hattman holds CFA and CAIA designations.

Paul Jablansky has been a co-portfolio manager of Victory Strategic Income Fund (including its predecessor fund) since 2014. He is a managing director, head of fixed income strategy and investment grade research at Guardian Life. His previous investment management experience includes serving as the head of structured products at Western Asset Management from 2011 through 2013, where he was responsible for managing all aspects of structured products, including portfolio construction and management, trading, research, and surveillance. From 2010 through 2011, he was a managing director and head of non-agency mortgage-backed securities and asset-backed securities strategy at Royal Bank of Scotland. From 2008 through 2009, Mr. Jablansky was also co-managing partner and chief investment officer at 400 Capital Management, an investment management company he co-founded, where he focused on asset-backed, mortgage-backed, and commercial mortgage-backed strategies. Mr. Jablansky also served as a managing director at Banc of America Securities LLC from 2003 through 2008 and held previous positions focusing on asset-backed securities, including roles at Citigroup/Salomon Smith Barney from 1994 through 2003 and Goldman Sachs & Company from 1990 through 1994.

Demetrios Tsaparas has been a co-portfolio manager of Victory Strategic Income Fund (including its predecessor fund) since 2013. Mr. Tsaparas is a senior director and has been with Guardian Life since 2008. He has worked on a broad range of domestic and global macro topics, including rates, currencies, inflation, and global central banks. He also helps manage the fixed-income assets of Guardian Life. Prior to joining Guardian Life, he spent three years at New York Life Investment Management where he was second vice president for portfolio management, analytics and consulting. Prior to that, he was a trader and analyst for Spartan Capital Management. Mr. Tsaparas has a Chartered Financial Analyst (CFA) designation, and he is a member of the CFA Institute and the New York Society of Security Analysts.

The Funds' SAI provides additional information about the portfolio managers' method of compensation, other accounts they manage and any ownership interests they may have in the Funds.

 Investing with the Victory Funds

All you need to do to get started is to fill out an application.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, Class C, Class I, Class R, Class R6 or Class Y shares. Class I, Class R, Class R6 and Class Y shares are available for purchase only by eligible shareholders.

This section of the Prospectus describes each share class currently offered by the Victory Funds. Keep in mind that not all Victory Funds offer each class of shares. Therefore, certain classes may be discussed below that are not necessarily offered in this Prospectus. The classes of shares that are offered by the Fund are those listed on the cover page designated with a ticker symbol.

This section of the Prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Victory Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm's policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

Each Victory Fund calculates its share price, called its net asset value ("NAV"), each business day as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE"), which is normally 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the NYSE, a Fund's share price will be determined based upon the close of the NYSE. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the NYSE is open.

To the extent a Fund’s investments include securities that are primarily traded in foreign markets, the value of those securities may change on days when shareholders are unable to purchase and redeem a Fund’s shares, such as on weekends or other days when the Fund does not price its shares.

Each Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase, redemption or exchange requests. In addition, if the Securities Industry and Financial Markets Association recommends that government securities dealers close before the close of regular trading on the NYSE (the “Alternative Closing Time”), the Fund reserves the right to refuse any purchase or redemption order received after the Alternative Closing Time. If the Fund closes at the Alternative Closing Time, its NAV will be calculated as of the Alternative Closing Time. You may not be able to buy or sell shares on Columbus Day and Veterans Day, or on holidays when the Federal Reserve system is closed, but the NYSE and other financial markets are open

Each Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, a Fund will price its investments at fair value according to procedures approved by the Board of Trustees. A Fund will fair value a security when:

  Trading in the security has been halted;
  The market quotation for the security is clearly erroneous due to a clerical error;
  The security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or
  An event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security's actual market value in light of subsequent relevant information, and the security's opening price on the next trading day may be different from the fair value price assigned to the security.

Each Victory Fund calculates the NAV of each share class by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find a Fund's NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find a Fund's NAV by calling 800-539-3863 or by visiting the Funds' website at VictoryFunds.com.

Choosing a Share Class

CLASS A

  Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
  A contingent deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class A shares also pay ongoing distribution and/or service (12b-1) fees.
  Lower annual expenses than Class C or Class R shares.

CLASS C

  No front-end sales charge. All your money goes to work for you right away.
  A CDSC may be imposed if you sell your shares within twelve months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class C shares also pay ongoing distribution and/or service (12b-1) fees.
  Higher annual expenses than all other classes of shares.

CLASS I

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class I shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class I shares are only available to certain investors.
  Typically lower annual expenses than all other classes of shares except Class R6 shares.

CLASS R

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class R shares pay ongoing distribution and/or service (12b-1) fees.
  Class R shares are only available to certain investors.
  Higher annual expenses than all classes except Class C shares.

CLASS R6

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class R6 shares are only available to certain investors.
  Typically lower annual expenses than all other classes of shares.

CLASS Y

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class Y shares are only available to certain investors.
  Typically lower annual expenses than Classes A, C and R shares.

Share Classes

When you purchase shares of a Fund, you must choose a share class. The Victory Funds offer Class A, Class C, Class I, Class R, Class R6 and Class Y shares. Each share class represents an interest in the same portfolio of securities, but the classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. Not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders. The Victory Funds may offer additional classes of shares in the future.

Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

The Funds reserve the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Funds may also waive any applicable eligibility criteria or investment minimums at its discretion.

A Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Funds reserve the right to liquidate the shares held in accounts maintained by the financial intermediary.

Calculation of Sales Charges for Class A Shares

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the "front-end sales load." The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints."

All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

In order to obtain a breakpoint discount, you must inform the Victory Funds or your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your Victory accounts and any linked accounts, such as accounts opened with a different financial intermediary.

The current sales charge rates and breakpoint levels for Class A shares of the Funds are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	2.00%	2.04%
$50,000 up to $99,999	1.75%	1.78%
$100,000 up to $249,999	1.50%	1.52%
$250,000 up to $499,999	1.25%	1.27%
$500,000 up to $999,999	1.00%	1.01%
$1,000,000 and above[1]	0.00%	0.00%

1  A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC reductions for Class A Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.

Sales Charge Reductions and Waivers for Class A Shares

There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges and, in some cases, eliminate sales charges.

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Funds' transfer agent, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid for shares of the Victory Funds held in: any accounts (e.g., retirement accounts) established (i) with the Victory Funds and your Investment Professional; (ii) with other financial intermediaries; and (iii) in the name of immediate family household members (spouse or domestic partner and children under 21).

The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Funds or through a financial intermediary. In all instances, it is your responsibility to notify the Funds or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Some intermediaries impose different policies for sales charge waivers and reductions. These variations are described for these firms in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated herein. In order to obtain waivers and discounts that are not available through your intermediary, you must purchase Fund shares directly from the Funds or through another intermediary.

You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Portfolios' Mutual Funds Pricing Policies.

You may reduce or eliminate the sales charge applicable to Class A shares in a number of ways:

  Breakpoint - Purchase a sufficient amount to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
  Letter of Intent - If you anticipate purchasing $50,000 or more of Class A shares of the Fund, including any purchase of Class A shares of other Victory Funds (excluding those Funds that do not impose a sales charge), within a 13-month period, you may qualify for a sales charge breakpoint as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
  Right of Accumulation - You may add the value of any Class A shares of a Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment of that fund to determine if your additional investment will qualify for a sales charge breakpoint. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Right of Accumulation, you or your Investment Professional must inform the Fund’s transfer agent that the Right applies each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;
  Combination Privilege - You may combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;
  Reinstatement Privilege - You may reinvest at NAV all or part of your redemption proceeds within 90 days of a redemption of Class A shares of a Fund;
  Waiver - The Victory Funds will completely waive the sales charge for Class A shares in the following cases:
    Purchases of $1,000,000 or more;
    Purchases by certain individuals associated with the Victory Funds or service providers (see "Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers");
    Purchases by registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with the Funds' distributor ("Distributor"), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
    Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
    Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account;
    Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
    Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as "supermarkets");
    Purchases by certain financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
    Investors that have an investment account with the Adviser;
    Purchases by CMS Energy employees participating in a Victory prototype Roth IRA plan by way of payroll deduction from CMS Energy; and
    Individuals who reinvest the proceeds of redemptions from Class I, Class R6 or Class Y shares of a Victory Fund within 60 days of redemption.

You should inform the Fund or your Investment Professional at the time of purchase of the sales charge waiver category which you believe applies.

CDSC for Class A Shares

A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.

CDSC for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within twelve months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinvested do not result in a refund of any CDSC paid by the shareholder, but the reinvested shares will be treated as CDSC exempt upon reinvestment. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to a CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

CDSC Reductions and Waivers for Class A and Class C Shares

No CDSC is imposed on redemptions of Class A and Class C shares in the following circumstances:

  To the extent that the shares redeemed:
    are no longer subject to the holding period for such shares;
    resulted from reinvestment of distributions; or
    were exchanged for shares of another Victory Fund as allowed by the Prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
  Following the death or post-purchase disability of:
    a registered shareholder on an account; or
    a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
  Distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from:
    required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
    tax free returns of excess contributions or returns of excess deferral amounts;
    distributions on the death or disability of the account holder;
    distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
    distributions as a result of separation of service;
  Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
  In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
  When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
  Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Eligibility Requirements to Purchase Class I Shares

Class I shares may only be purchased by:

  Institutional and individual retail investors with a minimum investment in Class I shares of $2,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
  Investors who purchase through advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account ("Advisory Programs"). Such transactions may be subject to additional rules or requirements of the applicable Advisory Program;
  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans; and
  Brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $2,000,000.

Eligibility Requirements to Purchase Class R Shares

A Fund reserves the right to change the criteria for eligible investors and the investment minimums.

Class R shares may only be purchased by:

  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans; and
  Investors who purchase through Advisory Programs with an approved financial intermediary.

Eligibility Requirements to Purchase Class R6 Shares

Class R6 shares may only be purchased by:

  Registered investment companies;
  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization, employer sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
  Endowments and foundations; and
  Investors who purchase through Advisory Programs with an approved financial intermediary.

Eligibility Requirements to Purchase Class Y Shares

Class Y shares may only be purchased by:

  Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
  Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds, who invest at least $2,500;
  Brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class Y shares through these programs may be required to pay a commission and/or other forms of compensation to the broker;
  Pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Fund;
  Investors who purchase through Advisory Programs with an approved financial intermediary.
  Purchases by:
    investment advisory clients of the Adviser; or
    investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.

Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers

Current and retired Victory Fund trustees and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by a Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. "Affiliated Providers" are affiliates of the Adviser and organizations that provide services to the Trust.

Information About Fees

Distribution and Service Plans

In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A, Class C and Class R shares of the Funds.

Under the Class A Distribution and Service Plan, a Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of Class A shares. Under the Class R Distribution and Service Plan, a Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of its average daily net assets of Class R shares. The fee is paid for general distribution services, for selling Class A and Class R shares of the Fund and, as applicable, for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of Fund shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, a Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund's Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of a Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

Except with respect to Class R6 shares, if you purchase Fund shares through an Investment Professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, the Adviser (and its affiliates) may make substantial payments out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds, to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other Investment Professionals for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." The Adviser (and its affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer's or financial intermediary's system. Such payments are not considered to be revenue sharing payments.

In some circumstances, these types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets, or from the resources of the Adviser or its affiliates on sales of or investments in Class R6 shares.

How to Buy Shares

Opening an Account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-539-3863. You can also download an Account Application by visiting the Victory Funds' website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Funds.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Funds are unable to collect the required information, you may not be able to open your account. Additional details about the Funds' Customer Identification Program are available in the section "Important Fund Policies."

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

Paying for Your Initial Purchase

If you wish to make an investment directly into the Victory Funds, make your check payable to the "Victory Funds." All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Funds. All payments must be denominated in U.S. dollars.

Minimum Investments

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least $50. Different intermediaries may impose different minimum investments. These variations are described in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. If you would like to buy Class I, Class R, Class R6 or Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class I, Class R, Class R6 or Class Y shares except as set forth in the Eligibility Requirements to Purchase with respect to some types of accounts.

For Class C shares, individual purchases of $1,000,000 and above will automatically be made in Class A shares.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees and immediate family members of employees, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when a Fund is purchased through an Advisory Program within qualified retirement plans or in other similar circumstances. Although the Funds may sometimes waive the minimum investment, when they do so, they always reserve the right to reject initial investments under the minimum at their discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

A Fund reserves the right to change the criteria for eligible investors and the investment minimums.

Purchasing Additional Shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

  By Mail

  To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

  By Telephone

  If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

  By Exchange

  You may purchase shares of a Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section "Exchanging Shares."

  Via the Internet

  If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House ("ACH") payment in order to execute online purchases.

  By ACH

  Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Funds do not charge a fee for ACH transfers but they reserve the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

  By Wire

  You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

  Although the transfer agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

  By Systematic Investment Plan

  To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of a Fund.

Other Purchase Rules You Should Know

The Funds reserve the right to refuse a purchase order for any reason, including if they believe that doing so would be in the best interest of a Fund or its shareholders. The Funds also reserve the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	Victory Funds P.O. Box 182593 Columbus, OH 43218-2593
BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: Victory Funds c/o FIS TA Operations 4249 Easton Way, Suite 400 Columbus, OH 43219 PHONE: 800-539-3863
BY WIRE	Call 800-539-3863 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.
BY TELEPHONE	800-539-FUND (800-539-3863)
ON THE INTERNET	www.VictoryFunds.com

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How to Exchange Shares

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling 800-539-FUND or by visiting VictoryFunds.com

The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or shares of another Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

  Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
  To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
  Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Funds' other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Class C Share Conversion

Class C shares of a Fund will automatically convert to Class A shares in the month following the 10-year anniversary date of the purchase of the Class C shares. The conversion will be effected at the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

You may be able to voluntarily convert your Class C shares before the 10-year anniversary to a different share class of the same Fund that has a lower total annual operating expense ratio provided certain conditions are met. This voluntary conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing Your Voluntary Exchange/Conversion

If your exchange or conversion request is received and accepted by the Funds, an Investment Professional or other intermediary by the close of trading as described in the section entitled, “Share Price,” then your request will be processed the same day. If received after the close of trading, your request will be processed on the next business day. Please contact your financial intermediary regarding the tax consequences of any exchange or conversion.

Exchanges will occur at the respective NAVs of the Funds' share classes next calculated after receipt and acceptance of your exchange request in good order, plus any applicable sales charge described in the Prospectus. Share class conversions will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's NAVs.

Requesting an Exchange

You can exchange shares of the Funds by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other Exchange Rules You Should Know

The Funds may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Funds may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of a Fund that were purchased through your employer's retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

  Mail a check to the address of record;
  Wire funds to a previously designated domestic financial institution;
  Mail a check to a previously designated alternate address; or
  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

  Your account registration has changed within the last 15 business days;
  The check is not being mailed to the address on your account;
  The check is not being made payable to the owner of the account;
  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or
  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information About Redemptions
  Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which will take up to 10 business days.
  We typically expect to send the proceeds from your share redemption within one business day after we execute your order, but we may take up to seven business days to send redemption proceeds, regardless of payment type. When you sell shares through your financial intermediary, you can ask the intermediary to tell you when you can expect to receive the proceeds of your redemption.
  A Fund may suspend your right to redeem your shares in the following circumstances:
    During non-routine closings of the NYSE;
    When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or
    When the SEC orders a suspension to protect the Fund's shareholders.
  A Fund typically uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet redemption requests. In unusual circumstances or under stressed market conditions, the Fund may use other methods to raise cash to meet redemption requests. For example, the Fund may borrow from a line of credit or borrow available cash held by other Victory Funds under an "interfund lending program" in reliance on an exemptive order from the SEC.
  A Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets. The Funds reserve the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.
  If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the redemption check to you or the check remains outstanding for more than six months, the Funds reserve the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

 Distributions and Taxes

Buying a dividend. You should check the Funds' distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. Each Fund passes its earnings along to investors in the form of dividends. Dividends paid by a Fund represent the net income from dividends and interest earned on investments after expenses. Each Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends annually. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of your Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the same Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. Each Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Income Earned Option

You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Distributions Option

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you will pay a sales charge on the amount of reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information About Taxes

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

A Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

  Qualified dividends received from a Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by a Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.
  Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of a Fund, or you reinvest them in shares of another Victory Fund.
  Dividends from a Fund that are attributable to interest on certain U.S. government obligations, if any, may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from a Fund.
  An exchange of a Fund's shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.
  An exchange of one class of a Fund's shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.
  Distributions from a Fund and gains from the disposition of your shares may also be subject to state and local income tax.
  An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from a Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.
  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
  Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.
  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
  A Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).
  A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.
  You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
  The Funds may provide estimated capital gain distribution information through the website at VictoryFunds.com.

 Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Victory Funds must obtain the following information for each person who opens a new account:

  Name;
  Date of birth (for individuals);
  Residential or business street address (although post office boxes are still permitted for mailing); and
  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Victory Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Victory Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided in all cases by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee (MSG). In some instances a Notary Public stamp is an acceptable alternative. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

  Change of name (Notary Public, SVP or MSG);
  Add/change banking instructions (SVP or MSG);
  Add/change beneficiaries (Notary Public, SVP or MSG);
  Add/change authorized account traders (SVP or MSG);
  Adding a Power of Attorney (Notary Public, SVP or MSG);
  Add/change Trustee (Notary Public, SVP or MSG); and
  Uniform Transfers to Minors Act/Uniform Gifts to Minors Act custodian change (Notary Public, SVP or MSG).

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Funds' Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Funds will:

  Employ "fair value" pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and
  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Funds, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Funds or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Funds, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Funds that provide a substantially similar level of protection for the Funds against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Funds' market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

A description of each Fund's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI and on the Funds' website at VictoryFunds.com.

Performance

The Victory Funds may advertise the performance of a Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Funds calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and the Funds, neither this Prospectus nor the SAI represents a contract between the Trust or the Funds and any shareholder.

 Financial Highlights

The following financial highlights tables reflect historical information about shares of the Funds and are intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of its operations. Certain information shows the results of an investment in one share of the Fund. To the extent a Fund invests in other funds, the Total Annual Operating Expenses included in a Fund's Fees and Expenses Table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

The information presented for the year ended December 31, 2019 has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ annual report. The information for all periods prior to December 31, 2019 has been audited by different independent registered public accounting firms. A Fund’s annual and semi-annual reports are available by calling the Victory Funds at 800-539-FUND and at VictoryFunds.com.

The financial highlights for each Fund reflect the historical financial highlights of its corresponding predecessor fund, a separate series of RS Investment Trust that was managed by RS Investment Management Co. LLC. Upon the completion of the reorganization of each predecessor fund with and into its respective Fund, which occurred on July 29, 2016, the Class A, C, R and Y shares of each Fund, as applicable, assumed the performance, financial and other historical information of the Class A, C, K and Y shares, respectively, of the corresponding predecessor fund.

Floating Rate Fund

	Class A Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$9.13	$9.60	$9.71	$9.08	$9.82
Investment Activities
Net Investment Income (Loss)(a)	0.55	0.52	0.46	0.46	0.46
Net Realized and Unrealized Gains (Losses) on Investments	0.29	(0.47)	(0.10)	0.63	(0.74)
Total from Investment Activities	0.84	0.05	0.36	1.09	(0.28)
Distributions to Shareholders From
Net Investment Income	(0.55)	(0.52)	(0.47)	(0.46)	(0.46)
Total Distributions	(0.55)	(0.52)	(0.47)	(0.46)	(0.46)
Net Asset Value, End of Period	$9.42	$9.13	$9.60	$9.71	$9.08
Total Return (Excludes Sales Charge)	9.43%	0.43%	3.76%	12.35%	(3.03)%
Ratios to Average Net Assets
Net Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net Investment Income (Loss)	5.89%	5.41%	4.76%	4.95%	4.71%
Gross Expenses	1.17%	1.14%	1.10%	1.11%	1.06%
Supplemental Data
Net Assets, End of Period (000's)	$146,584	$118,672	$148,060	$221,022	$227,240
Portfolio Turnover(b)	35%	48%	57%	56%	29%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$9.14	$9.61	$9.72	$9.08	$9.83
Investment Activities
Net Investment Income (Loss)(a)	0.48	0.44	0.38	0.39	0.38
Net Realized and Unrealized Gains (Losses) on Investments	0.28	(0.47)	(0.10)	0.64	(0.75)
Total from Investment Activities	0.76	(0.03)	0.28	1.03	(0.37)
Distributions to Shareholders From
Net Investment Income	(0.48)	(0.44)	(0.39)	(0.39)	(0.38)
Total Distributions	(0.48)	(0.44)	(0.39)	(0.39)	(0.38)
Net Asset Value, End of Period	$9.42	$9.14	$9.61	$9.72	$9.08
Total Return (Excludes Contingent Deferred Sales Charge)	8.49%	(0.38)%	2.93%	11.57%	(3.91)%
Ratios to Average Net Assets
Net Expenses	1.80%	1.80%	1.80%	1.80%	1.80%
Net Investment Income (Loss)	5.08%	4.60%	3.97%	4.18%	3.92%
Gross Expenses	1.92%	1.90%	1.87%	1.89%	1.85%
Supplemental Data
Net Assets, End of Period (000's)	$149,054	$211,462	$265,486	$341,169	$399,361
Portfolio Turnover(b)	35%	48%	57%	56%	29%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$9.13	$9.60	$9.72	$9.08	$9.83
Investment Activities
Net Investment Income (Loss)(a)	0.50	0.46	0.41	0.42	0.41
Net Realized and Unrealized Gains (Losses) on Investments	0.28	(0.46)	(0.12)	0.63	(0.75)
Total from Investment Activities	0.78	—(b)	0.29	1.05	(0.34)
Distributions to Shareholders From
Net Investment Income	(0.50)	(0.47)	(0.41)	(0.41)	(0.41)
Total Distributions	(0.50)	(0.47)	(0.41)	(0.41)	(0.41)
Net Asset Value, End of Period	$9.41	$9.13	$9.60	$9.72	$9.08
Total Return	8.75%	(0.13)%	3.07%	11.88%	(3.62)%
Ratios to Average Net Assets
Net Expenses	1.56%	1.56%	1.56%	1.53%	1.52%
Net Investment Income (Loss)	5.34%	4.84%	4.20%	4.48%	4.22%
Gross Expenses	3.73%	2.99%	2.26%	1.53%	1.52%
Supplemental Data
Net Assets, End of Period (000's)	$455	$716	$916	$1,319	$1,920
Portfolio Turnover(c)	35%	48%	57%	56%	29%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$9.14	$9.61	$9.72	$9.08	$9.83
Investment Activities
Net Investment Income (Loss)(a)	0.57	0.54	0.48	0.49	0.48
Net Realized and Unrealized Gains (Losses) on Investments	0.29	(0.47)	(0.10)	0.63	(0.75)
Total from Investment Activities	0.86	0.07	0.38	1.12	(0.27)
Distributions to Shareholders From
Net Investment Income	(0.57)	(0.54)	(0.49)	(0.48)	(0.48)
Total Distributions	(0.57)	(0.54)	(0.49)	(0.48)	(0.48)
Net Asset Value, End of Period	$9.43	$9.14	$9.61	$9.72	$9.08
Total Return	9.65%	0.64%	3.98%	12.71%	(2.91)%
Ratios to Average Net Assets
Net Expenses	0.78%	0.78%	0.78%	0.78%	0.78%
Net Investment Income (Loss)	6.10%	5.64%	4.99%	5.21%	4.91%
Gross Expenses	0.92%	0.89%	0.88%	0.88%	0.84%
Supplemental Data
Net Assets, End of Period (000's)	$289,796	$281,545	$276,195	$370,035	$471,827
Portfolio Turnover(b)	35%	48%	57%	56%	29%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

High Income Municipal Bond Fund

	Class A Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$10.39	$10.79	$10.35	$10.89	$10.84
Investment Activities
Net Investment Income (Loss)(a)	0.35	0.43	0.46	0.44	0.43
Net Realized and Unrealized Gains (Losses) on Investments	0.47	(0.40)	0.44	(0.54)	0.05
Total from Investment Activities	0.82	0.03	0.90	(0.10)	0.48
Distributions to Shareholders From
Net Investment Income	(0.40)	(0.43)	(0.46)	(0.44)	(0.43)
Net Realized Gains from Investments	(0.06)	—	—	—	—
Total Distributions	(0.46)	(0.43)	(0.46)	(0.44)	(0.43)
Net Asset Value, End of Period	$10.75	$10.39	$10.79	$10.35	$10.89
Total Return (Excludes Sales Charge)	8.04%	0.34%	8.85%	(1.04)%	4.51%
Ratios to Average Net Assets
Net Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net Investment Income (Loss)	3.27%	4.13%	4.31%	4.02%	3.96%
Gross Expenses	1.09%	1.02%	0.96%	0.96%	0.95%
Supplemental Data
Net Assets, End of Period (000's)	$19,153	$16,483	$25,831	$32,943	$48,485
Portfolio Turnover(b)	49%	48%	66%	49%	53%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$10.39	$10.79	$10.35	$10.89	$10.84
Investment Activities
Net Investment Income (Loss)(a)	0.28	0.35	0.38	0.36	0.35
Net Realized and Unrealized Gains (Losses) on Investments	0.46	(0.40)	0.44	(0.54)	0.05
Total from Investment Activities	0.74	(0.05)	0.82	(0.18)	0.40
Distributions to Shareholders From
Net Investment Income	(0.32)	(0.35)	(0.38)	(0.36)	(0.35)
Net Realized Gains from Investments	(0.06)	—	—	—	—
Total Distributions	(0.38)	(0.35)	(0.38)	(0.36)	(0.35)
Net Asset Value, End of Period	$10.75	$10.39	$10.79	$10.35	$10.89
Total Return (Excludes Contingent Deferred Sales Charge)	7.22%	(0.43)%	8.01%	(1.79)%	3.71%
Ratios to Average Net Assets
Net Expenses	1.57%	1.57%	1.57%	1.57%	1.57%
Net Investment Income (Loss)	2.61%	3.35%	3.54%	3.26%	3.19%
Gross Expenses	1.85%	1.78%	1.73%	1.73%	1.73%
Supplemental Data
Net Assets, End of Period (000's)	$13,995	$19,282	$25,175	$29,563	$36,190
Portfolio Turnover(b)	49%	48%	66%	49%	53%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$10.39	$10.79	$10.35	$10.89	$10.84
Investment Activities
Net Investment Income (Loss)(a)	0.38	0.46	0.48	0.47	0.45
Net Realized and Unrealized Gains (Losses) on Investments	0.47	(0.40)	0.44	(0.54)	0.05
Total from Investment Activities	0.85	0.06	0.92	(0.07)	0.50
Distributions to Shareholders From
Net Investment Income	(0.43)	(0.46)	(0.48)	(0.47)	(0.45)
Net Realized Gains from Investments	(0.06)	—	—	—	—
Total Distributions	(0.49)	(0.46)	(0.48)	(0.47)	(0.45)
Net Asset Value, End of Period	$10.75	$10.39	$10.79	$10.35	$10.89
Total Return	8.29%	0.57%	9.10%	(0.81)%	4.75%
Ratios to Average Net Assets
Net Expenses	0.57%	0.57%	0.57%	0.57%	0.57%
Net Investment Income (Loss)	3.56%	4.36%	4.55%	4.26%	4.18%
Gross Expenses	0.88%	0.78%	0.73%	0.72%	0.73%
Supplemental Data
Net Assets, End of Period (000's)	$10,620	$11,683	$26,864	$36,603	$43,024
Portfolio Turnover(b)	49%	48%	66%	49%	53%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

High Yield Fund

	Class A Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$6.20	$6.57	$6.34	$5.85	$6.52
Investment Activities
Net Investment Income (Loss)(a)	0.37	0.39	0.39	0.38	0.40
Net Realized and Unrealized Gains (Losses) on Investments	0.54	(0.37)	0.22	0.49	(0.67)
Total from Investment Activities	0.91	0.02	0.61	0.87	(0.27)
Distributions to Shareholders From
Net Investment Income	(0.38)	(0.39)	(0.38)	(0.38)	(0.40)
Total Distributions	(0.38)	(0.39)	(0.38)	(0.38)	(0.40)
Net Asset Value, End of Period	6.73	6.20	6.57	6.34	5.85
Total Return (Excludes Sales Charge)	14.90%	0.28%	9.93%	15.40%	(4.51)%
Ratios to Average Net Assets
Net Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net Investment Income (Loss)	5.70%	6.01%	5.99%	6.32%	6.16%
Gross Expenses	1.12%	1.12%	1.13%	1.18%	1.16%
Supplemental Data
Net Assets, End of Period (000's)	$31,602	$23,797	$21,882	$25,530	$26,608
Portfolio Turnover(b)	87%	87%	174%	165%	151%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$6.21	$6.58	$6.35	$5.86	$6.53
Investment Activities
Net Investment Income (Loss)(a)	0.33	0.34	0.34	0.34	0.35
Net Realized and Unrealized Gains (Losses) on Investments	0.54	(0.36)	0.23	0.49	(0.67)
Total from Investment Activities	0.87	(0.02)	0.57	0.83	(0.32)
Distributions to Shareholders From
Net Investment Income	(0.33)	(0.35)	(0.34)	(0.34)	(0.35)
Total Distributions	(0.33)	(0.35)	(0.34)	(0.34)	(0.35)
Net Asset Value, End of Period	6.75	6.21	6.58	6.35	5.86
Total Return (Excludes Contingent Deferred Sales Charge)	14.24%	(0.43)%	9.19%	14.58%	(5.16)%
Ratios to Average Net Assets
Net Expenses	1.70%	1.70%	1.70%	1.70%	1.70%
Net Investment Income (Loss)	5.00%	5.29%	5.27%	5.61%	5.47%
Gross Expenses	1.82%	1.84%	1.84%	1.91%	1.90%
Supplemental Data
Net Assets, End of Period (000's)	$21,163	$19,432	$22,283	$22,498	$22,138
Portfolio Turnover(b)	87%	87%	174%	165%	151%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$6.22	$6.59	$6.35	$5.87	$6.54
Investment Activities
Net Investment Income (Loss)(a)	0.35	0.37	0.37	0.36	0.37
Net Realized and Unrealized Gains (Losses) on Investments	0.53	(0.37)	0.23	0.48	(0.66)
Total from Investment Activities	0.88	—(b)	0.60	0.84	(0.29)
Distributions to Shareholders From
Net Investment Income	(0.35)	(0.37)	(0.36)	(0.36)	(0.38)
Total Distributions	(0.35)	(0.37)	(0.36)	(0.36)	(0.38)
Net Asset Value, End of Period	6.75	6.22	6.59	6.35	5.87
Total Return	14.48%	(0.07)%	9.64%	14.78%	(4.82)%
Ratios to Average Net Assets
Net Expenses	1.33%	1.35%	1.35%	1.35%	1.35%
Net Investment Income (Loss)	5.37%	5.64%	5.61%	5.96%	5.82%
Gross Expenses	1.33%	1.35%	1.36%	1.45%	1.51%
Supplemental Data
Net Assets, End of Period (000's)	$18,818	$17,595	$19,217	$18,742	$18,042
Portfolio Turnover(c)	87%	87%	174%	165%	151%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$6.17	$6.54	$6.31	$5.82	$6.49
Investment Activities
Net Investment Income (Loss)(a)	0.39	0.41	0.40	0.39	0.41
Net Realized and Unrealized Gains (Losses) on Investments	0.53	(0.37)	0.23	0.49	(0.67)
Total from Investment Activities	0.92	0.04	0.63	0.88	(0.26)
Distributions to Shareholders From
Net Investment Income	(0.39)	(0.41)	(0.40)	(0.39)	(0.41)
Total Distributions	(0.39)	(0.41)	(0.40)	(0.39)	(0.41)
Net Asset Value, End of Period	6.70	6.17	6.54	6.31	5.82
Total Return	15.25%	0.52%	10.24%	15.72%	(4.34)%
Ratios to Average Net Assets
Net Expenses	0.76%	0.76%	0.76%	0.76%	0.76%
Net Investment Income (Loss)	5.96%	6.32%	6.27%	6.54%	6.36%
Gross Expenses	0.92%	0.97%	1.04%	1.00%	0.95%
Supplemental Data
Net Assets, End of Period (000's)	$108,171	$21,060	$5,213	$6,938	$6,047
Portfolio Turnover(b)	87%	87%	174%	165%	151%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Strategic Income Fund

	Class A Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$9.74	$10.14	$9.99	$9.68	$10.10
Investment Activities
Net Investment Income (Loss)(a)	0.27	0.34	0.33	0.23	0.31
Net Realized and Unrealized Gains (Losses) on Investments	0.61	(0.41)	0.17	0.36	(0.40)
Total from Investment Activities	0.88	(0.07)	0.50	0.59	(0.09)
Distributions to Shareholders From
Net Investment Income	(0.25)	(0.33)	(0.35)	(0.27)	(0.32)
Net Realized Gains from Investments	—	—	—	—	(0.01)
Return of Capital	(0.02)	—	—	(0.01)	—
Total Distributions	(0.27)	(0.33)	(0.35)	(0.28)	(0.33)
Net Asset Value, End of Period	$10.35	$9.74	$10.14	$9.99	$9.68
Total Return (Excludes Sales Charge)	9.17%	(0.66)%	5.12%	6.20%	(0.93)%
Ratios to Average Net Assets
Net Expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net Investment Income (Loss)	2.61%	3.46%	3.24%	2.28%	3.05%
Gross Expenses	1.11%	1.09%	1.07%	1.17%	1.16%
Supplemental Data
Net Assets, End of Period (000's)	$33,767	$32,053	$34,957	$37,121	$37,845
Portfolio Turnover(b)	106%	115%	138%	79%	41%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$9.79	$10.19	$10.04	$9.72	$10.15
Investment Activities
Net Investment Income (Loss)(a)	0.19	0.26	0.25	0.15	0.23
Net Realized and Unrealized Gains (Losses) on Investments	0.61	(0.41)	0.17	0.38	(0.40)
Total from Investment Activities	0.80	(0.15)	0.42	0.53	(0.17)
Distributions to Shareholders From
Net Investment Income	(0.18)	(0.25)	(0.27)	(0.20)	(0.25)
Net Realized Gains from Investments	—	—	—	—	(0.01)
Return of Capital	(0.01)	—	—	(0.01)	—
Total Distributions	(0.19)	(0.25)	(0.27)	(0.21)	(0.26)
Net Asset Value, End of Period	$10.40	$9.79	$10.19	$10.04	$9.72
Total Return (Excludes Contingent Deferred Sales Charge)	8.26%	(1.45)%	4.27%	5.46%	(1.79)%
Ratios to Average Net Assets
Net Expenses	1.74%	1.74%	1.74%	1.74%	1.74%
Net Investment Income (Loss)	1.83%	2.65%	2.44%	1.49%	2.25%
Gross Expenses	2.00%	1.97%	1.89%	2.00%	1.97%
Supplemental Data
Net Assets, End of Period (000's)	$9,126	$10,221	$11,671	$11,547	$12,940
Portfolio Turnover(b)	106%	115%	138%	79%	41%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$9.79	$10.20	$10.04	$9.73	$10.16
Investment Activities
Net Investment Income (Loss)(a)	0.23	0.30	0.29	0.19	0.27
Net Realized and Unrealized Gains (Losses) on Investments	0.62	(0.42)	0.18	0.37	(0.40)
Total from Investment Activities	0.85	(0.12)	0.47	0.56	(0.13)
Distributions to Shareholders From
Net Investment Income	(0.22)	(0.29)	(0.31)	(0.24)	(0.29)
Net Realized Gains from Investments	—	—	—	—	(0.01)
Return of Capital	(0.01)	—	—	(0.01)	—
Total Distributions	(0.23)	(0.29)	(0.31)	(0.25)	(0.30)
Net Asset Value, End of Period	$10.41	$9.79	$10.20	$10.04	$9.73
Total Return	8.79%	(1.15)%	4.78%	5.77%	(1.39)%
Ratios to Average Net Assets
Net Expenses	1.34%	1.34%	1.34%	1.34%	1.34%
Net Investment Income (Loss)	2.21%	3.05%	2.83%	1.89%	2.64%
Gross Expenses	1.77%	1.70%	1.61%	1.53%	1.58%
Supplemental Data
Net Assets, End of Period (000's)	$2,866	$2,761	$2,927	$2,979	$3,338
Portfolio Turnover(b)	106%	115%	138%	79%	41%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$9.69	$10.09	$9.94	$9.63	$10.05
Investment Activities
Net Investment Income (Loss)(a)	0.29	0.36	0.35	0.25	0.32
Net Realized and Unrealized Gains (Losses) on Investments	0.61	(0.41)	0.18	0.36	(0.39)
Total from Investment Activities	0.90	(0.05)	0.53	0.61	(0.07)
Distributions to Shareholders From
Net Investment Income	(0.28)	(0.35)	(0.38)	(0.29)	(0.34)
Net Realized Gains from Investments	—	—	—	—	(0.01)
Return of Capital	(0.02)	—	—	(0.01)	—
Total Distributions	(0.30)	(0.35)	(0.38)	(0.30)	(0.35)
Net Asset Value, End of Period	$10.29	$9.69	$10.09	$9.94	$9.63
Total Return	9.35%	(0.45)%	5.38%	6.45%	(0.74)%
Ratios to Average Net Assets
Net Expenses	0.74%	0.74%	0.74%	0.74%	0.74%
Net Investment Income (Loss)	2.83%	3.72%	3.46%	2.50%	3.24%
Gross Expenses	1.11%	1.06%	0.95%	0.99%	0.98%
Supplemental Data
Net Assets, End of Period (000's)	$5,274	$4,798	$10,180	$11,768	$13,217
Portfolio Turnover(b)	106%	115%	138%	79%	41%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Tax-Exempt Fund

	Class A Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$9.47	$9.91	$9.65	$10.53	$10.83
Investment Activities
Net Investment Income (Loss)(a)	0.30	0.36	0.36	0.35	0.35
Net Realized and Unrealized Gains (Losses) on Investments	0.53	(0.30)	0.39	(0.49)	(0.05)
Total from Investment Activities	0.83	0.06	0.75	(0.14)	0.30
Distributions to Shareholders From
Net Investment Income	(0.34)	(0.36)	(0.37)	(0.35)	(0.35)
Net Realized Gains from Investments	(0.12)	(0.14)	(0.12)	(0.39)	(0.25)
Total Distributions	(0.46)	(0.50)	(0.49)	(0.74)	(0.60)
Net Asset Value, End of Period	$9.84	$9.47	$9.91	$9.65	$10.53
Total Return (Excludes Sales Charge)	8.82%	0.69%	7.89%	(1.40)%	2.76%
Ratios to Average Net Assets
Net Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net Investment Income (Loss)	3.04%	3.68%	3.70%	3.30%	3.22%
Gross Expenses	1.02%	0.97%	0.96%	0.95%	0.93%
Supplemental Data
Net Assets, End of Period (000's)	$30,251	$29,993	$37,570	$54,658	$90,301
Portfolio Turnover(b)	64%	42%	84%	39%	39%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$9.47	$9.90	$9.65	$10.53	$10.82
Investment Activities
Net Investment Income (Loss)(a)	0.23	0.28	0.29	0.26	0.26
Net Realized and Unrealized Gains (Losses) on Investments	0.52	(0.29)	0.37	(0.48)	(0.04)
Total from Investment Activities	0.75	(0.01)	0.66	(0.22)	0.22
Distributions to Shareholders From
Net Investment Income	(0.26)	(0.28)	(0.29)	(0.27)	(0.26)
Net Realized Gains from Investments	(0.12)	(0.14)	(0.12)	(0.39)	(0.25)
Total Distributions	(0.38)	(0.42)	(0.41)	(0.66)	(0.51)
Net Asset Value, End of Period	$9.84	$9.47	$9.90	$9.65	$10.53
Total Return (Excludes Contingent Deferred Sales Charge)	7.97%	(0.01)%	6.92%	(2.19)%	2.04%
Ratios to Average Net Assets
Net Expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net Investment Income (Loss)	2.34%	2.88%	2.89%	2.51%	2.43%
Gross Expenses	1.82%	1.78%	1.74%	1.71%	1.70%
Supplemental Data
Net Assets, End of Period (000's)	$11,259	$17,986	$26,520	$33,369	$43,404
Portfolio Turnover(b)	64%	42%	84%	39%	39%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$9.46	$9.90	$9.65	$10.52	$10.82
Investment Activities
Net Investment Income (Loss)(a)	0.30	0.37	0.37	0.36	0.36
Net Realized and Unrealized Gains (Losses) on Investments	0.55	(0.30)	0.38	(0.48)	(0.05)
Total from Investment Activities	0.85	0.07	0.75	(0.12)	0.31
Distributions to Shareholders From
Net Investment Income	(0.35)	(0.37)	(0.38)	(0.36)	(0.36)
Net Realized Gains from Investments	(0.12)	(0.14)	(0.12)	(0.39)	(0.25)
Total Distributions	(0.47)	(0.51)	(0.50)	(0.75)	(0.61)
Net Asset Value, End of Period	$9.84	$9.46	$9.90	$9.65	$10.52
Total Return	9.06%	0.80%	7.90%	(1.20)%	2.87%
Ratios to Average Net Assets
Net Expenses	0.69%	0.69%	0.69%	0.69%	0.69%
Net Investment Income (Loss)	3.07%	3.79%	3.80%	3.41%	3.33%
Gross Expenses	0.83%	0.77%	0.73%	0.71%	0.71%
Supplemental Data
Net Assets, End of Period (000's)	$24,459	$20,260	$27,420	$31,762	$52,012
Portfolio Turnover(b)	64%	42%	84%	39%	39%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 Appendix A — Variations in Sales Charge
Reductions and Waivers Available Through
Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch, Ameriprise Financial, Morgan Stanley Wealth Management, Raymond James, Janney Montgomery Scott LLC, Edward D. Jones & Co. or Oppenheimer & Co. Inc. platform or account.

In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or in the SAI.

Front-End Sales Charge Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement
CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this Prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial

Shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Ameriprise Financial
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)
Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)
Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund's Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
Shares purchased through a Morgan Stanley self-directed brokerage account
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James
CDSC Waivers on Classes A and C Shares available at Raymond James
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IrS regulations as described in the fund's prospectus
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
Shares acquired through a right of reinstatement
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
Breakpoints as described in this Prospectus
Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Janney Montgomery Scott LLC ("Janney")

Shareholders purchasing fund shares through a Janney brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-End Sales Charge Waivers on Class A shares available at Janney[1]
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Shares acquired through a right of reinstatement
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures
CDSC Waivers on Class A and C shares available at Janney
Shares sold upon the death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
Shares purchased in connection with a return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 701/2 as described in the fund’s Prospectus.
Shares sold to pay Janney fees but only if the transaction is initiated by Janney
Shares acquired through a right of reinstatement
Shares exchanged into the same share class of a different fund.
Front-End Load Discounts available at Janney: Breakpoints, Rights of Accumulation and/or letters of intent[1]
Breakpoints as described in this Prospectus
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

1  Also referred to as an "initial sales charge."

Edward D. Jones & Co ("Edward Jones")

Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund's Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Victory Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints
Rights of Accumulation (ROA)
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of the Victory Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation
ROA is determined by calculating the higher of cost or market value (current shares x NAV)
Letter of Intent (LOI)
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing
Shares purchased in an Edward Jones fee-based program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account
Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus
Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
Death or disability of the shareholder
Systematic withdrawals with up to 10% per year of account value
Return of excess contributions from an Individual Retirement Account (IRA)
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones
Shares exchanged in an Edward Jones fee-based program
Shares acquired through NAV reinstatement
Other Important Information
Minimum Purchase Amounts
$250 initial purchase minimum
$50 subsequent purchase minimum
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
A fee-based account held on an Edward Jones platform
A 529 account held on an Edward Jones platform
An account with an active systematic investment plan or letter of intent (LOI)
Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares

Oppenheimer & Co. Inc. (“OPCO”)

Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at OPCO
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through an OPCO affiliated investment advisory program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
Employees and registered representatives of OPCO or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A and C Shares available at OPCO
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this Prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

P.O. Box 182593
Columbus, OH 43218-2593

Statement of Additional Information (SAI):  The SAI contains more information about the Fund's operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you do not request a copy.

Annual and Semi-Annual Reports:  Annual and semi-annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.

How to Obtain Information:  You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863)	By mail: Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC) on the SEC's Edgar database at http://www.sec.gov or, after paying a duplicating fee, by electronic request sent to the following e-mail address: publicinfo@sec.gov.

On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov
Investment Company Act File Number 811-4852	VF-RS-FIF-PRO (05/20)

May 1, 2020

Prospectus

Victory Global Natural Resources Fund

Class A	Class C	Class I	Class R	Class R6	Class Y
RSNRX	RGNCX	—	RSNKX	—	RSNYX

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-539-FUND
(800-539-3863)

Victory Funds

Fund Summary

    Investment Objective

    Fund Fees and Expenses

    Principal Investment Strategy

    Principal Risks

    Investment Performance

    Management of the Fund

    Purchase and Sale of Fund Shares

    Tax Information

    Payments to Broker-Dealers and Other Financial Intermediaries

Additional Fund Information

    Investments

    Risk Factors

Impact on Returns Example

Organization and Management of the Fund

Investing with the Victory Funds

    Share Price

    Choosing a Share Class

    Information About Fees

    How to Buy Shares

    How to Exchange Shares

    How to Sell Shares

Distributions and Taxes

Important Fund Policies

Financial Highlights

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

 Global Natural Resources Fund Summary

Investment Objective

The Victory Global Natural Resources Fund (the "Fund") seeks to provide long-term capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 16 of the Fund's Prospectus, in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your Investment Professional.

Shareholder Fee (fees paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%[2]	NONE	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	NONE
Other Expenses	0.44%	0.75%	2.81%	0.26%
Total Annual Fund Operating Expenses	1.69%	2.75%	4.31%	1.26%
Fee Waiver/Expense Reimbursement[3]	(0.21)%	(0.47)%	(2.45)%	(0.11)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	1.48%	2.28%	1.86%	1.15%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.48%, 2.28%, 1.86% and 1.15% of the Fund's Class A, Class C, Class R and Class Y shares, respectively, through at least April 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$717	$1,058	$1,421	$2,441
Class C (If you sell your shares at the end of the period.)	$331	$809	$1,413	$3,046
Class C (If you do not sell your shares at the end of the period.)	$ 231	$809	$1,413	$3,046
Class R	$189	$1,084	$1,992	$4,316
Class Y	$117	$389	$681	$1,513

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests, under normal circumstances, at least 80% of its assets in securities of companies that SailingStone Capital Partners LLC, the Fund's sub-adviser, ("SailingStone") considers to be principally engaged in natural resources industries. The Fund may invest in securities of issuers located anywhere in the world and normally will invest in securities of companies located in at least three countries, which may include the United States.

The Fund is non-diversified and expects to hold a larger portion of its assets in a smaller number of issuers. The Fund will likely hold a more limited number of securities than many other mutual funds. The Fund's investment team currently expects that the Fund typically will hold between 15 and 30 securities positions.

In evaluating investments for the Fund, SailingStone conducts fundamental analysis focused on the following factors: supply cost curve of a given commodity, asset location along that curve to identify "advantaged assets," inventory of future projects which provide the basis for future value creation, management team quality to determine capital allocation discipline and history of value creation, and country risk. "Advantaged assets" are the low cost producers of a given commodity that SailingStone believes offer a competitive advantage in the form of achieving higher returns on capital relative to their cost of capital and the returns of other producers.

SailingStone believes that investments in the securities of advantaged producers run by capable management teams can create value for long-term investors independent of commodity prices. Valuation is an important part of the investment process. SailingStone seeks to purchase interests in companies with these characteristics when it believes the stock price reflects a limited possibility of permanent capital impairment.

SailingStone seeks to identify companies that have the potential to provide favorable long-term investment performance in any of the natural resources industries over a commodity price cycle. The Fund invests in companies of any size, although it is likely that many of the companies offering the most attractive long-term returns will be smaller and medium-sized companies. SailingStone does not attempt to replicate within the Fund's portfolio the commodity exposures of broad natural resources equity indices or to replicate or approximate any index return. As a result, the representations of the various natural resources equity industries in the Fund's portfolio will likely differ significantly from the representations of those same industries in any one or more natural resources equity indices, and the Fund's investment performance will likely differ, at times substantially, from that of such indices.

Companies in natural resources industries include companies that SailingStone considers to be principally engaged in the discovery, development, production, or distribution of natural resources; the development of technologies for the production or efficient use of natural resources; or the furnishing of related supplies or services. Natural resources may include, for example, energy sources, precious and other metals, forest products, real estate, food and agriculture, and other basic commodities.

A particular company will be considered to be principally engaged in natural resources industries if at the time of investment at least 50% of the company's assets, gross income, cash flow, or net profits is, in SailingStone's judgment, committed to, or derived from, those industries. A company will also be considered to be principally engaged in natural resources industries if SailingStone believes that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in natural resources industries.

SailingStone regularly reviews the Fund's investments and will sell securities when it believes the securities are no longer attractive because of valuation; however there are a number of other reasons that could result in a position being reduced or sold. These include (1) a poor capital allocation decision, (2) a change in project economics and/or a change in the cost curve, (3) a change in above-ground risk, (4) a change in balance sheet risk, (5) a change in management or management execution, and (6) a change in governance practices.

From time to time, the Fund may make investments in private placements. In addition, the Fund may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

Principal Risks

The Fund's investments are subject to the following principal risks:

Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Stock Market Risk – Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

Natural Resources Investment Risk – Investment in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations. For example, the COVID-19 pandemic has drastically reduced the demand for various natural resources, including oil, and has drastically increased the price volatility of natural resources and companies within the natural resources industry. An extended period of reduced (or negative) prices may significantly lengthen the time that companies within the natural resources industries would need to recover after a stabilization of prices. Investments in interests in oil, gas or mineral exploration or development programs, including pipelines, may be held through master limited partnerships ("MLPs"), which are generally subject to many of the risks that apply to partnerships and may also be subject to certain tax risks.

Non-Diversified Risk – As a non-diversified fund, the Fund may invest a larger portion of its assets in a smaller number of issuers. This could make the Fund more susceptible to economic or credit risks than a diversified fund.

Concentration Risk – Concentrating investments in the natural resources sector increases the risk of loss because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect the natural resources sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent they cause the Fund's cash position or cash requirements to exceed normal levels.

Foreign Securities Risk – Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Smaller Capitalization Stock Risk – Small and mid-sized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.

Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Liquidity Risk – Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.

Cash Position Risk – To the extent the Fund holds assets in cash and cash equivalents, the ability of the Fund to meet its objective may be limited.

Private Placement Risk – A private placement involves the sale of securities that have not been registered under U.S. or foreign securities laws to certain institutional and qualified individual purchasers. In addition to the general risks to which all securities are subject, securities received in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Securities sold through private placements are not publicly traded and, therefore, are less liquid. Companies seeking private placement investments tend to be in earlier stages of development and have not yet been fully tested in the public marketplace.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, C, R and Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, C, K and Y shares of the RS Global Natural Resources Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC and sub-advised by SailingStone) (the "predecessor fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest Quarter	22.42% (quarter ended June 30, 2016)
Lowest Quarter	-38.97% (quarter ended December 31, 2018)

Average Annual Total Returns (For the Periods Ended December 31, 2019)	1 Year	5 Years	10 Years
CLASS A Before Taxes	-28.81%	-18.08%	-9.99%
CLASS A After Taxes on Distributions	-28.81%	-18.08%	-10.29%
CLASS A After Taxes on Distributions and Sale of Fund Shares	-17.06%	-12.29%	-6.38%
CLASS C Before Taxes	-25.86%	-17.77%	-10.15%
CLASS R Before Taxes	-24.79%	-17.40%	-9.79%
CLASS Y Before Taxes	-24.32%	-16.85%	-9.16%
Indices
MSCI World Commodity Producers Index Index returns reflect no deduction for fees, expenses, or taxes excluding foreign withholding taxes.	11.64%	0.98%	0.39%
S&P North American Natural Resources Sector Index™ Index returns reflect no deduction for fees, expenses, or taxes.	17.63%	-1.41%	1.39%
S&P 500® Index Index returns reflect no deduction for fees, expenses, or taxes.	31.49%	11.70%	13.56%

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc.

Investment Sub-Adviser

SailingStone Capital Partners LLC

Investment Team
	Title	Tenure with the Fund
MacKenzie B. Davis	Managing Partner	Since 2005
Kenneth L. Settles Jr.	Managing Partner	Since 2007

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class R	Class Y
Minimum Initial Investment	$2,500	$2,500	NONE	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE	NONE

For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

 Additional Fund Information

Victory Capital Management Inc., which we refer to as the "Adviser" throughout the Prospectus, manages the Fund.

The Global Natural Resources Fund (the "Fund") is managed by the Adviser, who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the "Victory Funds" or, more simply, the "Funds."

The following section describes additional information about the principal investment strategy the Fund will use under normal market conditions to pursue its investment objective, as well as any secondary strategies the Fund may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Fund. The SAI includes more information about the Fund, its investments, and the related risks. Under adverse, unstable or abnormal market conditions, the Fund may be unable to pursue or achieve its investment objective and, for temporary purposes, may invest some or all of its assets in a variety of instruments or assets, including high-quality fixed-income securities, cash and cash equivalents. For cash management purposes, the Fund may hold all or a portion of its assets in cash, short-term money market instruments or shares of other investment companies. These positions may reduce the benefit from any upswing in the market, cause the Fund to fail to meet its investment objective and increase the Fund's expenses.

The Fund's investment objective and policy to invest at least 80% of its assets in the type of securities suggested by the Fund’s name are non-fundamental and may be changed by the Board of Trustees upon at least 60 days' written notice to shareholders. For purposes of the Fund's 80% investment policy, "assets" means the Fund's net assets plus the amount of any borrowings for investment purposes, exclusive of collateral held from securities lending.

If you would like to receive additional copies of any materials, please call the Victory Funds at 800-539-FUND (800-539-3863) or please visit VictoryFunds.com.

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. The Fund will not necessarily buy all of the securities listed below.

U.S. Equity Securities

Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.

Foreign Securities

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations, and exchange-traded funds ("ETFs") that invest in foreign corporations.

The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the types of securities that the Adviser may purchase or investment techniques the Adviser may employ that are not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.

Forward Foreign-Currency Exchange Contracts

Contracts that attempt to eliminate currency exposure between the time of a securities transaction and settlement of that transaction. A forward foreign currency contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date.

Investment Companies

The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.

Securities Lending

To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following describes the principal risks that you may assume as an investor in the Fund.

Equity Risk

The market prices of equity securities, which may include common stocks and other stock-related securities such as preferred stocks may fluctuate, sometimes rapidly or unpredictably. The value of a security may decline for reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods or services or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. The Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Fund's investment team views as unfavorable for equity securities.

Stock Market Risk

Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock’s price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. These policies may not be successful and any unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies and could add significantly to the risks of increased volatility and decreased liquidity for the Fund's portfolio.

  Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.
  Information Technology and Operational Risk — Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which the Fund's service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Manager Risk

The investment process used by the investment team may produce incorrect judgments about the value of a particular asset or the team may implement its investment strategy in a way that may not produce the desired results.

Cash Position Risk

The Fund may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. The Fund's portfolio manager will determine the amount of the Fund's assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of the Fund's assets invested in cash and cash equivalents may at times exceed 25% of the Fund's net assets. To the extent the Fund holds assets in cash and otherwise uninvested, the ability of the Fund to meet its objective may be limited.

Concentration Risk

As a result of concentrating its investments in a particular industry or group of industries, the Fund will be impacted to a greater extent by financial, economic, business, and other developments affecting issuers in that industry or group of industries than if it had not concentrated its assets. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect an industry or group of industries in which the Fund concentrates its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely, to the extent that they were to cause the Fund's cash position or cash requirements to exceed normal levels.

Emerging Markets Risk

All of the risks associated with investing in foreign securities are increased in connection with investments in securities associated with emerging markets. Generally, emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable. These countries are more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. The risks of investing in these markets also include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, and the nationalization of foreign deposits or assets. In addition, countries in emerging markets are more likely to experience instability in their markets due to social and political changes. Further, due to the smaller securities markets, lower trading volumes and less government regulation of securities markets in emerging market countries compared to those in developed countries, investments in emerging market securities generally are more illiquid and volatile and subject to a higher risk of settlement disruptions than investments in securities of issuers in developed countries. Consequently, emerging market securities may be subject to relatively more abrupt and severe price declines.

Foreign Securities Risk

Foreign Investments Risk - Foreign investments involve certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. Foreign securities markets may be subject to more or less governmental supervision than their U.S. counterparts. Certain of these risks may also apply to some extent to U.S. investments that are denominated in foreign currencies and to investments in U.S. companies that have significant foreign operations.

Political Risk - Foreign securities markets may be more volatile than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks, and foreign issuers can be impacted by changes to trade policies and trade disputes. These factors can make foreign investments more volatile than U.S. investments.

Liquidity Risk - Securities that trade less frequently or with lower trade volume can be more difficult or more costly to buy or sell than more liquid or active investments. Liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than U.S. exchanges. See also Liquidity Risk.

Currency Risk - Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may erode or reverse any gains produced by investments denominated in foreign currencies and may widen any losses.

Legal Risk - Legal remedies for investors in foreign countries may be more limited than the legal remedies available in the U.S.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Fund to dispose of such securities or other instruments at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities or instruments during periods when the adviser would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of the Fund's investments and may lead to increased redemptions. Some securities held by the Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, the Fund, by itself or together with other accounts managed by the adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. It may also be the case that other market participants may be attempting to liquidate a security of a particular issuer or type of issuer at the same time as the Fund is attempting to liquidate such security, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price the Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such cases the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund's net asset value ("NAV").

Natural Resources Investment Risk

Investments in companies in the natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations. For example, the COVID-19 pandemic has drastically reduced the demand for various natural resources, including oil, and has drastically increased the price volatility of natural resources and companies within the natural resources industry. An extended period of reduced (or negative) prices may significantly lengthen the time that companies within the natural resources industries would need to recover after a stabilization of prices. Markets generally and companies in the natural resources industries specifically, including MLPs in which the Fund invests, have been adversely impacted by reduced demand for energy commodities as a result of the slowdown in economic activity resulting from the pandemic spread of COVID-19 and by price competition among key oil-producing countries.

Investments in interests in oil, gas or mineral exploration or development programs, including pipelines, may be held through MLPs, which are limited partnerships in which ownership units are publicly traded. While MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, MLPs may invest in other types of industries, or in credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (including the Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. The Fund also may invest in companies that serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as MLPs.

The manner and extent of the Fund's investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and any such investments by the Fund may adversely affect the ability of the Fund to so qualify.

Non-Diversified Risk

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund being more sensitive to the economic results of those issuing securities, and, as a result, gains and losses on a single investment may have a greater impact on NAV and may make the Fund more volatile than more diversified funds.

Smaller-Company Stock Risk

Small- or mid-sized companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. In addition, such companies may have been recently organized and have little or no track record of success. Also, the Adviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of smaller-sized companies may trade less frequently and in smaller volume than more widely held securities. Prices of small- or mid-sized companies tend to be more volatile than those of larger companies and small- or mid-sized issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they may be often more difficult to purchase and sell.

The Adviser may use several types of investment strategies in pursuing each Fund's overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Funds. Additional risks are included in the Funds' SAI.

Investment Company Risk

The Fund's ability to achieve its investment objective may be directly related to the ability of other investment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Securities Lending Risk

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (1) the inability of the borrower to return the securities, (2) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (3) a delay in recovery of the securities, or (4) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

An investment in the Fund is not a complete investment program.

 Impact on Returns Example

The following example is intended to help you assess the impact of the Fund's operating expenses on potential returns. The example assumes that you invest $10,000 in a Fund for a 10-year period, and that your investment earns a 5% return each year. The example reflects the impact of sales loads and the impact of any fee waiver/expense reimbursement agreement in place for the Fund through its expiration date, as detailed in the Annual Fund Operating Expenses table. Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the "Expenses") associated with your investment and (2) the difference (the "Impact on Return") between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns (based on a $10,000 investment and a 5% annual return)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Victory Global Natural Resources Fund
Class A Shares
Expenses	$717	$168	$173	$179	$184	$191	$197	$204	$211	$217	$2,441
Impact on Return	$743	$202	$218	$234	$252	$270	$290	$311	$333	$357	$3,210
Class C Shares
Expenses	$231	$286	$292	$299	$305	$312	$319	$326	$334	$342	$3,046
Impact on Return	$228	$294	$315	$337	$361	$386	$412	$439	$469	$500	$3,741
Class R Shares
Expenses	$189	$446	$449	$452	$456	$459	$462	$465	$468	$470	$4,316
Impact on Return	$186	$454	$480	$507	$535	$565	$596	$629	$664	$700	$5,316
Class Y Shares
Expenses	$117	$133	$139	$143	$149	$154	$160	$166	$172	$180	$1,513
Impact on Return	$115	$137	$148	$161	$174	$188	$203	$219	$237	$255	$1,837

 Organization and Management of the Fund

The Fund's Board of Trustees has the overall responsibility for overseeing the management of the Fund.

The Investment Adviser

The Adviser serves as the investment adviser to each of the Victory Funds pursuant to an investment management agreement. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission ("SEC"). As of March 31, 2020, the Adviser managed and advised assets totaling in excess of $123.7 billion for individual and institutional clients. The Adviser's address is 15935 La Cantera Parkway, San Antonio, TX 78256.

For the fiscal year ended December 31, 2019, the Adviser was paid advisory fees, before waivers, at an annual rate equal to 1.00% of the average daily net assets of the Fund.

See "Fund Fees and Expenses" for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.

The Sub-Adviser

The Adviser has entered into a Sub-Advisory Agreement with SailingStone. SailingStone is responsible for the day-to-day investment management of the Fund, which includes buying and selling securities and choosing broker-dealers. SailingStone is a Delaware limited liability company that has provided investment advisory services since 2014. SailingStone had approximately $269.3 million in assets under management as of March 31, 2020. The principal business address of SailingStone is 125 E. Sir Francis Drake Boulevard, Suite 301, Larkspur, CA 94939. For its services, the Adviser, not the Fund, pays SailingStone an annual fee out of the Adviser's advisory fee.

A discussion of the Board's considerations in approving the Advisory and Sub-Advisory Agreements is included in the Fund's annual report for the period ended December 31.

Portfolio Management

MacKenzie B. Davis has been responsible for the day-to-day management of the Fund (including its predecessor fund) since 2005. Mr. Davis has been a Managing Partner of SailingStone since the commencement of its operations in 2014. Prior to forming SailingStone, Mr. Davis was a member of the Hard Assets Team at RS Investment Management Co. LLC. Prior to joining RS Investments in 2004, Mr. Davis spent four years as a high-yield analyst at Fidelity Management & Research Company, covering technology, telecommunications, industrial, and energy issuers. Previously, he was a vice president at Fidelity Capital Markets, focusing on origination and financial engineering initiatives. He was also an analyst at Goldman Sachs & Company. Mr. Davis is a CFA charterholder.

Kenneth L. Settles Jr. has been responsible for the day-to-day management of the Fund (including its predecessor fund) since 2007. Mr. Settles has been a Managing Partner of SailingStone since the commencement of its operations in 2014. Prior to forming SailingStone, he was a member of the Hard Assets Team at RS Investment Management Co. LLC. Prior to joining RS Investments in 2006, he was a senior energy analyst at Neuberger Berman, LLC for seven years where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, Mr. Settles spent three years at Salomon Smith Barney, Inc. where he was a financial analyst. Mr. Settles is a CFA charterholder.

The Fund's SAI provides additional information about the portfolio managers' method of compensation, other accounts they manage and any ownership interests they have in the Fund.

 Investing with the Victory Funds

All you need to do to get started is to fill out an application.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, Class C, Class I, Class R, Class R6 or Class Y shares. Class I, Class R, Class R6 and Class Y shares are available for purchase only by eligible shareholders.

This section of the Prospectus describes each share class currently offered by the Victory Funds. Keep in mind that not all Victory Funds offer each class of shares. Therefore, certain classes may be discussed below that are not necessarily offered in this Prospectus. The classes of shares that are offered by the Fund are those listed on the cover page designated with a ticker symbol.

This section of the Prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Victory Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm's policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

The Fund calculates its share price, called its net asset value ("NAV"), each business day as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE"), which is normally 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the NYSE, the Fund's share price will be determined based upon the close of the NYSE. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the NYSE is open.

To the extent the Fund’s investments include securities that are primarily traded in foreign markets, the value of those securities may change on days when shareholders are unable to purchase and redeem the Fund’s shares, such as on weekends or other days when the Fund does not price its shares.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

  Trading in the security has been halted;
  The market quotation for the security is clearly erroneous due to a clerical error;
  The security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or
  An event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security's actual market value in light of subsequent relevant information, and the security's opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund's NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find the Fund's NAV by calling 800-539-3863 or by visiting the Fund's website at VictoryFunds.com.

Choosing a Share Class

CLASS A

  Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
  A contingent deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class A shares also pay ongoing distribution and/or service (12b-1) fees.
  Lower annual expenses than Class C or Class R shares.

CLASS C

  No front-end sales charge. All your money goes to work for you right away.
  A CDSC may be imposed if you sell your shares within twelve months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class C shares also pay ongoing distribution and/or service (12b-1) fees.
  Higher annual expenses than all other classes of shares.

CLASS I

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class I shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class I shares are only available to certain investors.
  Typically lower annual expenses than all other classes of shares except Class R6 shares.

CLASS R

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class R shares pay ongoing distribution and/or service (12b-1) fees.
  Class R shares are only available to certain investors.
  Higher annual expenses than all classes except Class C shares.

CLASS R6

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class R6 shares are only available to certain investors.
  Typically lower annual expenses than all other classes of shares.

CLASS Y

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class Y shares are only available to certain investors.
  Typically lower annual expenses than Classes A, C and R shares.

Share Classes

When you purchase shares of the Fund, you must choose a share class. The Victory Funds offer Class A, Class C, Class I, Class R, Class R6 and Class Y shares. Each share class represents an interest in the same portfolio of securities, but the classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. Not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders. The Victory Funds may offer additional classes of shares in the future.

Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund may also waive any applicable eligibility criteria or investment minimums at its discretion.

The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.

Calculation of Sales Charges for Class A Shares

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the "front-end sales load." The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints."

All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

In order to obtain a breakpoint discount, you must inform the Victory Funds or your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your Victory accounts and any linked accounts, such as accounts opened with a different financial intermediary.

The current sales charge rates and breakpoint levels for Class A shares of the Fund are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above[1]	0.00%	0.00%

1  A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC Reductions for Class A and Class C Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.

Sales Charge Reductions and Waivers for Class A Shares

There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges and, in some cases, eliminate sales charges.

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund's transfer agent, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid for shares of the Victory Funds held in: any accounts (e.g., retirement accounts) established (i) with the Victory Funds and your Investment Professional; (ii) with other financial intermediaries; and (iii) in the name of immediate family household members (spouse or domestic partner and children under 21).

The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Some intermediaries impose different policies for sales charge waivers and reductions. These variations are described for these firms in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated herein. In order to obtain waivers and discounts that are not available through your intermediary, you must purchase Fund shares directly from the Fund or through another intermediary.

You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Portfolios' Mutual Funds Pricing Policies.

You may reduce or eliminate the sales charge applicable to Class A shares in a number of ways:

  Breakpoint - Purchase a sufficient amount to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
  Letter of Intent - If you anticipate purchasing $50,000 or more of Class A shares of the Fund, including any purchase of Class A shares of other Victory Funds (excluding those Funds that do not impose a sales charge), within a 13-month period, you may qualify for a sales charge breakpoint as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
  Right of Accumulation - You may add the value of any Class A shares of the Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment to determine if your additional investment will qualify for a sales charge breakpoint. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Right of Accumulation, you or your Investment Professional must inform the Fund’s transfer agent that the Right applies each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;
  Combination Privilege - You may combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;
  Reinstatement Privilege - You may reinvest at NAV all or part of your redemption proceeds within 90 days of a redemption of Class A shares of the Fund;
  Waiver - The Victory Funds will completely waive the sales charge for Class A shares in the following cases:
    Purchases of $1,000,000 or more;
    Purchases by certain individuals associated with the Victory Funds or service providers (see "Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers");
    Purchases by registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with the Funds' distributor ("Distributor"), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
    Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
    Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account;
    Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
    Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as "supermarkets");
    Purchases by certain financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
    Investors that have an investment account with the Adviser;
    Purchases by CMS Energy employees participating in a Victory prototype Roth IRA plan by way of payroll deduction from CMS Energy; and
    Individuals who reinvest the proceeds of redemptions from Class I, Class R6 or Class Y shares of a Victory Fund within 60 days of redemption.

You should inform the Fund or your Investment Professional at the time of purchase of the sales charge waiver category which you believe applies.

CDSC for Class A Shares

A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.

CDSC for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within twelve months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinvested do not result in a refund of any CDSC paid by the shareholder, but the reinvested shares will be treated as CDSC exempt upon reinvestment. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to a CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

CDSC Reductions and Waivers for Class A and Class C Shares

No CDSC is imposed on redemptions of Class A and Class C shares in the following circumstances:

  To the extent that the shares redeemed:
    are no longer subject to the holding period for such shares;
    resulted from reinvestment of distributions; or
    were exchanged for shares of another Victory Fund as allowed by the Prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
  Following the death or post-purchase disability of:
    a registered shareholder on an account; or
    a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
  Distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from:
    required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
    tax free returns of excess contributions or returns of excess deferral amounts;
    distributions on the death or disability of the account holder;
    distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
    distributions as a result of separation of service;
  Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
  In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
  When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
  Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Eligibility Requirements to Purchase Class I Shares

Class I shares may only be purchased by:

  Institutional and individual retail investors with a minimum investment in Class I shares of $2,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
  Investors who purchase through advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account ("Advisory Programs"). Such transactions may be subject to additional rules or requirements of the applicable Advisory Program;
  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans; and
  Brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of the Fund.

The Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $2,000,000.

Eligibility Requirements to Purchase Class R Shares

The Fund reserves the right to change the criteria for eligible investors and the investment minimums.

Class R shares may only be purchased by:

  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans; and
  Investors who purchase through Advisory Programs with an approved financial intermediary.

Eligibility Requirements to Purchase Class R6 Shares

Class R6 shares may only be purchased by:

  Registered investment companies;
  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization, employer sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
  Endowments and foundations; and
  Investors who purchase through Advisory Programs with an approved financial intermediary.

Eligibility Requirements to Purchase Class Y Shares

Class Y shares may only be purchased by:

  Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
  Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds, who invest at least $2,500;
  Brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class Y shares through these programs may be required to pay a commission and/or other forms of compensation to the broker;
  Pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Fund;
  Investors who purchase through Advisory Programs with an approved financial intermediary.
  Purchases by:
    investment advisory clients of the Adviser; or
    investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

The Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.

Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers

Current and retired Victory Fund trustees and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. "Affiliated Providers" are affiliates of the Adviser and organizations that provide services to the Trust.

Information About Fees

Distribution and Service Plans

In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A, Class C and Class R shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of its Class A shares. Under the Class R Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of its average daily net assets of its Class R shares. The fee is paid for general distribution services and for providing personal services to shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund's Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

Except with respect to Class R6 shares, if you purchase Fund shares through an Investment Professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, the Adviser (and its affiliates) may make substantial payments out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds, to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other Investment Professionals for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." The Adviser (and its affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer's or financial intermediary's system. Such payments are not considered to be revenue sharing payments.

In some circumstances, these types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets, or from the resources of the Adviser or its affiliates on sales of or investments in Class R6 shares.

How to Buy Shares

Opening an Account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-539-3863. You can also download an Account Application by visiting the Victory Funds' website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of the Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund's Customer Identification Program are available in the section "Important Fund Policies."

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

Paying for Your Initial Purchase

If you wish to make an investment directly into the Victory Funds, make your check payable to the "Victory Funds." All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum Investments

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least $50. Different intermediaries may impose different minimum investments. These variations are described in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. If you would like to buy Class I, Class R, Class R6 or Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class I, Class R, Class R6 or Class Y shares except as set forth in the Eligibility Requirements to Purchase with respect to some types of accounts.

For Class C shares, individual purchases of $1,000,000 and above will automatically be made in Class A shares.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program or within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

The Fund reserves the right to change the criteria for eligible investors and the investment minimums.

Purchasing Additional Shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

  By Mail

  To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

  By Telephone

  If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

  By Exchange

  You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section "Exchanging Shares."

  Via the Internet

  If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House ("ACH") payment in order to execute online purchases.

  By ACH

  Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Fund does not charge a fee for ACH transfers but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

  By Wire

  You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

  Although the transfer agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

  By Systematic Investment Plan

  To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of the Fund.

Other Purchase Rules You Should Know

The Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. The Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	Victory Funds P.O. Box 182593 Columbus, OH 43218-2593
BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: Victory Funds c/o FIS TA Operations 4249 Easton Way, Suite 400 Columbus, OH 43219 PHONE: 800-539-3863
BY WIRE	Call 800-539-3863 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.
BY TELEPHONE	800-539-FUND (800-539-3863)
ON THE INTERNET	www.VictoryFunds.com

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How to Exchange Shares

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling 800-539-FUND or by visiting VictoryFunds.com

The shares of any class of the Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

  Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
  To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
  Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Fund's other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Class C Share Conversion

Class C shares of the Fund will automatically convert to Class A shares in the month following the 10-year anniversary date of the purchase of the Class C Shares. The conversion will be effected at the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

You may be able to voluntarily convert your Class C shares before the 10-year anniversary to a different share class of the same Fund that has a lower total annual operating expense ratio provided certain conditions are met. This voluntary conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing Your Voluntary Exchange/Conversion

If your exchange or conversion request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled, “Share Price,” then your request will be processed the same day. If received after the close of trading, your request will be processed on the next business day. Please contact your financial intermediary regarding the tax consequences of any exchange or conversion.

Exchanges will occur at the respective NAVs of the Fund's share classes next calculated after receipt and acceptance of your exchange request in good order, plus any applicable sales charge described in the Prospectus. Share class conversions will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's NAVs.

Requesting an Exchange

You can exchange shares of the Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other Exchange Rules You Should Know

The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of the Fund that were purchased through your employer's retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

  Mail a check to the address of record;
  Wire funds to a previously designated domestic financial institution;
  Mail a check to a previously designated alternate address; or
  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

  Your account registration has changed within the last 15 business days;
  The check is not being mailed to the address on your account;
  The check is not being made payable to the owner of the account;
  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or
  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information About Redemptions
  Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which will take up to 10 business days.
  We typically expect to send the proceeds from your share redemption within one business day after we execute your order, but we may take up to seven business days to send redemption proceeds, regardless of payment type. When you sell shares through your financial intermediary, you can ask the intermediary to tell you when you can expect to receive the proceeds of your redemption.
  The Fund may suspend your right to redeem your shares in the following circumstances:
    During non-routine closings of the NYSE;
    When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or
    When the SEC orders a suspension to protect the Fund's shareholders.
  The Fund typically uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet redemption requests. In unusual circumstances or under stressed market conditions, the Fund may use other methods to raise cash to meet redemption requests. For example, the Fund may draw funds from a line of credit or borrow available cash held by other Victory Funds under an "interfund lending program" in reliance on an exemptive order from the SEC.
  The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.
  If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the redemption check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

 Distributions and Taxes

Buying a dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends quarterly. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of your Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the Fund. Otherwise a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Income Earned Option

You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Distributions Option

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you will pay a sales charge on the amount of reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information About Taxes

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

  Qualified dividends received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by the Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.
  Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund.
  Dividends from the Fund that are attributable to interest on certain U.S. government obligations, if any, may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Fund.
  An exchange of the Fund's shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you must recognize any gain or loss.
  An exchange of one class of the Fund's shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.
  Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.
  An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from the Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.
  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
  Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.
  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
  The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).
  The Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.
  You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
  The Fund may provide estimated capital gain distribution information through its website at VictoryFunds.com.

 Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Victory Funds must obtain the following information for each person who opens a new account:

  Name;
  Date of birth (for individuals);
  Residential or business street address (although post office boxes are still permitted for mailing); and
  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Victory Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Victory Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided in all cases by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee (MSG). In some instances a Notary Public stamp is an acceptable alternative. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

  Change of name (Notary Public, SVP or MSG);
  Add/change banking instructions (SVP or MSG);
  Add/change beneficiaries (Notary Public, SVP or MSG);
  Add/change authorized account traders (SVP or MSG);
  Adding a Power of Attorney (Notary Public, SVP or MSG);
  Add/change Trustee (Notary Public, SVP or MSG); and
  Uniform Transfers to Minors Act/Uniform Gifts to Minors Act custodian change (Notary Public, SVP or MSG).

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Funds' Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Funds will:

  Employ "fair value" pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and
  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund's market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request and on the Fund's website at VictoryFunds.com.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

While this Prospectus and the SAI of the Fund describe pertinent information about the Trust and the Fund, neither this Prospectus nor the SAI represents a contract between the Trust or the Fund and any shareholder.

 Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of its operations. Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund's Fees and Expenses table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information for the period ended December 31, 2019 has been audited by Cohen & Company, Ltd., the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for all periods prior to December 31, 2019 has been audited by different independent registered public accounting firms. The Fund's annual and semi-annual reports are available by calling the Fund at 800-539-FUND and at VictoryFunds.com.

The financial highlights for the Fund reflect the historical financial highlights of its corresponding predecessor fund, a separate series of RS Investment Trust that was managed by RS Investment Management Co. LLC. Upon the completion of the reorganization of the predecessor fund with and into the Fund, which occurred on July 29, 2016, the Class A, C, R and Y shares of the Fund, as applicable, assumed the performance, financial and other historical information of the Class A, C, K and Y shares, respectively, of the predecessor fund.

Global Natural Resources Fund

	Class A Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$12.86	$23.73	$23.49	$15.34	$24.81
Investment Activities
Net Investment Income (Loss)(a)	—(b)	(0.14)	(0.22)	(0.10)	(0.11)
Net Realized and Unrealized Gains (Losses) on Investments	(3.15)	(10.73)	0.46	8.25	(9.36)
Total from Investment Activities	(3.15)	(10.87)	0.24	8.15	(9.47)
Distributions to Shareholders From
Net Investment Income	—	—	—	—	—
Total Distributions	—	—	—	—	—
Capital Contribution from Prior Custodian, Net	—	—	—	—(b)	—
Net Asset Value, End of Period	$9.71	$12.86	$23.73	$23.49	$15.34
Total Return (Excludes Sales Charge)(c)	(24.49)%	(45.81)%	1.02%	53.13%(d)	(38.17)%
Ratios to Average Net Assets
Net Expenses	1.48%	1.48%	1.48%	1.48%	1.45%
Net Investment Income	—%(e)	(0.65)%	(0.93)%	(0.51)%	(0.52)%
Gross Expenses	1.69%	1.54%	1.55%	1.48%	1.45%
Supplemental Data
Net Assets, End of Period (000's)	$32,630	$64,001	$262,455	$545,778	$332,598
Portfolio Turnover(f)	24%	26%	57%(g)	29%	33%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Includes adjustments in accordance with U.S. generally accepted accounting principals.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown.

(e)  Amount is less than 0.005%.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(g)  Portfolio turnover increased due to change within the portfolio holdings during the year.

	Class C Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$11.63	$21.63	$21.59	$14.21	$23.17
Investment Activities
Net Investment Income (Loss)(a)	(0.08)	(0.28)	(0.36)	(0.24)	(0.27)
Net Realized and Unrealized Gains (Losses) on Investments	(2.84)	(9.72)	0.40	7.62	(8.69)
Total from Investment Activities	(2.92)	(10.00)	0.04	7.38	(8.96)
Distributions to Shareholders From
Net Investment Income	—	—	—	—	—
Total Distributions	—	—	—	—	—
Capital Contribution from Prior Custodian, Net	—	—	—	—(b)	—
Net Asset Value, End of Period	$8.71	$11.63	$21.63	$21.59	$14.21
Total Return (Excludes Contingent Deferred Sales Charge)(c)	(25.11)%	(46.26)%	0.23%	51.94%(d)	(38.67)%
Ratios to Average Net Assets
Net Expenses	2.28%	2.28%	2.28%	2.28%	2.25%
Net Investment Income	(0.81)%	(1.42)%	(1.72)%	(1.32)%	(1.33)%
Gross Expenses	2.75%	2.38%	2.35%	2.31%	2.25%
Supplemental Data
Net Assets, End of Period (000's)	$2,949	$6,939	$20,428	$30,789	$26,501
Portfolio Turnover(e)	24%	26%	57%(f)	29%	33%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Includes adjustments in accordance with U.S. generally accepted accounting principals.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Portfolio turnover increased due to change within the portfolio holdings during the year.

	Class R Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$12.18	$22.56	$22.42	$14.68	$23.82
Investment Activities
Net Investment Income (Loss)(a)	(0.04)	(0.20)	(0.29)	(0.15)	(0.18)
Net Realized and Unrealized Gains (Losses) on Investments	(2.98)	(10.18)	0.43	7.89	(8.96)
Total from Investment Activities	(3.02)	(10.38)	0.14	7.74	(9.14)
Distributions to Shareholders From
Net Investment Income	—	—	—	—	—
Total Distributions	—	—	—	—	—
Capital Contribution from Prior Custodian, Net	—	—	—	—(b)	—
Net Asset Value, End of Period	$9.16	$12.18	$22.56	$22.42	$14.68
Total Return(c)	(24.79)%	(46.01)%	0.62%	52.72%(d)	(38.37)%
Ratios to Average Net Assets
Net Expenses	1.86%	1.86%	1.86%	1.74%	1.78%
Net Investment Income	(0.37)%	(0.99)%	(1.31)%	(0.80)%	(0.85)%
Gross Expenses	4.31%	2.50%	2.20%	1.74%	1.78%
Supplemental Data
Net Assets, End of Period (000's)	$621	$920	$2,442	$4,611	$3,427
Portfolio Turnover(e)	24%	26%	57%(f)	29%	33%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Includes adjustments in accordance with U.S. generally accepted accounting principals.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Portfolio turnover increased due to change within the portfolio holdings during the year.

	Class Y Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$13.38	$24.60	$24.28	$15.80	$25.48
Investment Activities
Net Investment Income (Loss)(a)	0.03	(0.06)	(0.14)	(0.04)	(0.05)
Net Realized and Unrealized Gains (Losses) on Investments	(3.27)	(11.16)	0.46	8.52	(9.63)
Total from Investment Activities	(3.24)	(11.22)	0.32	8.48	(9.68)
Distributions to Shareholders From
Net Investment Income	(0.03)	—	—	—	—
Total Distributions	(0.03)	—	—	—	—
Capital Contribution from Prior Custodian, Net	—	—	—	—(b)	—
Net Asset Value, End of Period	$10.11	$13.38	$24.60	$24.28	$15.80
Total Return(c)	(24.25)%	(45.63)%	1.36%	53.67%(d)	(37.99)%
Ratios to Average Net Assets
Net Expenses	1.15%	1.15%	1.15%	1.15%	1.14%
Net Investment Income	0.27%	(0.29)%	(0.58)%	(0.19)%	(0.21)%
Gross Expenses	1.26%	1.20%	1.19%	1.17%	1.14%
Supplemental Data
Net Assets, End of Period (000's)	$114,972	$393,581	$1,126,533	$1,300,024	$1,174,590
Portfolio Turnover(e)	24%	26%	57%(f)	29%	33%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Includes adjustments in accordance with U.S. generally accepted accounting principals.

(d)  The Fund received monies related to a nonrecurring refund from the prior Custodian. The corresponding impact to the total return was less than 0.005% for the period shown.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(f)  Portfolio turnover increased due to change within the portfolio holdings during the year.

 Appendix A — Variations in Sales Charge
Reductions and Waivers Available Through
Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch, Ameriprise Financial, Morgan Stanley Wealth Management, Raymond James, Janney Montgomery Scott LLC, Edward D. Jones & Co. or Oppenheimer & Co. Inc. platform or account.

In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or in the SAI.

Front-End Sales Charge Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement
CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this Prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial

Shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Ameriprise Financial
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)
Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)
Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund's Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
Shares purchased through a Morgan Stanley self-directed brokerage account
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James
CDSC Waivers on Classes A and C Shares available at Raymond James
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IrS regulations as described in the fund's prospectus
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
Shares acquired through a right of reinstatement
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
Breakpoints as described in this Prospectus
Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Janney Montgomery Scott LLC ("Janney")

Shareholders purchasing fund shares through a Janney brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-End Sales Charge Waivers on Class A shares available at Janney[1]
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Shares acquired through a right of reinstatement
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures
CDSC Waivers on Class A and C shares available at Janney
Shares sold upon the death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
Shares purchased in connection with a return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 701/2 as described in the fund’s Prospectus.
Shares sold to pay Janney fees but only if the transaction is initiated by Janney
Shares acquired through a right of reinstatement
Shares exchanged into the same share class of a different fund.
Front-End Load Discounts available at Janney: Breakpoints, Rights of Accumulation and/or letters of intent[1]
Breakpoints as described in this Prospectus
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

1  Also referred to as an "initial sales charge."

Edward D. Jones & Co ("Edward Jones")

Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund's Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Victory Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints
Rights of Accumulation (ROA)
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of the Victory Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation
ROA is determined by calculating the higher of cost or market value (current shares x NAV)
Letter of Intent (LOI)
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing
Shares purchased in an Edward Jones fee-based program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account
Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus
Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
Death or disability of the shareholder
Systematic withdrawals with up to 10% per year of account value
Return of excess contributions from an Individual Retirement Account (IRA)
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones
Shares exchanged in an Edward Jones fee-based program
Shares acquired through NAV reinstatement
Other Important Information
Minimum Purchase Amounts
$250 initial purchase minimum
$50 subsequent purchase minimum
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
A fee-based account held on an Edward Jones platform
A 529 account held on an Edward Jones platform
An account with an active systematic investment plan or letter of intent (LOI)
Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares

Oppenheimer & Co. Inc. (“OPCO”)

Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at OPCO
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through an OPCO affiliated investment advisory program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
Employees and registered representatives of OPCO or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A and C Shares available at OPCO
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this Prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

P.O. Box 182593
Columbus, OH 43218-2593

Statement of Additional Information (SAI):  The SAI contains more information about the Fund's operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you do not request a copy.

Annual and Semi-Annual Reports:  Annual and semi-annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.

How to Obtain Information:  You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863)	By mail: Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC) on the SEC's Edgar database at http://www.sec.gov or, after paying a duplicating fee, by electronic request sent to the following e-mail address: publicinfo@sec.gov.

On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov
Investment Company Act File Number 811-4852	VF-RS-GNR-PRO (05/20)

May 1, 2020

Prospectus

Victory Floating Rate Fund

Class A	Class C	Class I	Class R	Class R6	Class Y
RSFLX	RSFCX	—	RSFKX	—	RSFYX

Victory High Income Municipal Bond Fund

Class A	Class C	Class I	Class R	Class R6	Class Y
RSHMX	RSHCX	—	—	—	RHMYX

Victory High Yield Fund

Class A	Class C	Class I	Class R	Class R6	Class Y
GUHYX	RHYCX	—	RHYKX	—	RSYYX

Victory Strategic Income Fund

Class A	Class C	Class I	Class R	Class R6	Class Y
RSIAX	RSICX	—	RINKX	—	RSRYX

Victory Tax-Exempt Fund

Class A	Class C	Class I	Class R	Class R6	Class Y
GUTEX	RETCX	—	—	—	RSTYX

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictoryFunds.com
800-539-FUND
(800-539-3863)

Victory Funds

Fund Summaries

    Floating Rate Fund

    High Income Municipal Bond Fund

    High Yield Fund

    Strategic Income Fund

    Tax-Exempt Fund

Additional Fund Information

    Investments

    Risk Factors

Organization and Management of the Funds

Investing with the Victory Funds

    Share Price

    Choosing a Share Class

    Information About Fees

    How to Buy Shares

    How to Exchange Shares

    How to Sell Shares

Distributions and Taxes

Important Fund Policies

Financial Highlights

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

 Floating Rate Fund Summary

Investment Objective

The Victory Floating Rate Fund (the "Fund") seeks to provide a high level of current income.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 46 of the Fund's Prospectus, in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your Investment Professional.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%[2]	NONE	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	NONE
Other Expenses	0.27%	0.27%	2.58%	0.27%
Total Annual Fund Operating Expenses	1.17%	1.92%	3.73%	0.92%
Fee Waiver/Expense Reimbursement[3]	(0.17)%	(0.12)%	(2.17)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	1.00%	1.80%	1.56%	0.78%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.00%, 1.80%, 1.56% and 0.78% of the Fund's Class A, Class C, Class R and Class Y shares, respectively, through at least April 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$300	$548	$815	$1,577
Class C (If you sell your shares at the end of the period.)	$283	$591	$1,026	$2,234
Class C (If you do not sell your shares at the end of the period.)	$183	$591	$1,026	$2,234
Class R	$159	$940	$1,742	$3,836
Class Y	$80	$279	$496	$1,118

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests, under normal circumstances, at least 80% of its assets in floating rate loans and other floating rate investments. Park Avenue Institutional Advisers LLC, the Fund's sub-adviser, ("Park Avenue") expects that most or all of the investments held by the Fund will typically be below investment grade.

Floating rate investments are debt obligations of companies or other entities that have interest rates that adjust or "float" periodically, normally on a daily, monthly, quarterly, or semiannual basis by reference to a base lending rate (such as LIBOR) plus a premium. A floating rate loan is typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. The Fund will typically acquire loans directly in a transaction arranged through an agent or by assignment from another holder of the loan. The Fund will typically invest in senior secured corporate loans.

Park Avenue considers several factors in purchasing and selling investments for the Fund, such as fundamental analysis of the issuer, the credit quality of the issuer and any collateral securing the investment, the issuer's management, capital structure, leverage, and operational performance, and the business outlook for the industry of the issuer.

Floating rate investments include, without limitation, floating rate debt securities, money market securities of all types, repurchase agreements, and shares of money market funds. For this purpose, the Fund considers floating rate investments to include investments whose interest rates do not by their terms reset prior to maturity but have maturities of six months or less. The Fund may invest up to 100% of its assets in obligations of foreign issuers, including sovereign and private issuers. The Fund may enter into foreign currency exchange transactions in order to hedge against adverse changes in the values of currencies in which those obligations are denominated.

Floating rate loans in which the Fund invests are expected to be "senior" loans, although the Fund may invest in other types of loans. Senior floating rate loans typically hold a senior position in the capital structure of the borrower, are typically secured by specific collateral, and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debtholders and stockholders of the borrower. While these protections may reduce risk, these investments still present significant credit risk. For example, the Fund may be delayed or prevented from realizing on its collateral. A significant portion of the Fund's floating rate investments may be issued in connection with highly leveraged transactions such as leveraged buyouts, leveraged recapitalization loans, and other types of acquisition financing. Obligations in these types of transactions are subject to greater credit risk (including default and bankruptcy) than many other investments.

The Fund may purchase second lien loans (secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral), fixed rate loans, unsecured loans, and other debt obligations, such as corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Park Avenue may sell investments when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

An investment will be considered to be below investment grade if it is rated Ba1 or lower by Moody's Investors Service, Inc. and BB+ or lower by Standard & Poor's Ratings Group, or if unrated, is considered by Park Avenue to be of comparable quality. A below investment grade rating reflects a greater possibility that the issuer of an investment may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the value of that investment will usually be more volatile and is likely to fall. Senior loans typically are of below investment grade quality and (if rated) have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics (sometimes referred to as "junk").

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although Park Avenue considers credit ratings in making investment decisions, it performs its own investment analysis and does not rely only on ratings assigned by the rating agencies. The Fund depends more on Park Avenue's ability to buy lower-rated debt than it does on its ability to buy investment-grade debt. The Fund may have to participate in legal proceedings or take possession of and manage assets that secure the issuer's obligations. This could increase the Fund's operating expenses and decrease its net asset value.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts, options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation.

Principal Risks

The Fund's investments are subject to the following principal risks:

Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.

Loan Risk – Investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. There may be limited public information available regarding the loan. They may be difficult to value and may be illiquid. The receipt of principal and interest on some loans may be subject to the credit risk of a financial institution that issues or administers the loan. Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. In certain circumstances, the Fund may not have the same protections available to investors under the federal securities laws.

High-Yield/Junk Bond Risk – Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Liquidity Risk – Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgement of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal due to the increased supply in the market that would result from selling activity. In addition, significant securities market disruptions related to outbreaks of the coronavirus (COVID-19) have led to dislocation in the markets for a variety of debt securities, which has decreased liquidity and sharply reduced returns.

Derivatives Risk – Derivative instruments and strategies, including futures and selling securities short, may not perfectly replicate direct investment in the security. Derivatives also entail exposure to counterparty credit risk, the risk of mispricing or improper valuation, and the risk that small price movements can result in substantial gains or losses.

Credit Derivatives Risk – Credit default swaps can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities.

Foreign Securities Risk – Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, C, R and Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, C, K and Y shares of the RS Floating Rate Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC and sub-advised by Park Avenue) (the "predecessor fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest Quarter	4.22% (quarter ended March 31, 2012)
Lowest Quarter	-4.49% (quarter ended September 30, 2011)

Average Annual Total Returns (For the Periods Ended December 31, 2019)	1 Year	5 Years	10 Years
CLASS A Before Taxes	7.20%	4.01%	4.31%
CLASS A After Taxes on Distributions	4.66%	1.77%	2.22%
CLASS A After Taxes on Distributions and Sale of Fund Shares	4.21%	2.04%	2.40%
CLASS C Before Taxes	7.49%	3.59%	3.76%
CLASS R Before Taxes	8.75%	3.83%	4.01%
CLASS Y Before Taxes	9.65%	4.66%	4.71%
Index
S&P/LSTA U.S. Leveraged Loan Index Index returns reflect no deduction for fees, expenses, or taxes.	8.64%	4.45%	5.01%

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc.

Investment Sub-Adviser

Park Avenue Institutional Advisers LLC

Investment Team
	Title	Tenure with the Fund
Kevin Booth, CFA	Portfolio Manager	Since inception
John Blaney, CFA	Portfolio Manager	Since 2013
Paul Gillin, CFA	Portfolio Manager	Since 2014

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class R	Class Y
Minimum Initial Investment	$2,500	$2,500	NONE	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE	NONE

For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

 High Income Municipal Bond Fund Summary

Investment Objective

The Victory High Income Municipal Bond Fund (the "Fund") seeks to provide a high current income exempt from federal income taxes with a secondary objective of capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 46 of the Fund's Prospectus, in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your Investment Professional.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%[2]	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	1.00%	NONE
Other Expenses	0.34%	0.35%	0.38%
Total Annual Fund Operating Expenses	1.09%	1.85%	0.88%
Fee Waiver/Expense Reimbursement[3]	(0.29)%	(0.28)%	(0.31)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	0.80%	1.57%	0.57%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.80%, 1.57% and 0.57% of the Fund's Class A, Class C and Class Y shares, respectively, through at least April 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$280	$511	$761	$1,477
Class C (If you sell your shares at the end of the period.)	$260	$555	$975	$2,146
Class C (If you do not sell your shares at the end of the period.)	$160	$555	$975	$2,146
Class Y	$58	$250	$457	$1,056

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in municipal obligations, the interest on which is, in the opinion of the issuer's bond counsel, exempt from federal individual income tax (but not necessarily the federal alternative minimum tax (the "AMT")). Under normal circumstances at least 80% of the value of the Fund's assets will be invested in tax-exempt municipal obligations (which may include obligations that pay interest subject to the AMT). This is a fundamental policy that cannot be changed without shareholder approval.

The Adviser allocates the Fund's investments among a diversified portfolio of municipal securities offering the potential for high current income. The Fund may invest any portion of its assets in municipal securities that are rated below investment grade (or, if unrated, considered by the Adviser to be of comparable quality), commonly known as "high yield" or "junk" bonds.

In selecting securities for the Fund, the Adviser performs in-depth credit analysis of the issuer's creditworthiness and of the securities. The Adviser attempts to identify securities paying attractive current income, and securities that it believes are undervalued.

The Adviser considers the duration and the maturity of the Fund's portfolio; however, these factors are a lesser consideration than credit and yield considerations due to the nature of the securities in which the Fund invests. There is no lower limit on the rating of securities that may be in the Fund. Some of the securities that the Fund buys and holds may be in default.

Municipal obligations are debt securities issued by states, the District of Columbia, and territories and possessions of the United States, their political subdivisions, agencies, authorities, and instrumentalities. Types of municipal obligations in which the Fund may invest include:

  general obligation bonds, of state and local governments secured by the issuer's unlimited or limited taxing power;
  specific obligation bonds, payable by a special tax or revenue source;
  revenue bonds, supported by a revenue source related to the project being financed;
  notes or short-term obligations issued in anticipation of a bond sale, backed by the collection of taxes or receipt of revenues; and
  private activity bonds, including industrial development bonds, issued by or on behalf of public authorities.

The Adviser may sell investments when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

The Fund may invest up to 100% of its assets in high yield, lower-rated fixed-income securities, including securities below investment grade, commonly known as "high yield" or "junk" bonds. A security will be considered to be below investment grade if it is rated Ba1 or lower by Moody’s Investors Service, Inc. and BB+ or lower by Standard & Poor’s Ratings Group, or if unrated, is considered by the Adviser to be of comparable quality. A below investment grade rating reflects a greater possibility that the issuer of an investment may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the value of that investment will usually be more volatile and is likely to fall.

The Fund may invest in other tax-exempt securities that are not municipal obligations. The Fund's investments may include any type of debt instrument, including, for example, zero-coupon securities, floating and variable-rate demand notes and bonds, and residual interest bonds, which are an inverse floating rate security ("inverse floaters"). The Fund may invest any portion of its assets in obligations that pay interest subject to the AMT.

The Fund may invest without limit in municipal obligations that pay interest from similar revenue sources, in municipal securities of issuers within a single state, or in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic areas or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to economic, political, regulatory, or other factors affecting issuers in those geographic areas or issuers whose revenues are derived from such projects, and may increase the volatility of the Fund's net asset value. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment team determines that the potential return from such investment justifies the additional risk.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts, options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund's sensitivity to interest rate risk or other risk; replicating certain direct investments; and asset and sector allocation.

Principal Risks

The Fund's investments are subject to the following principal risks:

Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.

Municipal Obligations Risk – Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. Changes in the financial health of a municipality or other issuer, or an insurer of municipalities, may make it difficult to pay interest and principal when due and may affect the overall municipal securities market. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Fund to be taxable and may result in a significant decline in the values of such municipal obligations. Investments in inverse floaters typically involve greater risk than investments in municipal obligations of comparable maturity and credit quality, and the values of inverse floaters are more volatile than those of municipal obligations due to the leverage they entail.

High-Yield/Junk Bond Risk – Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Derivatives Risk – Derivative instruments and strategies, including futures and selling securities short, may not perfectly replicate direct investment in the security. Derivatives also entail exposure to counterparty credit risk, the risk of mispricing or improper valuation, and the risk that small price movements can result in substantial gains or losses.

Credit Derivatives Risk – Credit default swaps can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities.

Liquidity Risk – Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgement of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal due to the increased supply in the market that would result from selling activity. In addition, significant securities market disruptions related to outbreaks of the coronavirus (COVID-19) have led to dislocation in the markets for a variety of debt securities, which has decreased liquidity and sharply reduced returns.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, C, and Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, C, and Y shares of the RS High Income Municipal Bond Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC and sub-advised by Park Avenue Institutional Advisers LLC) (the "predecessor fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund. The Fund's investment team changed on April 1, 2020.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest Quarter	5.30% (quarter ended June 30, 2011)
Lowest Quarter	-5.97% (quarter ended December 31, 2016)

Average Annual Total Returns (For the Periods Ended December 31, 2019)	1 Year	5 Years	10 Years
CLASS A Before Taxes	5.90%	3.65%	4.99%
CLASS A After Taxes on Distributions	5.75%	3.61%	4.97%
CLASS A After Taxes on Distributions and Sale of Fund Shares	5.16%	3.72%	4.88%
CLASS C Before Taxes	6.22%	3.27%	4.47%
CLASS Y Before Taxes	8.29%	4.30%	5.42%
Indices
Bloomberg Barclays Municipal Bond Index Index returns reflect no deduction for fees, expenses, or taxes.	7.54%	3.53%	4.34%
Bloomberg Barclays High Yield Municipal Bond Index Index returns reflect no deduction for fees, expenses, or taxes.	10.68%	5.93%	7.15%

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of USAA Investments, A Victory Capital Investment Franchise.

Investment Team
	Title	Tenure with the Fund
John C. Bonnell, CFA	Senior Portfolio Manager	April 2020
Regina G. Conklin, CFA, CPA	Senior Portfolio Manager	April 2020
Andrew Hattman, CFA, CAIA	Portfolio Manager	April 2020

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class Y
Minimum Initial Investment	$2,500	$2,500	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE

For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

Fund distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income tax purposes, but may be subject to the federal alternative minimum tax. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

 High Yield Fund Summary

Investment Objective

The Victory High Yield Fund (the "Fund") seeks to provide current income. Capital appreciation is a secondary objective.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 46 of the Fund's Prospectus, in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your Investment Professional.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%[2]	NONE	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	NONE
Other Expenses	0.27%	0.22%	0.23%	0.32%
Total Annual Fund Operating Expenses	1.12%	1.82%	1.33%	0.92%
Fee Waiver/Expense Reimbursement[3]	(0.12)%	(0.12)%	(0.00)%	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	1.00%	1.70%	1.33%	0.76%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.00%, 1.70%, 1.35% and 0.76% of the Fund's Class A, Class C, Class R and Class Y shares, respectively, through at least April 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$300	$537	$793	$1,525
Class C (If you sell your shares at the end of the period.)	$273	$561	$974	$2,127
Class C (If you do not sell your shares at the end of the period.)	$173	$561	$974	$2,127
Class R	$135	$421	$729	$1,601
Class Y	$78	$277	$494	$1,117

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 87% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in securities, including high-yield corporate bonds, convertible bonds, and other debt securities, that are rated below investment grade by nationally recognized statistical ratings organizations (commonly known as "high-yield" securities or "junk bonds") at the time of purchase or, if unrated, have been determined by Park Avenue Institutional Advisers LLC, the Fund's sub-adviser, ("Park Avenue") to be of comparable quality.

Park Avenue considers several factors in purchasing and selling securities, such as the price of the security and the earnings patterns, the financial history, the management structure, and the general prospects of the issuer. Park Avenue considers the duration and the maturity of the Fund's portfolio; however, these factors are a lesser consideration than credit and yield considerations due to the nature of the high-yield securities in which the Fund invests. There is no lower limit on the rating of securities that may be held by the Fund. Some of the securities that the Fund buys and holds may be in default.

Park Avenue may sell investments when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

The Fund invests, under normal circumstances, at least 80% of its assets in debt securities and other investments that, at the time of purchase, are rated below investment grade. An investment will be considered to be rated below investment grade if it is rated Ba1 or lower by Moody's Investors Service, Inc. and BB+ or lower by Standard & Poor's Ratings Group or, if unrated, has been determined by Park Avenue to be of comparable quality. The debt securities and other investments in which the Fund invests may include, for example, corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds, "payment-in-kind" securities, and convertible bonds. The Fund may invest in loans and corporate bonds issued in connection with highly leveraged transactions such as mergers, leveraged buy-outs, re-capitalizations, and acquisitions. The Fund may invest in loans of any maturity and credit quality.

The Fund may invest in common and preferred stocks, warrants to purchase common stocks, bonds, or other securities; typically, not more than 20% of the Fund's assets will be invested in these types of securities.

The Fund also may invest up to 35% of the value of its total assets in foreign securities and so-called Yankee securities, which include debt securities issued by non-U.S. corporate or government entities but denominated in U.S. dollars.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts, options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation.

As a result of its investment strategy, the Fund may experience annual portfolio turnover in excess of 100%.

Principal Risks

The Fund's investments are subject to the following principal risks:

High-Yield/Junk Bond Risk – Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.

Loan Risk – Investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. There may be limited public information available regarding the loan. They may be difficult to value and may be illiquid. The receipt of principal and interest on some loans may be subject to the credit risk of a financial institution that issues or administers the loan. Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. In certain circumstances, the Fund may not have the same protections available to investors under the federal securities laws.

Mortgage- and Asset-Backed Securities Risk – During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

Liquidity Risk – Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgement of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal due to the increased supply in the market that would result from selling activity. In addition, significant securities market disruptions related to outbreaks of the coronavirus (COVID-19) have led to dislocation in the markets for a variety of debt securities, which has decreased liquidity and sharply reduced returns.

Derivatives Risk – Derivative instruments and strategies, including futures and selling securities short, may not perfectly replicate direct investment in the security. Derivatives also entail exposure to counterparty credit risk, the risk of mispricing or improper valuation, and the risk that small price movements can result in substantial gains or losses.

Credit Derivatives Risk – Credit default swaps can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities.

Equity Risk – The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

Foreign Securities Risk – Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Portfolio Turnover Risk – Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities will generally result in higher transaction costs and Fund expenses and can lead to distribution of additional short-term capital gains to investors, which are taxed as ordinary income.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, C, R and Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, C, K and Y shares of the RS High Yield Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC and sub-advised by Park Avenue) (the "predecessor fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest Quarter	6.58% (quarter ended September 30, 2010)
Lowest Quarter	-6.18% (quarter ended September 30, 2011)

Average Annual Total Returns (For the Periods Ended December 31, 2019)	1 Year	5 Years	10 Years
CLASS A Before Taxes	12.54%	6.47%	7.02%
CLASS A After Taxes on Distributions	9.97%	3.79%	4.24%
CLASS A After Taxes on Distributions and Sale of Fund Shares	7.36%	3.70%	4.23%
CLASS C Before Taxes	13.24%	6.18%	6.48%
CLASS R Before Taxes	14.48%	6.50%	6.82%
CLASS Y Before Taxes	15.25%	7.17%	7.48%
Index
Bloomberg Barclays U.S. Corporate High Yield Index Index returns reflect no deduction for fees, expenses, or taxes.	14.32%	6.13%	7.57%

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc.

Investment Sub-Adviser

Park Avenue Institutional Advisers LLC

Investment Team
	Title	Tenure with the Fund
Kevin Booth, CFA	Portfolio Manager	Since 2009
Paul Gillin, CFA	Portfolio Manager	Since 2014
John Blaney, CFA	Portfolio Manager	Since May 2015

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class R	Class Y
Minimum Initial Investment	$2,500	$2,500	NONE	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE	NONE

For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

 Strategic Income Fund Summary

Investment Objective

The Victory Strategic Income Fund (the "Fund") seeks to provide a high current income with a secondary objective of capital appreciation.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 46 of the Fund's Prospectus, in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your Investment Professional.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%[2]	NONE	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	1.00%	0.50%	NONE
Other Expenses	0.26%	0.40%	0.67%	0.51%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.12%	2.01%	1.78%	1.12%
Fee Waiver/Expense Reimbursement[3]	(0.16)%	(0.26)%	(0.43)%	(0.37)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	0.96%	1.75%	1.35%	0.75%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding Acquired Fund Fees and Expenses and certain items such as interest, taxes and brokerage commissions) do not exceed 0.95%, 1.74%, 1.34% and 0.74% of the Fund's Class A, Class C, Class R and Class Y shares, respectively, through at least April 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$296	$533	$789	$1,522
Class C (If you sell your shares at the end of the period.)	$278	$605	$1,059	$2,317
Class C (If you do not sell your shares at the end of the period.)	$178	$605	$1,059	$2,317
Class R	$137	$518	$924	$2,059
Class Y	$77	$319	$581	$1,330

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 106% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests in fixed-income obligations of any kind, including, by way of example, U.S. and foreign corporate investment-grade securities; U.S. government securities and securities of foreign governments and supranational entities; U.S. and foreign below investment grade bonds; and cash instruments. Park Avenue Institutional Advisers LLC, the Fund's sub-adviser, ("Park Avenue") allocates the Fund's investments among these (and other) types of obligations based on its detailed analysis of market, economic, political, and other factors, and of the potential for the various obligations to provide high current income and/or capital appreciation.

Park Avenue selects specific investments for the Fund by considering a wide variety of factors, including yield, potential for appreciation in value, the credit quality of the issuer or collateral, maturity, and the degree of risk associated with a specific investment relative to the potential for favorable investment returns and to other investments.

Park Avenue may sell investments when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

The Fund may invest in investments of any maturity. The Fund may invest in securities of any quality, and may invest without limit in below investment grade securities or unrated securities considered by Park Avenue to be of comparable quality, sometimes referred to as "high yield" or "junk" bonds. An investment will be considered to be below investment grade if it is rated Ba1 or lower by Moody’s Investors Service, Inc. and BB+ or lower by Standard & Poor’s Ratings Group, or if unrated, is considered by Park Avenue to be of comparable quality. A below investment grade rating reflects a greater possibility that the issuer of an investment may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the value of that investment will usually be more volatile and is likely to fall.

The Fund may invest in emerging markets debt. There is no limit on the amount of the Fund's assets that may be invested in obligations of issuers in any country or group of countries.

The Fund may invest in any type of debt instrument, including, for example, domestic or foreign corporate debt securities, securities issued or guaranteed by sovereign governments, their agencies, or instrumentalities, and mortgage-backed securities. The Fund may invest in "tax credit bonds" (including Build America Bonds, clean renewable energy bonds and qualified tax credit bonds) and tax-exempt bonds. The Fund may invest in convertible securities and warrants. The Fund may invest a substantial portion of its assets in mortgage-backed securities, including collateralized mortgage obligations, and other asset-backed securities. The Fund may invest in loans of any maturity and credit quality.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts, options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund also may enter into exchange-traded or over-the-counter foreign currency exchange transactions, including currency futures, forward, and option transactions. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, currency risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund's sensitivity to interest rate risk, currency risk, or other risk; replicating certain direct investments; and asset and sector allocation. In addition, as a substitute for investments directly in debt securities, the Fund may seek exposure to such debt securities through investments in exchange-traded funds.

As a result of its investment strategy, the Fund may experience annual portfolio turnover in excess of 100%.

Principal Risks

The Fund's investments are subject to the following principal risks:

Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.

Loan Risk – Investments in loans are generally subject to the same risks as investments in other types of debt securities, including, in many cases, investments in high-yield/junk bonds. There may be limited public information available regarding the loan. They may be difficult to value and may be illiquid. The receipt of principal and interest on some loans may be subject to the credit risk of a financial institution that issues or administers the loan. Transactions in loans often settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. In certain circumstances, the Fund may not have the same protections available to investors under the federal securities laws.

High-Yield/Junk Bond Risk – Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Mortgage- and Asset-Backed Securities Risk – During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

Municipal Obligations Risk – Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. Changes in the financial health of a municipality or other issuer, or an insurer of municipalities, may make it difficult to pay interest and principal when due and may affect the overall municipal securities market. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Fund to be taxable and may result in a significant decline in the values of such municipal obligations.

Derivatives Risk – Derivative instruments and strategies, including futures and selling securities short, may not perfectly replicate direct investment in the security. Derivatives also entail exposure to counterparty credit risk, the risk of mispricing or improper valuation, and the risk that small price movements can result in substantial gains or losses.

Credit Derivatives Risk – Credit default swaps can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities.

Liquidity Risk – Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgement of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal due to the increased supply in the market that would result from selling activity. In addition, significant securities market disruptions related to outbreaks of the coronavirus (COVID-19) have led to dislocation in the markets for a variety of debt securities, which has decreased liquidity and sharply reduced returns.

Foreign Securities Risk – Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Investment Company Risk – An investment company or similar vehicle (including an ETF) in which the Fund invests may not achieve its investment objective. Underlying investment vehicles are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Portfolio Turnover Risk – Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities will generally result in higher transaction costs and Fund expenses and can lead to distribution of additional short-term capital gains to investors, which are taxed as ordinary income.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, C, R and Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, C, K and Y shares of the RS Strategic Income Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC and sub-advised by Park Avenue) (the "predecessor fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest Quarter	4.12% (quarter ended September 30, 2010)
Lowest Quarter	-2.71% (quarter ended June 30, 2013)

Average Annual Total Returns (For the Periods Ended December 31, 2019)	1 Year	5 Years	10 Years
CLASS A Before Taxes	6.97%	3.28%	4.21%
CLASS A After Taxes on Distributions	5.87%	1.94%	2.65%
CLASS A After Taxes on Distributions and Sale of Fund Shares	4.11%	1.89%	2.60%
CLASS C Before Taxes	7.26%	2.87%	3.68%
CLASS R Before Taxes	8.79%	3.28%	4.05%
CLASS Y Before Taxes	9.35%	3.92%	4.62%
Index
Bloomberg Barclays U.S. Aggregate Bond Index Index returns reflect no deduction for fees, expenses, or taxes.	8.72%	3.05%	3.75%

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc.

Investment Sub-Adviser

Park Avenue Institutional Advisers LLC

Investment Team
	Title	Tenure with the Fund
Kevin Booth, CFA	Portfolio Manager	Since inception
Robert J. Crimmins Jr.	Portfolio Manager	Since inception
Demetrios Tsaparas, CFA	Portfolio Manager	Since 2013
Paul Jablansky	Portfolio Manager	Since 2014

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class R	Class Y
Minimum Initial Investment	$2,500	$2,500	NONE	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE	NONE

For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

 Tax-Exempt Fund Summary

Investment Objective

The Victory Tax-Exempt Fund (the "Fund") seeks to maximize current income exempt from federal income taxes, consistent with the preservation of capital.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 46 of the Fund's Prospectus, in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your Investment Professional.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)	NONE[1]	1.00%[2]	NONE
Annual Fund Operating Expenses (expenses are deducted from fund assets as a percentage of average daily net assets)
Management Fees	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	1.00%	NONE
Other Expenses	0.27%	0.32%	0.33%
Total Annual Fund Operating Expenses	1.02%	1.82%	0.83%
Fee Waiver/Expense Reimbursement[3]	(0.22)%	(0.22)%	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	0.80%	1.60%	0.69%

1  A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled Choosing a Share Class.

2  Applies to shares sold within 12 months of purchase.

3  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.80%, 1.60% and 0.69% of the Fund's Class A, Class C and Class Y shares, respectively, through at least April 30, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$280	$497	$731	$1,403
Class C (If you sell your shares at the end of the period.)	$263	$551	$965	$2,119
Class C (If you do not sell your shares at the end of the period.)	$163	$551	$965	$2,119
Class Y	$70	$251	$447	$1,012

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in investment-grade municipal obligations, the interest on which is, in the opinion of the issuer's bond counsel, exempt from federal income tax including the federal alternative minimum tax ("AMT"). Under normal circumstances at least 80% of the value of its assets will be invested in tax-exempt municipal obligations. This is a fundamental policy that cannot be changed without shareholder approval.

The Adviser allocates the Fund’s investments among a diversified portfolio of investment-grade municipal obligations. The Adviser focuses on credit and yield considerations when selecting investments for the Fund. The Fund typically invests in municipal securities with remaining maturities of between seven and 25 years, but invests in municipal obligations with remaining maturities outside of that range as appropriate based on the Adviser’s analysis of the market and the economy. As of March 31, 2020, the Fund’s dollar weighted average maturity was 9.12 years; the Fund’s dollar weighted average maturity may be substantially longer or shorter any time in the future.

Up to 20% of the value of the Fund's net assets may be invested in bonds that pay interest subject to federal income tax, including bonds that pay interest subject to the AMT. Municipal obligations are debt securities issued by states, the District of Columbia, and territories and possessions of the United States, their political subdivisions, agencies, authorities, and instrumentalities. Types of municipal obligations in which the Fund may invest include:

  general obligation bonds, guaranteed by the issuer's full faith, credit, and taxing power;
  specific obligation bonds, payable by a special tax or revenue source;
  revenue bonds, supported by a revenue source related to the project being financed;
  notes or short-term obligations issued in anticipation of a bond sale, guaranteed by the collection of taxes or receipt of revenues; and
  private activity bonds, including industrial development bonds, issued by or on behalf of public authorities.

The Adviser may sell investments when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in an attempt to limit losses on investments that may decline or have declined in value.

The Fund will normally invest in municipal securities that, at the time of purchase, are of investment grade. An investment-grade security is one that is rated Baa3 or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's Ratings Group or Fitch Ratings Inc., or if unrated, has been determined by the Adviser to be of comparable quality. The Fund may hold up to 20% of its assets in below investment grade or unrated municipal obligations that the Adviser determines to be of comparable quality.

The Fund may invest in other tax-exempt securities that are not municipal obligations. The Fund's investments may include any type of debt instrument, including, for example, zero-coupon securities as well as floating and variable-rate demand notes and bonds.

The Fund may invest without limit in municipal obligations that pay interest from similar revenue sources, in municipal securities of issuers within a single state, or in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic areas or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to economic, political, regulatory, or other factors affecting issuers in those geographic areas or issuers whose revenues are derived from such projects, and may increase the volatility of the Fund's net asset value. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Adviser determines that the potential return from such investment justifies the additional risk.

The Fund may enter into exchange-traded or over-the-counter derivatives transactions of any kind, such as futures contracts, options on futures, and swap contracts, including, for example, interest rate swaps and credit default swaps. The Fund may enter into any of these transactions for a variety of purposes, including, but not limited to, hedging various risks such as credit risk, interest rate risk, and liquidity risk; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting the Fund's sensitivity to interest rate risk or other risk; replicating certain direct investments; and asset and sector allocation.

Principal Risks

The Fund's investments are subject to the following principal risks:

Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.

Municipal Obligations Risk – Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. Changes in the financial health of a municipality or other issuer, or an insurer of municipalities, may make it difficult to pay interest and principal when due and may affect the overall municipal securities market. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Fund to be taxable and may result in a significant decline in the values of such municipal obligations.

High-Yield/Junk Bond Risk – Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Derivatives Risk – Derivative instruments and strategies, including futures and selling securities short, may not perfectly replicate direct investment in the security. Derivatives also entail exposure to counterparty credit risk, the risk of mispricing or improper valuation, and the risk that small price movements can result in substantial gains or losses.

Credit Derivatives Risk – Credit default swaps can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities.

Liquidity Risk – Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgement of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal due to the increased supply in the market that would result from selling activity. In addition, significant securities market disruptions related to outbreaks of the coronavirus (COVID-19) have led to dislocation in the markets for a variety of debt securities, which has decreased liquidity and sharply reduced returns.

Management Risk – The portfolio manager may not execute the Fund's principal investment strategy effectively.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.

Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Performance information for the Fund's Class A, C, and Y shares prior to July 30, 2016 reflects the historical performance of, respectively, the Class A, C, and Y shares of the RS Tax-Exempt Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC and sub-advised by Park Avenue Institutional Advisers LLC) (the "predecessor fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund. The Fund's investment team changed on April 1, 2020.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

Highest Quarter	4.09% (quarter ended September 30, 2011)
Lowest Quarter	-5.36% (quarter ended December 31, 2010)

Average Annual Total Returns (For the Periods Ended December 31, 2019)	1 Year	5 Years	10 Years
CLASS A Before Taxes	6.68%	3.26%	3.87%
CLASS A After Taxes on Distributions	6.27%	2.71%	3.59%
CLASS A After Taxes on Distributions and Sale of Fund Shares	5.51%	3.19%	3.71%
CLASS C Before Taxes	6.97%	2.87%	3.27%
CLASS Y Before Taxes	9.06%	3.81%	4.22%
Index
Bloomberg Barclays Municipal Bond Index Index returns reflect no deduction for fees, expenses, or taxes.	7.54%	3.53%	4.34%

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of USAA Investments, A Victory Capital Investment Franchise.

Investment Team
	Title	Tenure with the Fund
John C. Bonnell, CFA	Senior Portfolio Manager	April 2020
Regina G. Conklin, CFA, CPA	Senior Portfolio Manager	April 2020
Andrew Hattman, CFA, CAIA	Portfolio Manager	April 2020

Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class Y
Minimum Initial Investment	$2,500	$2,500	$1,000,000
Minimum Subsequent Investments	$50	$50	NONE

For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.

Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

Fund distributions normally consist of exempt-interest dividends, which are generally not taxable to you for federal income or alternative minimum tax purposes. A portion of the Fund's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

 Additional Fund Information

Victory Capital Management Inc., which we refer to as the "Adviser" throughout the Prospectus, manages each Fund.

Each Fund is managed by the Adviser, who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the "Victory Funds" or, more simply, the "Funds."

The following section describes additional information about the principal investment strategy the Funds will use under normal market conditions to pursue their investment objectives, as well as any secondary strategies the Funds may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Funds. The SAI includes more information about the Funds, their investments, and the related risks. Under adverse, unstable or abnormal market conditions, a Fund may be unable to pursue or achieve its investment objective and, for temporary purposes, may invest some or all of its assets in a variety of instruments or assets, including high-quality fixed-income securities, cash and cash equivalents. For cash management purposes, each Fund may hold all or a portion of its assets in cash, short-term money market instruments or shares of other investment companies. These positions may reduce the benefit from any upswing in the market, cause a Fund to fail to meet its investment objective and increase a Fund's expenses.

The Tax-Exempt Fund’s policy to invest at least 80% of its net assets in tax-exempt municipal obligations and the High Income Municipal Bond Fund’s policy to invest at least 80% of its net assets in tax-exempt municipal obligations (which may include obligations that pay interest subject to the AMT) cannot be changed without the approval of the applicable Fund’s shareholders. The Floating Rate Fund's and High Yield Fund's policy to invest at least 80% of its assets in the type of securities suggested by the Fund's name is non-fundamental and may be changed by the Board of Trustees upon at least 60 days' written notice to shareholders. For purposes of a Fund's 80% investment policy, "assets" means the Fund's net assets plus the amount of any borrowings for investment purposes, exclusive of collateral held from securities lending. Any derivatives counted towards a Fund's 80% investment policy will be valued at market value.

If you would like to receive additional copies of any materials, please call the Victory Funds at 800-539-FUND (800-539-3863) or please visit VictoryFunds.com.

Investments

The following describes the types of securities each Fund may purchase under normal market conditions to achieve its principal investment strategy. The Funds will not necessarily buy all of the securities listed below.

U.S. Government Securities1

Notes and bonds issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some are direct obligations of the U.S. Treasury; others are obligations only of the U.S. agency or instrumentality. There is no guarantee that the U.S. government will provide support to U.S. agencies or instrumentalities if they are unable to meet their obligations.

U.S. Government Instrumentalities1

Securities issued by U.S. government instrumentalities such as: the Student Loan Marketing Association ("SLMA" or Sallie Mae), The Federal Farm Credit Bank ("FFCB"), and Federal Home Loan Banks. Certain instrumentalities are "wholly-owned Government corporations," such as the Tennessee Valley Authority ("TVA").

Corporate Debt Obligations

Debt instruments issued by corporations. They may be secured or unsecured.

Convertible or Exchangeable Obligations

Debt instruments that may be exchanged or converted to other securities.

Loans

Debt obligations of companies or other entities that are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the loan. A loan may be acquired directly in a transaction arranged through an agent or by assignment from another holder of the loan.

Mortgage-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans.

Mortgage Dollar Rolls

Repurchase transactions in which the Fund may agree to sell a mortgage-backed security for settlement on one date and buy back the same security for settlement on a later date at a lower price.

When-Issued, To-Be-Announced ("TBA") and Delayed-Delivery Securities

Securities that are purchased or sold for delivery at a later time. In a TBA transaction, a seller generally agrees to deliver a mortgage-backed security meeting certain criteria at a future date.

Zero Coupon Bonds

Debt instruments that are purchased at a discount from face value. The bond's face value is received at maturity, with no interest payments before then.

Asset Backed Securities

Debt securities backed by loans or accounts receivable originated by banks, credit card companies, student loan issuers, or other providers of credit. These securities may be enhanced by a bank letter of credit or by insurance coverage provided by a third party.

Derivatives

Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including credit default swap contracts, swaps, futures contracts (both short and long positions), options on futures contracts, options, and forward currency exchange contracts. The Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity), for managing certain risks (such as yield curve exposure, interest rate risk or credit risk), to generate income, to gain exposure to an investment in a manner other than investing in the asset directly or for any other permissible purpose.

Foreign Securities

Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations, and exchange-traded funds ("ETFs") that invest in foreign corporations.

1  Obligations of entities such as the GNMA are backed by the full faith and credit of the U.S. Treasury. Others, such as the FNMA, SLMA, FHLB, FHLMC, FMAC and TVA are supported by the right of the issuer to borrow from the U.S. Treasury. FFCB is supported only by the credit of the federal instrumentality. See the SAI for more information about investments in obligations of U.S. government instrumentalities and wholly-owned government corporations.

The Adviser may use other types of investment strategies in pursuing each Fund's overall investment objective. The following describes the types of securities that the Adviser may purchase or investment techniques the Adviser may employ that are not considered to be a part of the Funds' principal investment strategies. Additional securities and techniques are described in the Funds' SAI.

U.S. Equity Securities

Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.

Investment Companies

The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.

Securities Lending

To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities.

Risk Factors

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

The following provides additional information about some of the Funds’ principal risks and supplements those risks discussed in each Fund's Fund Summary section of this Prospectus.

	Floating Rate	High Income Municipal Bond	High Yield	Strategic Income	Tax- Exempt
Debt Securities Risk	X	X	X	X	X
Geopolitical/Natural Disaster Risk	X	X	X	X	X
IT and Operations Risk	X	X	X	X	X
Manager Risk	X	X	X	X	X
Derivatives Risk	X	X	X	X	X
Emerging Markets Risk				X
Foreign Securities Risk	X		X	X
Credit Derivatives Risk	X	X	X	X	X
Below-Investment Grade Securities Risk	X	X	X	X	X
Convertible Securities Risk			X	X
Investment Company Risk				X
Liquidity Risk	X	X	X	X	X
Loan Risk	X		X	X
Mortgage- and Asset-Backed Securities Risk			X	X
Municipal Obligations Risk		X		X
Active Trading Risk			X	X
U.S. Government Securities Risk	X	X	X	X	X
When-Issued or Delayed Delivery Transactions Risk			X	X
Equity Risk			X

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates, adverse economic or political conditions, tariffs and trade disruptions, inflation, or adverse investor sentiment generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Changes in value may occur sharply and unpredictably. Other factors that may affect the value of a debt security, include public health crises, such as the COVID-19 pandemic, and responses by governments and companies to such crises. The COVID-19 pandemic is having, and any future outbreaks could have, an adverse impact on the issuers of debt securities in which a Fund may invest and the global economy in general, which impact could be material.

This pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. The outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things: (1) government imposition of various forms of “stay at home” orders and the closing of “non-essential” businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees; (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults; (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general. For example, actions by the U.S. Federal Reserve (also known as the “Fed”) have included direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. The COVID-19 pandemic and other market events also may affect the creditworthiness of the issuer of a debt security and may impair an issuer's ability to timely meet its debt obligations as they come due.

  Interest Rate Risk – The value of a security will decline if interest rates rise. When interest rates go up, the value of a debt security typically goes down. When interest rates go down, the value of a debt security typically goes up. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates. In addition, during periods of increased market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates. Interest rates may rise or the rate of inflation may increase, impacting the value of investments in fixed income securities. A debt issuer’s credit quality may be downgraded or an issuer may default. Interest rates may fluctuate due to changes in governmental fiscal policy initiatives and resulting market reaction to those initiatives. Decisions by the Fed regarding interest rate and monetary policy can have a significant effect on the value of debt securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Extremely low or negative interest rates may become more prevalent or may not work as intended. As there is little precedent for this situation, the impact on various markets that interest rate or other significant policy changes may have is unknown.
  Inflation Risk - Inflation can erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating-rate debt securities or equity securities that have a record of dividend growth.
  Reinvestment Risk - When interest rates are declining, the interest income and prepayments on a security a Fund receives may have to be reinvested at lower interest rates. Generally, interest rate risk and reinvestment risk tend to have offsetting effects, though not necessarily of the same magnitude.
  Credit (or Default) Risk - The issuer of a debt security may be unable to make timely payments of interest or principal. Credit risk is measured by NRSROs such as Standard & Poor's (S&P), Fitch, Inc., and Moody's Investor Service (Moody's).
  Liquidity Risk - A lack of a ready market or restrictions on resale may limit a Fund's ability to sell a security at an advantageous time or price. Adverse market or economic conditions, including rising interest rates, may adversely affect the liquidity of a Fund's investments and may lead to increased redemptions. In addition, a Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for a Fund to dispose of the position at an advantageous time or price. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.
  Redemption Risk - The Fund may experience periods of heavy shareholder redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund's performance.

Geopolitical/Natural Disaster Risk

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fire and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

Information Technology and Operations Risk

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund's service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Manager Risk

The investment process used by the investment team may produce incorrect judgments about the value of a particular asset or the team may implement its investment strategy in a way that may not produce the desired results.

Derivatives Risk

The use of derivative instruments, such as futures contracts and credit default swaps, exposes the Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (4) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is theoretically unlimited); (5) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (6) the inability to close out certain hedged positions to avoid adverse tax consequences.

The Fund may enter into credit derivatives, such as credit default swaps and credit default index investments (1) as alternatives to direct (long or short) investment in a particular security, (2) to adjust the Fund's asset allocation or risk exposure, or (3) for hedging purposes. These investments can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more-traditional securities. Currently, some swaps may be negotiated bilaterally and others may be subject to mandatory clearing and exchange trading requirements. These requirements may decrease counterparty exposure and increase liquidity, but will not make swap transactions risk free.

Emerging Markets Risk

All of the risks associated with investing in foreign securities are increased in connection with investments in securities associated with emerging markets. Generally, emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable. These countries are more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. The risks of investing in these markets also include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, and the nationalization of foreign deposits or assets. In addition, countries in emerging markets are more likely to experience instability in their markets due to social and political changes. Further, due to the smaller securities markets, lower trading volumes and less government regulation of securities markets in emerging market countries compared to those in developed countries, investments in emerging market securities generally are more illiquid and volatile and subject to a higher risk of settlement disruptions than investments in securities of issuers in developed countries. Consequently, emerging market securities may be subject to relatively more abrupt and severe price declines.

Foreign Securities Risk

Foreign Investments Risk - Foreign investments involve certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. Foreign securities markets may be subject to more or less governmental supervision than their U.S. counterparts. Certain of these risks may also apply to some extent to U.S. investments that are denominated in foreign currencies and to investments in U.S. companies that have significant foreign operations.

Political Risk - Foreign securities markets may be more volatile than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks, and foreign issuers can be impacted by changes to trade policies and trade disputes. These factors can make foreign investments more volatile than U.S. investments.

Legal Risk - Legal remedies for investors in foreign countries may be more limited than the legal remedies available in the U.S.

Below-Investment-Grade Securities Risk

Below-investment-grade securities ("junk bonds") are subject to certain risks in addition to those risks associated with higher-rated securities. Below-investment-grade securities generally offer higher yields than investment-grade securities with similar maturities because the financial condition of the issuers may not be as strong as issuers of investment-grade securities. For this reason, below-investment-grade securities may be considered "speculative," which means that there is a higher risk that the Fund may lose a substantial portion or all of its investment in a particular below-investment-grade security. Below-investment-grade securities may be more susceptible to real or perceived adverse economic conditions, which may cause them to be downgraded or default, less liquid, and more difficult to evaluate than investment-grade securities.

Convertible Securities Risk

The values of convertible securities in which the Fund may invest may be affected by market interest rates, reduction in credit quality or credit ratings, issuer default on interest and principal payments, and declines in the value of the underlying common stock. Additionally, an issuer may retain the right to buy back its convertible securities at a time and price unfavorable to the Fund.

Investment Company Risk

The Fund's ability to achieve its investment objective may be directly related to the ability of other investment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of a Fund to dispose of such securities or other instruments at advantageous prices may be greatly limited, and a Fund may have to continue to hold such securities or instruments during periods when the adviser would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of a Fund's investments and may lead to increased redemptions. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. It may also be the case that other market participants may be attempting to liquidate a security of a particular issuer or type of issuer at the same time as a Fund is attempting to liquidate such security, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such cases the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund's net asset value ("NAV").

Loan Risk

Investments in loans are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in high-yield/junk bonds. This means they are subject to greater credit risks than other investments, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. In addition, investments in loans may be difficult to value and may be illiquid. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in the loan, resulting in a material decline in the Fund's NAV. In certain circumstances, bank loans may not be deemed to be securities. As a result, the Fund may not have the same protections as securities under the provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law. The Fund's Adviser or Sub-Adviser may seek to avoid the receipt of material non-public information about the issuers of the loans being considered for purchase by the Fund, which may affect its ability to assess the loans as compared to investors that do receive such information.

Additional risks of investments in loans include:

  Agent/Intermediary Risk - If the Fund holds a loan through another financial institution, or relies on another financial institution to administer the loan, the Fund's receipt of principal and interest on the loan is subject to the credit risk of the financial institution. If the Fund holds its interest in a loan through another financial institution, the Fund likely would not be able to exercise its rights directly against the borrower and may not be able to cause the financial institution to take what it considers to be appropriate action. If the Fund relies on a financial institution to administer a loan, the Fund is subject to the risk that the financial institution may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations.
  Collateral Impairment Risk - The terms of certain loans in which the Fund may invest require that collateral be maintained to support payment of the borrower's obligations under the loan. However, the value of the collateral may decline after the Fund invests, and the value of the collateral may not be sufficient to cover the amount owed to the Fund. In addition, the Fund's interest in collateral securing a loan may be found invalid or may be used to pay other outstanding obligations of the borrower under applicable law. In the event that a borrower defaults, the Fund's access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that all or some of the collateral may be illiquid.
  Subordination Risk - Senior loans are subject to the risk that a court could subordinate them to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.
  Limited Information Risk - Because there is limited public information available regarding loan investments, the Fund is particularly dependent on the analytical abilities of the Fund's investment team.
  Settlement Risk - Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund's redemption obligations. In order to meet short-term liquidity needs, a Fund may draw on its cash or other short-term positions, maintain short-term liquid assets sufficient to meet reasonably anticipated redemptions, and maintain a credit facility.

Mortgage- and Asset-Backed Securities Risk

Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage- and asset-backed securities, which typically provide the issuer with the right to call or prepay the security prior to maturity, may be called or prepaid, which may result in the Fund having to reinvest the proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

As a result, mortgage and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage- or asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage- or asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac"), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Municipal Obligations Risk

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Issuers, including governmental issuers of municipal obligations, may be unable to pay their obligations as they come due. Decreases in tax revenues, and increases in liabilities such as pension and health care liabilities, may increase the actual or perceived risk of default on such obligations. Because many municipal obligations are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer projects, conditions in these sectors can affect the overall municipal market. Payment of municipal obligations may depend on an issuer's general unrestricted revenues, revenue generated by a specific project or the operator of a project, government appropriations, or aid from other governments. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. In addition, future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations, causing interest received and distributed to shareholders by the Fund to be taxable and resulting in a significant decline in the values of such municipal obligations. There is generally less public information available for municipal obligations compared to corporate equities or debt securities, and the investment performance of a Fund holding municipal obligations may therefore be more dependent on the analytical abilities of the Adviser or Sub-Adviser.

Victory High Income Municipal Bond Fund may invest in residual interest bonds ("inverse floaters"). Inverse floaters are a type of inverse floating rate security, and their values generally move in the opposite direction from interest rates. Inverse floaters typically are issued by a special purpose vehicle, and are structured to provide their holders with a leveraged return on a fixed-rate municipal bond held by the special purpose vehicle. The Fund's investment in an inverse floater typically involves greater risk than an investment in a fixed-rate bond of comparable maturity and credit quality, and the value of an inverse floater is more volatile than that of a fixed-rate bond due to the leverage it entails. The Fund could lose more than the amount of its investment in certain types of inverse floaters. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities.

Active Trading Risk

To the extent the Fund buys and sells securities actively, it could have higher expenses (which reduces returns to shareholders) and higher taxable distributions. While it is not an investment strategy to actively trade the Fund's portfolio, the Adviser may from time to time do so, generating portfolio turnover rates in excess of 100%.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

When-issued or Delayed-Delivery Transactions

A Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. These transactions may create investment leverage.

Equity Risk

The market prices of equity securities, which may include common stocks and other stock-related securities such as preferred stocks may fluctuate, sometimes rapidly or unpredictably. The value of a security may decline for reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods or services or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Unlike debt securities, which have preference to a company's assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. A Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that a Fund's investment team views as unfavorable for equity securities.

The Adviser may use several types of investment strategies in pursuing the Funds' overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Funds. Additional risks are included in the Funds' SAI.

Investment Company Risk

The Fund's ability to achieve its investment objective may be directly related to the ability of other investment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Securities Lending Risk

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (1) the inability of the borrower to return the securities, (2) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (3) a delay in recovery of the securities, or (4) the loss of rights in the collateral should the borrower fail financially. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

An investment in the Fund is not a complete investment program.

 Organization and Management of the Funds

The Funds' Board of Trustees has the overall responsibility for overseeing the management of each Fund.

The Investment Adviser

The Adviser serves as the investment adviser to each of the Victory Funds pursuant to an investment management agreement. The Adviser oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission ("SEC"). As of March 31, 2020, the Adviser managed and advised assets totaling in excess of $123.7 billion for individual and institutional clients. The Adviser's address is 15935 La Cantera Parkway, San Antonio, TX 78256.

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. USAA Investments, A Victory Capital Investment Franchise, is responsible for the day-to-day investment management of the Victory High Income Municipal Bond Fund and Victory Tax-Exempt Fund.

See "Fund Fees and Expenses" for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to a Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to a Fund.

Advisory fees to be paid annually, before waivers, will be equal to the following:

Fund	Advisory Fee
Victory Floating Rate Fund	0.65%
Victory High Income Municipal Bond Fund	0.50%
Victory High Yield Fund	0.60%
Victory Strategic Income Fund	0.60%
Victory Tax-Exempt Fund	0.50%

The Sub-Adviser

The Adviser has entered into a Sub-Advisory Agreement with Park Avenue. Park Avenue is responsible for the day-to-day investment management of the Victory Floating Rate Fund, Victory High Yield Fund and Victory Strategic Income Fund, which includes buying and selling securities and choosing broker-dealers. Park Avenue is a Delaware limited liability company organized in 2015 and is a wholly-owned subsidiary of GIS. GIS, a Delaware limited liability company, and its predecessor, Guardian Investor Services Corporation, a New York corporation, served as investment sub-adviser for certain predecessor funds from 1968 through 2015. GIS is a subsidiary of The Guardian Life Insurance Company of America ("Guardian Life"), a New York mutual insurance company. Located at 7 Hanover Square, New York, New York 10004, Park Avenue had approximately $5.6 billion in assets under management as of April 1, 2020. For its services, the Adviser, not the Fund, pays Park Avenue an annual fee out of the Adviser's advisory fee.

A discussion of the Board's considerations in approving the Advisory and Sub-Advisory Agreements is included in each Funds' annual report for the period ended December 31.

Portfolio Management

Each Fund's portfolio managers are, together, primarily responsible for the day-to-day management of the Fund's portfolio.

John Blaney has been a co-portfolio manager of Victory Floating Rate Fund (including its predecessor fund) since 2013 and Victory High Yield Fund (including its predecessor fund) since 2015. Mr. Blaney is a managing director and co-head of the high yield and loan portfolio management group at Guardian Life, and has been with Guardian Life since 2000. He has focused on corporate credit and bank loan and high yield bond analysis since 2003. Prior to 2003, he was a structured products analyst and trader. He also helps manage the fixed-income assets of Guardian Life. Prior to joining Guardian Life, Mr. Blaney spent three years as an investment analyst at MetLife. He is a CFA charterholder, and he is a member of the CFA Institute and the New York Society of Security Analysts.

John C. Bonnell, CFA, is a Senior Portfolio Manager with USAA Investments, A Victory Capital Investment Franchise, and has managed the Funds since April 2020. Mr. Bonnell has over 30 years of investment management experience, 25 years of which had been with USAA Asset Management Company, which was acquired by the Adviser’s parent company in 2019. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.

Kevin Booth has been a co-portfolio manager of Victory High Yield Fund (including its predecessor fund) since 2009, and Victory Floating Rate Fund and Victory Strategic Income Fund (including their predecessor funds) since their inceptions. Mr. Booth has been a managing director of Guardian Life since 2009 and is co-head of the high yield and loan portfolio management group at Guardian Life. Within the high yield and corporate loan investment team, he is responsible for issuer and security selection for the Fund, as well as industry allocations. Prior to joining Guardian Life, Mr. Booth was a managing director at BlackRock/Merrill Lynch Investment Managers, and was co-head of BlackRock's leveraged finance business through January 2009, specializing in portfolios consisting of leveraged bank loans, high yield bonds, and distressed obligations. He joined Merrill Lynch Investment Managers in 1991. Mr. Booth is a CFA charterholder.

Regina G. Conklin, CFA, CPA, is a Senior Portfolio Manager with USAA Investments, A Victory Capital Investment Franchise, and has managed the Funds since April 2020. Ms. Conklin has over 24 years of investment management experience. She worked 28 years with USAA Asset Management Company, which was acquired by the Adviser’s parent company in 2019. Ms. Conklin is a member of the CFA Institute, the CFA Society of San Antonio, and the National Federation of Municipal Analysts.

Robert J. Crimmins has been a member of the investment team of Victory Strategic Income Fund (including its predecessor fund) since its inception. Mr. Crimmins has been a managing director of Guardian Life since 2004 and is co-head of the investment grade portfolio management group at Guardian Life. From 2001 to 2004, Mr. Crimmins was a senior director at Guardian Life and prior to that, he was an assistant vice president of fixed-income investments of Guardian Life.

Paul Gillin has been a co-portfolio manager of Victory High Yield Fund and Victory Floating Rate Fund (including their predecessor funds) since 2014. He is a senior director and co-head of the high yield and loan portfolio management group at Guardian Life. Prior to joining Guardian in 2012, Mr. Gillin spent 13 years as a partner and high yield portfolio manager at Rogge Global Partners and its predecessor companies. Before that, he was vice president and portfolio manager with Saudi International Bank, where he participated in the initial development and management of collateralized bond obligation, collateralized loan obligation and leveraged high yield hedge fund products. Mr. Gillin also spent seven years as a managing director and portfolio manager at AIG Investment Advisers. Prior to joining AIG, he helped launch and was the initial portfolio manager for the MainStay High Yield Fund, managed by MacKay Shields Financial. Mr. Gillin is a CFA charterholder.

Andrew Hattman, CFA, CAIA, is a Portfolio Manager with USAA Investments, A Victory Capital Investment Franchise, and has managed the Funds since April 2020. Mr. Hattman has over eight years of investment management experience. Prior to joining the Adviser, Mr. Hattman worked for USAA Asset Management Company, which was acquired by the Adviser’s parent company in 2019. Mr. Hattman holds CFA and CAIA designations.

Paul Jablansky has been a co-portfolio manager of Victory Strategic Income Fund (including its predecessor fund) since 2014. He is a managing director, head of fixed income strategy and investment grade research at Guardian Life. His previous investment management experience includes serving as the head of structured products at Western Asset Management from 2011 through 2013, where he was responsible for managing all aspects of structured products, including portfolio construction and management, trading, research, and surveillance. From 2010 through 2011, he was a managing director and head of non-agency mortgage-backed securities and asset-backed securities strategy at Royal Bank of Scotland. From 2008 through 2009, Mr. Jablansky was also co-managing partner and chief investment officer at 400 Capital Management, an investment management company he co-founded, where he focused on asset-backed, mortgage-backed, and commercial mortgage-backed strategies. Mr. Jablansky also served as a managing director at Banc of America Securities LLC from 2003 through 2008 and held previous positions focusing on asset-backed securities, including roles at Citigroup/Salomon Smith Barney from 1994 through 2003 and Goldman Sachs & Company from 1990 through 1994.

Demetrios Tsaparas has been a co-portfolio manager of Victory Strategic Income Fund (including its predecessor fund) since 2013. Mr. Tsaparas is a senior director and has been with Guardian Life since 2008. He has worked on a broad range of domestic and global macro topics, including rates, currencies, inflation, and global central banks. He also helps manage the fixed-income assets of Guardian Life. Prior to joining Guardian Life, he spent three years at New York Life Investment Management where he was second vice president for portfolio management, analytics and consulting. Prior to that, he was a trader and analyst for Spartan Capital Management. Mr. Tsaparas has a Chartered Financial Analyst (CFA) designation, and he is a member of the CFA Institute and the New York Society of Security Analysts.

The Funds' SAI provides additional information about the portfolio managers' method of compensation, other accounts they manage and any ownership interests they may have in the Funds.

 Investing with the Victory Funds

All you need to do to get started is to fill out an application.

An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Your Investment Professional also can help you decide which share class is best for you. Investment Professionals and other intermediaries may charge fees for their services.

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. Choosing a Share Class will help you decide whether it would be more to your advantage to buy Class A, Class C, Class I, Class R, Class R6 or Class Y shares. Class I, Class R, Class R6 and Class Y shares are available for purchase only by eligible shareholders.

This section of the Prospectus describes each share class currently offered by the Victory Funds. Keep in mind that not all Victory Funds offer each class of shares. Therefore, certain classes may be discussed below that are not necessarily offered in this Prospectus. The classes of shares that are offered by the Fund are those listed on the cover page designated with a ticker symbol.

This section of the Prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Victory Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm's policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.

Each Victory Fund calculates its share price, called its net asset value ("NAV"), each business day as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE"), which is normally 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the NYSE, a Fund's share price will be determined based upon the close of the NYSE. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the NYSE is open.

To the extent a Fund’s investments include securities that are primarily traded in foreign markets, the value of those securities may change on days when shareholders are unable to purchase and redeem a Fund’s shares, such as on weekends or other days when the Fund does not price its shares.

Each Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase, redemption or exchange requests. In addition, if the Securities Industry and Financial Markets Association recommends that government securities dealers close before the close of regular trading on the NYSE (the “Alternative Closing Time”), the Fund reserves the right to refuse any purchase or redemption order received after the Alternative Closing Time. If the Fund closes at the Alternative Closing Time, its NAV will be calculated as of the Alternative Closing Time. You may not be able to buy or sell shares on Columbus Day and Veterans Day, or on holidays when the Federal Reserve system is closed, but the NYSE and other financial markets are open

Each Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, a Fund will price its investments at fair value according to procedures approved by the Board of Trustees. A Fund will fair value a security when:

  Trading in the security has been halted;
  The market quotation for the security is clearly erroneous due to a clerical error;
  The security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or
  An event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security's actual market value in light of subsequent relevant information, and the security's opening price on the next trading day may be different from the fair value price assigned to the security.

Each Victory Fund calculates the NAV of each share class by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find a Fund's NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until a fund reaches a specific number of shareholders or level of assets. You may also find a Fund's NAV by calling 800-539-3863 or by visiting the Funds' website at VictoryFunds.com.

Choosing a Share Class

CLASS A

  Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
  A contingent deferred sales charge (CDSC) may be imposed if you sell your shares within twelve months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class A shares also pay ongoing distribution and/or service (12b-1) fees.
  Lower annual expenses than Class C or Class R shares.

CLASS C

  No front-end sales charge. All your money goes to work for you right away.
  A CDSC may be imposed if you sell your shares within twelve months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
  Class C shares also pay ongoing distribution and/or service (12b-1) fees.
  Higher annual expenses than all other classes of shares.

CLASS I

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class I shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class I shares are only available to certain investors.
  Typically lower annual expenses than all other classes of shares except Class R6 shares.

CLASS R

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class R shares pay ongoing distribution and/or service (12b-1) fees.
  Class R shares are only available to certain investors.
  Higher annual expenses than all classes except Class C shares.

CLASS R6

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class R6 shares are only available to certain investors.
  Typically lower annual expenses than all other classes of shares.

CLASS Y

  No front-end sales charge or contingent deferred sales charge (CDSC). All your money goes to work for you right away.
  Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.
  Class Y shares are only available to certain investors.
  Typically lower annual expenses than Classes A, C and R shares.

Share Classes

When you purchase shares of a Fund, you must choose a share class. The Victory Funds offer Class A, Class C, Class I, Class R, Class R6 and Class Y shares. Each share class represents an interest in the same portfolio of securities, but the classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. Not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders. The Victory Funds may offer additional classes of shares in the future.

Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

The Funds reserve the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Funds may also waive any applicable eligibility criteria or investment minimums at its discretion.

A Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Funds reserve the right to liquidate the shares held in accounts maintained by the financial intermediary.

Calculation of Sales Charges for Class A Shares

For historical expense information, see the "Financial Highlights" at the end of this Prospectus.

Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the "front-end sales load." The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints."

All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

In order to obtain a breakpoint discount, you must inform the Victory Funds or your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your Victory accounts and any linked accounts, such as accounts opened with a different financial intermediary.

The current sales charge rates and breakpoint levels for Class A shares of the Funds are listed below:

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	2.00%	2.04%
$50,000 up to $99,999	1.75%	1.78%
$100,000 up to $249,999	1.50%	1.52%
$250,000 up to $499,999	1.25%	1.27%
$500,000 up to $999,999	1.00%	1.01%
$1,000,000 and above[1]	0.00%	0.00%

1  A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC reductions for Class A Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.

Sales Charge Reductions and Waivers for Class A Shares

There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges and, in some cases, eliminate sales charges.

In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Funds' transfer agent, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. Such information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid for shares of the Victory Funds held in: any accounts (e.g., retirement accounts) established (i) with the Victory Funds and your Investment Professional; (ii) with other financial intermediaries; and (iii) in the name of immediate family household members (spouse or domestic partner and children under 21).

The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Funds or through a financial intermediary. In all instances, it is your responsibility to notify the Funds or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Some intermediaries impose different policies for sales charge waivers and reductions. These variations are described for these firms in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated herein. In order to obtain waivers and discounts that are not available through your intermediary, you must purchase Fund shares directly from the Funds or through another intermediary.

You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Portfolios' Mutual Funds Pricing Policies.

You may reduce or eliminate the sales charge applicable to Class A shares in a number of ways:

  Breakpoint - Purchase a sufficient amount to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
  Letter of Intent - If you anticipate purchasing $50,000 or more of Class A shares of the Fund, including any purchase of Class A shares of other Victory Funds (excluding those Funds that do not impose a sales charge), within a 13-month period, you may qualify for a sales charge breakpoint as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
  Right of Accumulation - You may add the value of any Class A shares of a Fund that you already own (excluding shares sold without a sales charge) to the amount of your next Class A investment of that fund to determine if your additional investment will qualify for a sales charge breakpoint. The value of the Class A shares you already own will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Class A shares (or those held by your spouse (including life partner) and your children under age 21), determined at the previous day’s NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund’s Right of Accumulation, you or your Investment Professional must inform the Fund’s transfer agent that the Right applies each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;
  Combination Privilege - You may combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;
  Reinstatement Privilege - You may reinvest at NAV all or part of your redemption proceeds within 90 days of a redemption of Class A shares of a Fund;
  Waiver - The Victory Funds will completely waive the sales charge for Class A shares in the following cases:
    Purchases of $1,000,000 or more;
    Purchases by certain individuals associated with the Victory Funds or service providers (see "Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers");
    Purchases by registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with the Funds' distributor ("Distributor"), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
    Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
    Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account;
    Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
    Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as "supermarkets");
    Purchases by certain financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
    Investors that have an investment account with the Adviser;
    Purchases by CMS Energy employees participating in a Victory prototype Roth IRA plan by way of payroll deduction from CMS Energy; and
    Individuals who reinvest the proceeds of redemptions from Class I, Class R6 or Class Y shares of a Victory Fund within 60 days of redemption.

You should inform the Fund or your Investment Professional at the time of purchase of the sales charge waiver category which you believe applies.

CDSC for Class A Shares

A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within twelve months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.

CDSC for Class C Shares

You will pay a 1.00% CDSC on any Class C shares you sell within twelve months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.

An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinvested do not result in a refund of any CDSC paid by the shareholder, but the reinvested shares will be treated as CDSC exempt upon reinvestment. The shareholder must ask the Distributor for such privilege at the time of reinvestment.

To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to a CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.

More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

CDSC Reductions and Waivers for Class A and Class C Shares

No CDSC is imposed on redemptions of Class A and Class C shares in the following circumstances:

  To the extent that the shares redeemed:
    are no longer subject to the holding period for such shares;
    resulted from reinvestment of distributions; or
    were exchanged for shares of another Victory Fund as allowed by the Prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
  Following the death or post-purchase disability of:
    a registered shareholder on an account; or
    a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
  Distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from:
    required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
    tax free returns of excess contributions or returns of excess deferral amounts;
    distributions on the death or disability of the account holder;
    distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
    distributions as a result of separation of service;
  Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
  In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
  When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
  Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Eligibility Requirements to Purchase Class I Shares

Class I shares may only be purchased by:

  Institutional and individual retail investors with a minimum investment in Class I shares of $2,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
  Investors who purchase through advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account ("Advisory Programs"). Such transactions may be subject to additional rules or requirements of the applicable Advisory Program;
  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans; and
  Brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.

A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $2,000,000.

Eligibility Requirements to Purchase Class R Shares

A Fund reserves the right to change the criteria for eligible investors and the investment minimums.

Class R shares may only be purchased by:

  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans; and
  Investors who purchase through Advisory Programs with an approved financial intermediary.

Eligibility Requirements to Purchase Class R6 Shares

Class R6 shares may only be purchased by:

  Registered investment companies;
  Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization, employer sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
  Endowments and foundations; and
  Investors who purchase through Advisory Programs with an approved financial intermediary.

Eligibility Requirements to Purchase Class Y Shares

Class Y shares may only be purchased by:

  Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
  Clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Funds, who invest at least $2,500;
  Brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class Y shares through these programs may be required to pay a commission and/or other forms of compensation to the broker;
  Pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Fund;
  Investors who purchase through Advisory Programs with an approved financial intermediary.
  Purchases by:
    investment advisory clients of the Adviser; or
    investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.

A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.

Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers

Current and retired Victory Fund trustees and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by a Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. "Affiliated Providers" are affiliates of the Adviser and organizations that provide services to the Trust.

Information About Fees

Distribution and Service Plans

In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A, Class C and Class R shares of the Funds.

Under the Class A Distribution and Service Plan, a Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of Class A shares. Under the Class R Distribution and Service Plan, a Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of its average daily net assets of Class R shares. The fee is paid for general distribution services, for selling Class A and Class R shares of the Fund and, as applicable, for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of Fund shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Under the Class C Distribution and Service Plan, a Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund's Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of a Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

Except with respect to Class R6 shares, if you purchase Fund shares through an Investment Professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, the Adviser (and its affiliates) may make substantial payments out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds, to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other Investment Professionals for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." The Adviser (and its affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer's or financial intermediary's system. Such payments are not considered to be revenue sharing payments.

In some circumstances, these types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets, or from the resources of the Adviser or its affiliates on sales of or investments in Class R6 shares.

How to Buy Shares

Opening an Account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 1-800-539-3863. You can also download an Account Application by visiting the Victory Funds' website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Funds.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Funds are unable to collect the required information, you may not be able to open your account. Additional details about the Funds' Customer Identification Program are available in the section "Important Fund Policies."

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

Paying for Your Initial Purchase

If you wish to make an investment directly into the Victory Funds, make your check payable to the "Victory Funds." All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Funds. All payments must be denominated in U.S. dollars.

Minimum Investments

If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least $50. Different intermediaries may impose different minimum investments. These variations are described in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. If you would like to buy Class I, Class R, Class R6 or Class Y shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class I, Class R, Class R6 or Class Y shares except as set forth in the Eligibility Requirements to Purchase with respect to some types of accounts.

For Class C shares, individual purchases of $1,000,000 and above will automatically be made in Class A shares.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees and immediate family members of employees, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when a Fund is purchased through an Advisory Program within qualified retirement plans or in other similar circumstances. Although the Funds may sometimes waive the minimum investment, when they do so, they always reserve the right to reject initial investments under the minimum at their discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

A Fund reserves the right to change the criteria for eligible investors and the investment minimums.

Purchasing Additional Shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

  By Mail

  To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

  By Telephone

  If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

  By Exchange

  You may purchase shares of a Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section "Exchanging Shares."

  Via the Internet

  If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House ("ACH") payment in order to execute online purchases.

  By ACH

  Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Funds do not charge a fee for ACH transfers but they reserve the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

  By Wire

  You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-3863 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

  Although the transfer agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

  By Systematic Investment Plan

  To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of a Fund.

Other Purchase Rules You Should Know

The Funds reserve the right to refuse a purchase order for any reason, including if they believe that doing so would be in the best interest of a Fund or its shareholders. The Funds also reserve the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	Victory Funds P.O. Box 182593 Columbus, OH 43218-2593
BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: Victory Funds c/o FIS TA Operations 4249 Easton Way, Suite 400 Columbus, OH 43219 PHONE: 800-539-3863
BY WIRE	Call 800-539-3863 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.
BY TELEPHONE	800-539-FUND (800-539-3863)
ON THE INTERNET	www.VictoryFunds.com

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Funds as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How to Exchange Shares

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling 800-539-FUND or by visiting VictoryFunds.com

The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or shares of another Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

  Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
  To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
  Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.

If you have questions about these, or any of the Funds' other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Class C Share Conversion

Class C shares of a Fund will automatically convert to Class A shares in the month following the 10-year anniversary date of the purchase of the Class C shares. The conversion will be effected at the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

You may be able to voluntarily convert your Class C shares before the 10-year anniversary to a different share class of the same Fund that has a lower total annual operating expense ratio provided certain conditions are met. This voluntary conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

Processing Your Voluntary Exchange/Conversion

If your exchange or conversion request is received and accepted by the Funds, an Investment Professional or other intermediary by the close of trading as described in the section entitled, “Share Price,” then your request will be processed the same day. If received after the close of trading, your request will be processed on the next business day. Please contact your financial intermediary regarding the tax consequences of any exchange or conversion.

Exchanges will occur at the respective NAVs of the Funds' share classes next calculated after receipt and acceptance of your exchange request in good order, plus any applicable sales charge described in the Prospectus. Share class conversions will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's NAVs.

Requesting an Exchange

You can exchange shares of the Funds by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

By Telephone

Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

By Mail

Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

Via the Internet

You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other Exchange Rules You Should Know

The Funds may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Funds may terminate or modify the exchange privilege at any time on 60 days' notice to shareholders.

An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of a Fund that were purchased through your employer's retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

How to Sell Shares

There are a number of convenient ways to sell your shares. You can use the same mailing addresses listed for purchases.

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

BY TELEPHONE

The easiest way to redeem shares is by calling 800-539-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

  Mail a check to the address of record;
  Wire funds to a previously designated domestic financial institution;
  Mail a check to a previously designated alternate address; or
  Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

  Your account registration has changed within the last 15 business days;
  The check is not being mailed to the address on your account;
  The check is not being made payable to the owner of the account;
  The redemption proceeds are being transferred to another Victory Fund account with a different registration; or
  The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

BY WIRE

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.

BY ACH

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information About Redemptions
  Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which will take up to 10 business days.
  We typically expect to send the proceeds from your share redemption within one business day after we execute your order, but we may take up to seven business days to send redemption proceeds, regardless of payment type. When you sell shares through your financial intermediary, you can ask the intermediary to tell you when you can expect to receive the proceeds of your redemption.
  A Fund may suspend your right to redeem your shares in the following circumstances:
    During non-routine closings of the NYSE;
    When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or
    When the SEC orders a suspension to protect the Fund's shareholders.
  A Fund typically uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet redemption requests. In unusual circumstances or under stressed market conditions, the Fund may use other methods to raise cash to meet redemption requests. For example, the Fund may borrow from a line of credit or borrow available cash held by other Victory Funds under an "interfund lending program" in reliance on an exemptive order from the SEC.
  A Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets. The Funds reserve the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.
  If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the redemption check to you or the check remains outstanding for more than six months, the Funds reserve the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

 Distributions and Taxes

Buying a dividend. You should check the Funds' distribution schedule before you invest. If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. Each Fund passes its earnings along to investors in the form of dividends. Dividends paid by a Fund represent the net income from dividends and interest earned on investments after expenses. Each Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends annually. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of your Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the same Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. Each Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Income Earned Option

You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Distributions Option

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you will pay a sales charge on the amount of reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information About Taxes

The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

A Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

  Qualified dividends received from a Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividends received by a Fund. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.
  Dividends are treated in the same manner for U.S. federal income tax purposes whether you receive them in cash, additional shares of a Fund, or you reinvest them in shares of another Victory Fund.
  Dividends from a Fund that are attributable to interest on certain U.S. government obligations, if any, may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from a Fund.
  An exchange of a Fund's shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of a Fund, you must recognize any gain or loss.
  An exchange of one class of a Fund's shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.
  Distributions from a Fund and gains from the disposition of your shares may also be subject to state and local income tax.
  An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes ordinary dividends, capital gain distributions from a Fund, and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.
  Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
  Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you.
  Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
  A Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).
  A Fund may be required to withhold tax from taxable distributions if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.
  You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
  The Funds may provide estimated capital gain distribution information through the website at VictoryFunds.com.

 Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Victory Funds must obtain the following information for each person who opens a new account:

  Name;
  Date of birth (for individuals);
  Residential or business street address (although post office boxes are still permitted for mailing); and
  Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Victory Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Victory Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided in all cases by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee (MSG). In some instances a Notary Public stamp is an acceptable alternative. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

  Change of name (Notary Public, SVP or MSG);
  Add/change banking instructions (SVP or MSG);
  Add/change beneficiaries (Notary Public, SVP or MSG);
  Add/change authorized account traders (SVP or MSG);
  Adding a Power of Attorney (Notary Public, SVP or MSG);
  Add/change Trustee (Notary Public, SVP or MSG); and
  Uniform Transfers to Minors Act/Uniform Gifts to Minors Act custodian change (Notary Public, SVP or MSG).

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Funds' Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Funds will:

  Employ "fair value" pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and
  Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Funds, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Funds or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short-term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Funds, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Funds that provide a substantially similar level of protection for the Funds against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Funds' market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

A description of each Fund's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI and on the Funds' website at VictoryFunds.com.

Performance

The Victory Funds may advertise the performance of a Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Funds calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and the Funds, neither this Prospectus nor the SAI represents a contract between the Trust or the Funds and any shareholder.

 Financial Highlights

The following financial highlights tables reflect historical information about shares of the Funds and are intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of its operations. Certain information shows the results of an investment in one share of the Fund. To the extent a Fund invests in other funds, the Total Annual Operating Expenses included in a Fund's Fees and Expenses Table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).

The information presented for the year ended December 31, 2019 has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ annual report. The information for all periods prior to December 31, 2019 has been audited by different independent registered public accounting firms. A Fund’s annual and semi-annual reports are available by calling the Victory Funds at 800-539-FUND and at VictoryFunds.com.

The financial highlights for each Fund reflect the historical financial highlights of its corresponding predecessor fund, a separate series of RS Investment Trust that was managed by RS Investment Management Co. LLC. Upon the completion of the reorganization of each predecessor fund with and into its respective Fund, which occurred on July 29, 2016, the Class A, C, R and Y shares of each Fund, as applicable, assumed the performance, financial and other historical information of the Class A, C, K and Y shares, respectively, of the corresponding predecessor fund.

Floating Rate Fund

	Class A Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$9.13	$9.60	$9.71	$9.08	$9.82
Investment Activities
Net Investment Income (Loss)(a)	0.55	0.52	0.46	0.46	0.46
Net Realized and Unrealized Gains (Losses) on Investments	0.29	(0.47)	(0.10)	0.63	(0.74)
Total from Investment Activities	0.84	0.05	0.36	1.09	(0.28)
Distributions to Shareholders From
Net Investment Income	(0.55)	(0.52)	(0.47)	(0.46)	(0.46)
Total Distributions	(0.55)	(0.52)	(0.47)	(0.46)	(0.46)
Net Asset Value, End of Period	$9.42	$9.13	$9.60	$9.71	$9.08
Total Return (Excludes Sales Charge)	9.43%	0.43%	3.76%	12.35%	(3.03)%
Ratios to Average Net Assets
Net Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net Investment Income (Loss)	5.89%	5.41%	4.76%	4.95%	4.71%
Gross Expenses	1.17%	1.14%	1.10%	1.11%	1.06%
Supplemental Data
Net Assets, End of Period (000's)	$146,584	$118,672	$148,060	$221,022	$227,240
Portfolio Turnover(b)	35%	48%	57%	56%	29%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$9.14	$9.61	$9.72	$9.08	$9.83
Investment Activities
Net Investment Income (Loss)(a)	0.48	0.44	0.38	0.39	0.38
Net Realized and Unrealized Gains (Losses) on Investments	0.28	(0.47)	(0.10)	0.64	(0.75)
Total from Investment Activities	0.76	(0.03)	0.28	1.03	(0.37)
Distributions to Shareholders From
Net Investment Income	(0.48)	(0.44)	(0.39)	(0.39)	(0.38)
Total Distributions	(0.48)	(0.44)	(0.39)	(0.39)	(0.38)
Net Asset Value, End of Period	$9.42	$9.14	$9.61	$9.72	$9.08
Total Return (Excludes Contingent Deferred Sales Charge)	8.49%	(0.38)%	2.93%	11.57%	(3.91)%
Ratios to Average Net Assets
Net Expenses	1.80%	1.80%	1.80%	1.80%	1.80%
Net Investment Income (Loss)	5.08%	4.60%	3.97%	4.18%	3.92%
Gross Expenses	1.92%	1.90%	1.87%	1.89%	1.85%
Supplemental Data
Net Assets, End of Period (000's)	$149,054	$211,462	$265,486	$341,169	$399,361
Portfolio Turnover(b)	35%	48%	57%	56%	29%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$9.13	$9.60	$9.72	$9.08	$9.83
Investment Activities
Net Investment Income (Loss)(a)	0.50	0.46	0.41	0.42	0.41
Net Realized and Unrealized Gains (Losses) on Investments	0.28	(0.46)	(0.12)	0.63	(0.75)
Total from Investment Activities	0.78	—(b)	0.29	1.05	(0.34)
Distributions to Shareholders From
Net Investment Income	(0.50)	(0.47)	(0.41)	(0.41)	(0.41)
Total Distributions	(0.50)	(0.47)	(0.41)	(0.41)	(0.41)
Net Asset Value, End of Period	$9.41	$9.13	$9.60	$9.72	$9.08
Total Return	8.75%	(0.13)%	3.07%	11.88%	(3.62)%
Ratios to Average Net Assets
Net Expenses	1.56%	1.56%	1.56%	1.53%	1.52%
Net Investment Income (Loss)	5.34%	4.84%	4.20%	4.48%	4.22%
Gross Expenses	3.73%	2.99%	2.26%	1.53%	1.52%
Supplemental Data
Net Assets, End of Period (000's)	$455	$716	$916	$1,319	$1,920
Portfolio Turnover(c)	35%	48%	57%	56%	29%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$9.14	$9.61	$9.72	$9.08	$9.83
Investment Activities
Net Investment Income (Loss)(a)	0.57	0.54	0.48	0.49	0.48
Net Realized and Unrealized Gains (Losses) on Investments	0.29	(0.47)	(0.10)	0.63	(0.75)
Total from Investment Activities	0.86	0.07	0.38	1.12	(0.27)
Distributions to Shareholders From
Net Investment Income	(0.57)	(0.54)	(0.49)	(0.48)	(0.48)
Total Distributions	(0.57)	(0.54)	(0.49)	(0.48)	(0.48)
Net Asset Value, End of Period	$9.43	$9.14	$9.61	$9.72	$9.08
Total Return	9.65%	0.64%	3.98%	12.71%	(2.91)%
Ratios to Average Net Assets
Net Expenses	0.78%	0.78%	0.78%	0.78%	0.78%
Net Investment Income (Loss)	6.10%	5.64%	4.99%	5.21%	4.91%
Gross Expenses	0.92%	0.89%	0.88%	0.88%	0.84%
Supplemental Data
Net Assets, End of Period (000's)	$289,796	$281,545	$276,195	$370,035	$471,827
Portfolio Turnover(b)	35%	48%	57%	56%	29%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

High Income Municipal Bond Fund

	Class A Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$10.39	$10.79	$10.35	$10.89	$10.84
Investment Activities
Net Investment Income (Loss)(a)	0.35	0.43	0.46	0.44	0.43
Net Realized and Unrealized Gains (Losses) on Investments	0.47	(0.40)	0.44	(0.54)	0.05
Total from Investment Activities	0.82	0.03	0.90	(0.10)	0.48
Distributions to Shareholders From
Net Investment Income	(0.40)	(0.43)	(0.46)	(0.44)	(0.43)
Net Realized Gains from Investments	(0.06)	—	—	—	—
Total Distributions	(0.46)	(0.43)	(0.46)	(0.44)	(0.43)
Net Asset Value, End of Period	$10.75	$10.39	$10.79	$10.35	$10.89
Total Return (Excludes Sales Charge)	8.04%	0.34%	8.85%	(1.04)%	4.51%
Ratios to Average Net Assets
Net Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net Investment Income (Loss)	3.27%	4.13%	4.31%	4.02%	3.96%
Gross Expenses	1.09%	1.02%	0.96%	0.96%	0.95%
Supplemental Data
Net Assets, End of Period (000's)	$19,153	$16,483	$25,831	$32,943	$48,485
Portfolio Turnover(b)	49%	48%	66%	49%	53%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$10.39	$10.79	$10.35	$10.89	$10.84
Investment Activities
Net Investment Income (Loss)(a)	0.28	0.35	0.38	0.36	0.35
Net Realized and Unrealized Gains (Losses) on Investments	0.46	(0.40)	0.44	(0.54)	0.05
Total from Investment Activities	0.74	(0.05)	0.82	(0.18)	0.40
Distributions to Shareholders From
Net Investment Income	(0.32)	(0.35)	(0.38)	(0.36)	(0.35)
Net Realized Gains from Investments	(0.06)	—	—	—	—
Total Distributions	(0.38)	(0.35)	(0.38)	(0.36)	(0.35)
Net Asset Value, End of Period	$10.75	$10.39	$10.79	$10.35	$10.89
Total Return (Excludes Contingent Deferred Sales Charge)	7.22%	(0.43)%	8.01%	(1.79)%	3.71%
Ratios to Average Net Assets
Net Expenses	1.57%	1.57%	1.57%	1.57%	1.57%
Net Investment Income (Loss)	2.61%	3.35%	3.54%	3.26%	3.19%
Gross Expenses	1.85%	1.78%	1.73%	1.73%	1.73%
Supplemental Data
Net Assets, End of Period (000's)	$13,995	$19,282	$25,175	$29,563	$36,190
Portfolio Turnover(b)	49%	48%	66%	49%	53%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$10.39	$10.79	$10.35	$10.89	$10.84
Investment Activities
Net Investment Income (Loss)(a)	0.38	0.46	0.48	0.47	0.45
Net Realized and Unrealized Gains (Losses) on Investments	0.47	(0.40)	0.44	(0.54)	0.05
Total from Investment Activities	0.85	0.06	0.92	(0.07)	0.50
Distributions to Shareholders From
Net Investment Income	(0.43)	(0.46)	(0.48)	(0.47)	(0.45)
Net Realized Gains from Investments	(0.06)	—	—	—	—
Total Distributions	(0.49)	(0.46)	(0.48)	(0.47)	(0.45)
Net Asset Value, End of Period	$10.75	$10.39	$10.79	$10.35	$10.89
Total Return	8.29%	0.57%	9.10%	(0.81)%	4.75%
Ratios to Average Net Assets
Net Expenses	0.57%	0.57%	0.57%	0.57%	0.57%
Net Investment Income (Loss)	3.56%	4.36%	4.55%	4.26%	4.18%
Gross Expenses	0.88%	0.78%	0.73%	0.72%	0.73%
Supplemental Data
Net Assets, End of Period (000's)	$10,620	$11,683	$26,864	$36,603	$43,024
Portfolio Turnover(b)	49%	48%	66%	49%	53%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

High Yield Fund

	Class A Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$6.20	$6.57	$6.34	$5.85	$6.52
Investment Activities
Net Investment Income (Loss)(a)	0.37	0.39	0.39	0.38	0.40
Net Realized and Unrealized Gains (Losses) on Investments	0.54	(0.37)	0.22	0.49	(0.67)
Total from Investment Activities	0.91	0.02	0.61	0.87	(0.27)
Distributions to Shareholders From
Net Investment Income	(0.38)	(0.39)	(0.38)	(0.38)	(0.40)
Total Distributions	(0.38)	(0.39)	(0.38)	(0.38)	(0.40)
Net Asset Value, End of Period	6.73	6.20	6.57	6.34	5.85
Total Return (Excludes Sales Charge)	14.90%	0.28%	9.93%	15.40%	(4.51)%
Ratios to Average Net Assets
Net Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net Investment Income (Loss)	5.70%	6.01%	5.99%	6.32%	6.16%
Gross Expenses	1.12%	1.12%	1.13%	1.18%	1.16%
Supplemental Data
Net Assets, End of Period (000's)	$31,602	$23,797	$21,882	$25,530	$26,608
Portfolio Turnover(b)	87%	87%	174%	165%	151%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$6.21	$6.58	$6.35	$5.86	$6.53
Investment Activities
Net Investment Income (Loss)(a)	0.33	0.34	0.34	0.34	0.35
Net Realized and Unrealized Gains (Losses) on Investments	0.54	(0.36)	0.23	0.49	(0.67)
Total from Investment Activities	0.87	(0.02)	0.57	0.83	(0.32)
Distributions to Shareholders From
Net Investment Income	(0.33)	(0.35)	(0.34)	(0.34)	(0.35)
Total Distributions	(0.33)	(0.35)	(0.34)	(0.34)	(0.35)
Net Asset Value, End of Period	6.75	6.21	6.58	6.35	5.86
Total Return (Excludes Contingent Deferred Sales Charge)	14.24%	(0.43)%	9.19%	14.58%	(5.16)%
Ratios to Average Net Assets
Net Expenses	1.70%	1.70%	1.70%	1.70%	1.70%
Net Investment Income (Loss)	5.00%	5.29%	5.27%	5.61%	5.47%
Gross Expenses	1.82%	1.84%	1.84%	1.91%	1.90%
Supplemental Data
Net Assets, End of Period (000's)	$21,163	$19,432	$22,283	$22,498	$22,138
Portfolio Turnover(b)	87%	87%	174%	165%	151%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$6.22	$6.59	$6.35	$5.87	$6.54
Investment Activities
Net Investment Income (Loss)(a)	0.35	0.37	0.37	0.36	0.37
Net Realized and Unrealized Gains (Losses) on Investments	0.53	(0.37)	0.23	0.48	(0.66)
Total from Investment Activities	0.88	—(b)	0.60	0.84	(0.29)
Distributions to Shareholders From
Net Investment Income	(0.35)	(0.37)	(0.36)	(0.36)	(0.38)
Total Distributions	(0.35)	(0.37)	(0.36)	(0.36)	(0.38)
Net Asset Value, End of Period	6.75	6.22	6.59	6.35	5.87
Total Return	14.48%	(0.07)%	9.64%	14.78%	(4.82)%
Ratios to Average Net Assets
Net Expenses	1.33%	1.35%	1.35%	1.35%	1.35%
Net Investment Income (Loss)	5.37%	5.64%	5.61%	5.96%	5.82%
Gross Expenses	1.33%	1.35%	1.36%	1.45%	1.51%
Supplemental Data
Net Assets, End of Period (000's)	$18,818	$17,595	$19,217	$18,742	$18,042
Portfolio Turnover(c)	87%	87%	174%	165%	151%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$6.17	$6.54	$6.31	$5.82	$6.49
Investment Activities
Net Investment Income (Loss)(a)	0.39	0.41	0.40	0.39	0.41
Net Realized and Unrealized Gains (Losses) on Investments	0.53	(0.37)	0.23	0.49	(0.67)
Total from Investment Activities	0.92	0.04	0.63	0.88	(0.26)
Distributions to Shareholders From
Net Investment Income	(0.39)	(0.41)	(0.40)	(0.39)	(0.41)
Total Distributions	(0.39)	(0.41)	(0.40)	(0.39)	(0.41)
Net Asset Value, End of Period	6.70	6.17	6.54	6.31	5.82
Total Return	15.25%	0.52%	10.24%	15.72%	(4.34)%
Ratios to Average Net Assets
Net Expenses	0.76%	0.76%	0.76%	0.76%	0.76%
Net Investment Income (Loss)	5.96%	6.32%	6.27%	6.54%	6.36%
Gross Expenses	0.92%	0.97%	1.04%	1.00%	0.95%
Supplemental Data
Net Assets, End of Period (000's)	$108,171	$21,060	$5,213	$6,938	$6,047
Portfolio Turnover(b)	87%	87%	174%	165%	151%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Strategic Income Fund

	Class A Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$9.74	$10.14	$9.99	$9.68	$10.10
Investment Activities
Net Investment Income (Loss)(a)	0.27	0.34	0.33	0.23	0.31
Net Realized and Unrealized Gains (Losses) on Investments	0.61	(0.41)	0.17	0.36	(0.40)
Total from Investment Activities	0.88	(0.07)	0.50	0.59	(0.09)
Distributions to Shareholders From
Net Investment Income	(0.25)	(0.33)	(0.35)	(0.27)	(0.32)
Net Realized Gains from Investments	—	—	—	—	(0.01)
Return of Capital	(0.02)	—	—	(0.01)	—
Total Distributions	(0.27)	(0.33)	(0.35)	(0.28)	(0.33)
Net Asset Value, End of Period	$10.35	$9.74	$10.14	$9.99	$9.68
Total Return (Excludes Sales Charge)	9.17%	(0.66)%	5.12%	6.20%	(0.93)%
Ratios to Average Net Assets
Net Expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net Investment Income (Loss)	2.61%	3.46%	3.24%	2.28%	3.05%
Gross Expenses	1.11%	1.09%	1.07%	1.17%	1.16%
Supplemental Data
Net Assets, End of Period (000's)	$33,767	$32,053	$34,957	$37,121	$37,845
Portfolio Turnover(b)	106%	115%	138%	79%	41%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$9.79	$10.19	$10.04	$9.72	$10.15
Investment Activities
Net Investment Income (Loss)(a)	0.19	0.26	0.25	0.15	0.23
Net Realized and Unrealized Gains (Losses) on Investments	0.61	(0.41)	0.17	0.38	(0.40)
Total from Investment Activities	0.80	(0.15)	0.42	0.53	(0.17)
Distributions to Shareholders From
Net Investment Income	(0.18)	(0.25)	(0.27)	(0.20)	(0.25)
Net Realized Gains from Investments	—	—	—	—	(0.01)
Return of Capital	(0.01)	—	—	(0.01)	—
Total Distributions	(0.19)	(0.25)	(0.27)	(0.21)	(0.26)
Net Asset Value, End of Period	$10.40	$9.79	$10.19	$10.04	$9.72
Total Return (Excludes Contingent Deferred Sales Charge)	8.26%	(1.45)%	4.27%	5.46%	(1.79)%
Ratios to Average Net Assets
Net Expenses	1.74%	1.74%	1.74%	1.74%	1.74%
Net Investment Income (Loss)	1.83%	2.65%	2.44%	1.49%	2.25%
Gross Expenses	2.00%	1.97%	1.89%	2.00%	1.97%
Supplemental Data
Net Assets, End of Period (000's)	$9,126	$10,221	$11,671	$11,547	$12,940
Portfolio Turnover(b)	106%	115%	138%	79%	41%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class R Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$9.79	$10.20	$10.04	$9.73	$10.16
Investment Activities
Net Investment Income (Loss)(a)	0.23	0.30	0.29	0.19	0.27
Net Realized and Unrealized Gains (Losses) on Investments	0.62	(0.42)	0.18	0.37	(0.40)
Total from Investment Activities	0.85	(0.12)	0.47	0.56	(0.13)
Distributions to Shareholders From
Net Investment Income	(0.22)	(0.29)	(0.31)	(0.24)	(0.29)
Net Realized Gains from Investments	—	—	—	—	(0.01)
Return of Capital	(0.01)	—	—	(0.01)	—
Total Distributions	(0.23)	(0.29)	(0.31)	(0.25)	(0.30)
Net Asset Value, End of Period	$10.41	$9.79	$10.20	$10.04	$9.73
Total Return	8.79%	(1.15)%	4.78%	5.77%	(1.39)%
Ratios to Average Net Assets
Net Expenses	1.34%	1.34%	1.34%	1.34%	1.34%
Net Investment Income (Loss)	2.21%	3.05%	2.83%	1.89%	2.64%
Gross Expenses	1.77%	1.70%	1.61%	1.53%	1.58%
Supplemental Data
Net Assets, End of Period (000's)	$2,866	$2,761	$2,927	$2,979	$3,338
Portfolio Turnover(b)	106%	115%	138%	79%	41%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$9.69	$10.09	$9.94	$9.63	$10.05
Investment Activities
Net Investment Income (Loss)(a)	0.29	0.36	0.35	0.25	0.32
Net Realized and Unrealized Gains (Losses) on Investments	0.61	(0.41)	0.18	0.36	(0.39)
Total from Investment Activities	0.90	(0.05)	0.53	0.61	(0.07)
Distributions to Shareholders From
Net Investment Income	(0.28)	(0.35)	(0.38)	(0.29)	(0.34)
Net Realized Gains from Investments	—	—	—	—	(0.01)
Return of Capital	(0.02)	—	—	(0.01)	—
Total Distributions	(0.30)	(0.35)	(0.38)	(0.30)	(0.35)
Net Asset Value, End of Period	$10.29	$9.69	$10.09	$9.94	$9.63
Total Return	9.35%	(0.45)%	5.38%	6.45%	(0.74)%
Ratios to Average Net Assets
Net Expenses	0.74%	0.74%	0.74%	0.74%	0.74%
Net Investment Income (Loss)	2.83%	3.72%	3.46%	2.50%	3.24%
Gross Expenses	1.11%	1.06%	0.95%	0.99%	0.98%
Supplemental Data
Net Assets, End of Period (000's)	$5,274	$4,798	$10,180	$11,768	$13,217
Portfolio Turnover(b)	106%	115%	138%	79%	41%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Tax-Exempt Fund

	Class A Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$9.47	$9.91	$9.65	$10.53	$10.83
Investment Activities
Net Investment Income (Loss)(a)	0.30	0.36	0.36	0.35	0.35
Net Realized and Unrealized Gains (Losses) on Investments	0.53	(0.30)	0.39	(0.49)	(0.05)
Total from Investment Activities	0.83	0.06	0.75	(0.14)	0.30
Distributions to Shareholders From
Net Investment Income	(0.34)	(0.36)	(0.37)	(0.35)	(0.35)
Net Realized Gains from Investments	(0.12)	(0.14)	(0.12)	(0.39)	(0.25)
Total Distributions	(0.46)	(0.50)	(0.49)	(0.74)	(0.60)
Net Asset Value, End of Period	$9.84	$9.47	$9.91	$9.65	$10.53
Total Return (Excludes Sales Charge)	8.82%	0.69%	7.89%	(1.40)%	2.76%
Ratios to Average Net Assets
Net Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net Investment Income (Loss)	3.04%	3.68%	3.70%	3.30%	3.22%
Gross Expenses	1.02%	0.97%	0.96%	0.95%	0.93%
Supplemental Data
Net Assets, End of Period (000's)	$30,251	$29,993	$37,570	$54,658	$90,301
Portfolio Turnover(b)	64%	42%	84%	39%	39%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class C Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$9.47	$9.90	$9.65	$10.53	$10.82
Investment Activities
Net Investment Income (Loss)(a)	0.23	0.28	0.29	0.26	0.26
Net Realized and Unrealized Gains (Losses) on Investments	0.52	(0.29)	0.37	(0.48)	(0.04)
Total from Investment Activities	0.75	(0.01)	0.66	(0.22)	0.22
Distributions to Shareholders From
Net Investment Income	(0.26)	(0.28)	(0.29)	(0.27)	(0.26)
Net Realized Gains from Investments	(0.12)	(0.14)	(0.12)	(0.39)	(0.25)
Total Distributions	(0.38)	(0.42)	(0.41)	(0.66)	(0.51)
Net Asset Value, End of Period	$9.84	$9.47	$9.90	$9.65	$10.53
Total Return (Excludes Contingent Deferred Sales Charge)	7.97%	(0.01)%	6.92%	(2.19)%	2.04%
Ratios to Average Net Assets
Net Expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Net Investment Income (Loss)	2.34%	2.88%	2.89%	2.51%	2.43%
Gross Expenses	1.82%	1.78%	1.74%	1.71%	1.70%
Supplemental Data
Net Assets, End of Period (000's)	$11,259	$17,986	$26,520	$33,369	$43,404
Portfolio Turnover(b)	64%	42%	84%	39%	39%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Class Y Shares
	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15
Net Asset Value, Beginning of Period	$9.46	$9.90	$9.65	$10.52	$10.82
Investment Activities
Net Investment Income (Loss)(a)	0.30	0.37	0.37	0.36	0.36
Net Realized and Unrealized Gains (Losses) on Investments	0.55	(0.30)	0.38	(0.48)	(0.05)
Total from Investment Activities	0.85	0.07	0.75	(0.12)	0.31
Distributions to Shareholders From
Net Investment Income	(0.35)	(0.37)	(0.38)	(0.36)	(0.36)
Net Realized Gains from Investments	(0.12)	(0.14)	(0.12)	(0.39)	(0.25)
Total Distributions	(0.47)	(0.51)	(0.50)	(0.75)	(0.61)
Net Asset Value, End of Period	$9.84	$9.46	$9.90	$9.65	$10.52
Total Return	9.06%	0.80%	7.90%	(1.20)%	2.87%
Ratios to Average Net Assets
Net Expenses	0.69%	0.69%	0.69%	0.69%	0.69%
Net Investment Income (Loss)	3.07%	3.79%	3.80%	3.41%	3.33%
Gross Expenses	0.83%	0.77%	0.73%	0.71%	0.71%
Supplemental Data
Net Assets, End of Period (000's)	$24,459	$20,260	$27,420	$31,762	$52,012
Portfolio Turnover(b)	64%	42%	84%	39%	39%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 Appendix A — Variations in Sales Charge
Reductions and Waivers Available Through
Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch, Ameriprise Financial, Morgan Stanley Wealth Management, Raymond James, Janney Montgomery Scott LLC, Edward D. Jones & Co. or Oppenheimer & Co. Inc. platform or account.

In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or in the SAI.

Front-End Sales Charge Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement
CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this Prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial

Shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Ameriprise Financial
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available)
Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family)
Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement)

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund's Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
Shares purchased through a Morgan Stanley self-directed brokerage account
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James
CDSC Waivers on Classes A and C Shares available at Raymond James
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IrS regulations as described in the fund's prospectus
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
Shares acquired through a right of reinstatement
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
Breakpoints as described in this Prospectus
Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Janney Montgomery Scott LLC ("Janney")

Shareholders purchasing fund shares through a Janney brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-End Sales Charge Waivers on Class A shares available at Janney[1]
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Shares acquired through a right of reinstatement
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures
CDSC Waivers on Class A and C shares available at Janney
Shares sold upon the death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus
Shares purchased in connection with a return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 701/2 as described in the fund’s Prospectus.
Shares sold to pay Janney fees but only if the transaction is initiated by Janney
Shares acquired through a right of reinstatement
Shares exchanged into the same share class of a different fund.
Front-End Load Discounts available at Janney: Breakpoints, Rights of Accumulation and/or letters of intent[1]
Breakpoints as described in this Prospectus
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

1  Also referred to as an "initial sales charge."

Edward D. Jones & Co ("Edward Jones")

Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund's Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Victory Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints
Rights of Accumulation (ROA)
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of the Victory Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation
ROA is determined by calculating the higher of cost or market value (current shares x NAV)
Letter of Intent (LOI)
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing
Shares purchased in an Edward Jones fee-based program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account
Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus
Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
Death or disability of the shareholder
Systematic withdrawals with up to 10% per year of account value
Return of excess contributions from an Individual Retirement Account (IRA)
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones
Shares exchanged in an Edward Jones fee-based program
Shares acquired through NAV reinstatement
Other Important Information
Minimum Purchase Amounts
$250 initial purchase minimum
$50 subsequent purchase minimum
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
A fee-based account held on an Edward Jones platform
A 529 account held on an Edward Jones platform
An account with an active systematic investment plan or letter of intent (LOI)
Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares

Oppenheimer & Co. Inc. (“OPCO”)

Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at OPCO
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through an OPCO affiliated investment advisory program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
Employees and registered representatives of OPCO or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A and C Shares available at OPCO
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this Prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

P.O. Box 182593
Columbus, OH 43218-2593

Statement of Additional Information (SAI):  The SAI contains more information about the Fund's operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you do not request a copy.

Annual and Semi-Annual Reports:  Annual and semi-annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.

How to Obtain Information:  You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call Victory Funds at 800-539-FUND (800-539-3863)	By mail: Victory Funds P.O. Box 182593 Columbus, OH 43218-2593

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC) on the SEC's Edgar database at http://www.sec.gov or, after paying a duplicating fee, by electronic request sent to the following e-mail address: publicinfo@sec.gov.

On the Internet: EDGAR database at sec.gov or by email request at publicinfo@sec.gov
Investment Company Act File Number 811-4852	VF-RS-FIF-PRO (05/20)

STATEMENT OF ADDITIONAL INFORMATION

VICTORY PORTFOLIOS

May 1, 2020

FUND NAME	CLASS A	CLASS C	CLASS I	CLASS R	CLASS R6	CLASS Y

Global Natural Resources
Victory Global Natural Resources Fund	RSNRX	RGNCX	—	RSNKX	—	RSNYX

RS Value
Victory RS Partners Fund	RSPFX	—	—	RSPKX	—	RSPYX
Victory RS Value Fund	RSVAX	RVACX	—	RSVKX	—	RSVYX
Victory RS Large Cap Alpha Fund	GPAFX	RCOCX	—	RCEKX	—	RCEYX
Victory RS Investors Fund	RSINX	RIVCX	—	RSIKX	—	RSIYX

RS Growth
Victory RS Small Cap Growth Fund	RSEGX	REGWX	—	RSEKX	RSEJX	RSYEX
Victory RS Select Growth Fund	RSDGX	RSGFX	—	RSDKX	RSSRX	RSSYX
Victory RS Mid Cap Growth Fund	RSMOX	RMOCX	—	RSMKX	RMORX	RMOYX
Victory RS Growth Fund	RSGRX	RGWCX	—	RSGKX	—	RGRYX
Victory RS Science and Technology Fund	RSIFX	RINCX	—	RIFKX	—	RIFYX
Victory RS Small Cap Equity Fund	GPSCX	RSCCX	—	RSCKX	—	RSCYX

RS International
Victory RS International Fund	GUBGX	RIGCX	—	RIGKX	RSIRX	RSIGX
Victory RS Global Fund	RSGGX	RGGCX	—	RGGKX	RGGRX	RGGYX

Sophus
Victory Sophus Emerging Markets Fund	GBEMX	REMGX	—	REMKX	RSERX	RSENX
Victory Sophus Emerging Markets Small Cap Fund	RSMSX	RSMGX	—	—	—	RSMYX

INCORE Fixed Income
Victory INCORE Investment Quality Bond Fund	GUIQX	RIQCX	—	RIQKX	—	RSQYX
Victory INCORE Low Duration Bond Fund	RLDAX	RLDCX	—	RLDKX	—	RSDYX

Fixed Income
Victory High Yield Fund	GUHYX	RHYCX	—	RHYKX	—	RSYYX
Victory Tax-Exempt Fund	GUTEX	RETCX	—	—	—	RSTYX
Victory High Income Municipal Bond Fund	RSHMX	RSHCX	—	—	—	RHMYX
Victory Floating Rate Fund	RSFLX	RSFCX	—	RSFKX	—	RSFYX
Victory Strategic Income Fund	RSIAX	RSICX	—	RINKX	—	RSRYX

(each a “Fund” and together, the “Funds”)

Each Fund is a series of Victory Portfolios (the “Trust”)

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with each Fund’s prospectus, dated May 1, 2020, as it may be amended or supplemented from time to time (each, a “Prospectus”). This SAI is incorporated by reference in its entirety into each Prospectus. Copies of the Prospectus of each Fund can be obtained without charge upon request made to Victory Funds, P.O Box 182593, Columbus, Ohio 43218-2593, by calling toll free 800-539-FUND (800-539-3863) or at www.VictoryFunds.com.

This SAI incorporates by reference the Funds’ financial statements for the fiscal year ended December 31, 2019 contained in the Funds’ December 31, 2019 Annual Reports to shareholders, including the Financial Highlights and the related reports of Cohen & Company, Ltd., an independent registered public accounting firm. You may obtain a copy of the Funds’ most recent Annual Reports at no charge by writing to the address or calling the phone number noted above.

GENERAL INFORMATION	3
INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS	3
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS	6
DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES	38
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION	41
MANAGEMENT OF THE TRUST	45
INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS	52
RULE 12b-1 DISTRIBUTION AND SERVICE PLANS	65
CODE OF ETHICS	68
PROXY VOTING POLICIES AND PROCEDURES	68
PORTFOLIO TRANSACTIONS AND BROKERAGE	69
DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS	74
TAXES	74
ADDITIONAL INFORMATION	84
APPENDIX A	A-1
APPENDIX B	B-1

GENERAL INFORMATION

The Trust was organized as a Delaware statutory trust on December 6, 1995 as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is an open-end management investment company. The Trust currently consists of 42 series of units of beneficial interest (“shares”).

Victory Capital Management Inc. (the “Adviser” or “Victory Capital”) is the Funds’ investment adviser. Each Fund’s investment objective(s), restrictions and policies are more fully described below and in the Fund’s Prospectus. The Trust’s Board of Trustees (the “Board” or “Trustees”) may organize and offer shares of a new fund or a new share class of an existing Fund or liquidate a Fund or share class at any time.

This SAI relates to the shares of 22 Funds and their respective share classes.  Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds were formed for the purposes of completing the reorganizations (“Reorganizations”) with 22 corresponding series of the RS Investment Trust, a registered investment company, (“Predecessor Funds” or the “RS Funds”).

For purposes of this SAI, the Victory Global Natural Resources Fund, Victory RS Partners Fund, Victory RS Value Fund, Victory RS Large Cap Alpha Fund, Victory RS Investors Fund, Victory RS Small Cap Growth Fund, Victory RS Select Growth Fund, Victory RS Mid Cap Growth Fund, Victory RS Growth Fund, Victory RS Science and Technology Fund, Victory RS Small Cap Equity Fund, Victory RS International Fund, Victory RS Global Fund, Victory Sophus Emerging Markets Fund and Victory Sophus Emerging Markets Small Cap Fund are referred to as the “Equity Funds,” while the Victory INCORE Investment Quality Bond Fund, Victory INCORE Low Duration Bond Fund, Victory High Yield Fund, Victory Tax-Exempt Fund, Victory High Income Municipal Bond Fund, Victory Floating Rate Fund and Victory Strategic Income Fund are referred to as the “Fixed Income Funds.” The Victory RS International Fund, Victory RS Global Fund, Victory Sophus Emerging Markets Fund and Victory Sophus Emerging Markets Small Cap Fund are also referred to as the “International Funds.”

Much of the information contained in this SAI expands on subjects discussed in each Fund’s Prospectus. Capitalized terms not defined herein are used as defined in each Fund’s Prospectus. No investment in shares of a Fund should be made without first reading the Fund’s Prospectus.

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

Investment Objectives

Each Fund’s investment objective is non-fundamental, meaning it may be changed by a vote of the Trustees without a vote of the holders of a Fund’s outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.

Investment Policies and Limitations of the Funds

Unless a policy of a Fund is expressly deemed to be a fundamental policy of the Fund, changeable only by an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities, the Fund’s policies are non-fundamental and may be changed without a shareholder vote.

A Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s Prospectus.

A Fund’s classification and sub-classification is a matter of fundamental policy. Each Fund is classified as an open-end investment company. Each Fund, except the Victory RS Investors Fund and Victory Global Natural Resources Fund, is sub-classified as a diversified investment company, which under the Investment Company Act of 1940, as amended (the “1940 Act”) means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities and securities of other investment companies). A diversified Fund is not subject to this limitation with respect to the remaining 25% of its total assets.  In addition, each Fund has elected to be treated as a “regulated investment company” under the United States Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company, all Funds must meet certain diversification requirements as determined at the close of each quarter of each taxable year.  The Code’s diversification test is described in “Taxes.”

As “non-diversified” funds, the Victory RS Investors Fund and Victory Global Natural Resources Fund may each invest a greater portion of its assets in securities of a single issuer or a limited number of issuers than a diversified fund.

The policies and limitations stated in this SAI supplement the Funds’ investment policies set forth in each Fund’s Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trust’s Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations of the Funds

The following investment policies and limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities, as defined under the 1940 Act.  Under the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1.             Senior Securities

None of the Funds may issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

The Securities and Exchange Commission (the “SEC”) takes the position that transactions that have the effect of increasing the leverage of the capital structure of a fund are the economic equivalent of borrowing, and they can be viewed as a type of borrowing known as a “senior security” for purposes of the 1940 Act. Examples of such transactions and trading practices include: reverse repurchase agreements; mortgage-dollar-roll transactions; selling securities short (other than selling short “against the box”); buying and selling certain derivatives contracts, such as futures contracts; writing or selling put and call options; engaging in sale-buybacks; firm commitment and standby commitment agreements; when-issued, delayed delivery and forward commitment transactions; and other similar transactions. A transaction will not be considered to constitute the issuance by a Fund of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% minimum asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund segregates assets or covers the transaction in accordance with applicable SEC or staff guidance and procedures adopted by the Board. In most cases the Fund need not physically segregate the assets. Instead, the Fund’s custodian may note on the Fund’s books the assets that are “segregated.” Segregated liquid assets may not be used to cover other obligations, and if disposed of, must be replaced. In order to comply with the applicable regulatory requirements regarding cover, a Fund may be required to buy or sell securities at a disadvantageous time or when the prices then available are deemed disadvantageous. In addition, segregated assets may not be readily available to satisfy redemption requests or for other purposes.

2.             Underwriting

None of the Funds may underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

3.             Borrowing

None of the Funds may borrow money, except as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

A Fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no action letters, interpretations, and other pronouncements issued from time to time by regulatory authorities, including the SEC and its staff. Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including the proceeds of borrowings, less liabilities excluding borrowings) of not less than 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% are subject to the minimum 300% asset coverage requirement. If the value of the assets set aside to meet the 300% asset coverage were to decline below 300% due to market fluctuations or other causes, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and comply with the 300% minimum asset coverage requirement, even in circumstances where it is considered disadvantageous from an investment perspective to sell securities at that time or at the prices then available.

4.             Real Estate

None of the Funds may purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent any of these Funds from investing in the following: (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude any of these Funds from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.

5.             Lending

None of the Funds may make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

Generally, the 1940 Act prohibits loans if a fund’s investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the registered investment company.

6.             Commodities

None of the Funds may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts or other derivatives instruments, or from investing in securities or other instruments backed by physical commodities).

7.             Diversification

Each Fund, except the Victory RS Investors Fund and Victory Global Natural Resources Fund, is a diversified investment company. The Victory RS Investors Fund and Victory Global Natural Resources Fund are each a non-diversified fund.

Under the 1940 Act a fund’s sub-categorization as a diversified fund is a fundamental policy. Diversified under the 1940 Act is defined to mean that the fund may not (as to 75% of the fund’s total assets) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if as a result (i) more than 5% of the fund’s total assets (taken at current value) would then be invested in securities of a single issuer or (ii) more than 10% of the outstanding voting securities of that issuer would be held by the fund.

8.             Concentration

None of the Funds, except the Victory Global Natural Resources Fund and the Victory RS Science and Technology Fund, may concentrate its investments in a particular industry, as the term “concentration” is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction. For purposes of the 1940 Act, “concentration” means investing more than 25% of a Fund’s net assets in a particular industry or a specified group of industries.

The Victory Global Natural Resources Fund will concentrate its investments in any one or more natural resources industries, as described in the Fund’s Prospectus from time to time.

The Victory RS Science and Technology Fund will concentrate its investments in any one or more science and/or technology industries, as described in the Fund’s Prospectus from time to time.

For purposes of the Funds’ fundamental policy on concentration, (1) loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation, (2) municipal obligations, excluding private activity municipal debts securities,  are not considered a separate industry; private activity municipal debt securities whose principal and interest payments are derived principally from the assets and revenues of a non-governmental entity will be assigned to the industry related to such non-governmental entity, and (3) for purposes of calculating concentration of investments in the utility and finance categories, each Fund will operate as follows: neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of the Fund’s concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

Additional Fundamental Policies for the Victory Tax-Exempt Fund and the Victory High Income Municipal Bond Fund

As a matter of fundamental policy, under normal circumstances at least 80% of the value of (1) the Victory Tax-Exempt Fund’s net assets will be invested in tax-exempt municipal obligations, and (2) the Victory High Income Municipal Bond Fund’s net assets will be invested in tax-exempt municipal obligations (which may include obligations that pay interest subject to the AMT).

Non-Fundamental Investment Policies and Limitations of the Funds

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees.

1.             Illiquid Securities

No Fund may invest more than 15% of its net assets in illiquid securities.

Rule 22e-4 under the 1940 Act) (the “Liquidity Rule”) requires the Funds to establish a liquidity risk management program.  The Liquidity Rule defines “illiquid security”  as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.  Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days.  Securities that may be resold under the Liquidity Rule, securities offered pursuant to Section 4(a)(2) of the Securities Act, or securities otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered.  Victory Capital, under oversight of the Board, determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

2.             Other Investment Companies

No Fund may purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, which permits operation as a “fund of funds.”

Except as provided in the next paragraph with respect to money market funds and as described further below under “Other Pooled Investment Vehicles” for investments in certain exchange-traded funds, each Fund may not: (1) invest more than 5% of its total assets in the securities of any one investment company; (2) own more than 3% of the securities of any one investment company; or (3) invest more than 10% of its total assets in the securities of other investment companies.

Each Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the acquiring Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below. Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited with respect to a particular Fund by the investment restrictions listed in the Prospectus, under “Investment

Objectives, Policies and Limitations of the Funds” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below.

Victory Capital serves as investment adviser to the Funds. Victory Capital and a Fund’s sub-adviser, if applicable, are each referred to in this section as an “Adviser.”

Contingent Capital Notes

Contingent capital notes are typically issued by banks or other financial institutions. They may be subordinated to claims of depositors and general creditors of the issuing bank or financial institution, and their principal amounts may be temporarily or permanently reduced (written down) in whole or in part if the issuer experiences financial difficulty or otherwise fails or ceases to meet specified financial standards. Because of this write-down feature and other aspects of their structure, contingent capital notes are subject to the risk of loss of principal, and investors may lose some or all of the value of their investments based on changes in the financial condition of the notes’ issuers.

Derivatives

A Fund may enter into derivatives transactions for a variety of purposes, including, but not limited to: hedging risks; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting a Fund’s sensitivity to risk; replicating certain direct investments; and asset and sector allocation.

The use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments such as stocks and bonds.  Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement, which may differ from the return of a simple security of the same maturity.  A formula may have a cap or other limitation on the rate of interest to be paid.  Derivatives may have varying degrees of volatility at different times, or under different market conditions, may perform in unanticipated ways, and may create leverage, which may amplify gains or losses.

A Fund may be required to earmark or otherwise segregate liquid assets in respect of its obligations under derivatives transactions that involve contractual obligations to pay in the future, or a Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are earmarked or otherwise segregated may be based on the notional value of the derivative or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. In certain circumstances, a Fund may enter into an offsetting position rather than earmarking or segregating liquid assets. A Fund may modify its asset segregation and coverage policies from time to time. Although earmarking or segregating may in certain cases have the effect of limiting a Fund’s ability to engage in derivatives transactions, the extent of any such limitation will depend on a variety of factors, including the method by which the Fund determines the nature and amount of assets to be earmarked or segregated.

The SEC has proposed new rules governing the use of derivatives by registered investment companies.  If adopted as proposed, the new rules may restrict the Funds in their ability to use derivatives as part of their investment strategy, may make the use of derivatives more costly, or may otherwise adversely affect their liquidity, value or performance.

Options. A Fund may purchase and sell put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices. There is no assurance that a Fund’s use of put and call options will achieve its desired objective, and a Fund’s use of options may result in losses to the Fund.

Covered call options. A Fund may write covered call options (as defined below) on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

A Fund will receive a premium from writing a call option, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered put options. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option may be “covered” if the writer earmarks or otherwise segregates liquid assets equal to the price to be paid if the option is exercised minus margin on deposit.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to attempt to enhance its current return.

Options on foreign securities. It is expected that risks related to options on foreign securities will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on securities indices. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks involved in the sale of options. The successful use of a Fund’s options strategies depends on the ability of an Adviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a call option based on an Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on a Fund’s ability to terminate option positions. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events — such as volume in excess of trading or clearing capability — were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter (“OTC”) options purchased by a Fund and assets held to cover OTC options written by a Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund’s ability to invest in illiquid securities.

Special Expiration Price Options. Certain of the Funds may purchase OTC puts and calls with respect to specified securities (“special expiration price options”) pursuant to which the Funds in effect may create a custom index relating to a particular industry or sector that an Adviser believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. If the value of the underlying security increases (or decreases) by a prenegotiated amount, however, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce these Funds’ profits if the special expiration price options are exercised. A Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

Swap Contracts

Credit Swaps. Certain of the Funds may invest in credit default swaps and credit default index investments. Credit derivatives allow a Fund to manage credit risk through buying and selling credit protection on specific issuers or a basket of issuers. In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties, such as a U.S. or foreign issuer or basket of such issuers, on their obligations. For example, as a purchaser of protection in a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty upon issuer default (or similar events) at their par (or other agreed-upon) value. As a purchaser in a credit default swap, a Fund would have the risk that the investment might expire worthless. It also would involve counterparty risk — the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation. As a seller of protection in a credit default swap, a Fund would in effect take a long position in the underlying security, since it would be obligated to purchase the security from its counterparty upon issuer default or similar events.

In addition, certain of the Funds may enter into interest rate swaps. Interest rate swaps involve the exchange between two parties of their respective commitments to pay or receive interest. For example, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates, even if the parties do not own the underlying instruments. The function of interest rate swaps is generally to increase or decrease a Fund’s exposure to long or short-term interest rates. For example, a Fund may enter into an interest rate swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

Fixed Income Total Return Swaps. Certain of the Funds may enter into total return swaps. Generally, a total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return of an underlying reference asset in exchange for a regular payment, at a fixed or floating rate or the total rate of return of another financial instrument. The payment amount typically includes, among other things, income and capital gains distributions, principal repayment or credit losses. Underlying reference assets typically include, among other things, a note, bond or a securities index. A Fund may take either side in a total return swap. That is, a Fund may receive or pay the total return on the underlying reference asset. A fixed income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (for example, U.S. investment grade bonds, high yield bonds or emerging market bonds). A fixed income total return swap is similar to other kinds of swaps, such as interest rate swaps involving payment streams that are exchanged between a fund and the counterparty.

Futures Contracts. A Fund may enter into interest rate futures contracts and securities index futures contracts (collectively referred to as “financial futures contracts”) for hedging or other purposes. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts, which are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities) and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Margin Payments. When a Fund purchases or sells a futures contract, it is required to deposit with its futures commission merchant or other clearing broker an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments are received or made by a Fund, depending on the daily fluctuations in the values of the contract, in a process known as “marking to market.” These payments are called “variation margin.” For example, when a Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts. A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Futures Contracts and Related Options. Financial futures contracts entail risks. If an Adviser’s judgment about the general direction of interest rates or markets is wrong, the Fund’s overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.

Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge. This risk may be reduced by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will generally correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to an Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an Adviser still may not result in a successful hedging transaction over a very short time period.

Other Risks. A Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the U.S. Commodity Futures Trading Commission (the “CFTC”). Accordingly, neither the Funds nor the Adviser (with respect to the Funds) is subject to registration or regulation as a “commodity pool operator” under the CEA. Each Fund’s ability to invest in certain financial instruments regulated under the CEA (“commodity interests”) (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Fund to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event a Fund becomes unable to rely on the exclusion in Rule 4.5 and the Adviser is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which the Funds invest.

Foreign Currency Transactions. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return.

There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.

When a Fund engages in foreign currency transactions for hedging purposes, it may engage in both “transaction hedging” and “position hedging.” When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have been listed on several exchanges. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks, and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted, or exchanged.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

A Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, a Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

A Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. A Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

Debt Securities

Corporate Obligations.  Corporate debt obligations include bonds, debentures and notes.  Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property.  Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities and zero coupon obligations.  Bonds, notes and debentures in which the Funds may invest may differ in interest rates, maturities and times of issuance.  The market value of a Fund’s fixed income investments will change in response to interest rate changes and other factors.  During periods of falling interest rates, the values of outstanding fixed income securities generally rise.  Conversely, during periods of rising interest rates, the values of such securities generally decline.  Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities also are subject to greater market fluctuations as a result of changes in interest rates.

Changes by nationally recognized statistical rating organizations (“NRSROs”) in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.  Except under conditions of default, changes in the value of a Fund’s securities will not affect cash income derived from these securities but may affect the Fund’s net asset value per share (“NAV”). Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality.  In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition.  See Appendix A to this SAI for a more detailed discussion of securities ratings.

Investment Grade and High Quality Securities.  The Funds may invest in “investment grade” obligations, which are those that are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that the Adviser determines to be of comparable quality.  The applicable securities ratings are described in Appendix A to this SAI.  “High-quality” short-term obligations are those obligations that, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated “A-1” or “A-2” by Standard & Poor’s (“S&P”) or “P-1” or “P-2” by Moody’s Investors Service (“Moody’s”)) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Funds under guidelines adopted by the Board.

Lower-Rated Debt Securities. A Fund may purchase lower-rated debt securities, sometimes referred to as “junk bonds.” For all of the Funds, a security will be considered to be below investment grade if it is rated Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”) and BB+ or lower by Standard & Poor’s Ratings Group (“S&P”), or if unrated, has been determined by the Adviser to be of comparable quality. See Appendix A for a description of these ratings.

The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody’s or S&P does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed-income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income securities generally will decline. Securities with floating interest rates (which are typically lower-rated securities) generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. However, extreme increases in prevailing interest rates may cause an increase in floating rate security issuer defaults, which may cause a further decline in a Fund’s value. A decrease in interest rates could adversely affect the income earned by a Fund from its floating rate securities. In addition, the values of lower-rated securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s NAV.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower rated securities may be subject to certain risks not typically associated with “investment grade” securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Convertible and Exchangeable Debt Obligations.  A convertible debt obligation is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer.  Convertible debt obligations are usually senior to common stock in a corporation’s capital structure, but usually are subordinate to similar non-convertible debt obligations.  While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt obligation), a convertible debt obligation also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

An exchangeable debt obligation is debt that is redeemable in either cash or a specified number of common shares of a company different from the issuing company.  Exchangeable debt obligations have characteristics and risks similar to those of convertible debt obligations and behave in the market place the same way as convertible debt obligations.

In general, the market value of a convertible debt obligation is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., the value of the underlying share of common stock if the security is converted).  As a fixed-income security, a convertible debt obligation tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise.  However, the price of a convertible debt obligation also is influenced by the market value of the security’s underlying common stock.  Thus, the price of a convertible debt obligation tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines.  While no securities investment is without some risk, investments in convertible debt obligations generally entail less risk than investments in the common stock of the same issuer.

Securities received upon conversion of convertible debt obligations or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for federal tax purposes, and will be included in calculating the amount of the Fund’s total assets invested in true and synthetic convertibles.

The Funds may invest in securities convertible into common stock, such as convertible bonds, convertible notes, and convertible preferred stocks.  In making investment decisions involving convertible securities, the Adviser considers the attractiveness of the underlying common stock, the financial condition of the issuer, the effect on portfolio diversification, equity sensitivity or delta, current income or yield, upside/downside analysis (how the Adviser expects the convertible security to perform over a given time period given a change in the underlying common stock), convertible valuation (convertible price relative to its theoretical value), and the liquidity of the security.

Short-Term Corporate Obligations.  Corporations and other business organizations may issue short-term obligations in order to finance their short-term credit needs.  Corporate bonds in which a Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes.  In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.

Demand Features.  A Fund may acquire securities that are subject to puts and standby commitments (“demand features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund.  The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security.  A Fund uses these arrangements to obtain liquidity and not to protect against changes in the market value of the underlying securities.  The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security.  Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

Bankers’ Acceptances are negotiable drafts or bills of exchange, typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Bankers’ acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus and undivided profits in excess of $100 million (as of the date of their most recently published financial statements).

Certificates of Deposit (“CDs”) are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.  A Fund may invest in CDs and demand and time deposits of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus and undivided profits in excess of $100 million (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the “FDIC”) or the Savings Association Insurance Fund.

Eurodollar CDs are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States.  Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank.

Yankee CDs are issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the U.S.

Canadian Time Deposits are U.S. dollar-denominated CDs issued by Canadian offices of major Canadian banks.

Commercial Paper is comprised of unsecured promissory notes, usually issued by corporations.  Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.  In addition to corporate issuers, borrowers that issue municipal securities also may issue tax-exempt commercial paper.  The Funds will purchase only commercial paper that is rated, at the time of purchase, in one of the two highest rating categories by at least one NRSRO. To the extent that the ratings accorded by NRSROs may change as a result of changes in their rating systems, the Funds will attempt to use comparable ratings as standards for its investments, in accordance with the investment policies contained herein. Where necessary to ensure that an instrument meets, or is of comparable quality to, a Fund’s rating criteria, the Fund may require that the issuer’s obligation to pay the principal of, and the interest on, the instrument be backed by insurance or by an unconditional bank letter or line of credit, guarantee, or commitment to lend. In addition, each of the Funds may acquire commercial paper and corporate bonds of issuers that are not rated but are determined by the Adviser at the time of purchase to be of comparable quality to instruments of issuers that may be acquired by such Fund as previously described.

Short-Term Funding Agreements. Short-term funding agreements (sometimes referred to as guaranteed investment contracts or “GICs”) are issued by insurance companies.  Pursuant to such agreements, a Fund makes cash contributions to a deposit fund of the insurance company’s general account.  The insurance company then credits the Fund, on a monthly basis, guaranteed interest that is based on an index.  The short-term funding agreement provides that this guaranteed interest will not be less than a certain minimum rate.  Because the principal amount of a short-term funding agreement may not be received from the insurance company on seven days’ notice or less, the agreement is considered to be an illiquid investment and subject to the restrictions on investing in illiquid securities.  In determining dollar-weighted average portfolio maturity, a short-term funding agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Extendible Debt Securities are securities that can be retired at the option of a Fund at various dates prior to maturity.  In calculating average portfolio maturity, a Fund may treat extendible debt securities as maturing on the next optional retirement date.

The London Interbank Offer Rate (“LIBOR”). Many financial instruments may be tied to LIBOR to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting a Fund’s performance or net asset value. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for a Fund.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or mortgage-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the mortgage-backed securities. Consequently, early payment associated with mortgage-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-backed securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-backed securities. If the life of a mortgage-backed security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

Adjustable rate mortgage securities (“ARMs”), like traditional mortgage-backed securities, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate mortgage-backed securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.

The Fund may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock in attractive rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

The risks associated with other asset-backed securities (including in particular the risks of issuer default and of early prepayment) are generally similar to those described above for mortgage-backed securities. In addition, because certain asset-backed securities do not have the benefit of a security interest in the underlying assets, these asset-backed securities present certain additional risks that are not present with asset-backed securities that do have the benefit of a security interest, such as mortgage-backed securities. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor.

Asset-backed securities may be collateralized by the fees earned by service providers. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only (“IO”) class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only (“PO”) securities tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.

Federal, state, and local government officials and representatives as well as certain private parties have proposed actions to assist homeowners who own or occupy property subject to mortgages. Certain of those proposals involve actions that would likely affect the mortgages that underlie or relate to certain mortgage-backed securities, including securities or other instruments which a Fund may hold or in which it may invest. Some of those proposals include, among other things, lowering or forgiving principal balances; forbearing, lowering or eliminating interest payments; or utilizing eminent domain powers to seize mortgages, potentially for below market compensation. The prospective or actual implementation of one or more of these proposals may significantly and adversely affect the value and liquidity of securities held by a Fund and could cause a Fund’s NAV to decline, potentially significantly. Significant uncertainty remains in the market concerning the resolution of these issues; the range of proposals and the potential implications of any implemented solution are impossible to predict.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities

CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), or Federal Home Loan Mortgage Corporation (“Freddie Mac”) certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require a Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, the characteristics of CMOs described below apply in most cases to REMICs, as well.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly, or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

Government Mortgage Pass-Through Securities

A Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality, or sponsored corporation of the U.S. Government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Although a Fund may hold securities that carry Federal Agency guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at payments (not necessarily in fixed amounts) that are a pass-through of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which a Fund may invest include those issued or guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac. Ginnie Mae certificates are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. Fannie Mae is a federally chartered, privately owned corporation and Freddie Mac is a corporate instrumentality of the United States. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, modified pass-through instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

The Housing and Economic Recovery Act of 2008 (“HERA”) authorized the Secretary of the Treasury to support Fannie Mae, Freddie Mac, and the Federal Home Loan Banks (“FHLBs”) (collectively, the “GSEs”) by purchasing obligations and other securities from those government-sponsored enterprises. HERA gave the Secretary of the Treasury broad authority to determine the conditions and amounts of such purchases.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers, and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac with respect to Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for Fannie Mae and Freddie Mac. There may be proposals from the U.S. Congress or other branches of the U.S. Government regarding the conservatorship, including regarding reforming Fannie Mae and Freddie Mac or other GSEs or winding down their operations, which may or may not come to fruition. There can be no assurance that such proposals, even those that are not adopted, will not adversely affect the values of a Fund’s assets.

In connection with the conservatorship, the U.S. Treasury, exercising powers granted to it under HERA, entered into senior preferred stock purchase agreements (“SPSPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. Each agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. On February 18, 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. On December 24, 2009, the U.S. Treasury announced further amendments to the SPSPAs which included additional financial support for each GSE through the end of 2012 and changes to the limits on their retained mortgage portfolios. Although legislation has been enacted to support certain GSEs, including the FHLBs, Freddie Mac, and Fannie Mae, there is no assurance that GSE obligations will be satisfied in full, or that such obligations will not decrease in value or default. It is difficult, if not impossible, to predict the future political, regulatory, or economic changes that could impact the GSEs and the values of their related securities or obligations.

Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The SPSPAs are intended to enhance each of Fannie Mae’s and Freddie Mac’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of HERA, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by Fannie Mae or Freddie Mac prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of Fannie Mae or Freddie Mac because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for Fannie Mae or Freddie Mac, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of Fannie Mae’s or Freddie Mac’s available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.

In the event of repudiation, the payments of interest to holders of Fannie Mae or Freddie Mac mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of Fannie Mae or Freddie Mac mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by Fannie Mae and Freddie Mac under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for Fannie Mae and Freddie Mac mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of Fannie Mae or Freddie Mac, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace Fannie Mae or Freddie Mac as trustee if the requisite percentage of mortgage-backed security holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which Fannie Mae or Freddie Mac is a party, or obtain possession of or exercise control over any property of Fannie Mae or Freddie Mac, or affect any contractual rights of Fannie Mae or Freddie Mac, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Trust-Preferred Securities

Trust-preferred (or “capital”) securities, which are issued by entities such as special purpose bank subsidiaries, currently are permitted to treat the interest payments as a tax-deductible cost. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities retain the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an incidence of default. At the present time, the Internal Revenue Service (the “IRS”) treats capital securities as debt. In the event that the tax treatment of interest payments of these types of securities is modified, a Fund will reconsider the appropriateness of continued investment in these securities.

Some of a Fund’s investments may have variable interest rates. When an instrument provides for periodic adjustments to its interest rate, fluctuations in principal value may be minimized. However, changes in the coupon rate can lag behind changes in market rates, which may adversely affect a Fund’s performance.

Income Deposit Securities

Each income deposit security (“IDS”) represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. An IDS is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a change of control of the issuer of the IDS). When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

There may be a thinner and less active market for IDSs than that available for other securities. The value of an IDS will be affected by factors generally affecting common stock and subordinated debt securities, including the issuer’s actual or perceived ability to pay interest and principal on the notes and pay dividends on the stock.

The U.S. federal income tax treatment of IDSs is not entirely clear and there is no authority that directly addresses the tax treatment of securities with terms substantially similar to IDSs. Among other things, although it is expected that the subordinated notes portion of an IDS will be treated as debt, if it is characterized as equity rather than debt, then interest paid on the notes could be treated as dividends (to the extent paid out of the issuer’s earnings and profits). Such dividends would not likely qualify for favorable long-term capital gains rates currently available to dividends on other types of equity.

Indexed Securities

Certain of the Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Issuers of indexed securities include, among others, banks, corporations, and certain U.S. Government agencies.

Dollar Roll and Reverse Repurchase Transactions

In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund earns interest by investing the transaction proceeds during the roll period.

Certain of the Funds may enter into mortgage-dollar-roll transactions in which a Fund buys mortgage-backed securities from a dealer pursuant to a “to-be-announced” (“TBA”) transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. A Fund that engages in such a transaction continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. A Fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements.

In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold. A Fund may also receive interest income similar to that received in the case of dollar rolls.

A Fund will normally use the proceeds of dollar roll and reverse repurchase agreement transactions to maintain offsetting positions in securities or repurchase agreements that mature on or before the settlement date for the related dollar roll or reverse repurchase agreement. The market value of securities sold under a reverse repurchase agreement or dollar roll is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements and dollar rolls involve the risk that the buyer of the sold securities might be unable to deliver them when a Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, such buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision.

Whenever a Fund enters into a dollar roll or reverse repurchase agreement transaction, it will earmark or otherwise segregate liquid assets equal to the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. Earmarking or otherwise segregating assets may limit a Fund’s ability to pursue other investment opportunities. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, dollar rolls and reverse repurchase agreements will involve leverage.

When-Issued or Delayed-Delivery Transactions

In when-issued or delayed-delivery transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued or delayed-delivery basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued or delayed-delivery securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Loans

Certain of the Funds may invest in loans including, for example, corporate loans, loan participations, direct debt, bank debt and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. Alternatively, a Fund may invest in loans through novations, assignments and participating interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan or acquires a participation interest in a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor or participating institution to demand payment and enforce rights under the loan. (There may be one or more assignors or participating institutions prior in time to the Fund.)

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. Further, loans and other forms of direct indebtedness may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws.

Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

If a Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. In addition, a Fund may have to rely on the lender that sold the participation to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the lender that sold the participation may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights over against the borrower directly.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.

The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

Repurchase Agreements

A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities in such transactions will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

To the extent that a Fund has invested a substantial portion of its assets in repurchase agreements, the Fund’s investment return on such assets, and potentially the Fund’s ability to achieve its investment objectives, will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements.

U.S. Government Agency and Instrumentality Securities

U.S. government agency securities are debt obligations issued by agencies or authorities controlled by and acting as instrumentalities of the U.S. government established under authority granted by Congress. U.S. government agency obligations include, but are not limited to, those issued by the Bank for Co-operatives, FHLBs, Federal Intermediate Credit Banks, and Fannie Mae. U.S. government instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to such U.S. government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. To the extent a Fund invests in U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, such investments may involve a greater risk of loss of principal and interest since the Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

U.S. Treasury Bills. U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor. Although a Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities.

Interfund Borrowing and Lending

Certain funds in the Victory Funds Cmplex have obtained an exemptive order from the SEC allowing them to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans will consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank borrowing, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default by the Fund will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the master interfund lending agreement, entitling the lending fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

A Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets, provided that if the borrowing fund has a secured loan outstanding from any other lender, including but not limited to another fund, the lending fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing fund’s total outstanding borrowings immediately after an Interfund Loan would be greater than 10% of its total assets, the Fund may borrow through the Interfund Lending Program only on a secured basis. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s fundamental restrictions or non-fundamental policies.

No Fund may lend to another fund through the Interfund Lending Program if the loan would cause the lending fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund borrowing and lending are designed to minimize the risks associated with interfund borrowing and lending for both a lending fund and a borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one business day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another fund. Interfund Loans are subject to the risk that a borrowing fund could be unable to repay the loan when due, and a delay in repayment to a lending fund or from a borrowing fund could result in a lost investment opportunity or additional costs. No Fund may borrow more than the amount permitted by its investment limitations. The Interfund Lending Program is subject to the oversight and periodic review of the Board.

Securities Lending

A Fund may from time to time lend securities from their portfolios to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations.  Under current practices (which are subject to change), a Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations.  This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities.  The lending agent receives a pre-negotiated percentage of the net earnings on the investment of the collateral.  A Fund will not lend portfolio securities to: (a) any “affiliated person” (as that term is defined in the 1940 Act) of any Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person.  During the time portfolio securities are on loan, the borrower will pay a Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement.  Loans will be subject to termination by a Fund or the borrower at any time.  While a Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment.  A Fund will enter into loan arrangements only with broker-dealers, banks or other institutions that either the Fund’s adviser or the lending agent has determined are creditworthy under guidelines established by the Fund’s Board.  Although these loans are fully collateralized, there are risks associated with securities lending.  A Fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if a Fund wishes to sell a security before its return can be arranged. The return on invested cash collateral will result in gains and losses for the Fund. A Fund will limit its securities lending to 33-1/3% of its total assets.

Short Sales

Short sales are transactions in which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will typically be retained by the broker until the short position is closed out. The Fund also will incur transaction costs in effecting short sales, including the cost of making the lender whole for any dividends or interest paid on the securities during the period of the loan.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will generally realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund. There can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price. There is no limit on the amount of money a Fund may lose on a short sale.

A Fund’s ability to engage in short sales may from time to time be limited or prohibited because of the inability to borrow certain securities in the market, legal restrictions on short sales, or other reasons.

Foreign Investments

Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those foreign countries.

In addition, to the extent that a Fund’s foreign investments are not U.S. dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

Several foreign governments permit investments by non-residents only through participation in certain specifically organized investment companies. Subject to the provisions of the 1940 Act, a Fund may invest in the shares of such other investment companies.

In addition, certain of the Funds may also invest a portion of their assets in unit trusts organized in the United Kingdom (which are analogous to United States mutual funds) and which invest in smaller foreign markets than those in which a Fund would ordinarily invest directly.

Developing Countries. The considerations noted above for foreign investments generally are intensified for investments in developing countries. These risks include (i) volatile social, political, and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain developing countries, of a capital market structure or market-oriented economy; (vii) economies based on only a few industries; (viii) the possibility that recent favorable economic developments, as applicable, in certain developing countries may be slowed or reversed by unanticipated political or social events in such countries; and (ix) in certain emerging markets, systems of share registration and custody that create certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.

Depositary Receipts.  A Fund may invest in sponsored or unsponsored ADRs, European Depositary Receipts (“EDRs”), GDRs, International Depositary Receipts (“IDRs”) and other types of depositary receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”).  Depositary Receipts provide indirect investment in securities of foreign issuers.  Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities.  Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts.

ADRs are depositary receipts which are bought and sold in the U.S. and are typically issued by a U.S. bank or trust company which evidences ownership of underlying securities by a foreign corporation.  GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation.  Generally, Depositary Receipts in registered form are designed for use in the U.S. securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

For purposes of a Fund’s investment policies, a Fund’s investments in ADRs, GDRs, IDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities.  Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk.  However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers’ stock, a Fund avoids currency risks during the settlement period.  In general, there is a large, liquid market in the United States for most ADRs.  However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Investing through Stock Connect. Certain Funds may invest in developing markets through trading structures or protocols that subject them to certain risks (such as risks associated with illiquidity, custody of assets, different settlement and clearance procedures, asserting legal title under developing legal and regulatory regimes and other risks) to a greater degree than in developed markets or even other developing markets. For example, a Fund may invest in certain eligible Chinese securities (“China A-Shares”) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) through the Hong Kong—Shanghai Stock Connect (“Stock Connect”) program. Stock Connect is a securities trading and clearing program developed by the Hong Kong Stock Exchange (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and SSE. Stock Connect is subject to regulations promulgated by regulatory authorities for both SSE and SEHK. Further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely affect Stock Connect and the value of the China A-Shares held by a Fund. There is no guarantee that the systems required to operate Stock Connect will function properly or will continue to be adapted to changes and developments in both markets or that both exchanges will continue to support Stock Connect in the future. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.

Although trading through Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to the aggregate volume of trading on Stock Connect, which may restrict or preclude a Fund’s ability to invest in Stock Connect securities or to enter into or exit trades on a timely basis. In addition, Stock Connect securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect pursuant to the program’s rules, which may further subject a Fund to liquidity risk in respect of China A-Shares. Stock Connect can only operate when both Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As a result, if either or both of these markets are closed on a U.S. trading day, a Fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Fund’s performance. Because of the way in which China A-Shares are held through Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the SSE becomes insolvent. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they presumably could be sold but could no longer be purchased through Stock

Connect. Investments in China A-shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker.

Brexit. In a referendum held on June 23, 2016, the United Kingdom (“UK”) voted to leave the European Union (“Brexit”). In March 2017, the UK formally began the process to withdraw from the European Union (“EU”) by triggering a two-year period for negotiation of the terms of the withdrawal. After several extensions to this period, the UK left the EU on January 31, 2020 (the “Exit Day”). EU laws continue to apply in the UK for a transitional period following Exit Day until December 31, 2020 under the withdrawal agreement between the UK and the EU. In any event, the UK has undertaken a process of “on-shoring” all EU legislation, pursuant to which there appears, at this stage, to be no policy changes to EU law. However, the uncertainty as to the timing and nature of the UK’s exit and future relationship with the EU has resulted in market and currency volatility, and there are potentially major implications for business and issuers.

A central issue for the UK will be its relationship with the EU going-forward after the transitional period. The ongoing negotiations have yet to provide clarity on what the outcome will be for the UK or Europe. The resulting uncertainty may adversely affect business activity and economic conditions across the eurozone and the EU. This uncertainty may increase if one or more EU countries also come under pressure to leave the EU. The exit of other countries from the EU, or the perception that other countries may leave, could have material adverse effect on economic growth or business activity in the eurozone and the EU.

International and Foreign Debt Securities

International Bonds include Yankee and Euro obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States (“Yankee Bonds”), or for which the primary trading market is abroad (“Eurodollar Bonds”).  International bonds also include Canadian and supranational agency bonds (e.g., those issued by the International Monetary Fund).  (See “Foreign Debt Securities” for a description of risks associated with investments in foreign securities.)

Foreign Debt Securities.  Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments.  Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies.

Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those prevalent in the U.S.  Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies.  Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of a Fund’s investment.

In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation, or confiscatory taxation; limitations on the removal of securities, property, or other assets of a Fund; political or social instability; increased difficulty in obtaining legal judgments; or diplomatic developments that could affect U.S. investments in those countries.  The Adviser will take such factors into consideration in managing a Fund’s investments.

Since most foreign debt securities are not rated, a Fund will invest in those foreign debt securities based on the Adviser’s analysis without relying on published ratings.  Achievement of a Fund’s goals, therefore, may depend more upon the abilities of the Adviser than would otherwise be the case.  The value of the foreign debt securities held by a Fund, and thus the NAV of a Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund’s investments in debt securities are denominated with respect to the U.S. dollar.  The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund’s investments in foreign debt securities, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks.  A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.  In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.

Foreign Currency Considerations.  Because investments in foreign securities usually involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts, options on foreign currencies and foreign currency futures contracts and other currency related instruments, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies.  Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Fund’s investment performance.  If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged.  Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall.  Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  It will do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.  A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Other Pooled Investment Vehicles

A Fund may invest in securities of other pooled investment vehicles, including shares of open- or closed-end investment companies and exchange-traded funds (“ETFs”). Provisions of the 1940 Act may limit the ability of a Fund to invest in certain investment companies or may limit the amount of its assets that a Fund may invest in any investment company or investment companies in general.

As an investor in a pooled investment vehicle, a Fund will bear its ratable share of that investment company’s expenses, in addition to the fees and expenses the Fund bears directly in connection with its own operations.  These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles.  A Fund would also bear the risk of all of the underlying investments held by the other investment company.  An investment company may not achieve its investment objective.

Except for investments in money market funds, a Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.  Each Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.  For purposes of this investment restriction, a “money market fund” is either: (1) an open-end investment company registered under the 1940 Act and regulated as a money market fund in accordance with Rule 2a-7 under the 1940 Act; or (2) a company that is exempt from registration as in investment company under Sections 3(c)(1) or 3(c)(7) of the 1940 Act and that: (a) limits its investments to those permitted under Rule 2a-7 under the 1940 Act; and (b) undertakes to comply with all the other requirements of Rule 2a-7, except that, if the company has no board of directors, the company’s investment adviser performs the duties of the board of directors.

Pursuant to orders issued by the SEC exempting certain ETFs from Section 12(d)(1) of the 1940 Act (“SEC Order”), in addition to procedures approved by the Board, each Fund may invest in certain ETFs in excess of the limits set forth in Section 12(d)(1), provided that the Fund has disclosed ETF investments in its Prospectus and otherwise complies with the conditions of the relevant SEC Order, as it may be amended, and any other applicable investment limitations.

ETFs are investment companies whose shares trade throughout the day on an exchange.  ETF shares are sold directly only to authorized participates in large units (e.g. 50,000 shares or more) (“creation units”).  A creation unit generally represents a bundle of securities or commodities that replicates, or is a representative sample of, a particular index or commodity and that is deposited with the ETF.  Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash.  The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks.  The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying portfolio securities.  A Fund would purchase and sell individual shares of ETFs in the secondary market.  These secondary market transactions require the payment of commissions. Some ETFs seek is to achieve the same rate of return as a particular market index or commodity.  ETFs that use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs are actively managed portfolios rather than being based upon an underlying index.

Pursuant to orders issued by the SEC exempting certain ETFs from Section 12(d)(1) of the 1940 Act (“SEC Order”), in addition to procedures approved by the Board, each Fund may invest in such ETFs in excess of the limits set forth in Section 12(d)(1), provided that the Fund has disclosed ETF investments in its Prospectus and otherwise complies with the conditions of the relevant SEC Order, as it may be amended, and any other applicable investment limitations.

Unit investment trusts (“UITs”) are investment companies that hold a fixed portfolio of securities until the fixed maturity date of the UIT.  The Funds would generally only purchase UITs in the secondary market for cash, which would result in the payment of commissions.

ETF and UIT shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that a Fund could receive less from the sale of shares of an ETF or UIT it holds than it paid at the time it purchased those shares.  Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF or UIT shares would be unable to sell them until trading is resumed.  There can be no assurance that an ETF or UIT will continue to meet the listing requirements of the exchange or that an active secondary market will develop for shares.  In addition, because ETFs and UITs invest in a portfolio of common stocks or other instruments or commodities, the value of an ETF or UIT could decline if prices of those instruments or commodities decline.  An overall decline of those instruments or commodities comprising an ETF’s or UIT’s benchmark index could have a greater impact on the ETF or UIT and investors than might be the case in an investment company with a more widely diversified portfolio.  Losses could also occur if the ETF or UIT is unable to replicate the performance of the chosen benchmark index.  There may be times when the market price for an ETF or UIT and its NAV vary significantly and a Fund may pay more than (premium) or less than (discount) NAV when buying shares on the secondary market.  The market price of an ETF’s or UIT’s shares includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.  In times of severe market disruption, the bid-ask spread often increases significantly.  This means that the shares may trade at a discount to NAV and the discount is likely to be greatest when the price of shares is falling fastest.

Other risks associated with ETFs and UITs include the possibility that: (i) an ETF’s or UIT’s distributions may decline if the issuers of the ETF’s or UIT’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF or UIT could be terminated.  Should termination occur, the ETF or UIT could have to liquidate its portfolio securities when the prices for those securities are falling. In addition, inadequate or irregularly provided information about an ETF or UIT or its investments, because ETFs and UITs are generally passively managed, could expose investors in ETFs and UITs to unknown risks.  Actively managed ETFs are also subject to the risk of underperformance relative to their chosen benchmark.

Precious Metals

The value of the investments of certain Funds may be affected by changes in the prices of gold and other precious metals. Gold and similar assets have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries. Because much of the world’s known gold reserves are located in South Africa, political and social conditions there may pose special risks to investments in gold. For instance, social upheaval and related economic difficulties in South Africa could cause a decrease in the share values of South African issuers. The manner and extent of a Fund’s investments in precious metals may be limited by provisions of the 1940 Act and the Fund’s intention to qualify as a regulated investment company under Subchapter M of the Code, and any such investments by the Fund may adversely affect the ability of the Fund to qualify as a regulated investment company.

Master Limited Partnerships

Master limited partnerships (“MLPs”) are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. Certain of the Funds also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. Fewer corporate protections may be afforded to investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Certain of the Funds may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to so qualify.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from equity investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with real estate investments generally, including economic downturns that have an adverse effect on real estate markets, general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The affairs of REITs are managed by the REIT’s sponsor and, as such, the performance of the REIT is dependent on the management skills of the REIT’s sponsor. REITs are not diversified (except to the extent the Code requires). REITs are also subject to interest rate risks. If a Fund makes an equity investment in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund. REITs are subject to the risk of default by borrowers, self-liquidation, and the possibility that the REIT may fail to qualify for the exemption from tax for distributed income under the Code. Investments in REITs present certain further risks that are unique and in addition to the risks associated with investing directly in the real estate industry in general.  The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future.  Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors.  Factors such as these may adversely affect companies, which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry.

Zero-Coupon Debt Securities and Payment-in-Kind Securities

Certain of the Funds may purchase zero-coupon debt securities and payment-in-kind securities (“PIKs”). The value of both zero-coupon bonds and PIK bonds may be more sensitive to fluctuations in interest rates than other bonds.

Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. As a result, the NAV of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities. When interest rates rise, the values of zero-coupon securities fall more rapidly than securities paying interest on a current basis, because the zero-coupon securities are locked into rates of reinvestment that become less attractive the farther rates rise. The converse is true when interest rates fall.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirement.

Certain of the Funds also may purchase PIKs. PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on zero-coupon bonds and PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.

Municipal Obligations

Certain of the Funds may invest without limit in municipal obligations which pay interest from similar revenue sources or securities which are offered within a single state. When municipal obligations are related in these ways, an economic, business or political development which affects one security could also affect the other related securities. This investment practice may subject a Fund to greater risks than a fund which does not concentrate its assets in this manner.

Subsequent to its purchase by a Fund, an issue of rated municipal obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such municipal obligations by the Fund. To the extent that the ratings given by Moody’s or S&P for municipal obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this SAI. See Appendix A to this SAI for a more detailed discussion of securities ratings.

Municipal bonds are generally considered riskier investments than U.S. Treasury securities.  Contrary to historical trends, in recent years, the market has encountered downgrades, increased rates of default and lower yields on municipal bonds.  This is a product of significant reductions in revenues for many states and municipalities as well as residual effects of a generally weakened economy.

Municipal Lease/Purchase Agreements

Certain of the Funds may invest in Municipal Lease/Purchase Agreements which are similar to installment purchase contracts for property or equipment. These obligations typically are not fully backed by the issuing municipality’s credit and their interest may become taxable if the lease is assigned. If the governmental issuer does not appropriate sufficient funds for the following year’s lease payments, the lease will terminate, with the possibility of default on the lease obligation, which may result in loss to the Fund.

Variable Rate Demand Notes

Certain of the Funds may purchase tax-exempt floating and variable rate demand notes and bonds. Variable rate demand notes include master demand notes. Master demand notes are frequently secured by letters of credit or other credit supports, which are not expected to adversely affect the tax-exempt status of these obligations. Master demand notes are redeemable at face value, but there is no established secondary market for them. Accordingly, when these obligations are not secured, a Fund’s ability to redeem (through exercise of its demand right) depends on the borrower’s ability to pay principal and interest on demand. Master demand notes with a demand feature extending for more than seven days are treated as illiquid securities.

Stand-by Commitments

Certain of the Funds may acquire stand-by commitments from brokers, dealers or banks to facilitate its portfolio liquidity. Under a stand-by commitment, the obligor must repurchase, at the Fund’s option, specified securities held in the Fund’s portfolio at a specified price. Thus, stand-by commitments are comparable to put options. The exercise of a stand-by commitment is subject to the ability of the seller to make payment on demand. If it is necessary or appropriate to cause the Fund to pay for stand-by commitments, the cost of entering into the stand-by commitment will have the effect of increasing the cost of the underlying municipal obligation and similarly decreasing such security’s yield. Gains realized in connection with stand-by commitments will be taxable.

Restricted Securities

Restricted securities are securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering.  Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to seek registration of the shares.

Subject to limitations on illiquid securities, the Funds may invest in restricted securities without limit.

Tobacco Settlement Revenue Bonds

Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement entered into between 48 states and certain U.S. tobacco manufacturers, which together represent approximately 99% of the current combined market share of tobacco manufacturers (the “MSA”). The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity, as well as several other factors. The actual amount of future settlement payments, therefore, is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Ongoing legal challenges to the MSA, a decrease in tobacco consumption, market share loss by participating tobacco companies and bankruptcy could negatively impact the ability of the tobacco companies to make payments.

Yankee Securities

Yankee securities are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets.

Additional Risk Factors and Special Considerations

Asset Segregation and Coverage. A Fund may be required to earmark or otherwise segregate liquid assets in respect of its obligations under derivatives transactions that involve contractual obligations to pay in the future, or a Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are earmarked or otherwise segregated may be based on the notional value of the derivative or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. In certain circumstances, a Fund may enter into an offsetting position rather than earmarking or segregating liquid assets. A Fund may modify its asset segregation and coverage policies from time to time. Although earmarking or segregating may in certain cases have the effect of limiting a Fund’s ability to engage in derivatives transactions, the extent of any such limitation will depend on a variety of factors, including the method by which the Fund determines the nature and amount of assets to be earmarked or segregated.

Portfolio Turnover. Many of the Funds have experienced high rates of portfolio turnover in recent years and may experience high rates of portfolio turnover in the future. Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, dealer mark-ups and bid/asked spreads and transaction costs on the sale of securities and reinvestment in other securities. Such costs have the effect of reducing a Fund’s investment return. A higher portfolio turnover rate can cause a Fund to realize increased capital gains including short-term capital gains, taxable to shareholders as ordinary income when distributed to them.

Temporary Defensive Strategies. At times, an Adviser may judge that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, an Adviser may (but will not necessarily), without notice, temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund’s assets.  In implementing these “defensive strategies,” a Fund may hold assets in cash and cash equivalents and in other investments an Adviser believes to be consistent with the Fund’s best interests.  If any such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

New or Smaller Funds. Funds with limited operating history and/or small asset base may involve additional risk. For example, there can be no assurance that a new or smaller Fund will grow to or maintain an economically viable size. Should a Fund not grow to or maintain an economically viable size, the Board may determine to liquidate the Fund. Although the interests of shareholders in each Fund are the principal concern of the Board, in the event the Board determines to liquidate a Fund, the timing of any possible liquidation might not be favorable to certain individual shareholders.

Impact of Large Redemptions and Purchases of Fund Shares. Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Risks Related to Cybersecurity. The Funds and their service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Funds and their service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack as the Funds are highly dependent upon the effective operation of their computer systems and those of their business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting the Adviser, Victory Capital Advisers, Inc. (the “Distributor”), the Funds, the custodian, the transfer agent, financial intermediaries and other affiliated or third-party service providers may adversely affect the Funds and their shareholders owners. For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact a Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject a Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also affect the issuers of securities in which a Fund invests, which may cause a Fund’s investments to lose value. A Fund may also incur additional costs for cybersecurity risk management in the future. Although the Funds and their service providers have adopted security procedures to minimize the risk of a cyber-attack, there can be no assurance that the Funds or their service providers will avoid losses affecting the Funds due to cyber-attacks or information security breaches in the future.

Recent Market Events. Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes fire and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Some countries, including the United States, are adopting more protectionist trade policies and moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund’s investments.

Political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of a Fund’s investments, increase uncertainty in or impair the operation of the U.S. or other securities markets and degrade investor and consumer confidence, perhaps suddenly and to a significant degree.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy and the value of a Fund’s investments. An outbreak of respiratory disease called COVID-19 was first detected in China in December 2019 and subsequently spread internationally. As of the date of this SAI, the impact of the outbreak has been rapidly evolving, and cases of COVID-19 have continued to be identified in most developed and emerging countries throughout the world. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, significant challenges to healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of the COVID-19 pandemic may be short-term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of the COVID-19 outbreak, and other epidemics and pandemics that may arise in the future, could result in a general decline in the global economy, and negatively affect the performance of individual countries, industries, or sectors in significant and unforeseen ways.  Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity.  There can be no assurance that market conditions will not worsen in the future. All of these risks may have a material adverse effect on the performance and financial condition of the securities in which a Fund invests, and on the overall performance of a Fund.

The U.S. federal government and certain foreign central banks have taken a variety of unprecedented actions to stimulate the economy and calm the financial markets. For example, in March 2020, the U.S. federal government adopted the largest economic stimulus package in recent history, estimated at $2 trillion, which is aimed at supporting American workers and businesses adversely affected by the economic upheaval stemming from the COVID-19 pandemic.  The law provides for loans and other disbursements to a wide swath of the economy, including direct payments to Americans and loans to large and small companies, as well as expanding unemployment insurance.  The ultimate effect of these efforts is not yet known, and they may not be successful.

In the future, the U.S. federal government or other governments may take actions that could affect the overall economy as well as the securities in which a Fund invests, the markets in which they trade, or the issuers of such securities, in ways that are unforeseen. Governmental and quasi-governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve (the “Fed”), have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. Certain of those policy changes have been or are being implemented or considered in response to the COVID-19 pandemic. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 with large stimulus initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic. The Fed has signaled that it plans to maintain its interventions at an elevated level.

In the past, instability in the global capital markets resulted in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the repricing of credit risk in credit markets and the failure of major domestic and international financial institutions. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed income securities may vary widely under certain market conditions and may result in heightened market volatility and a decline in the value of a Fund’s portfolio. Changes in government policies or central banks could negatively affect the value and liquidity of a Fund’s investments and cause it to lose money.  The markets could react strongly to expectations for changes in government policies, which could increase volatility, especially if the market’s expectations are not borne out. There can be no assurance that the initiatives undertaken by governments and central banks will be successful.

The COVID-19 outbreak, and future epidemics or pandemics, could also impair the information technology and other operational systems upon which a Fund’s service providers rely, and could otherwise disrupt the ability of a Fund’s service providers to perform essential tasks. Such impacts could impair a Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Fund’s service providers, and negatively impact a Fund’s performance. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately value its investments.

Markets generally and the energy sector specifically, including MLPs and energy companies in which a Fund invests, have also been adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of COVID-19 and by price competition among key oil producing countries. Recently, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. Although the Organization of Petroleum Exporting Countries (“OPEC”) and other oil-producing countries have agreed to reduce production by approximately 10 million barrels per day, such production cuts do not take effect until May and June of 2020. Reduced production and continued oil price volatility may adversely impact MLPs and energy infrastructure companies. Such companies’ growth prospects and ability to pay dividends may be negatively impacted, which could adversely impact a Fund’s performance. Additionally, an extended period of reduced oil prices may significantly lengthen the time the energy sector would need to recover after a stabilization of prices.

Some market participants have expressed concern that passively-managed index funds and other indexed products inflate the value of their component securities. If the component securities in such indices decline in value for this and other reasons, the value of a Fund’s investments in these securities will also decline.

Some countries, including the United States, are adopting more protectionist trade policies and are moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States may also be considering significant new investments in infrastructure and national defense which, coupled with potentially lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.

High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the United States and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers or by dislocations in world markets. Extremely low or negative interest rates may become more prevalent.  To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, a Fund would generate a negative return on that investment.  Similarly, negative rates on investments by a fund that is a money market fund would make it difficult, if not impossible, for the fund to maintain a stable $1 net asset value per share without financial support from the fund’s sponsor or other persons.  There is no assurance that such support would be provided, which could lead to losses on investments in the fund, including on investments by a Fund that uses the fund as an investment option for a Fund’s uninvested cash.  While negative yields may reduce the demand, liquidity and valuation of fixed income investments, investors may be willing to continue to purchase such investments for a number of reasons, including, but not limited to, price insensitivity, arbitrage opportunities across fixed income markets or rules-based investment strategies.  If negative interest rates become more prevalent, investors may over time seek to reallocate assets to other income-producing assets or equity investments that pay a dividend, which may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time.  Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of low rates and the effect of government fiscal policy initiatives and potential market reaction to those initiatives.

Some countries where economic conditions are still recovering from the 2008 crisis are perceived as still fragile. The crisis caused strains among countries in the euro-zone that have not been fully resolved, and it is not yet clear what measures, if any, EU or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies.

In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value.

DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES

Each Fund’s NAV is determined and the shares of each Fund are priced as of the valuation time(s) indicated in the Prospectus on each Business Day. A “Business Day” is a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open. In the case of the Fixed Income Funds, a Business Day is a day on which the NYSE and the bond market are open. The Fixed Income Funds are authorized to close earlier than is customary for a Business Day upon the recommendation of both the Securities Industry and Financial Markets Association and the Adviser. In the event that a Fixed Income Fund closes earlier than is customary for a Business Day, the Fund’s NAV calculation for that day will occur as of the time of the earlier close. The NYSE will not open in observance of the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Federal Reserve Bank of Cleveland is closed on Columbus Day and Veterans Day.

Investment Company Securities

Shares of another open-end investment company (mutual fund) held by a Fund are valued at the latest closing NAV of such mutual fund. Shares of any ETFs held by a Fund are valued in the manner described below under “Equity Securities.”

Fixed-Income Securities

Fixed-income securities held by a Fund are valued on the basis of security valuations provided by an independent pricing service, approved by the Board, that determines value by using information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities and various relationships between securities. Specific investment securities that are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost that approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board.

Convertible Securities

Convertible debt securities are valued in the same manner as any debt security. Non-convertible debt securities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specially authorized by the Board. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible debt securities. For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Equity Securities

Each equity security (including ETFs) held by a Fund is valued at the closing price on the exchange where the security is principally traded. Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on NASDAQ’s Automated Confirmation Transaction (“ACT”) System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security the trading activity of which is reported on NASDAQ’s ACT System is valued at the NASDAQ Official Closing Price.

Funds that Invest a Significant Amount of their Assets in Foreign Securities

Time zone arbitrage. Certain Funds may invest a significant amount of its assets in foreign securities which may expose them to attempts by investors to engage in “time-zone arbitrage.”  For the Strategic Allocation Fund, to the extent the Fund invests in Underlying Funds that invest primarily in foreign securities, the Fund may be indirectly exposed to attempts by investors to engage in “time-zone arbitrage.” Using this technique, investors seek to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the NYSE that day, when the Fund calculates its NAV. If successful, time zone arbitrage might dilute the interests of other shareholders.

The International Funds generally invest a significant amount of their assets in foreign securities. The International Funds use “fair value pricing” under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Adviser and the Board consider to be their fair value as of the time the Fund calculates its NAV. Fair value pricing may also help to deter time zone arbitrage.

Fair Value Pricing

If market quotations are not readily available, or (in the Adviser’s judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by a Fund is traded and before the time as of which the Funds’ net asset value is calculated that day, an event occurs that the Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security’s fair value.

The Board has adopted valuation procedures for the Funds and has delegated the day-to-day responsibility for fair valuation determinations to the Adviser and the Adviser’s Pricing and Liquidity Committee. Those determinations may include consideration of recent transactions in comparable securities, information relating to a specific security, developments in and performance of foreign securities markets, current valuations of foreign or U.S. indices, and adjustment co-efficients based on fair value models developed by independent service providers. The Adviser may, for example, adjust the value of portfolio securities based on fair value models supplied by the service provider when the Adviser believes that the adjustments better reflect actual prices as of the close of the NYSE.

The Funds’ use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that an International Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its NAV per share.

Other Valuation Information

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of each Fund’s shares generally are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and a Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith in accordance with procedures approved by the Board.

Performance Comparisons

Each Fund will calculate performance in accordance with formulas prescribed by the SEC.

In addition, a Fund may publish the ranking of its performance or the performance of a particular class of Fund shares by Thomson Reuters Lipper, Inc. (“Lipper”), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies and ranks the performance of the Funds and their classes against all other funds in similar categories, for both equity and fixed income funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time a Fund may publish its rating or that of a particular class of Fund shares by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon each Fund’s three, five and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns. Such returns are adjusted for fees and sales loads. There are five rating categories with a corresponding number of stars: highest (5), above average (4), neutral (3), below average (2) and lowest (1).

The total return on an investment made in a Fund or in a particular class of Fund shares may be compared with the performance for the same period of one or more broad-based securities market indices, as described in the prospectuses. These indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices. The Funds’ total returns also may be compared with the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.

From time to time, the yields and the total returns of the Funds or of a particular class of Fund shares may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders. A Fund also may include calculations in such communications that describe hypothetical investment results. (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.) Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements. “Compounding” refers to the fact that, if dividends or other distributions on a Fund’s investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

A Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund). A Fund also may include in advertisements, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and Treasury bills, as compared to an investment in shares of a Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein. With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders. The Funds’ performance information is generally available by calling toll free 800-539-FUND (800-539-3863) or at www.VictoryFunds.com.

Investors also may judge, and a Fund may at times advertise, the performance of a Fund or of a particular class of Fund shares by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings. In addition to yield information, general information about a Fund that appears in a publication may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager’s investment strategy and process, including, but not limited to, descriptions of security selection and analysis. Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management and its investment philosophy.

When comparing yield, total return and investment risk of an investment in shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund. For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund’s returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities” is subject to change. When the NYSE is closed or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days. Each Fund reserves the right to reject any purchase order in whole or in part.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days’ notice prior to terminating or modifying a Fund’s exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or CDSC ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.

The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser’s judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.

Each Fund has authorized one or more brokers or other financial services institutions to accept on its behalf purchase and redemption orders. Such brokers or other financial services institutions are authorized to designate plan administrators and other intermediaries to accept purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or other financial services institutions, or, if applicable, a broker’s or other financial services institutions authorized designee, accepts the order. Customer orders will be priced at each Fund’s NAV next computed after they are accepted by an authorized broker or other financial services institutions or the broker’s or other financial services institution’s authorized designee.

If you hold your Fund shares in an account established with a financial intermediary, contact your financial intermediary in advance of placing a request for an exchange to confirm your ability to exchange with a particular Fund.

Purchasing Shares

Alternative Sales Arrangements — Class A, C, R, R6, and Y Shares. Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C and Class R asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C or Class R shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals (as defined in each Fund’s Prospectus) offer all classes of shares.

Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.

No initial sales charge is imposed on Class C shares. The Distributor may pay sales commissions to dealers and institutions who sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution. The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased. After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their purchase. Class C shares are subject to the Rule 12b-1 fees described in the SAI under “Rule 12b-1 Distribution and Service Plans.” Effective May 1, 2018, Class C shares of the Funds will automatically convert to Class A shares under circumstances described in the Funds’ Prospectuses. Financial institutions may be permitted to exchange Class C shares for a share class with lower expenses under circumstances described in a Fund’s Prospectus. Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.

No initial sales charges or CDSCs are imposed on Class R shares. Class R shares are subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class R shares. Distributions paid to holders of a Fund’s Class R shares may be reinvested in additional Class R shares of that Fund or Class R shares of a different Fund. Only certain investors are eligible to buy Class R shares, as set forth in the Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

No initial sales charges or CDSCs are imposed on Class R6 shares. Class R6 shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class R6 shares. Distributions paid to holders of a Fund’s Class R6 shares may be reinvested in additional Class R6 shares of that Fund or Class R6 shares of a different Fund. Investors in Class A and Class C shares not subject to a CDSC, Class R shares, and Class Y shares of a Fund that offer Class R6 shares may exchange into Class R6 shares of that Fund provided they meet the eligibility requirements applicable to Class R6 shares. Only certain investors are eligible to buy Class R6 shares, as set forth in the Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

No initial sales charges or CDSCs are imposed on Class Y shares. Class Y shares are not subject to the Rule 12b-1 fees and there is no automatic conversion feature applicable to Class Y shares. Distributions paid to holders of a Fund’s Class Y shares may be reinvested in additional Class Y shares of that Fund or Class Y shares of a different Fund. Only certain investors are eligible to buy Class Y shares, as set forth in the Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.

Each Fund reserves the right to change the criteria for eligible investors and the investment minimums related to each class of shares. Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

Dealer Reallowances. The following tables show the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Funds.

For all Funds except Fixed Income Funds:

Amount of Purchase Payment	Initial Sales Charge as a % of Offering Price	Concession to Dealers as a % of Offering Price
Up to $49,999	5.75%	5.00%
$ 50,000 to $99,999	4.50%	4.00%
$ 100,000 to $249,999	3.50%	3.00%
$ 250,000 to $499,999	2.50%	2.00%
$ 500,000 to $999,999	2.00%	1.75%
$ 1,000,000 and above*	0.00%	**

For Fixed Income Funds:

Amount of Purchase Payment	Initial Sales Charge as a % of Offering Price	Concession to Dealers as a % of Offering Price
Up to $49,999	2.00%	1.50%
$50,000 to $99,999	1.75%	1.25%
$100,000 to $249,999	1.50%	1.00%
$250,000 to $499,999	1.25%	0.75%
$500,000 to $999,999	1.00%	0.50%
$1,000,000 and above*	0.00%	**

*         There is no initial sales charge on purchases of $1 million or more; however a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.

**          Investment Professionals may receive payment on purchases of $1 million or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.

Except as noted in this SAI, a CDSC of up to 0.75% may be imposed on any such shares redeemed within the first year after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.

The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a financial intermediary (including broker-dealers, banks, third party administrators, retirement plan record-keepers or other financial intermediaries) the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services (administrative services) for all classes other than Class R6. Depending upon the particular share class and/or contractual agreement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis. The administrative services may be related to investments by participants in retirement and benefit plans, investors in mutual fund advisory programs, and clients of financial intermediaries that maintain omnibus accounts for their clients. Services provided include but are not limited to the following: transmitting net purchase and redemption orders; maintaining separate records for shareholders that reflect purchases, redemptions and share balances; mailing shareholder confirmations and periodic statements; and furnishing proxy materials and periodic fund reports, prospectuses and other communications to shareholders as required.

In addition, the Adviser (or its affiliates), from its own resources, may make substantial payments to various financial intermediaries for the sale of Fund shares and related services for investments in all classes other than Class R6. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Depending on the particular share class and/or contractual arrangement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis.

These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

As of December 31, 2019, the Adviser and its affiliates had arrangements in place with respect to the Funds with the following intermediaries:

ADP Broker-Dealer, Inc.	Mid Atlantic Capital Corporation
AIG Advisor Group, Inc.	Morgan Stanley Smith Barney
Ameriprise Financial, Inc.	MSCS Financial Services
Ascensus Trust Company	National Financial Services Corp.
Benefit Plans Administrators	Nationwide Investment Services Corp.
Charles Schwab	PNC Bank, N.A.
Fidelity Investments Institutional Operations Co., Inc.	Principal Life Insurance Co.
Financial Data Services, Inc.	Raymond James Associates
Goldman Sachs & Co. LLC	RBC Wealth Management
GWFS Equities Inc	T.Rowe Price Retirement Plan Services
Lincoln Financial Advisors	The Vanguard Group
Lincoln Financial Securities	TIAA - CREF
Lincoln Retirement Services Co.	UBS Financial Services, Inc.
LPL Financial Corporation	VALIC Retirement Services Company
MassMutual Financial Group	Vanguard Brokerage Services
MassMutual Life Insurance Company	Wells Fargo Clearing Services, LLC
Merrill Lynch Pierce Fenner & Smith

Sample Calculation of Maximum Offering Price

Class A shares of each Equity Fund are sold with a maximum initial sales charge of 5.75% and Class A shares of each Fixed Income Fund are sold with a maximum initial sales charge of 2.00%.

Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the NAV of the Class A shares.

For all Funds except Fixed Income Funds
NAV per share	$10.00
Per Share Sales Charge—5.75% of public offering price (6.10% of net asset value per share) for each Fund	$0.61
Per Share Offering Price to the Public	$10.61

Fixed Income Funds
NAV per share	$10.00
Per Share Sales Charge—2.00% of public offering price (2.04% of net asset value per share) for each Fund	$0.20
Per Share Offering Price to the Public	$10.20

Class C shares of each relevant Fund are sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase. Class R, Class R6 and Class Y shares of each relevant Fund are sold at NAV without any initial sales charges or CDSCs.

Reinstatement Privilege. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A or Class C shares in the same class of shares of a Fund or any other Victory Fund that are series of the Trust and into which shares of the Fund are exchangeable, as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, even if the proceeds are reinvested. Depending on the timing and amount of a potential reinvestment, some or all of a capital loss from redemption may not be deductible. If the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder’s basis in the redeemed shares may not include the amount of the sales charge paid. Without the additional basis, the shareholder will have more gain or less loss upon redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.

Redemptions in Kind.  Subject to its election under Rule 18f-1 under the 1940 Act, as set forth above, each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of the Fund’s assets). The securities will be chosen by the Fund and valued at the price used in calculating the Fund’s NAV on the day of redemption. A shareholder may incur transaction expenses in converting these securities to cash.

MANAGEMENT OF THE TRUST

Board Leadership Structure

The Trust is governed by the Board, which is comprised of nine Trustees, eight of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (the “Independent Trustees”). The Chair of the Board is an Independent Trustee, who functions as the lead Trustee. The Chair serves as liaison between the Board and its Committees, the Adviser and other service providers. The Chair is actively involved in setting the Board meeting agenda, and participates on certain Board Committees.

Board Role in Risk Oversight

In considering risks related to the Funds, the Board consults and receives reports from officers of the Funds and personnel of the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board or a designated committee include certain risks involving, among other things, the Funds’ investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance.  The Board has delegated to each of the Compliance Committee and Audit and Risk Oversight Committee certain responsibilities for reviewing reports relating to compliance and enterprise risk, including operational risk, liquidity and personnel. The Board relies on the Investment Committee to review reports relating to investment risks, that is, risks to the Funds resulting from pursuing the Funds’ investment strategies (e.g., credit risk and market risk).

Trustees and Officers

The following tables list the Trustees and Officers, their ages, position with the Trust, length of time served, principal occupations during the past five years and, where applicable, any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee currently oversees 42 portfolios in the Trust, 24 portfolios in Victory Portfolios II and 9 portfolios in Victory Variable Insurance Funds, each of which is a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Dave Brown also oversees 47 portfolios in USAA Mutual Funds Trust. There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee’s and Officer’s address is c/o Victory Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

Independent Trustees

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David Brooks Adcock, 68	Trustee	May 2005	Consultant (since 2006).	Chairman, Board of Trustees, Turner Funds (December 2016 -December 2017).

Nigel D.T. Andrews, 73	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012).

E. Lee Beard, 68*	Trustee	May 2005	Retired (since 2015).	None.

Dennis M. Bushe, 76	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011 - July 2016).

John L. Kelly 67	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016 - September 2017); Advisor (January 2016 - April 2016) and Managing Partner (August 2014 - January 2016) Endgate Commodities LLC.	Director, Caledonia Mining Corporation (since May 2012).

David L. Meyer, 63*	Trustee	December 2008	Retired.	None.

Gloria S. Nelund, 59	Trustee	July 2016	Chair, CEO, and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007 - July 2016).

Leigh A. Wilson, 75	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.

Interested Trustee

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David C. Brown, 47**	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc..	Trustee, USAA Mutual Funds Trust.

*The Board has designated Ms. Beard and Mr. Meyer as its Audit Committee Financial Experts.

**Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Trustee Qualifications

The following summarizes the experience and qualifications of the Trustees.

•                  David Brooks Adcock. Mr. Adcock served for many years as general counsel to Duke University and Duke University Health System, where he provided oversight to complex business transactions such as mergers and acquisitions and dispositions. He has served for more than 20 years as a public interest arbitrator for, among others, the New York Stock Exchange, the American Stock Exchange, the National Futures Association, FINRA and the American Arbitration Association. The Board believes that Mr. Adcock’s knowledge of complex business transactions and the securities industry combined with his previous service on the boards of other mutual funds qualifies him to serve on the Board.

•                  Nigel D.T. Andrews. Mr. Andrews served for many years as a management consultant for a nationally recognized consulting company and as a senior executive at GE, including Vice President of Corporate Business Development, reporting to the Chairman, and as Executive Vice President of GE Capital. He also served as a Director and member of the Audit and Risk Committee of Old Mutual plc, a large publicly traded company whose shares are traded on the London Stock Exchange. Mr. Andrews also formerly served as the non-executive chairman of Old Mutual’s U.S. asset management business, where he also served on the audit and risk committee. Mr. Andrews also served as a Governor of the London Business School. He serves as a director of TCG BDC II, Inc. and TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.), each a business development company. The Board believes that his experience in these positions, particularly with respect to oversight of risk and the audit function of public companies, as well as his previous service on the boards of other mutual funds, qualifies him to serve as a Trustee.

•                  E. Lee Beard. Ms. Beard, a certified public accountant, has served as the president, chief executive officer and director, and as a chief financial officer, of public, federally insured depository institutions. As such, Ms. Beard is familiar with issues relating to audits of financial institutions. The Board believes that Ms. Beard’s experience as the chief executive officer of a depository institution, her service on the boards of other mutual funds and her knowledge of audit and accounting matters qualifies her to serve as a Trustee.

•                  David C. Brown. Mr. Brown serves as the Chairman and Chief Executive Officer (since 2013) of the Adviser and, as such, is an “interested person” of the Trust. Previously, he served as Co-Chief Executive Officer (2011-2013), and President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011) of the Adviser.  The Board believes that his position and experience with the Adviser and his previous experience in the investment management business qualifies him to serve as a Trustee.

•                  Dennis M. Bushe. Mr. Bushe has experience in fixed income investment management and research. He is a former chief investment risk officer of a large investment management firm. Mr. Bushe previously served as a Trustee of the boards of the RS Investment Trust and RS Variable Products Trust. The Board believes that Mr. Bushe’s experience qualifies him to serve as a Trustee.

•                  John L. Kelly. Mr. Kelly has more than 35 years of experience and leadership roles in the financial services industry including institutional electronic trading, capital markets, corporate and investment banking, retail brokerage, private equity, asset/wealth management, institutional services, mutual funds and related technology enabled services. He previously served as an Independent Trustee of Victory Portfolios, Victory Institutional Funds, and Victory Variable Insurance Funds from 2008 to 2011. The Board believes that this experience qualifies him to serve as a Trustee.

•                  David L. Meyer. For six years, Mr. Meyer served as chief operating officer, Investment Wealth Management Division, of Mercantile Bankshares Corp (now PNC Financial Services Corp.) and has served as an officer or on the boards of other mutual funds for many years. The Board believes that his experience, particularly as it related to the operation of registered investment companies, qualifies him to serve as a Trustee.

•                  Gloria S. Nelund. Ms. Nelund has executive and investment management industry experience, including service as chief executive officer of two investment advisory firms. Ms. Nelund also has experience as a co-founder and chief executive officer of an investment firm. Ms. Nelund previously served as the Chairman and Trustee of the boards of the RS Investment Trust and RS Variable Products Trust. The Board believes that this experience qualifies her to serve as a Trustee.

•                  Leigh A. Wilson. Mr. Wilson served for many years as Chief Executive Officer of Paribas North America and as such has extensive experience in the financial sector. He serves as an Independent Non-Executive Director and Chairman of the Board of Caledonia Mining Corporation, a Canadian mining company listed on the Toronto Stock Exchange. As a former director of the Mutual Fund Directors Forum (“MFDF”), he is familiar with the operation and regulation of registered investment companies. He served on a MFDF steering committee created at the request of then-SEC Chairman William Donaldson to recommend best practices to independent mutual fund directors. He received the Small Fund Trustee of the Year award from Institutional Investor Magazine in 2006. The Board believes that this experience and his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.

Committees of the Board

The following standing Committees of the Board are currently in operation: Audit and Risk Oversight, Compliance, Continuing Education, Investment, Service Provider, Board Governance and Nominating, and Agenda.  In addition to these standing Committees, the Board may form temporary Special Committees to address particular areas of concern.  In addition, a Committee may form a Sub-Committee to address particular areas of concern to that Committee.

•                  The members of the Audit and Risk Oversight Committee, all of whom are Independent Trustees, are Mr. Meyer (Chair), Mr. Adcock, Ms. Beard, Mr. Kelly and Mr. Wilson.  The primary purpose of this Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act.  The Committee also has overall responsibility for reviewing periodic reports with respect to compliance and enterprise risk, including operational risk and personnel.  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

•                  The members of the Compliance Committee are Mr. Adcock (Chair), Ms. Beard, Mr. Kelly and Mr. Meyer.  The Compliance Committee oversees matters related to the Funds’ compliance program and compliance with applicable laws, rules and regulations and meets regularly with the Trust’s Chief Compliance Officer.

•                  The members of the Continuing Education Committee are Mr. Meyer (Chair) and Ms. Beard.  The function of this Committee is to develop programs to educate the Trustees to enhance their effectiveness as a Board and individually.

•                  The members of the Investment Committee are Mr. Kelly (acting Chair), Mr. Andrews, Mr. Bushe, Ms. Nelund and Mr. Wilson.  The function of this Committee is to oversee the Fund’s compliance with investment objectives, policies and restrictions, including those imposed by law or regulation, and assist the Board in its annual review of the Funds’ investment advisory agreements.

•                  The members of the Service Provider Committee are Ms. Beard (Chair), Mr. Adcock, Mr. Kelly and Mr. Meyer.  This Committee oversees the negotiation of the terms of the written agreements with the Funds’ service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its review of each Fund’s service providers, other than the investment adviser and independent auditors.

•                  The Board Governance and Nominating Committee consists of all of the Independent Trustees.  Mr. Andrews currently serves as the Chair of this Committee.  The functions of this Committee are: to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee.  A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of the Trust, 4900 Tiedeman Road, Brooklyn, Ohio 44144.  The Committee (or a designated sub-committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters.  The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation.  In administering the shareholder recommendation process, the Chair, in the Chair’s sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Fund or any third party.  The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

•                  The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended December 31, 2019, the Board held six meetings; the Audit and Risk Oversight Committee held four meetings; the Investment Committee held four meetings; the Service Provider Committee held four meetings; the Compliance Committee held four meetings; and the Board Governance and Nominating Committee held four meetings. The Continuing Education Committee met informally during the fiscal year.

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust’s day-to-day operations. The officers of the Trust, their ages, the length of time served, and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, Brooklyn Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 58*	President	February 2006*	Director of Mutual Fund Administration, the Adviser.

Scott A. Stahorsky, 50	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).

Erin G. Wagner, 46	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).

Allan Shaer, 55	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase Bank (2011-2016).

Christopher Ponte, 36	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Advisers, Inc. (since 2018).

Colin Kinney, 46	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.

Charles Booth, 60	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.

Jay G. Baris, 66	Assistant Secretary	December 1997	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018 - April 2020); Partner, Morrison & Foerster LLP (2011 - January 2018).

* On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President of the Trust.

Trustees’ Fund Ownership

The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by each Trustee as of December 31, 2019. No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or the Distributor or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (other than Funds in the Victory Funds Complex).  As of December 31, 2019, the Trustees and officers as a group owned beneficially less than 1% of each class of outstanding shares of those series of the Trust.

Independent Trustees

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Adcock	Victory RS Science and Technology Fund: Over $100,000	Over $100,000

Mr. Andrews	None.	Over $100,000

Ms. Beard

Victory Floating Rate Fund: $10,001 - $50,000
Victory INCORE Low Duration Bond Fund: $10,001 - $50,000
Victory RS Small Cap Growth Fund: $10,001 - $50,000
Victory Sophus Emerging Markets Fund: $10,001 - $50,000
Victory Strategic Income Fund: $10,001 - $50,000

Over $100,000

Mr. Bushe	Victory Floating Rate Fund: Over $100,000 Victory RS Investors Fund: Over $100,000 Victory Sophus Emerging Markets Fund: $50,001 - $100,000	Over $100,000

Ms. Dungan*	Victory Floating Rate Fund: $50,001 - $100,000 Victory RS Global Fund: Over $100,000	Over $100,000

Mr. Kelly	Victory RS Small Cap Growth Fund: $10,001 - $50,000	Over $100,000

Mr. Meyer	Victory RS International Fund: $10,001 - $50,000 Victory RS Science and Technology Fund: $10,001 - $50,000	Over $100,000

Ms. Nelund	Victory RS Science and Technology Fund: Over $100,000	Over $100,000

Mr. Wilson	None.	Over $100,000

*Sally M. Dungan is a former Trustee.

Interested Trustee

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Brown*	Victory RS Global Fund: Over $100,000 Victory RS Growth Fund: Over $100,000 Victory RS Small Cap Growth Fund: Over $100,000	Over $100,000

*Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Trustees Compensation

Effective January 1, 2020, the Victory Fund Complex pays each Independent Trustee $330,000 per year for his or her services to the Complex.  The Board Chair is paid an additional retainer of $150,000 per year.  Prior to that date, the Victory Fund Complex paid each Independent Trustee $312,000 per year for his or her services to the Complex, and the Board Chair was paid an additional retainer of 50% of the base retainer per year.  The Board reserves the right to award reasonable compensation to any Interested Trustee. No “interested persons” who serve as a Trustee of the Trust receive any compensation for their services as Trustee.

The following tables indicate the compensation received by each Trustee from the Funds covered in this SAI and from the Victory Fund Complex for the year ended December 31, 2019. As of December 31, 2019, there were 75 funds in the Victory Fund Complex for which the Trustees listed below were compensated. The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees

Trustee	Aggregate Compensation from the Funds	Total Compensation from the Victory Fund Complex
Mr. Adcock	$57,103	$312,000
Mr. Andrews	$57,103	$312,000
Ms. Beard	$57,103	$312,000
Mr. Bushe	$57,103	$312,000
Ms. Dungan*	$57,103	$312,000
Mr. Kelly	$57,103	$312,000
Mr. Meyer	$57,103	$312,000
Ms. Nelund	$57,103	$312,000
Mr. Wilson	$85,655	$468,000

*Former Trustee.

Interested Trustee

Trustee	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Brown*	None	None

*Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Deferred Compensation

Each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex in accordance with a Deferred Compensation Plan adopted by the Board (the “Plan”).  Such amounts are invested in one or more Funds in the Victory Fund Complex offered under the Plan or a money market fund, as selected by the Trustee.

As of the last completed fiscal year, the following current Trustees have elected to defer a portion of his or her compensation from the Victory Fund Complex.

Trustee	Aggregate Compensation from the Funds	Total Compensation from the Victory Fund Complex
Mr. Adcock	$8,565	$46,800
Mr. Andrews	$37,117	$202,800
Mr. Bushe	$57,103	$312,000

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Investment Adviser

Victory Capital Management Inc. (the “Adviser”), a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds. The Adviser’s principal business address is 15935 La Cantera Parkway, San Antonio, TX 78256. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Funds’ business affairs. Each of the Adviser’s multiple investment teams, referred to separately as investment franchises utilizes its own independent approach to investing.  The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions.  The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation. As of March 31, 2020 the Adviser managed assets totaling in excess of $123.7 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

The following schedule lists the advisory fees for each Fund, as an annual percentage of its average daily net assets.

Equity Funds

Fund	Advisory Fee
Victory Global Natural Resources Fund	1.00%
Victory RS Partners Fund	1.00%
Victory RS Value Fund	0.85%
Victory RS Large Cap Alpha Fund	0.50%
Victory RS Investors Fund	1.00%
Victory RS Small Cap Growth Fund	0.95%
Victory RS Select Growth Fund	1.00%
Victory RS Mid Cap Growth Fund	0.85%
Victory RS Growth Fund	0.75%
Victory RS Science and Technology Fund	1.00%
Victory RS Small Cap Equity Fund	0.75%
Victory RS International Fund	0.80%
Victory RS Global Fund	0.80%
Victory Sophus Emerging Markets Fund	1.00%
Victory Sophus Emerging Markets Small Cap Fund	1.25%

Fixed Income Funds

Fund	Advisory Fee
Victory INCORE Investment Quality Bond Fund	0.50%
Victory INCORE Low Duration Bond Fund	0.45%
Victory High Yield Fund	0.60%
Victory Tax-Exempt Fund	0.50%
Victory High Income Municipal Bond Fund	0.50%
Victory Floating Rate Fund	0.65%
Victory Strategic Income Fund	0.60%

Fee Waivers and Expense Reimbursements

Where the Adviser has contractually and/or voluntarily agreed to waive its investment advisory fees, and reimburse expenses when necessary, so that the net operating expenses of a Fund do not exceed certain limits, those limits do not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. There is no guarantee that the limits will remain in place or at the same level in the future.

The Advisory and Sub-Advisory Agreements

The Adviser serves as the Funds’ investment adviser pursuant to an advisory agreement dated as of July 29, 2016 (the “Advisory Agreement”).  Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Funds, provides that it will continue in effect as to the Funds for two years and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund (as defined under “Miscellaneous” below) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in person at a meeting called for such purpose. The Advisory Agreement is terminable as to any particular Fund at any time on 60 days’ written notice without penalty by a vote of the majority of the outstanding shares of a Fund, by vote of the Trustees, or as to all applicable Funds by the Adviser. The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

Park Avenue Institutional Advisers LLC

Park Avenue Institutional Advisers LLC (“Park Avenue”) currently serves as the sub-adviser for the Victory High Yield Fund, Victory Floating Rate Fund and Victory Strategic Income Fund (the “Park Avenue Sub-Advised Funds”). Park Avenue is a wholly-owned subsidiary of Guardian Investor Services LLC (“GIS”), which served as sub-adviser for the Predecessor Funds to the Park Avenue Sub-Advised Funds prior to May 1, 2015. Park Avenue and the Adviser have entered into a written Sub-Advisory Agreement dated as of July 29, 2016, pursuant to which Park Avenue provides sub-advisory services with respect to the Park Avenue Sub-Advised Funds, subject to the general oversight of the Adviser and the Board.

GIS, a Delaware limited liability company, and its predecessor, Guardian Investor Services Corporation, a New York corporation, served as investment sub-adviser for certain Predecessor Funds from 1968 through April 30, 2015. GIS is a subsidiary of The Guardian Life Insurance Company of America, a New York mutual insurance company (“Guardian Life”). Any employee of Guardian Life who participates in the management of a Fund is also a “supervised person” of Park Avenue and is subject to Park Avenue’s oversight. Park Avenue is located at 7 Hanover Square, New York, New York 10004. Park Avenue Securities LLC is the underwriter and the distributor of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc., a Delaware corporation (“GIAC”).

The Sub-Advisory Agreement will remain in effect with respect to each Park Avenue Sub-Advised Fund for an initial period of two years for each such Fund, unless sooner terminated, and thereafter will continue in effect from year to year so long as continuance is specifically approved at least annually by (a) either (i) a majority of the outstanding securities of the respective Park Avenue Sub-Advised Funds or (ii) the Board, and (b) a vote of the majority of the Trustees who are not parties to the Agreement or “interested persons” of the Adviser or Park Avenue, cast in person at a meeting called for the purpose of voting on such continuance.

With respect to its provision of sub-advisory services, Park Avenue shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties or obligations, be liable to a Park Avenue Sub-Advised Fund, the Trust, or to any shareholder of a Park Avenue Sub-Advised Fund for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security by the Park Avenue Sub-Advised Fund.

For its services under the Sub-Advisory Agreement, the Adviser pays Park Avenue monthly fees for each Park Avenue Sub-Advised Fund in an amount equal to 28% of all fees due from such Fund to the Adviser for such month prior to any reductions as a result of any voluntary or contractual fee waiver observed or expense reimbursement borne by the Adviser with respect to that Fund for such period; provided that the monthly fee due thereunder to Park Avenue in respect of a Fund shall be reduced in the same proportion as the fee due to the Adviser from the Fund for such period as a result of any voluntary or contractual fee waiver observed or expense reimbursement borne by the Adviser in respect of the Fund to which Park Avenue has agreed.

SailingStone Capital Partners LLC

SailingStone Capital Partners LLC (“SailingStone”) serves as the sub-adviser for the Victory Global Natural Resources Fund. SailingStone and the Adviser have entered into a written Sub-Advisory Agreement (the “SailingStone Sub-Advisory Agreement”) dated as of July 29, 2016, pursuant to which SailingStone provides sub-advisory services with respect to the Victory Global Natural Resources Fund, subject to the general oversight of the Adviser and the Board. SailingStone has provided investment advisory services since 2014. SailingStone is a Delaware limited liability company that commenced operations on January 2, 2014. The principal business address of SailingStone, SailingStone GP LP (“SailingStone GP”), and SailingStone Holdings LLC (“SailingStone Holdings”) is 125 E. Sir Francis Drake Boulevard, Suite 301, Larkspur, CA 94939. The managing member of SailingStone is SailingStone GP, a Delaware limited partnership, of which SailingStone Holdings, a Delaware limited liability company, is the general partner.

The SailingStone Sub-Advisory Agreement will continue in effect for an initial period of two years, unless sooner terminated, and thereafter will continue in effect from year to year so long as continuance is specifically approved at least annually by (a) either (i) a majority of the outstanding securities of Victory Global Natural Resources Fund or (ii) the Board, and (b) a vote of the majority of the Trustees who are not parties to the Agreement or “interested persons” of the Adviser or SailingStone, cast in person at a meeting called for the purpose of voting on such continuance.

With respect to its provision of sub-advisory services, SailingStone shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties or obligations, be liable to the Victory Global Natural Resources Fund, the Trust, or to any shareholder of the Victory Global Natural Resources Fund for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security by the Victory Global Natural Resources Fund.

For its services under the SailingStone Sub-Advisory Agreement, the Adviser pays SailingStone a monthly fee, based on the Victory Global Natural Resources Fund’s assets, as specified from time to time by the Adviser (the “Managed Assets”), at the following annual rates: 0.50% of Managed Assets up to $1 billion; and 0.40% of Managed Assets in excess of $1 billion. The SailingStone Sub-Advisory Agreement also provides that, in the event that the Adviser implements any advisory fee waiver, advisory fee reduction, or expense limitation in respect of the Victory Global Natural Resources Fund (a “Fee Modification”) for any period, the sub-advisory fee, as set forth above, shall be reduced for any such period by (i) the dollar value of such Fee Modification multiplied by (ii) the proportion that (A) the sub-advisory fee bears to (B) the advisory fee (absent such Fee Modification).

Management fees paid to the Adviser for the last three fiscal years ended December 31.

Fund	2019 Fees Paid	2018 Fees Paid	2017 Fees Paid
Victory Global Natural Resources Fund	$3,242,960	$11,145,706	$15,681,436
Victory RS Partners Fund	$4,317,967	$5,527,471	$6,802,445
Victory RS Value Fund	$3,308,138	$3,925,846	$4,467,905
Victory RS Large Cap Alpha Fund	$2,698,005	$2,934,901	$2,977,818
Victory RS Investors Fund	$412,370	$509,151	$793,722
Victory RS Small Cap Growth Fund	$19,954,137	$18,523,660	$18,391,640
Victory RS Select Growth Fund	$2,475,686	$3,935,176	$4,836,734
Victory RS Mid Cap Growth Fund	$3,983,958	$3,176,341	$3,698,597
Victory RS Growth Fund	$1,888,914	$1,967,210	$1,827,616
Victory RS Science and Technology Fund	$2,660,462	$2,341,484	$1,683,932
Victory RS Small Cap Equity Fund	$508,486	$552,798	$491,300
Victory RS International Fund	$770,705	$198,708	$195,772
Victory RS Global Fund	$440,299	$273,414	$253,848
Victory Sophus Emerging Markets Fund	$3,610,821	$2,929,181	$1,918,665
Victory Sophus Emerging Markets Small Cap Fund	$63,853	$66,683	$253,709
Victory INCORE Investment Quality Bond Fund	$164,964	$196,012	$263,605
Victory INCORE Low Duration Bond Fund	$1,322,878	$1,793,125	$2,566,691
Victory High Yield Fund	$849,361	$433,934	$426,576
Victory Tax-Exempt Fund	$338,877	$394,015	$511,320
Victory High Income Municipal Bond Fund	$226,231	$290,871	$438,313
Victory Floating Rate Fund	$3,909,540	$4,325,545	$5,255,064
Victory Strategic Income Fund	$304,848	$314,968	$367,814

For the last three fiscal years ended December 31, the Adviser paid the respective Sub-Adviser the following sub-advisory fees with respect to the following Funds:

Fund	2019 Fees Paid	2018 Fees Paid	2017 Fees Paid
Victory Global Natural Resources Fund	$1,348,112	$5,110,016	$6,514,989
Victory High Yield Fund	$187,026	$99,978	$96,824
Victory Tax-Exempt Fund	$57,907	$78,253	$108,982
Victory High Income Municipal Bond Fund	$26,268	$47,406	$83,696
Victory Floating Rate Fund	$859,063	$996,815	$1,270,163
Victory Strategic Income Fund	$54,533	$60,524	$77,700

Management Fee Waiver/Expense Reimbursement

For some of the Funds, the Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that the total annual operating expenses (excluding any acquired fund fees and expenses and certain other items such as interest, taxes, dividend and interest expenses on short sales and brokerage commissions) of a Fund (by share class) do not exceed a certain percentage for a predetermined amount of time.  In these instances, the fee and expense table in the Fund’s prospectus provides more details about this arrangement and shows the impact it will have on the Fund’s total annual fund operating expenses.  Under its contractual agreement with the Funds, the Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.  This agreement may only be terminated by the Board.  From time to time, the Adviser may also voluntarily waive its management fee and/or reimburse expenses for a Fund.  These voluntary reductions are not reflected in the fee and expense table in the Fund’s prospectus.

Portfolio Managers

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated. For each Fund, the portfolio managers listed in the following table manage all of the other investment companies, other pooled investment vehicles and other accounts shown below as a team.

The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of most recent fiscal year ended December 31:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Total
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Assets Managed (in Millions)
SailingStone
Ms. Davis	1	$151.00	1	$52.00	17	$488.00	$691.00
Mr. Settles Jr.	1	$151.00	1	$52.00	17	$488.00	$691.00
RS Value
Mr. Dann II	2	$1,523.54	0	$—	0	$—	$1,523.54
Mr. Harris	6	$3,007.32	2	$134.73	12	$76.88	$3,218.93
Mr. Mainelli	2	$1,523.54	0	$—	0	$—	$1,523.54
RS Investments - Growth
Mr. Bishop	17	$12,291.50	7	$601,90	3	$252.15	$13,145.55
Ms. Chadwick-Dunn	15	$10,903.18	7	$601,90	3	$252.15	$11,757.23
Mr. Clark	17	$12,291.50	8	$673.78	3	$252.15	$13,217.43
Mr. Leung	17	$12,291.50	7	$601,90	3	$252.15	$13,145.55
Mr. Tracy	15	$10,903.18	7	$601,90	5	$270.55	$11,775.23
RS Investments -Developed Markets
Ms. Kok	6	$3,369.47	0	$—	0	$—	$3,369,47
Mr. Mezan	6	$3,369.47	0	$—	0	$—	$3,369,47
Sophus Capital
Mr. Reynal	5	$945.38	5	$615.90	1	$964.02	$2,525.30
Mr. Ade	5	$945.38	5	$615.90	1	$964.02	$2,525.30
Ms. Freund	5	$945.38	5	$615.90	1	$964.02	$2,525.30
INCORE
Mr. Goard	5	$1,230.89	0	$—	94	$2,165.39	$3,396.28
Mr. Consul	5	$1,230.89	0	$—	94	$2,165.39	$3,396.28
Ms. Kelts	5	$1,230.89	0	$—	94	$2,165.39	$3,396.28
Park Avenue
Mr. Blaney	3	$769.66	1	$2,055.10	1	$1,639.80	$4,464.56
Mr. Booth	5	$1,125.97	1	$2,055.10	1	$1,639.80	$4,820.87
Mr. Crimmins Jr.	3	$700.45	0	$—	2	$32,390.82	$33,091.27
Mr. Gillin	3	$769.66	1	$2,055.10	1	$1,639.80	$4,464.56
Mr. Jablansky	4	$1,007.79	0	$—	1	$3,866.00	$4,873.19
Mr. Tsaparas	4	$1,007.79	0	$—	1	$3,866.00	$4,873.19
USAA Investments
Mr. Bonnell	7	$11,281.01	0	$—	0	$—	$11,281.01
Ms. Conklin	7	$11,281.01	0	$—	0	$—	$11,281.01
Mr. Hattman	7	$11,281.01	0	$—	0	$—	$11,281.01

The following table lists the number and types of Performance-Based accounts managed by each individual and assets under management in those accounts as of the last completed fiscal year.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Total
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Assets Managed (in Millions)
SailingStone
Ms. Davis	0	$—	0	$—	0	$—	$—
Mr. Settles Jr.	0	$—	0	$—	0	$—	$—
RS Value
Mr. Dann II	0	$—	0	$—	0	$—	$—
Mr. Harris	1	$620.78	0	$—	0	$—	$620.78
Mr. Mainelli	1	$620.78	0	$—	0	$—	$620.78
RS Investments - Growth
Mr. Bishop	5	$6,106.81	1	$26.99	1	$122.17	$6,255.97
Ms. Chadwick-Dunn	4	$5,011.46	1	$26.99	1	$122.17	$5,160.62
Mr. Clark	5	$6,106.81	2	$98.87	1	$122.17	$6,327.85
Mr. Leung	5	$6,106.81	1	$26.99	1	$122.17	$6,255.97
Mr. Tracy	4	$5,011.46	1	$26.99	3	$140.57	$5,179.02
RS Investments -Developed Markets
Ms. Kok	3	$3,017.82	0	$—	0	$—	$3,017.82
Mr. Mezan	3	$3,017.82	0	$—	0	$—	$3,017.82
Sophus Capital
Mr. Reynal	2	$487.65	0	$—	0	$—	$487.65
Mr. Ade	2	$487.65	0	$—	0	$—	$487.65
Ms. Freund	2	$487.65	0	$—	0	$—	$487.65
INCORE
Mr. Goard	0	$—	0	$—	0	$—	$—
Mr. Consul	0	$—	0	$—	0	$—	$—
Ms. Kelts	0	$—	0	$—	0	$—	$—
Park Avenue
Mr. Blaney	0	$—	0	$—	0	$—	$—
Mr. Booth	0	$—	0	$—	0	$—	$—
Mr. Crimmins Jr.	0	$—	0	$—	0	$—	$—
Mr. Gillin	0	$—	0	$—	0	$—	$—
Mr. Jablansky	0	$—	0	$—	0	$—	$—
Mr. Tsaparas	0	$—	0	$—	0	$—	$—
USAA Investments
Mr. Bonnell	7	$11,281.01	0	$—	0	$—	$11,281.01
Ms. Conklin	7	$11,281.01	0	$—	0	$—	$11,281.01
Mr. Hattman	7	$11,281.01	0	$—	0	$—	$11,281.01

Fund Ownership

As of the end of the last completed fiscal year, the portfolio managers of the Funds owned equity securities of the Funds in the amount indicated in the table below:

Portfolio Manager	Fund	Dollar Range of Shares Beneficially Owned as of December 31, 2019
SailingStone
MacKenzie B. Davis	Global Natural Resources Fund	None

Kenneth L. Settles Jr.	Global Natural Resources Fund	None

RS Investments - Value
Tyler Dann II	RS Large Cap Alpha Fund	$100,001 - $500,000

Robert J. Harris	RS Partners Fund RS Value Fund RS Large Cap Alpha Fund RS Investors Fund	$50,001 - $100,000 $100,001 - $500,000 $50,001 - $100,000 $10,001 - $50,000

Joseph Mainelli	RS Partners Fund RS Value Fund RS Large Cap Alpha Fund RS Investors Fund	$100,001 - $500,000 $100,001 - $500,000 $100,001 - $500,000 $100,001 - $500,000

RS Investments - Growth
Stephen J. Bishop	RS Small Cap Growth Fund RS Select Growth Fund RS Mid Cap Growth Fund RS Growth Fund RS Science and Technology Fund RS Small Cap Equity Fund	$100,001 - $500,000 $500,001 - $1,000,000 $500,001 - $1,000,000 $100,001 - $500,0 $500,001 - $1,000,000 None

Melissa Chadwick-Dunn	RS Small Cap Growth Fund RS Select Growth Fund RS Mid Cap Growth Fund RS Growth Fund RS Small Cap Equity Fund	$500,001 - $1,000,000 None $500,001 - $1,000,000 $500,001 - $1,000,000 None

Christopher W. Clark	RS Small Cap Growth Fund RS Select Growth Fund RS Mid Cap Growth Fund RS Growth Fund RS Science and Technology Fund RS Small Cap Equity Fund	$10,001 - $50,000 None $10,001 - $50,000 $10,001 - $50,000 None None

Paul Leung	RS Small Cap Growth Fund RS Select Growth Fund RS Mid Cap Growth Fund RS Growth Fund RS Science and Technology Fund RS Small Cap Equity Fund	$50,001 - $100,000 $10,001 - $50,000 $100,001-500,000 $10,001 - $50,000 $50,001 - $100,000 None

D. Scott Tracy	RS Small Cap Growth Fund RS Select Growth Fund RS Mid Cap Growth Fund RS Growth Fund RS Small Cap Equity Fund	$500,001 - $1,000,000 $100,001-500,000 $500,001 - $1,000,000 $100,001-500,000 None

RS Investments -Developed Markets
U-Wen Kok	RS Global Fund RS International Fund	$10,001 - $50,000 $100,001 - $500,000

Adam Mezan	RS Global Fund RS International Fund	$10,001 - $50,000 $10,001 - $50,000

Sophus Capital
Michael Reynal	Sophus Emerging Markets Fund Sophus Emerging Markets Small Cap Fund	$100,001 - $500,000 $50,001 - $100,000

Michael Ade	Sophus Emerging Markets Fund Sophus Emerging Markets Small Cap Fund	None None

Maria Freund	Sophus Emerging Markets Fund Sophus Emerging Markets Small Cap Fund	$100,001 - $500,000 $10,001 - $50,000

INCORE
Edward D. Goard	INCORE Investment Quality Bond Fund INCORE Low Duration Fund	None $10,001 - $50,000

Richard A. Consul	INCORE Investment Quality Bond Fund INCORE Low Duration Fund	None None

James R. Kelts	RS Investment Quality Bond Fund RS Low Duration Fund	None None

Park Avenue
John Blaney	High Yield Fund Floating Rate Fund	None None

Kevin Booth	High Yield Fund Floating Rate Fund Strategic Income Fund	None $100,001 - $500,000 None

Robert J. Crimmins Jr.	Strategic Income Fund	None

Paul Gillin	High Yield Fund Floating Rate Fund	$100,001 - $500,000 $100,001 - $500,000

Paul Jablansky	Strategic Income Fund	None

Demetrios Tsaparas	Strategic Income Fund	None

USAA Investments
John Bonnell	High Income Municipal Bond Fund Tax Exempt Fund	None None

Regina Conklin	High Income Municipal Bond Fund Tax Exempt Fund	None None

Andrew Hattman	High Income Municipal Bond Fund Tax Exempt Fund	None None

Portfolio Manager Compensation

The Adviser

The Adviser has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Adviser’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high-quality investment professionals, and (3) contribute to the Adviser’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of the Adviser’s investment franchises may earn incentive compensation based on a percentage of the Adviser’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Park Avenue

The compensation paid to portfolio managers is comprised of both base salary and incentive compensation.  The base salary is generally a fixed amount based on the individual’s experience and expertise and is reviewed annually.  The purpose of the incentive compensation plan is to provide portfolio managers with incentive awards that are tied directly to the performance of the mutual funds and portfolios for which they are responsible.  The incentive component can be a significant portion of their total compensation.  For the mutual funds, the incentive compensation rewards favorable performance of the mutual funds relative to peers and positive excess return versus appropriate benchmark indices.

The mutual fund performance criteria are generally tied to both a peer component and index component.  The peer component is based on a Fund’s performance relative to the appropriate peer group in the universe of mutual funds as determined by Lipper, Inc., an independent mutual fund rating and ranking organization.  The index component is based on whether the Fund’s performance exceeds the performance of its public benchmark index.  The incentive compensation calculation for a given portfolio manager is based on weightings that generally reflect that portfolio manager’s roles and responsibilities with respect to management of the mutual funds and other portfolios with similar asset class strategies.  In determining the actual incentive compensation awarded to an individual portfolio manager, senior management may increase or decrease the award at its discretion based on the manager’s contribution to performance and other factors.

SailingStone

The total compensation package paid by SailingStone to portfolio managers encourages all professionals to contribute toward the long-term success of SailingStone. All members of the investment team at SailingStone are partners, and all partners will have the same base salary.

In addition to base salary, portfolio managers will have the opportunity to earn into a bonus pool, can earn further equity, and are provided with a competitive benefits package. The annual bonus pool will be determined by the overall success of the business and will be calculated as a percentage of revenues. Individual awards will be determined based on accuracy of forecasts of company specific NAV, breadth of coverage across respective commodity segments, relative returns of individual positions versus industry peers in periods of negative performance, absolute returns of the portfolio, and total profits and losses for the business. Equity grants are earned over a long, multi-year time frame and reflect long-term value creation for the overall franchise.

Conflicts of Interest

The Adviser

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.

Park Avenue

Portfolio managers for the Park Avenue Sub-Advised Funds typically manage other portfolios with investment objectives and strategies that are similar to those of the Park Avenue Sub-Advised Funds; however, specific security selection typically differs among portfolios based on investment objectives and duration requirements. In general, the other portfolios are managed using the same investment tools and resources that are used in connection with the management of the Park Avenue Sub-Advised Funds. Accordingly, portfolio managers often make investment decisions and place trades for other accounts, such as the Guardian Assets, that are similar to those made for the Park Avenue Sub-Advised Fund due to the similarities in their investment objectives and strategies. On the other hand, portfolio managers may purchase or sell securities for one portfolio and not another, as appropriate, or may place transactions on behalf of the Guardian Assets that are directly or indirectly contrary to investment decisions made on behalf of a Park Avenue Sub-Advised Fund. These decisions can be driven by differences in investment objectives or in the duration of benchmarks used for the Guardian Assets and the Park Avenue Sub-Advised Funds. Depending on market conditions, any of these actions could have a positive or adverse impact on a Park Avenue Sub-Advised Fund.

Because the Park Avenue Sub-Advised Funds’ portfolio managers manage assets for other accounts, the potential exists that a portfolio manager could have an incentive to devote an unequal amount of time and attention to the management of a Park Avenue Sub-Advised Fund as compared to the time and attention the manager spends on other accounts. Park Avenue could also be perceived as having a conflict of interest if Park Avenue or any of its affiliates has an investment in an account that is materially larger than its investment in a Park Avenue Sub-Advised Fund. To address these and other potential conflicts of interest, Park Avenue has adopted trade allocation policies and procedures, which provide for fair treatment including procedures for allocation of initial public offerings, and has monitoring procedures for compliance with each Park Avenue Sub-Advised Fund’s investment policies and with the Code of Ethics of the Funds and Park Avenue. In addition, Park Avenue periodically reviews each portfolio manager’s overall responsibilities to evaluate whether the manager has adequate resources to effectively manage multiple portfolios in a manner that treats all clients fairly.

SailingStone

Portfolio managers for the Victory Global Natural Resources Fund may manage multiple portfolios for multiple clients. These accounts may include other mutual funds and accounts managed for other institutions and individuals. Whenever a portfolio manager manages other accounts, potential conflicts in the allocation of time spent managing any one account and of investment opportunities between the Victory Global Natural Resources Fund and such other accounts. For example, SailingStone, on behalf of its clients, may sell a security that a client of SailingStone continues to hold, or may buy a security that SailingStone has sold for a client.

SailingStone is not obligated to acquire for any account any security that SailingStone and its related persons may acquire for their own accounts or for the account of any other client. In addition, SailingStone may give advice and take action with respect to any of its clients that differs from or conflicts with advice given, or the timing or nature of action taken, with respect to any other client. For example, SailingStone may take actions for one client that differ from the actions it takes for another client because of differences in the clients’ objectives, interests, and timeframe for investment. As a result, SailingStone may, in its discretion, cause one account that it manages to hold a security after SailingStone has caused another similarly managed account to sell the same security; or SailingStone may, in its discretion, cause one account that it manages to buy a security before SailingStone causes another similarly managed account to buy the same security. In either case, the difference in the time of sale or purchase may result in less favorable investment performance for one of the accounts. Actions taken by SailingStone for one client may disadvantage another client.

SailingStone seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Victory Global Natural Resources Fund and other accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts. SailingStone and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair in the specific case or over time to all of their clients. SailingStone may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is SailingStone’s policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts.

Compliance Services

Effective July 1, 2017, the Trust entered into an Agreement to Provide Compliance Services (“Compliance Agreement”) with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under 1940 Act. The funds in the Victory Fund complex, in the aggregate, compensate the Adviser for these services.  For the three most recent fiscal years ended December 31, the Funds paid the Adviser the following fees under the terms of the Compliance Agreement.

Fund	2019 Fees Paid	2018 Fees Paid	2017* Fees Paid
Victory Global Natural Resources Fund	$2,968	$8,761	$4,809
Victory RS Partners Fund	$3,488	$4,220	$2,120
Victory RS Value Fund	$3,117	$3,524	$1,692
Victory RS Large Cap Alpha Fund	$4,285	$4,461	$1,917
Victory RS Investors Fund	$329	$394	$252
Victory RS Small Cap Growth Fund	$16,546	$14,549	$6,455
Victory RS Select Growth Fund	$2,038	$3,028	$1,524
Victory RS Mid Cap Growth Fund	$3,647	$2,849	$1,394
Victory RS Growth Fund	$1,996	$1,980	$805
Victory RS Science and Technology Fund	$2,088	$1,736	$572
Victory RS Small Cap Equity Fund	$540	$557	$217
Victory RS International Fund	$646	$185	$81
Victory RS Global Fund	$421	$255	$127
Victory Sophus Emerging Markets Fund	$2,807	$2,165	$665
Victory Sophus Emerging Markets Small Cap Fund	$40	$39	$77
Victory INCORE Investment Quality Bond Fund	$264	$305	$321
Victory INCORE Low Duration Bond Fund	$2,380	$3,099	$1,758
Victory High Yield Fund	$1,062	$536	$228
Victory Tax-Exempt Fund	$540	$606	$315
Victory High Income Municipal Bond Fund	$363	$454	$277
Victory Floating Rate Fund	$4,848	$5,029	$2,501
Victory Strategic Income Fund	$404	$402	$196

*July 1, 2017 - December 31, 2017

Administrator and Fund Accountant

Victory Capital serves as the administrator and fund accountant to the Trust pursuant to an agreement dated July 1, 2006, as amended (the “Administration and Fund Accounting Agreement”).  Citi Fund Services Ohio, Inc. (“Citi”) serves as sub-administrator and sub-fund accountant to the Trust pursuant to an agreement with Victory Capital dated October 1, 2015, as amended (the “Sub-Administration and Sub-Fund Accounting Agreement”). As administrator, Victory Capital supervises the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator and sub-fund accountant, but excluding those that Victory Capital supervises as investment adviser, subject to the supervision of the Board. Under the Administration and Fund Accounting Agreement, for the administration and fund accounting services that Victory Capital renders to the Funds, the Trust, Victory Portfolios II (“VP II”) and Victory Variable Insurance Funds (“VVIF”)

pay Victory Capital an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust, VP II and VVIF: 0.08% of the first $15 billion in aggregate Trust, VP II and VVIF net assets, plus 0.05% of aggregate Trust, VP II and VVIF net assets in excess of $15 billion to $30 billion, plus 0.04% of aggregate Trust, VP II and VVIF net assets in excess of $30 billion. Victory Capital may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the Fund’s net income available for distribution to shareholders.  In addition, the Trust, VP II and VVIF reimburse Victory Capital for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration and Fund Accounting Agreement, including costs associated with implementing new reports required by the new RIC Modernization rules adopted by the SEC under the 1940 Act.

Except as otherwise provided in the Administration and Fund Accounting Agreement, Victory Capital pays all expenses that it incurs in performing its services and duties as administrator.  Unless sooner terminated, the Administration and Fund Accounting Agreement continues in effect for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Independent Trustees.  The Administration and Fund Accounting Agreement provides that Victory Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Administration and Fund Accounting Agreement, Victory Capital, among other things, coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.

Victory Capital also performs fund accounting services for each Fund, excluding those services that Citi performs as sub-fund accountant. The fund accountant calculates each Fund’s NAV, its dividend and capital gain distribution, if any, and its yield. The fund accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds. The fees that Citi receives for sub-administration and sub-fund accounting services are described in the SAI section entitled “Sub-Administrator and Sub-Fund Accountant.”

The following table reflects fees that each Fund paid to Victory Capital under the Administration and Fund Accounting Agreement for the last three fiscal years ended December 31:

Fund	2019 Fees Paid	2018 Fees Paid	2017 Fees Paid
Victory Global Natural Resources Fund	$201,270	$664,433	$939,590
Victory RS Partners Fund	$264,271	$331,935	$407,548
Victory RS Value Fund	$237,987	$271,101	$314,862
Victory RS Large Cap Alpha Fund	$329,707	$352,279	$356,805
Victory RS Investors Fund	$25,213	$30,492	$47,596
Victory RS Small Cap Growth Fund	$1,282,035	$1,172,517	$1,159,638
Victory RS Select Growth Fund	$151,660	$236,115	$289,794
Victory RS Mid Cap Growth Fund	$285,533	$224,490	$260,936
Victory RS Growth Fund	$153,912	$157,771	$146,137
Victory RS Science and Technology Fund	$162,368	$141,438	$100,741
Victory RS Small Cap Equity Fund	$41,431	$44,786	$39,193
Victory RS International Fund	$57,617	$15,475	$14,651
Victory RS Global Fund	$33,407	$20,711	$18,997
Victory Sophus Emerging Markets Fund	$220,457	$175,623	$114,908
Victory Sophus Emerging Markets Small Cap Fund	$3,120	$3,554	$12,203
Victory INCORE Investment Quality Bond Fund	$20,178	$23,995	$31,595
Victory INCORE Low Duration Bond Fund	$180,036	$238,568	$341,875
Victory High Yield Fund	$85,984	$44,057	$42,586
Victory Tax-Exempt Fund	$41,448	$47,197	$61,497
Victory High Income Municipal Bond Fund	$27,678	$35,081	$52,634
Victory Floating Rate Fund	$368,035	$399,970	$484,589
Victory Strategic Income Fund	$31,046	$32,031	$36,713

Sub-Administrator and Sub-Fund Accountant

Citi serves as sub-administrator and sub-fund accountant to the Funds pursuant to the Sub-Administration and Sub-Fund Accounting Agreement. Citi assists in supervising all operations of the Funds (other than those performed by Victory Capital either as investment adviser or administrator), subject to the supervision of the Board.

Under the Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Trust, VP II mutual funds, VVIF and USAA Mutual Funds Trust (the “Victory Mutual Funds”), Victory Capital pays Citi an annual fee, computed daily and paid monthly, at the following annual rates: 0.0110% of the first $50 billion of aggregate net assets of the Victory Mutual Funds; plus 0.01% of the aggregate net assets of the Victory Mutual Funds in excess of $50 billion to $100 billion; plus 0.0085% of the aggregate net assets of the Victory Mutual Funds in excess of $100 billion to $125 billion; plus 0.0065% of the aggregate net assets of the Victory Mutual Funds in excess of $125 billion. Victory Capital also pays Citi a per Fund annual fee for Citi’s services in connection with the preparation and filing of Form N-PORT and liquidity risk management services and certain other charges as agreed from time to time. Citi may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of the Funds available for distribution to shareholders. In addition, the Victory Mutual Funds reimburse Citi for all of their reasonable out-of-pocket expenses incurred as a result of providing the services under the Sub-Administration and Sub-Fund Accounting Agreement.

Unless sooner terminated, the Sub-Administration and Sub-Fund Accounting Agreement continues in effect as to each Fund for a period of three years and for consecutive one-year terms thereafter.  The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.

Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and make disbursements; calculates capital gain and distribution information; registers the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-CEN and N-PORT; coordinates dividend payments; calculates the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; assists with liquidity risk management services; and assists in the annual audit of the Funds, among other services.

Transfer Agent

FIS Investor Services LLC (“FIS”), 4249 Easton Way, Suite 400, Columbus, Ohio 43219, serves as transfer agent and dividend disbursing agent for the Funds. Under its agreement with the Funds, FIS has agreed to (1) issue and redeem shares of the Funds; (2) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Funds’ operations.

Custodian

General. Citibank, N.A., (the “Custodian” or “Citibank”), 388 Greenwich St., New York, New York 10013, serves as the custodian of the assets of each Fund pursuant to the Global Custodial Services Agreement dated August 5, 2008, as amended (the “Custody Agreement”). The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Custodian may, with the approval of a Fund and at its own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that it shall remain liable for the performance of all of its duties under the Custody Agreement.

Foreign Custody.  Rule 17f-5 under the 1940 Act, which governs the custody of investment company assets outside the United States, allows a mutual fund’s board of directors to delegate to a “Foreign Custody Manager” the selection and monitoring of foreign sub-custodian arrangements for the Trust’s assets.  Accordingly, the Board delegated these responsibilities to the Custodian pursuant to the Custody Agreement.  As Foreign Custody Manager, the Custodian must

(a) determine that the assets of the Funds held by a foreign sub-custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market; (b) determine that the Trust’s foreign custody arrangements are governed by written contracts in compliance with Rule 17f-5 (or, in the case of a compulsory depository, by such a contract and/or established practices or procedures); and (c) monitor the appropriateness of these arrangements and any material change in the relevant contract, practices or procedures.  In determining appropriateness, the Custodian will not evaluate a particular country’s investment risks, such as (a) the use of compulsory depositories, (b) such country’s financial infrastructure, (c) such country’s prevailing custody and settlement practices, (d) nationalization, expropriation or other governmental actions, (e) regulation of the banking or securities industry, (f) currency controls, restrictions, devaluations or fluctuations, and (g) market conditions that affect the orderly execution of securities transactions or affect the value of securities. The Custodian will provide to the Board quarterly written reports regarding the Trust’s foreign custody arrangements.

Line of Credit. Effective July 1, 2019, each Fund participates, along with other funds of the Victory Portfolios, Victory Portfolios II, Victory Variable Insurance Funds and USAA Mutual Funds Trust, in a short-term, demand note line of credit agreement with Citibank, N.A. (“Citibank”). Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of the committed amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Securities Lending

The Trust has entered into a Master Securities Lending Agreement (“MSLA”) with Citibank whereby Citibank serves as the Funds’ lending agent and facilitates the Funds’ lending program. Under the terms of the MSLA, each Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The Funds earn interest or dividends on the securities loaned and may also earn a return from the collateral.

The Funds pay various fees in connection with the investment of cash collateral. The Funds pay Citibank fees based on the investment income received from securities lending activities.  In its role as securities lending agent, Citibank (1) arranges and administers the loan of securities when establishing a loan and the return of securities upon termination of a loan, (2) collects from borrowers cash, securities or other instruments to serve as collateral for the loans, (3) monitors the value of securities on loan and the value of the corresponding collateral, (4) communicates to each borrower the minimum amount of collateral required for each loan and collects additional collateral as required on a daily basis to maintain such minimum, (5) collects or arranges for the collection of any interest, dividends or other distributions related to loaned securities, and (6) performs other necessary services related to the establishment and maintenance of the Funds’ securities lending program.

The following reflects the dollar amounts of income and fees/compensation related to the Funds’ securities lending activities during the Funds’ fiscal year ended December 31, 2019:

Fund	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Rebate (Paid to borrower)	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
Victory Global Natural Resources Fund	$432,120	$7,064	$380,985	$388,049	$44,071
Victory RS Partners Fund	$707,394	$6,576	$658,928	$665,504	$41,890
Victory RS Value Fund	$555,653	$4,744	$520,144	$524,888	$30,765
Victory RS Large Cap Alpha Fund	$218,522	$1,607	$206,089	$207,696	$10,826
Victory RS Investors Fund	$34,898	$261	$32,981	$33,242	$1,656
Victory RS Small Cap Growth Fund	$6,811,833	$68,534	$6,269,798	$6,338,332	$473,501
Victory RS Select Growth Fund	$623,984	$5,012	$586,892	$591,904	$32,080
Victory RS Mid Cap Growth Fund	$971,288	$7,216	$915,580	$922,796	$48,492
Victory RS Growth Fund	$427,147	$12,059	$343,801	$355,860	$71,287
Victory RS Science and Technology Fund	$1,132,305	$45,056	$777,083	$822,139	$310,166
Victory RS Small Cap Equity Fund	$244,589	$2,513	$224,773	$227,286	$17,303
Victory RS International Fund	$23,380	$1,011	$15,787	$16,798	$6,582
Victory RS Global Fund	$16,069	$619	$11,648	$12,267	$3,802
Victory Sophus Emerging Markets Fund	$243,665	$14,898	$121,899	$136,797	$106,868
Victory Sophus Emerging Markets Small Cap Fund	$1,796	$170	$392	$562	$1,234
Victory INCORE Investment Quality Bond Fund	$10,159	$52	$9,736	$9,788	$371
Victory INCORE Low Duration Bond Fund	$32,159	$259	$30,210	$30,469	$1,690
Victory High Yield Fund	$452,686	$10,435	$373,500	$383,935	$68,751
Victory Tax-Exempt Fund	—	—	—	—	—
Victory High Income Municipal Bond Fund	—	—	—	—	—
Victory Floating Rate Fund	—	—	—	—	—
Victory Strategic Income Fund	$72,350	$614	$67,760	$68,374	$3,976

Distributor

Victory Capital Advisers, Inc. (the “Distributor”), located at 4900 Tiedeman Road, 4th Floor, Brooklyn OH 44144, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust dated August 1, 2013, as amended (the “Distribution Agreement”).  Effective on or about June 30, 2020, the Distributor’s name will change to Victory Capital Services, Inc. The Distributor is an affiliate of the Adviser.  Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

The following table reflects the total underwriting commissions and the amount of those commissions retained by the Distributor (or predecessor distributor) in connection with the sale of shares of each Fund for the last fiscal years ending December 31:

	2019		2018		2017
	Total Commissions	Underwriting Commissions Retained	Total Commissions	Underwriting Commissions Retained	Total Commissions	Underwriting Commissions Retained
Victory Global Natural Resources Fund	$12,055	$1,657	$23,004	$2,863	$36,825	$4,724
Victory RS Partners Fund	$10,815	$1,439	$6,297	$796	$11,783	$1,552
Victory RS Value Fund	$18,311	$2,506	$16,749	$2,063	$11,626	$1,503
Victory RS Large Cap Alpha Fund	$64,370	$8,464	$84,851	$10,946	$94,295	$12,102
Victory RS Investors Fund	$6,294	$773	$10,674	$1,288	$9,796	$1,235
Victory RS Small Cap Growth Fund	$78,611	$10,575	$247,861	$32,360	$53,114	$6,833
Victory RS Select Growth Fund	$22,620	$3,034	$28,231	$3,840	$50,441	$6,835
Victory RS Mid Cap Growth Fund	$11,840	$1,574	$17,283	$2,295	$16,390	$2,129
Victory RS Growth Fund	$19,342	$2,551	$34,248	$4,692	$26,419	$3,749
Victory RS Science and Technology Fund	$88,079	$11,395	$142,653	$18,518	$36,650	$4,742
Victory RS Small Cap Equity Fund	$7,386	$981	$10,531	$1,448	$20,042	$2,726
Victory RS International Fund	$12,351	$1,574	$7,798	$1,032	$9,535	$1,240
Victory RS Global Fund	$39,162	$5,777	$15,766	$1,978	$9,790	$1,274
Victory Sophus Emerging Markets Fund	$16,582	$2,199	$127,209	$16,990	$61,000	$8,159
Victory Sophus Emerging Markets Small Cap Fund	$1,939	$264	$1,156	$149	$588	$68
Victory INCORE Investment Quality Bond Fund	$2,212	$622	$3,309	$935	$3,864	$1,038
Victory INCORE Low Duration Bond Fund	$3,147	$886	$7,420	$2,294	$24,195	$8,299
Victory High Yield Fund	$17,636	$5,436	$7,243	$2,136	$4,025	$1,122
Victory Tax-Exempt Fund	$1,868	$575	$2,039	$598	$2,643	$766
Victory High Income Municipal Bond Fund	$1,817	$472	$3,670	$1,099	$2,392	$723
Victory Floating Rate Fund	$32,723	$10,578	$70,710	$24,040	$76,519	$24,267
Victory Strategic Income Fund	$890	$359	$269	$77	$706	$192

RULE 12b-1 DISTRIBUTION AND SERVICE PLANS

The Trust has adopted distribution and service plans in accordance with Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) on behalf of Class A, Class C and Class R shares of various Funds. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under the Rule.

Class A Rule 12b-1 Plan. Under the Trust’s Class A Rule 12b-1 Plan, Class A shares of each Fund pay the Distributor a distribution and service fee of up to 0.25%. Under the Class A Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s Prospectus, SAI and reports to prospective Class A investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to Class A shares of the Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class A shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the contingent deferred sales charges (“CDSCs”) received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class A shares, including, without limitation, payments to salespersons and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesperson and selling dealers, which fee shall begin to accrue immediately after the sale of such Class A shares.

The Class A Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class A shares of the Funds. In addition, the Class A Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds’ Class A shares, or to third parties, including banks, that render shareholder support services to holders of Class A shares, or to third parties, including banks, that render shareholder support services.

Class C Rule 12b-1 Plan. Under the Trust’s Class C Rule 12b-1 Plan, Class C shares of each of applicable Fund pay the Distributor a distribution and service fee of 1.00%. The Distributor may use fees received under the Class C Rule 12b-1 Plan to pay for activities primarily intended to result in the sale of Class C shares, including but not limited to: (i) costs of printing and distributing a Fund’s Prospectus, SAI and reports to prospective investors in Class C shares of the Fund; (ii) costs involved in preparing, printing and distributing sales literature pertaining to a Class C shares of a Fund; and (iii) payments to salespersons and selling dealers at the time of the sale of Class C shares, if applicable, and continuing fees to each such salesperson and selling dealers, which fees shall begin to accrue immediately after the sale of such Class C shares. Fees may also be used to pay persons, including but not limited to the Funds’ transfer agent, any sub-transfer agents, or any administrators, for providing services to the Funds and their Class C shareholders, including but not limited to: (i) maintaining shareholder accounts; (ii) answering routine inquiries regarding a Fund; (iii) processing shareholder transactions; and (iv) providing any other shareholder services not otherwise provided by a Fund’s transfer agent. In addition, the Distributor may use the Rule 12b-1 fees paid under the Class C Rule 12b-1 Plan for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as office space and equipment and telephone facilities, and for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the CDSC received by the Distributor. Of the 1.00% permitted under the Class C Rule 12b-1 Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class C shares.

Class R Rule 12b-1 Plan. Under the Trust’s Class R Rule 12b-1 Plan, Class R shares of each applicable Fund pay the Distributor a distribution and service fee of up to 0.50%. Under the Class R Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s prospectus, SAI and reports to prospective investors in Class R shares of the Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to Class R shares of the Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class R shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class R shares, including, without limitation, payments to salespersons and selling dealers at the time of the sale of Class R shares, if applicable, and continuing fees to each such salespersons and selling dealers, which fee shall begin to accrue immediately after the sale of such Class R shares.

The Class R Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class R shares of these Funds. In addition, the Class R Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds’ Class R shares, or to third parties, including banks, that render shareholder support services to holders of Class R shares. To the extent that a Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class R shares of the Funds, additional sales of these shares may result.

Rule 12b-1 Plans. The amount of the Rule 12b-1 fees payable by any share class of a Fund under these Rule 12b-1 Plans is considered compensation and is not related directly to expenses incurred by the Distributor.  None of the Rule 12b-1 Plans obligate a Fund to reimburse the Distributor for such expenses. The fees set forth under any Rule 12b-1 Plan will be paid by the respective share class of a Fund to the Distributor unless and until such Plan is terminated or not renewed with respect to the relevant share class of a Fund; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.

Each of the Rule 12b-1 Plans has been approved by the Board, including the Independent Trustees, at a meeting called for that purpose.  As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plans prior to their approval and determined that there was a reasonable likelihood that the Plans would benefit the Funds and shareholders of the applicable class.  Additionally, certain support services covered under a Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder’s broker.

The following table reflects the aggregate payment of Rule 12b-1 fees to the Distributor pursuant to the Plans for the fiscal year ended December 31, 2019. All such payments consisted of compensation to broker-dealers.

Fund	Class A	Class C	Class R
Victory Global Natural Resources Fund	$119,902	$46,085	$3,617
Victory RS Partners Fund	$478,214	$—	$7,159
Victory RS Value Fund	$505,106	$69,178	$5,245
Victory RS Large Cap Alpha Fund	$1,234,921	$178,214	$34,548
Victory RS Investors Fund	$42,829	$74,735	$4,401
Victory RS Small Cap Growth Fund	$1,613,232	$172,393	$43,378
Victory RS Select Growth Fund	$256,474	$314,267	$3,780
Victory RS Mid Cap Growth Fund	$218,578	$209,235	$5,265
Victory RS Growth Fund	$541,321	$46,951	$2,437
Victory RS Science and Technology Fund	$449,683	$136,564	$3,750
Victory RS Small Cap Equity Fund	$152,494	$6,139	$13,427
Victory RS International Fund	$46,383	$12,079	$11,111
Victory RS Global Fund	$25,849	$26,974	$10,214
Victory Sophus Emerging Markets Fund	$149,334	$77,691	$65,879
Victory Sophus Emerging Markets Small Cap Fund	$764	$1,382	$—
Victory INCORE Investment Quality Bond Fund	$58,036	$32,465	$16,431
Victory INCORE Low Duration Bond Fund	$188,944	$492,962	$6,670
Victory High Yield Fund	$74,752	$203,554	$92,334
Victory Tax-Exempt Fund	$79,357	$146,319	$—
Victory High Income Municipal Bond Fund	$45,026	$161,004	$—
Victory Floating Rate Fund	$338,902	$1,812,283	$2,823
Victory Strategic Income Fund	$83,516	$96,489	$14,073

The following table reflects the aggregate payment of Rule 12b-1 fees to the Distributor pursuant to the Plans for the fiscal year ended December 31, 2018. All such payments consisted of compensation to broker-dealers.

Fund	Class A	Class C	Class R
Victory Global Natural Resources Fund	$476,649	$150,916	$10,551
Victory RS Partners Fund	$579,851	$—	$9,873
Victory RS Value Fund	$556,987	$138,086	$7,307
Victory RS Large Cap Alpha Fund	$1,308,577	$251,750	$46,414
Victory RS Investors Fund	$47,425	$96,228	$6,322
Victory RS Small Cap Growth Fund	$1,566,643	$158,024	$46,514
Victory RS Select Growth Fund	$356,454	$490,407	$4,990
Victory RS Mid Cap Growth Fund	$247,221	$224,652	$8,071
Victory RS Growth Fund	$559,336	$64,811	$4,311
Victory RS Science and Technology Fund	$413,866	$127,604	$8,743
Victory RS Small Cap Equity Fund	$168,265	$4,826	$17,995
Victory RS International Fund	$43,293	$8,702	$11,853
Victory RS Global Fund	$9,613	$24,214	$9,080
Victory Sophus Emerging Markets Fund	$183,006	$140,748	$83,686
Victory Sophus Emerging Markets Small Cap Fund	$1,467	$1,197	$—
Victory INCORE Investment Quality Bond Fund	$68,411	$44,596	$18,662
Victory INCORE Low Duration Bond Fund	$289,470	$711,926	$8,543
Victory High Yield Fund	$56,327	$212,652	$94,785
Victory Tax-Exempt Fund	$82,108	$223,298	$—
Victory High Income Municipal Bond Fund	$50,588	$220,062	$—
Victory Floating Rate Fund	$355,656	$2,413,934	$3,576
Victory Strategic Income Fund	$83,144	$111,886	$14,066

The following table reflects the aggregate payment of Rule 12b-1 fees to the Distributor pursuant to the Plans for the fiscal year ended December 31, 2017.

Fund	Class A	Class C	Class R
Victory Global Natural Resources Fund	$881,777	$251,003	$14,604
Victory RS Partners Fund	$727,239	$-	$13,193
Victory RS Value Fund	$627,635	$187,653	$8,371
Victory RS Large Cap Alpha Fund	$1,306,838	$291,332	$52,921
Victory RS Investors Fund	$56,007	$126,641	$6,656
Victory RS Small Cap Growth Fund	$1,297,079	$132,321	$31,905
Victory RS Select Growth Fund	$389,226	$578,417	$7,222
Victory RS Mid Cap Growth Fund	$506,459	$240,038	$7,853
Victory RS Growth Fund	$518,296	$77,083	$4,893
Victory RS Science and Technology Fund	$319,660	$113,927	$8,068
Victory RS Small Cap Equity Fund	$147,197	$4,683	$16,378
Victory RS International Fund	$43,920	$11,975	$12,121
Victory RS Global Fund	$14,063	$17,380	$10,562
Victory Sophus Emerging Markets Fund	$178,527	$140,809	$88,480
Victory Sophus Emerging Markets Small Cap Fund	$7,051	$449	$-
Victory INCORE Investment Quality Bond Fund	$89,065	$76,294	$21,264
Victory INCORE Low Duration Bond Fund	$439,626	$970,783	$11,926
Victory High Yield Fund	$59,307	$224,338	$95,497
Victory Tax-Exempt Fund	$109,562	$292,873	$-
Victory High Income Municipal Bond Fund	$73,823	$267,951	$-
Victory Floating Rate Fund	$448,351	$3,047,733	$5,839
Victory Strategic Income Fund	$89,377	$116,979	$14,735

CODE OF ETHICS

Each of the Trust, the Adviser, Park Avenue, SailingStone and the Distributor has adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Adviser’s Code of Ethics applies to all of the Adviser’s directors and officers and employees with investment advisory duties (“Access Personnel”) and all of the Adviser’s directors, officers and employees (“Supervised Personnel”). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by a Fund. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

PROXY VOTING POLICIES AND PROCEDURES

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities held by the Funds (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds’ proxy voting records and the Proxy Voting Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Funds’ proxies in the best interests of the Funds and their shareholders, subject to oversight by the Board.

The Board has authorized Victory Capital to delegate proxy voting authority with respect to a sub-advised Fund to that Fund’s sub-adviser. Pursuant to such delegations, each of Park Avenue and SailingStone is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as sub-adviser, in accordance with the proxy voting policies and procedures of each such sub-adviser.

Summaries of the proxy voting policies and procedures for each of the Adviser, Park Avenue and SailingStone are included in Appendix B.

The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX the Funds’ proxy voting record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free 800-539-FUND (800-539-3863) or by accessing the SEC’s website at www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Victory Capital

Subject to the general supervision of the Board, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. The Adviser is also responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage. Under the terms of the Advisory Agreement, the Adviser may delegate these responsibilities to a sub-adviser.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally been fixed for trades on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets for such securities, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission (the underwriter’s concession) or discount.

Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis. These trades generally are not charged a commission, but rather are marked up or marked down by the executing broker-dealer. The Adviser does not know the actual value of the markup/markdown. However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids.

Subject to its obligation to seek best execution, the Adviser may use brokerage commissions generated from client transactions to obtain services and/or research from broker-dealers to assist in the Adviser’s investment management decision-making process. These services and research are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement. In addition, brokerage commissions may never be used to obtain research and/or services for the sole benefit of any employee or non-client entity.

It is the policy of the Adviser to seek the “best execution” of its clients’ securities transactions. The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances. Commission rates paid on securities transactions for client accounts must reflect comparative market rates.

The Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital, ownership and responsiveness. The lowest possible commission cost alone does not determine broker selection. The transaction that represents the best quality execution for a client account will be executed. Commission ranges and the actual commission paid for trades of listed stocks and over-the-counter stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Adviser by the broker.

The Adviser will make a good faith determination that the commissions paid are reasonable in relationship to the value of the services received. The continuous review of stock commissions is the responsibility of the Adviser’s Head of Capital Markets and client trading, brokerage and soft-dollar oversight is performed by the Trade Oversight Committee. Quarterly, the Adviser’s research analysts and portfolio managers will participate in a broker vote. The Adviser’s Equity Trading Desk will utilize the vote results during the broker selection process. Some brokers executing trades for the Adviser’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks. Since the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.

Investment decisions for each Fund are made independently from those made for the other Funds or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Funds. The Adviser may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.) The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated. Both equity and fixed-income securities may be aggregated. When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:

•                  Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.

•                  Allocation of all orders in a timely and efficient manner.

In some rare cases, “bunching” or “blocking” trades may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.

The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible. However, no proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser’s policies and procedures including its Code of Ethics.

Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk. Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks. Orders are processed on a “first-come, first-served” basis. At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously. The Adviser will utilize a rotation whereby the Funds, even if aggregated with other orders, are in the first block(s) to trade within the rotation. To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit. Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block. The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades. All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day. Execution prices may not be carried overnight. Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order. Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.

If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry. If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement. Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g., non-pro rata) only if all client accounts receive fair and equitable treatment.

In some instances, such as trading in fixed income securities, it may not be practical to complete the Allocation Statement prior to the placement of the order. In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.

Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible. The following execution methods may be used in place of a pro rata procedure: relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.

In making investment decisions for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds. Portfolio securities will not be purchased from or sold to the Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

SailingStone

It is SailingStone’s policy that, when the amount of securities of a particular issuer available to SailingStone’s client accounts in an initial public offering is insufficient to meet the requirements of each account that will purchase securities in the initial public offering, SailingStone generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also SailingStone’s policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in SailingStone’s reasonable judgment, such aggregation is reasonably likely to result generally in reduced market impact and/or lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be affected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, with the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts or if the client paid the actual (as opposed to average) transaction price for its purchase/sale. The Victory Global Natural Resources Fund may have lower investment returns than other accounts managed by SailingStone with substantially similar investment objectives and strategies.

If an order is only partially filled, it is allocated among the participating accounts pro rata based upon each SailingStone client account’s portion of the original order amount. Orders that result in small allocations can under certain circumstances cause a SailingStone client’s account to incur additional trade ticket charges from its custodian bank if it receives multiple partial allocations. In seeking best execution, SailingStone does not consider fees that may be assessed by a SailingStone client’s custodian.

SailingStone has adopted policies and procedures for allocating transactions and opportunities pursuant to which SailingStone generally allocates investments pro rata based on net assets of each account. However, there may be variances in the allocation to a particular account in order to achieve the desired target weight in that account, consistent with the account’s investment objectives and guidelines, or in cases where a full pro rata allocation would result in certain clients receiving a de minimis amount. In addition, given that the allocation of securities among accounts involves some element of judgment, at times it may be appropriate or necessary to deviate from the pro rata allocation procedures. An investment team member may generate orders that will cause SailingStone’s order management system to allocate on a basis that is not fully pro rata based on the following factors:

•                  Client’s liquidity requirements and reserves;

•                  Client’s diversification requirements;

•                  Amount of capital available for investment by client as well as client’s projected future capacity for investment;

•                  Composition of client’s portfolio;

•                  Client’s risk considerations;

•                  Client’s cash flow considerations;

•                  Asset class restrictions imposed by client;

•                  Client-specific industry and other allocation targets;

•                  Client’s minimum and maximum investment size requirements;

•                  Client’s tax considerations;

•                  Legal, contractual, or regulatory constraints specific to a client; and

•                  Any other relevant limitations imposed by or conditions set forth in the applicable offering and organizational documents of a client.

SailingStone allocates limited opportunity investments pro rata based on net assets of each eligible SailingStone client account (determined based on the client’s investment guidelines.) SailingStone’s Trade Compliance Officer reviews limited opportunity allocations for consistency with SailingStone’s limited opportunity allocation procedures. In addition, SailingStone’s Risk Committee periodically reviews the performance of accounts within a strategy for dispersion of performance between accounts with and without performance fees.

* * * * *

The following table shows the dollar amount of brokerage commissions paid by each Fund during the last three fiscal years ended December 31, all of which were paid to entities that are not affiliated with the Funds, the Adviser or the Distributor.

Fund	2019	2018	2017
Victory Global Natural Resources Fund	$826,591	$1,779,631	$3,618,126
Victory RS Partners Fund	$590,419	$907,243	$772,227
Victory RS Value Fund	$437,932	$584,911	$632,063
Victory RS Large Cap Alpha Fund	$340,230	$471,380	$515,756
Victory RS Investors Fund	$59,984	$59,848	$130,786
Victory RS Small Cap Growth Fund	$2,483,745	$2,284,049	$2,790,106
Victory RS Select Growth Fund	$208,887	$386,211	$562,351
Victory RS Mid Cap Growth Fund	$284,482	$377,122	$480,995
Victory RS Growth Fund	$131,764	$188,711	$179,291
Victory RS Science and Technology Fund	$367,817	$451,638	$466,178
Victory RS Small Cap Equity Fund	$79,579	$85,143	$81,342
Victory RS International Fund	$222,535	$37,924	$48,650
Victory RS Global Fund	$53,177	$50,333	$84,055
Victory Sophus Emerging Markets Fund	$1,265,608	$1,570,698	$904,473
Victory Sophus Emerging Markets Small Cap Fund	$18,685	$39,576	$139,524
Victory INCORE Investment Quality Bond Fund	$5,560	$4,505	$919
Victory INCORE Low Duration Bond Fund	$33,732	$23,688	$11,656
Victory High Yield Fund	$40	$1,873	$9,162
Victory Tax-Exempt Fund	$—	$—	$—
Victory High Income Municipal Bond Fund	$—	$—	$—
Victory Floating Rate Fund	$—	$3,500	$—
Victory Strategic Income Fund	$5,684	$7,416	$6,299

Affiliated Brokerage. The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates. From time to time, when determined by the Adviser or Sub-Adviser to be advantageous to the Funds, the Adviser or Sub-Adviser may execute portfolio transactions through affiliated broker-dealers. All such transactions must be consistent with best execution and completed in accordance with procedures approved by the Board.

For the last three fiscal years ended December 31, the Funds paid no commissions to affiliated broker-dealers.

Allocation of Brokerage in Connection with Research Services. During the most recent fiscal year ended December 31, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the brokerage transactions of certain Funds to certain brokers because of research services provided.  The following table indicates the Funds that entered into these transactions, the amount of these transactions and related commissions paid during this entire period.  These amounts represent transactions effected with, and related commissions paid to, brokers that provide third party research services.  They do not include transactions and commissions involving brokers that provide proprietary research.

Fund	Brokerage Commissions Paid	Total Dollar Amount of Such Transactions
Victory RS Partners Fund	$550,885	$565,182,199
Victory RS Value Fund	$421,167	$472,322,047
Victory RS Large Cap Alpha Fund	$335,871	$579,328,958
Victory RS Investors Fund	$57,713	$54,124,884
Victory RS Small Cap Growth Fund	$2,315,468	$3,548,037,850
Victory RS Select Growth Fund	$191,634	$381,956,810
Victory RS Mid Cap Growth Fund	$260,837	$716,055,936
Victory RS Growth Fund	$124,526	$429,923,142
Victory RS Science and Technology Fund	$344,462	$388,065,808
Victory RS Small Cap Equity Fund	$75,086	$114,527,158
Victory RS International Fund	$178,139	$177,259,499
Victory RS Global Fund	$42,399	$57,511,900
Victory Sophus Emerging Markets Fund	$1,018,762	$537,771,732
Victory Sophus Emerging Markets Small Cap Fund	$13,420	$6,865,950
INCORE Investment Quality Bond Fund	$1,278	$8,354,421

Securities of Regular Brokers or Dealers. The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parent companies) during the most recent fiscal year.  The following table identifies, for each applicable Fund, those brokers or dealers, the type of security held and the value of the Fund’s aggregate holdings of the securities of each such issuer as of the most recent fiscal year ended December 31:

Fund	Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value
Victory RS Global Fund	JPMorgan Chase & Co.	Equity	$2,216,460
Victory RS Large Cap Alpha Fund	JPMorgan Chase & Co.	Equity	$14,349,836
Victory RS International Fund	UBS Group AG	Equity	$3,149,466
RS Large Cap Alpha Fund	Citigroup, Inc.	Equity	$17,538,251
RS Investors Fund	Citigroup, Inc.	Equity	$918,735
RS Global Fund	Bank of America Corp.	Equity	$1,678,022
RS International Fund	HSBC Holdings PLC	Equity	$3,582,454
RS Global Fund	HSBC Holdings PLC	Equity	$427,368
INCORE Investment Quality Bond Fund	Bank of America Corp.	Debt	$631,021
INCORE Investment Quality Bond Fund	Citigroup, Inc.	Debt	$447,003
INCORE Investment Quality Bond Fund	Credit Suisse	Debt	$72,803
INCORE Investment Quality Bond Fund	JPMorgan Chase & Co.	Debt	$358,279
INCORE Investment Quality Bond Fund	Morgan Stanley	Debt	$680,434
INCORE Investment Quality Bond Fund	The Goldman Sachs Group, Inc.	Debt	$115,388
INCORE Low Duration Bond Fund	Bank of America Corp.	Debt	$3,887,707
INCORE Low Duration Bond Fund	Citigroup, Inc.	Debt	$445,204
INCORE Low Duration Bond Fund	Credit Suisse	Debt	$1,322,983
INCORE Low Duration Bond Fund	JPMorgan Mortgage Trust	Debt	$9,519,750
INCORE Low Duration Bond Fund	Morgan Stanley	Debt	$1,076,830
Strategic Income Fund	Bank of America Corp.	Debt	$79,947
Strategic Income Fund	Citigroup, Inc.	Debt	$1,330,218
Strategic Income Fund	Credit Suisse	Debt	$801,405
Strategic Income Fund	Jefferies	Debt	$551,714
Strategic Income Fund	JPMorgan Mortgage Trust	Debt	$35,312
Strategic Income Fund	Morgan Stanley	Debt	$770,917

Portfolio Turnover

Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. The Funds’ portfolio turnover rates stated in the Prospectuses are calculated by dividing the lesser of each Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities.  The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.  Portfolio turnover is calculated on the basis of a Fund as a whole without distinguishing between the classes of shares issued.

The turnover rate for a Fund will vary from year-to-year, and, depending on market conditions, could be greater in periods of unusual market movement and volatility. Transaction costs associated with turnover are borne directly by the Fund and, ultimately, by its shareholders. A high rate of portfolio turnover (generally, over 100% annually) will generally involve correspondingly greater transaction costs. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.

The following table shows the portfolio turnover rates for each Fund for the two most recent fiscal years ended December 31:

Fund	2019	2018
Victory Global Natural Resources Fund	24%	26%
Victory RS Partners Fund	57%	62%
Victory RS Value Fund	54%	65%
Victory RS Large Cap Alpha Fund	51%	59%
Victory RS Investors Fund	64%	56%
Victory RS Small Cap Growth Fund	100%	86%
Victory RS Select Growth Fund	74%	79%
Victory RS Mid Cap Growth Fund	86%	126%
Victory RS Growth Fund	95%	87%
Victory RS Science and Technology Fund	88%	83%
Victory RS Small Cap Equity Fund	89%	77%
Victory RS International Fund	20%	52%
Victory RS Global Fund	46%	58%
Victory Sophus Emerging Markets Fund	96%	118%
Victory Sophus Emerging Markets Small Cap Fund	112%	200%
Victory INCORE Investment Quality Bond Fund	92%	115%
Victory INCORE Low Duration Bond Fund	50%	45%
Victory High Yield Fund	87%	87%
Victory Tax-Exempt Fund	64%	42%
Victory High Income Municipal Bond Fund	49%	48%
Victory Floating Rate Fund	35%	48%
Victory Strategic Income Fund	106%	115%

DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends separately for each class of shares, from their net investment income. Each Equity Fund declares and pays capital gains dividends annually. The Fixed Income Funds declare and pay dividends monthly.

The amount of a class’s distributions may vary from time to time depending on market conditions, the composition of a Fund’s portfolio and expenses borne by a Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

TAXES

Information set forth in each Funds’ Prospectus that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of a Fund. The following is only a summary of certain additional income and excise tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

Each Victory Fund (for purposes of this section, a “Fund”) intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of long-term capital gains over short-term capital losses) that it distributes to shareholders, provided that it distributes at least the sum of 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

Under the United States Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a regulated  investment company, a Fund must meet certain diversification requirements (among other requirements) as determined at the close of each quarter of each taxable year. For instance, no more than 25% of a Fund’s assets can be invested, including through corporations in which the fund owns 20% or more voting stock interest, in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies, of two or more issuers which the regulated investment company controls and which are engaged in the same, similar, or related trades or businesses, or of one or more publicly traded partnerships. In addition, at least 50% of the market value of the Fund’s assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains), the amount thereof may be carried forward and treated as a short-term capital loss that can be used to offset capital gains in future years. There is no limitation on the number of years to which net capital losses may be carried. As explained below, however, such carryforwards may be subject to limitations on availability. Under Code Sections 382 and 383, if a Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the IRS) in effect for the month in which the ownership change occurs. The Funds will use their best efforts to avoid having an ownership change with respect to any Fund that has capital loss carryforwards. However, because of circumstances that may be beyond the control or knowledge of a Fund, there can be no assurance that such a Fund will not have, or has not already had, an ownership change. If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.

The following table summarizes the capital loss carryforwards, as of December 31, 2019.

Fund	Short- Term Amount	Long-Term Amount
Victory Global Natural Resources Fund	$11,399,572	$1,653,590,949
Victory Sophus Emerging Markets Fund	$16,782,597	$1,221,783
Victory Sophus Emerging Markets Small Cap Fund	$54,327	$—
Victory RS Mid Cap Growth Fund	$2,653,428	$—
Victory INCORE Investment Quality Bond Fund	$—	$580,846
Victory INCORE Low Duration Bond Fund	$12,232,919	$19,706,466
Victory High Yield Fund	$1,231,844	$5,939,780
Victory Floating Rate Fund	$26,576,093	$144,595,846
Victory Strategic Income Fund	$—	$902,515

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.” However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund’s net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of: (x) prior inclusions of ordinary income items from the conversion transaction and (y) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts. However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position. No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds’ shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Income from options on individual securities written by the Fund will not be recognized by the Fund for tax purposes until an option is exercised or lapses. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.

A regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect (unless it has made a taxable year election for excise tax purposes as discussed below, in which case different rules apply) to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

In addition to satisfying the Income and Distribution Requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA and SLMA, are treated as U.S. government securities.

Certain Funds may invest in futures contracts, options on futures contracts, ETFs and other similar investment vehicles that provide exposure to commodities such as gold or other precious metals, energy or other commodities. Income or gain, if any, from such investments may not be qualifying income for purposes of the Income Requirements and a Fund’s investments in such instruments may not be treated as an investment in a “security” for purposes of the asset diversification test.

If for any taxable year a Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for: (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of non-corporate shareholders. In addition, to qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to shareholders its earnings and profits attributable to non-qualifying years. Further, if the Fund failed to qualify for a period greater than two taxable years, then, in order to qualify as a regulated investment company in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)). (Tax-exempt interest on municipal obligations is not subject to the excise tax.) The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and, if it so elects, the amount on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced).

For purposes of calculating the excise tax, a regulated investment company: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, (2) excludes specified gains and losses, including foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC (as defined below) mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such specified gains and losses in determining the company’s ordinary taxable income for the succeeding calendar year); and (3) applies mark to market provisions which treat property as disposed of on the last day of a taxable year as if the taxable year ended on October 31 (or on the last day of its taxable year if it has made a taxable year election). In addition, a regulated investment company may elect to determine its ordinary income for the calendar year without regard to any net ordinary loss (determined without respect to specified gains and losses taken into account in clause (2) of the preceding sentence) attributable to the portion of such calendar year which is after the beginning of the taxable year which begins in such calendar year. Any amount of net ordinary loss not taken into account for a calendar year by reason of the preceding sentence will be treated as arising on the first day of the following calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.” Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 Contracts.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year, all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year and any termination payments that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations). A termination payment is recognized in the year the notional principal contract is extinguished, assigned, or terminated (i.e., in the year the termination payment is made).

A Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. In order to make this election with respect to a PFIC in which it invests, a Fund must obtain certain information from the PFIC on an annual basis, which the PFIC may be unwilling or unable to provide. Second, a Fund that invests in marketable stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund’s adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Solely for purposes of Code Sections 1291 through 1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The Fund may invest a portion of its net assets in below investment grade securities. Investments in these types of securities may present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and Interest and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Fund’s ability to distribute sufficient income to preserve its status as a regulated investment company or to avoid the imposition of U.S. federal income or excise tax.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be reported by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code

Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a Fund from a foreign corporation may be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 50% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 50% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option (or an in-the-money qualified call option) to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 50% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

If a Fund receives a dividend (other than a capital gain dividend) in respect of any share of REIT stock with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend, then Fund dividends attributable to that REIT dividend income (as reduced by certain fund expenses) may be reported by the Fund as eligible for the 20% deduction for “qualified REIT dividends” generally available to noncorporate shareholders under the Code.  In order to qualify for this deduction, noncorporate shareholders must hold their Fund shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which such Fund shares become ex-dividend with respect to such dividend.

Noncorporate taxpayers generally are eligible for a deduction of up to 20% of “qualified publicly traded partnership income.” A Fund will not be able to claim such a deduction in respect of income allocated to by any MLPs or other publicly traded partnerships in which it invests, and absent any additional guidance, the law does not allow noncorporate shareholders to be able to claim a deduction in respect of Fund dividends attributable to any such income.

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and reported as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon a Fund’s disposition of domestic qualified “small business” stock will be subject to tax (with certain limitations).

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the corporate tax rates. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% nondeductible excise tax) during such taxable year. In such case, a shareholder will be treated as having received such dividends in the taxable year in which the distributions were actually made. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation). Amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a shareholder’s U.S. federal income tax liability provided the required information is furnished to the IRS.

Sale or Redemption of Shares

For all the Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund (including an exchange of shares of a Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares (unless the loss is with respect to shares of a Fund for which the holding period began after December 22, 2010, and the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly) and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires, during the period beginning on the date of the disposition referred to in clause (2) and ending on January 31 of the calendar year following the calendar year that includes the date of such disposition, shares of the Fund or another Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Tax Shelter and Other Reporting Requirements

If a shareholder realizes a loss on the disposition of shares of a Fund of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and capital gains retained by a Fund.

U.S. withholding tax generally would not apply to amounts designated by a Fund as an “interest-related dividend” or a “short-term capital gain dividend.” The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss. There can be no assurance as to whether the provision providing these exemptions will be extended. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions would qualify for favorable treatment as qualified net interest income or qualified short-term capital gains if the provision is extended. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

Under the “Foreign Account Tax Compliance Act” and existing guidance thereunder, commonly known as “FATCA,” a 30% withholding tax on dividends paid by the Fund generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution” as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If withholding is required under FATCA on a payment related to any Fund distribution, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction.  An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify the foregoing requirements. The Funds will not pay any additional amounts in respect of amounts withheld under FATCA.  Each investor should consult its tax adviser regarding the effect of FATCA based on its individual circumstances.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Cost Basis Reporting

A Fund is generally required by law to report to shareholders and the IRS on Form 1099-B “cost basis” information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. Upon a disposition of such shares, a Fund will be required to report the adjusted cost basis, the gross proceeds from the disposition, and the character of realized gains or losses attributable to such shares. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividend reinvestments, returns of capital, and other corporate actions. “Cost basis” is used to determine whether a sale or other disposition of the shares results in a gain or loss.

The Fund will permit shareholders to elect among several IRS-accepted cost basis methods to determine the cost basis in their shares. If a shareholder does not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the average cost method, will be applied to their account. Non-Covered shares (those shares purchased before January 1, 2012 and those shares that do not have complete cost basis information, regardless of purchase date) will be used first for any redemptions made after January 1, 2012, regardless of your cost basis method of election unless you have chosen the specific identification method and have designated covered shares (those purchased after January 1, 2012) at the time of your redemption. The cost basis method elected or applied may not be changed after the settlement date of a sale of shares.

If a shareholder holds shares through a broker, the shareholder should contact that broker with respect to the reporting of cost basis information.

Shareholders are urged to consult their tax advisers regarding specific questions with respect to the application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.

The Tax Cuts and Jobs Act of 2017

The Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”) made significant changes to the U.S. federal income tax rules for the taxation of individuals and corporations. Most of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026.  There are minor changes to the rules directly applying to the taxation of regulated investment companies such as the Funds.  Moreover, the 2017 Tax Act makes numerous other changes to the tax rules that do not affect regulated investment companies directly but may affect shareholders and may indirectly affect the Funds.  Prospective investors should consult their tax advisers regarding the implications of the 2017 Tax Act on their investment in the Funds.

Effect of Future Legislation, Foreign, State and Local Tax Considerations

The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other foreign, state and local tax rules affecting an investment in a Fund.

ADDITIONAL INFORMATION

Description of Shares

The Trust is a Delaware statutory trust. The Trust’s Second Amended and Restated Trust Instrument, dated as of February 26, 2019 (“Trust Instrument”), authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $0.001 per share.  The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

The Trust is currently authorized to offer Class A, C, I, R, R6 and Y shares of the Funds. A Fund may not offer all such share classes.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectuses and this SAI, the Trust’s shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of each Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution.

Each share class of a Fund represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads; (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Fund shareholders are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote (“share-based voting”). Alternatively (except where the 1940 Act requires share-based voting), the Trustees in their discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders of all series and classes will vote together as a single class on all matters except (1) when required by the 1940 Act or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders of record meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders or record for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares, whichever is less) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

The Trust Instrument permits the Trustees to take certain actions without obtaining shareholder approval, if the Trustees determine that doing so would be in the best interests of shareholders. These actions include: (a) reorganizing a Fund with another investment company or another series of the Trust; (b) liquidating a Fund; (c) restructuring a Fund into a “master/feeder” structure, in which a Fund (the “feeder”) would invest all of its assets in a separate “master” fund; and (d) amending the Trust Instrument, unless shareholder consent is required by law.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares, as defined under the 1940 Act, of the series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of the Fund and any other series in the matter are identical, or that the matter does not affect any interest of other series of the Trust. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of the Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Disclosure of Portfolio Holdings

The Board has adopted policies with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Public Disclosure

The Funds disclose their complete portfolio holdings in its annual and semiannual reports to shareholders, which are sent to shareholders no later than 60 days after the relevant fiscal period (December 31st and June 30th, respectively) and are available on the Funds’ website, VictoryFunds.com. The Funds file their complete portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT (available for filings after March 31, 2019). Prior to that date, the Funds filed their complete portfolio holdings as of the end of their first and third fiscal quarters (March 31st and September 30th, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

In addition, the Funds disclose their complete portfolio holdings as of the quarter-end on the Funds’ website no earlier than the 15th day following the end of the calendar quarter. The Funds may also publish other information on the Funds’ website relating to its portfolio holdings (e.g., top ten holdings) on a monthly basis no earlier than the 10th day following the end of the month.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund. In none of these arrangements does a Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser and Fund Accountant	Victory Capital Management Inc.	Daily.

Distributor	Victory Capital Advisers, Inc.	Daily.

Custodian	Citibank, N.A.	Daily.

Sub-Fund Accountant	Citi Fund Services Ohio, Inc.	Daily.

Financial Data Service	FactSet Research Systems, Inc.	Daily.

Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Annual Reporting Period: within 15 business days of end of reporting period.

Printer for Financial Reports	Toppan Merrill LLC	Up to 30 days before distribution to shareholders.

Legal Counsel, for EDGAR filings on Forms N-CSR and Form N-Q	Sidley Austin LLP	Up to 30 days before filing with the SEC.

Ratings Agency	Lipper	Quarterly, no sooner than 15 calendar days after the end of the previous quarter.

Ratings Agency	Morningstar	Quarterly, no sooner than 15 calendar days after the end of the previous quarter.

Financial Data Service	Bloomberg L.P.	Quarterly, no sooner than 15 calendar days after the end of the previous quarter.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to a Fund.

There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

Principal Holders of Fund Shares

As of April 6, 2020, the following shareholders owned 5% or more of a particular share class of the indicated Funds.  Each shareholder that beneficially owns more than 25% of the voting securities of a Fund may be deemed a control person of that class of the Fund’s outstanding shares and, thereby, may influence the outcome of matters on which shareholders are entitled to vote.  Since the economic benefit of investing in a Fund is passed through to the underlying investors of the record owners of 25% or more of the Fund shares, these record owners are not considered the beneficial owners of the Fund’s shares or control persons of the Fund.

The names and addresses of the record holders and the percentage of the outstanding shares held by such holders are set forth in the following table:

Fund - Class	Name and Address of Owner	Percentage Owned of Record
Victory Global Natural Resources Fund Class A	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	27.04%
	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	14.4%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	6.46%
Victory Global Natural Resources Fund Class C	Wells Fargo Clearing Services, LLC Mailcode: MO3970 1 North Jefferson Avenue St. Louis, MO 63103	24.42%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	11.63%
	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd.	11.63%

	Jersey City, NJ 07310
	Merrill Lynch, Pierce, Fenner & Smith FBO Joahd, Inc. Money Purchase Plan 4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	9.98%
	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	7.97%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ	6.78%
	UBS Financial Services Inc. C/O, Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	6.45%
	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	6.40%
Victory Global Natural Resources Fund Class R	Principal Securities, Inc. PO Box 14597 Des Moines IA 50306	36.63%
	Matrix Trust Company Lincoln Investment Planning Inc 4 717 17th Street, Suite 1300 Denver, CO 80202	31.51%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	13.90%
	Ascensus Trust Company FBO A to Z Media 401k Plan PO Box 10758 Fargo, ND 58106-7580	9.60%
	Principal Securities, Inc. PO Box 14597 Des Moines IA 50306	5.34%
Victory Global Natural Resources Fund Class Y	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	36.05%
	Wells Fargo Clearing Services, LLC Mailcode: MO3970 1 North Jefferson Avenue St. Louis, MO 63103	14.87%
	National Financial Services LLC Newport Office Center III 5th Floor 99 Washington Blvd. Jersey City, NJ 07310	12.98%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	8.47%
	The President & Trustees of Colby College 4760 Mayflower Hill Waterville, ME 04901	5.52%

Victory RS Partners Fund Class A	National Financial Services LLC Newport Office Center III 5th Floor 99 Washington Blvd. Jersey City, NJ 07310	21.61%
	UMB Bank NA FBO Fiduciary Various Retirement Programs 1 SW Security Benefit Pl Topeka, KS 66636-1000	16.34%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.92%
Victory RS Partners Fund Class R	Matrix Trust Company, Cust. FBO Outstaffing, Inc. 717 17th Street, Suite 1300 Denver, CO 80202	73.04%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	12.29%
	Ascensus Trust Company Launch Logistix, Inc. 401k Plan 22 P.O. Box 10758 Fargo, ND 58106	5.64%
Victory RS Partners Fund Class Y	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	42.12%
	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577	40.93%
Victory RS Value Fund Class A	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.32%
	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	13.90%
	State Street Bank and Trust as Trustee And/Or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02110	9.65%
	UMB Bank NA FBO Fiduciary Various Retirement Programs 1 SW Security Benefit Pl Topeka, KS 66636-1000	5.30%
Victory RS Value Fund Class C	Wells Fargo Clearing Services, LLC Mailcode: MO3970 1 North Jefferson Avenue St. Louis, MO 63103	21.78%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	14.76%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	11.05%
	Morgan Stanley Smith Barney LLC	8.59%

	2000 Westchester Avenue LD Purchase, NY 10577
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.73%
	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	5.60%
	Ameriprise Financial Services, Inc. 5221 Ameriprise Financial Center Minneapolis, MN 55474	5.23%
Victory RS Value Fund Class R	Matrix Trust Company, Cust. FBO Outstaffing, Inc. 717 17th Street, Suite 1300 Denver, CO 80202	51.57%
	Ascensus Trust Company FBO Logistix, Inc. 401k Plan 22 PO Box 10758 Fargo, ND 58106-7580	24.01%
	FIIOC, Fuze Retirement Plan 100 Magellan Way KWIC Covington, KY 41015-1987	12.66%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	5.87%
Victory RS Value Fund Class Y	Morgan Stanley Smith Barney LLC 2000 Westchester Ave. LD Purchase NY 10577-2530	27.98%
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	18.56%
	RBC Capital Markets LLC 60 South Sixth Street P08 Minneapolis, MN 55402-4400	13.37%
	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	9.03%
	Wells Fargo Clearing Services, LLC Mailcode: MO3970 1 North Jefferson Avenue St. Louis, MO 63103	8.11%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.49%
Victory RS Large Cap Alpha Fund Class A	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	9.51%
	Guardian Insurance and Annuity Co. Guardian Variable Acct 1 6255 Sterners Way	5.65%

	Bethlehem, PA 18017-9464
Victory RS Large Cap Alpha Fund Class C	Ameriprise Financial Services, Inc. 5221 Ameriprise Financial Center Minneapolis, MN 55474	56.07%
	Merrill Lynch, Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	6.87%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	5.31%
Victory RS Large Cap Alpha Fund Class R	State Street Bank and Trust as Trustee And/Or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	43.73%
	Matrix Trust Company, Cust. FBO Outstaffing, Inc. 717 17th Street, Suite 1300 Denver, CO 80202	39.20%
Victory RS Large Cap Alpha Fund Class Y	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	17.35%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.02%
	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	10.05%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	9.90%
	Wells Fargo Clearing Services, LLC Mailcode: MO3970 1 North Jefferson Avenue St. Louis, MO 63103	9.59%
	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	8.79%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	6.44%
	RBC Capital Markets LLC 60 South Sixth Street P08 Minneapolis, MN 55402-4400	5.99%
	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	5.96%
	Ameriprise Financial Services, Inc. 5221 Ameriprise Financial Center Minneapolis, MN 55474	5.35%
Victory RS Investors Fund Class A	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	12.67%

	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	10.71%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.39%
Victory RS Investors Fund Class C	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	15.00%
	Merrill Lynch, Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	13.51%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	11.92%
	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	11.65%
	Wells Fargo Clearing Services, LLC Mailcode: MO3970 1 North Jefferson Avenue St. Louis, MO 63103	8.92%
	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	6.56%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.00%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	5.50%
	Ameriprise Financial Services, Inc. 5221 Ameriprise Financial Center Minneapolis, MN 55474	5.41%
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086	5.31%
Victory RS Investors Fund Class R	Ascensus Trust Company Launch Logistix, Inc. 401k Plan 22 PO Box 10758 Fargo, ND 58106	30.45%
	Matrix Trust Company, Cust. FBO Outstaffing, Inc. 717 17th Street, Suite 1300 Denver, CO 80202	30.29%
	FIIOC, FBO FUZE Retirement Plan Inter Inc. Profit Sharing Plan 100 Magellan Way KWIC Covington, KY 41015-1987	26.65%
	Mid Atlantic Trust Company FBO IOS Acquisitions 401k Profit Sharing Plan 1251 Waterfront Pl Ste 525	9.06%

	Pittsburgh PA 15222-4228
Victory RS Investors Fund Class Y	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	22.06%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	12.55%
	Reliance Trust Company Mass Mutual DMF P.O. Box 28004 Atlanta, GA 30358-0004	12.33%
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	9.43%
	Ameriprise Financial Services, Inc. 5221 Ameriprise Financial Center Minneapolis, MN 55474	8.02%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, Mailcode: MO3970 St. Louis, MO 63103	7.60%
	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	6.43%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.19%
Victory RS Small Cap Growth Fund Class A	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	27.41%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.95%
Victory RS Small Cap Growth Fund Class C	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	20.21%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, Mailcode: MO3970 St. Louis, MO 63103	14.34%
	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	13.56%
	Merrill Lynch, Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	12.17%
	National Financial Services LLC Newport Office Center III 5th Floor	10.08%

	499 Washington Blvd. Jersey City, NJ 07310
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.59%
	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	6.64%
Victory RS Small Cap Growth Fund Class R	State Street Bank and Trust Company FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	33.22%
	FIIOC, FBO Sampson’s Prosthetic Laboratory Inc. 401k Plan 100 Magellan Way KWIC Covington, KY 41015-1987	29.36%
	Principal Securities, Inc. C/O Pen Trade Ops PO Box 14597 Des Moines IA 50306-0000	19.41%
	Matrix Trust Company Cust FBO Sequoia Construction LLC 717 17th Street, Suite 1300 Denver, CO 80202	13.20%
Victory RS Small Cap Growth Fund Class R6	SEI Private Trust Company C/O GWP US Advisors 1 Freedom Valley Drive Oaks PA 19456	32.18%
	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	18.96%
	U.S Bank, FBO VU Gary B. Bokinsky 1555 N River Center Dr STE 302 Milwaukee WI 53212-3958	13.85%
	Great-West Trust Company LLC Republic National 401k Plan 8515 E Orchard Rd Greenwood Village CO 80111	5.35%
Victory RS Small Cap Growth Fund Class Y	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	25.02%
	Wells Fargo Clearing Services, LLC Mailcode: MO3970 1 North Jefferson Avenue St. Louis, MO 63103	17.33%
	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	10.82%
	Merrill Lynch, Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	8.31%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.90%
Victory RS Select Growth Fund	Charles Schwab & Co., Inc.	29.52%

Class A	211 Main Street San Francisco, CA 94105
	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	14.48%
	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	5.90%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	5.54%
Victory RS Select Growth Fund Class C	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	15.80%
	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	15.64%
	Wells Fargo Clearing Services, LLC Mailcode: MO3970 1 North Jefferson Avenue St. Louis, MO 63103	12.97%
	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	10.02%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.85%
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	7.17%
	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	6.83%
	Merrill Lynch, Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	6.51%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	6.14%
Victory RS Select Growth Fund Class R	Merrill Lynch, Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	49.45%
	Matrix Trust Company Cust FBO Sequoia Construction LLC 717 17th Street, Suite 1300 Denver, CO 80202	25.89%
	PAI Trust Company, Inc. Pinnacle Peak Lending 401k PS Plan 1300 Enterprise Drive De Pere, WI 54115-0000	11.00%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	7.14%

Victory RS Select Growth Fund Class R6	State Street Bank and Trust Company FBO ADP Access Product 1 Lincoln Street Boston, MA 02111-2901	27.73%
	Associated Trust Company FBO Nash Spindler 401k – R McCracken P.O. Box 22037 Green Bay, WI 54305	27.63%
	Matrix Trust Company as Trustee FBO Victory Capital Management, Inc. 401k P.O. Box 52129 Phoenix, AZ 85072	24.28%
	Great-West Trust Co. LLC FBO Recordkeeping C/O Mutual Fund Trading 8525 E Orchard Road Greenwood Village, CO 80111	16.58%
Victory RS Select Growth Fund Class Y	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	18.31%
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	13.88%
	Wells Fargo Clearing Services, LLC Mailcode: MO3970 1 North Jefferson Avenue St. Louis, MO 63103	13.82%
	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	8.74%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.17%
	Merrill Lynch, Pierce, Fenner & Smith C/O Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	8.14%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	6.72%
Victory RS Mid Cap Growth Fund Class A	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	23.51%
	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	13.49%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	5.71%
Victory RS Mid Cap Growth Fund Class C	Wells Fargo Clearing Services, LLC Mailcode: MO3970 1 North Jefferson Avenue St. Louis, MO 63103	23.39%
	Merrill Lynch, Pierce, Fenner & Smith C/O Compensation Team	20.42%

	4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484
	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	14.12%
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	12.35%
	RBC Capital Markets LLC 60 South Sixth Street P08 Minneapolis, MN 55402-4400	8.56%
	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA	6.57%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.14%
Victory RS Mid Cap Growth Fund Class R	Matrix Trust Company Cust FBO Sequoia Construction LLC 717 17th Street, Suite 1300 Denver, CO 80202	70.61%
	FIIOC, FBO Sampson’s Prosthetic Laboratory Inc. 401k Plan 100 Magellan Way KWIC Covington, KY 41015-1987	14.91%
	PAI Trust Company, Inc. Pinnacle Peak Lending 401k PS Plan 1300 Enterprise Drive De Pere, WI 54115-0000	11.66%
Victory RS Mid Cap Growth Fund Class R6	SEI Private Trust Company C/O GWP US Advisors 1 Freedom Valley Drive Oaks PA 19456	63.02%
	Great-West Trust Co. LLC FBO Recordkeeping C/O Mutual Fund Trading 8525 E Orchard Road Greenwood Village, CO	13.38%
	Matrix Trust Company Cust FBO Sequoia Construction LLC 717 17th Street, Suite 1300 Denver, CO 80202	11.00%
	Comerica Bank FBO Dingle PO Box 75000 Mail Code 3446 Detroit, MI 48275	7.83%
Victory RS Mid Cap Growth Fund Class Y	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	75.11%
Victory RS Growth Fund Class A	Charles Schwab & Co., Inc. 211 Main Street	16.51%

	San Francisco, CA 94105
	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	11.29%
Victory RS Growth Fund Class C	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	21.04%
	Merrill Lynch, Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	16.98%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, Mailcode: MO3970 St. Louis, MO 63103	13.75%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	11.28%
	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	8.28%
	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577	5.52%
Victory RS Growth Fund Class R	Matrix Trust Company Cust FBO Sequoia Construction LLC 717 17th Street, Suite 1300 Denver, CO 80202	85.38%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	13.42%
Victory RS Growth Fund Class Y	Matrix Trust Company Cust FBO Sequoia Construction LLC 717 17th Street, Suite 1300 Denver, CO 80202	14.04%
	Renee R. Hodges 4010 Dover Rd. Durham, NC 27707-5401	12.52%
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	11.20%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.87%
	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	8.50%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, Mailcode: MO3970 St. Louis, MO 63103	7.31%

	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	7.09%
	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	5.89%
Victory RS Science and Technology Fund Class A	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.43%
	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	12.86%
	UMB Bank, NA SFR FBO Fiduciary Deferred Tax Accounts 1 SW Security Benefit Pl Topeka, KS 66636-1000	12.26%
Victory RS Science and Technology Fund Class C	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	21.62%
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	17.77%
	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	15.53%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, Mailcode: MO3970 St. Louis, MO 63103	11.55%
	Ameriprise Financial Services, Inc. 5221 Ameriprise Financial Center Minneapolis, MN 55474	10.26%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	8.83%
	Merrill Lynch, Pierce, Fenner & Smith C/O Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	8.41%
Victory RS Science and Technology Fund Class R	Matrix Trust Company Cust FBO Sequoia Construction LLC 717 17th Street, Suite 1300 Denver, CO 80202	81.38%
	Ascensus Trust Company FBO Advantage Consulting Services Ltd 4 P.O. Box 10577 Fargo, ND 58106-7580	15.96%
Victory RS Science and Technology Fund Class Y	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	30.74%
	Nationwide Investment Services Corp. C/O IPO Portfolio Accounting	9.06%

	P.O. Box 182029 Columbus, OH 43218-2029
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.61%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, Mailcode: MO3970 St. Louis, MO 63103	7.50%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	6.84%
	Ameriprise Financial Services, Inc. 5221 Ameriprise Financial Center Minneapolis, MN 55474	6.49%
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	5.59%
	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	5.50%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	5.42%
Victory RS Small Cap Equity Fund Class A	Ameritas Life Insurance Company 5900 O Street Lincoln NE 68510	13.42%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	11.86%
Victory RS Small Cap Equity Fund Class C	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	40.45%
	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	23.77%
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	12.65%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	8.18%
	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	5.73%
Victory RS Small Cap Equity Fund Class R	Matrix Trust Company Cust FBO Sequoia Construction LLC 717 17th Street, Suite 1300 Denver, CO 80202	94.98%
	Matrix Trust Company Cust	5.02%

	FBO Sequoia Construction LLC 717 17th Street, Suite 1300 Denver, CO 80202
Victory RS Small Cap Equity Fund Class Y	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	46.59%
	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	17.79%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	11.74%
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	10.40%
Victory RS International Fund Class A	Ameritas Life Insurance Company 5900 O Street Lincoln NE 68510	12.91%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	12.05%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.79%
	State Street Bank and Trust as Trustee FBO ADP Access Product 1 Lincoln Street Boston, MA 02110	5.70%
Victory RS International Fund Class C	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	40.01%
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	26.60%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	9.78%
	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	6.37%
Victory RS International Fund Class R	Matrix Trust Company Cust FBO Lincoln Investment Planning Inc. 4 717 17th Street, Suite 1300 Denver, CO 80202	85.58%
	Matrix Trust Company as Agent for Newport Trust Company Merritt’s Boat Engine 401k Plan 35 Iron Point Circle, Suite 300 Folsom, CA 95630	7.49%
Victory RS International Fund Class R6	Gerlach Co. LLC Citibank Open WE0 3800 Citigroup Center Building B3-14	87.29%

	Tampa, FL 33610
	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	10.87%
Victory RS International Fund Class Y	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	22.38%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	20.49%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.20%
	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	14.28%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	5.71%
Victory RS Global Fund Class A	Security Benefit Life Insurance Company Security Financial Resources One Security Benefit Place Topeka, KS 66636-0001	71.08%
	City of South San Francisco City of South San Francisco DCP 8515 E. Orchard Rd. 2T2 Greenwood Village, CO 80111	8.07%
Victory RS Global Fund Class C	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	42.20%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	19.09%
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	9.73%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	9.53%
	Janney Montgomery Scott LLC 1717 Arch Street Philadelphia, PA 19103	7.29%
	Ameriprise Financial Services, Inc. 5221 Ameriprise Financial Center Minneapolis, MN 55474	6.21%
Victory RS Global Fund Class R	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	46.93%
	State Street Bank and Trust as Trustee FBO ADP Access Product 1 Lincoln Street Boston, MA 02110	28.42%

	Matrix Trust Company Cust FBO Lincoln Investment Planning Inc. 4 717 17th Street, Suite 1300 Denver, CO 80202	8.26%
	Ascensus Trust Company FBO A to Z Media 401k Plan P.O. Box 10758 Fargo, ND 58106	7.06%
Victory RS Global Fund Class R6	Ascensus Trust Company FBO A to Z Media 401k Plan P.O. Box 10758 Fargo, ND 58106	53.58%
	Matrix Trust Company as Trustee FBO Victory Capital Management Inc. DCP P.O. Box 52129 Phoenix, AZ 85072	46.42%
Victory RS Global Fund Class Y	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	17.26%
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	15.50%
	Gerlach Co. LLC Citibank Open WE0 3800 Citigroup Center, Building B3-14 Tampa, FL 33610	12.15%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	10.78%
	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	10.69%
	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	9.31%
	Matrix Trust Company Cust FBO Lincoln Investment Planning Inc. 4 717 17th Street, Suite 1300 Denver, CO 80202	5.98%
Victory Sophus Emerging Markets Fund Class A	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	25.76%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.99%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	7.67%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, Mailcode: MO3970 St. Louis, MO 63103	6.66%
	Ameritas Life Insurance Company 5900 O Street Lincoln NE 68510	5.02%

Victory Sophus Emerging Markets Fund Class C	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, Mailcode: MO3970 St. Louis, MO 63103	45.70%
	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	12.93%
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	9.26%
	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	8.42%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	6.98%
Victory Sophus Emerging Markets Fund Class R	State Street Bank and Trust as Trustee And/Or Custodian FBO ADP Access Product 1 Lincoln Street Boston, MA 02110	79.66%
	Matrix Trust Company Lincoln Investment Planning Inc. 4 717 17th Street, Suite 1300 Denver, CO 80202	16.29%
Victory Sophus Emerging Markets Fund Class R6	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	46.88%
	Lincoln Retirement Services Company FBO Torrance Health Association 401k P.O. Box 7876 Fort Wayne IN 46801-7876	22.20%
	John Hancock Trust Company LLC 690 Canton Street, Suite 100 Westwood, MA 02090	6.41%
	American United Life Insurance Co. Unit Investment Trust P.O. Box 368 Indianapolis, IN 46206	5.36%
Victory Sophus Emerging Markets Fund Class Y	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	18.80%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	17.32%
	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	16.65%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, Mailcode: MO3970 St. Louis, MO 63103	11.14%
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	10.56%
	Raymond James & Associates, Inc.	9.53%

	880 Carillon Parkway St. Petersburg, FL 33733-2749
	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	5.16%
Victory Sophus Emerging Markets Small Cap Fund Class A	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	31.89%
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	28.25%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	20.38%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.05%
Victory Sophus Emerging Markets Small Cap Fund Class C	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	45.76%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	23.63%
	Community National Bank Cust. Barry R. Fierst, Traditional IRA P.O. Box 225 Seneca, KS 66538	13.11%
	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	7.81%
	Robert W. Baird & Co. 777 E. Wisconsin Avenue, Floor 22 Milwaukee, WI 53202	6.43%
Victory Sophus Emerging Markets Small Cap Fund Class Y	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	42.60%
	Gerlach Co. LLC Citibank Open WE0 3800 Citigroup Center Building B3-14 Tampa, FL 33610	34.78%
	Acuitas Emerging Markets Small Cap LP Attn: Dennis Jensen 520 Pike Street #1221 Seattle, WA 98101	19.10%
Victory INCORE Investment Quality Bond Fund Class A	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	23.37%
	Ameritas Life Insurance Company 5900 O Street Lincoln NE 68510	11.00%
	National Financial Services LLC	6.51%

	Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310
	Ameritas Life Insurance Company 5900 O Street Lincoln NE 68510	5.12%
Victory INCORE Investment Quality Bond Fund Class C	Ameriprise Financial Services, Inc. 5221 Ameriprise Financial Center Minneapolis, MN 55474	21.71%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, Mailcode: MO3970 St. Louis, MO 63103	17.36%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	14.82%
	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	9.73%
	Merrill Lynch, Pierce, Fenner & Smith FBO Joahd Inc. Money Purchase Plan 4800 Deer Lake Drive E Floor 3 Jacksonville, FL 32246-6484	6.47%
Victory INCORE Investment Quality Bond Fund Class R	Matrix Trust Company Lincoln Investment Planning Inc. 4 717 17th Street, Suite 1300 Denver, CO 80202	48.05%
	Ascensus Trust Company FBO A to Z Media 401k Plan PO Box 10758 Fargo, ND 58106-7580	47.09%
Victory INCORE Investment Quality Bond Fund Class Y	Nationwide Investment Services Corp. C/O IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	38.25%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	11.81%
	Matrix Trust Company as Agent for Newport Trust Company Merritt’s Boat Engine 401k Plan 35 Iron Point Circle, Suite 300 Folsom, CA 95630	10.01%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	8.84%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	7.69%
	Mid Atlantic Trust Company FBO Integrity Management Solutions 401k Plan 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	7.13%
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	6.33%

Victory INCORE Low Duration Bond Fund Class A	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	22.38%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ	18.76%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, Mailcode: MO3970 St. Louis, MO 63103	10.00%
	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	7.32%
Victory INCORE Low Duration Bond Fund Class C	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, Mailcode: MO3970 St. Louis, MO 63103	22.78%
	Merrill Lynch, Pierce, Fenner & Smith FBO Joahd Inc. Money Purchase Plan 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	17.73%
	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	12.32%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	11.45%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.03%
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	7.13%
Victory INCORE Low Duration Bond Fund Class R	Matrix Trust Company Lincoln Investment Planning Inc. 4 717 17th Street, Suite 1300 Denver, CO 80202	50.56%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	18.67%
	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	15.21%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, Mailcode: MO3970 St. Louis, MO 63103	6.22%
	Edward D. Jones & Co., L.P. 12555 Manchester Rd. Saint Louis, MO 63131-3729	6.01%
Victory INCORE Low Duration Bond Fund Class Y	Merrill Lynch, Pierce, Fenner & Smith FBO Joahd Inc. Money Purchase Plan 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	20.22%
	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd.	19.25%

	Jersey City, NJ 07310
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	14.52%
	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	11.42%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	9.70%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, Mailcode: MO3970 St. Louis, MO 63103	7.13%
	LPL Financial Corporation 75 State Street, 24th Floor Boston, MA 02109	5.15%
Victory High Yield Fund Class A	Guardian Life Insurance Company of America Investment Accounting 7 Hanover SQ H 17 B New York NY 10004-4025	26.19%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	9.90%
	Merrill Lynch, Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246	8.47%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	5.28%
Victory High Yield Fund Class C	Guardian Life Insurance Company of America Investment Accounting, 7 Hanover SQ H 17 B New York NY 10004-4025	65.79%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, Mailcode: MO3970 St. Louis, MO 63103	7.86%
	Ameriprise Financial Services, Inc. 5221 Ameriprise Financial Center Minneapolis, MN 55474	5.36%
Victory High Yield Fund Class R	Guardian Life Insurance Company of America Investment Accounting, 7 Hanover SQ H 17 B New York NY 10004-4025	89.07%
	Matrix Trust Company FBO Universal Contracting Corp. Union 717 17th Street, Suite 1300 Denver, CO 80202	9.15%
Victory High Yield Fund Class Y	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	26.11%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	14.21%
	Ameriprise Financial Services, Inc. 5221 Ameriprise Financial Center Minneapolis, MN 55474	13.76%

	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.59%
	PTC, FBO Cindy Carr IRA 9785 Towne Centre Dr. San Diego, CA 92121-1968	8.08%
	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	6.28%
Victory Tax-Exempt Fund Class A	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	20.75%
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	16.20%
	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	14.28%
	PTC, Cindy Carr IRA 9785 Towne Centre Dr. San Diego, CA 92121-1968	8.11%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, Mailcode: MO3970 St. Louis, MO 63103	6.34%
Victory Tax-Exempt Fund Class C	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, Mailcode: MO3970 St. Louis, MO 63103	18.21%
	Merrill Lynch, Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	14.24%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	11.32%
	PTC, Cindy Carr IRA 9785 Towne Centre Dr. San Diego, CA 92121-1968	11.20%
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	10.32%
	Ameriprise Financial Services, Inc. 5221 Ameriprise Financial Center Minneapolis, MN 55474	8.77%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	6.22%
Victory Tax-Exempt Fund Class Y	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	46.73%
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor	20.36%

	Weehawken, NJ 07086-6727
	PTC, Cindy Carr IRA 9785 Towne Centre Dr. San Diego, CA 92121-1968	8.46%
	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	7.33%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, Mailcode: MO3970 St. Louis, MO 63103	5.95%
Victory High Income Municipal Bond Fund Class A	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	41.85%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	9.43%
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	8.37%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, Mailcode: MO3970 St. Louis, MO 63103	7.63%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	5.99%
	Merrill Lynch, Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	5.84%
	PTC, Cindy Carr IRA 9785 Towne Centre Dr. San Diego, CA 92121-1968	5.39%
Victory High Income Municipal Bond Fund Class C	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, Mailcode: MO3970 St. Louis, MO 63103	28.49%
	PTC, Cindy Carr IRA 9785 Towne Centre Dr. San Diego, CA 92121-1968	13.24%
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	12.68%
	Merrill Lynch, Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	10.17%
	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	7.80%
Victory High Income Municipal Bond Fund Class Y	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	26.13%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, Mailcode: MO3970	16.87%

	St. Louis, MO 63103
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	12.40%
	PTC, Cindy Carr IRA 9785 Towne Centre Dr. San Diego, CA 92121-1968	10.31%
	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	8.94%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.32%
Victory Floating Rate Fund Class A	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	36.45%
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	9.06%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, Mailcode: MO3970 St. Louis, MO 63103	8.28%
	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	8.23%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	7.20%
	PTC, Cindy Carr IRA 9785 Towne Centre Dr. San Diego, CA 92121-1968	6.34%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	5.46%
Victory Floating Rate Fund Class C	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, Mailcode: MO3970 St. Louis, MO 63103	23.36%
	Merrill Lynch, Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	16.51%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	10.70%
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	10.26%
	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	9.63%
	PTC Cindy Carr IRA 9785 Towne Centre Dr. San Diego, CA 92121-1968	7.06%
Victory Floating Rate Fund	Pershing LLC	68.85%

Class R	One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399
	Matrix Trust Company Universal Contracting Corp. Union 717 17th Street, Suite 1300 Denver, CO 80202	15.71%
	Ascensus Trust Company FBO Little Buddy LLC 401k Plan P.O. Box 10758 Fargo, ND 58106	10.44%
Victory Floating Rate Fund Class Y	Morgan Stanley Smith Barney LLC 2000 Westchester Avenue LD Purchase, NY 10577-2530	18.09%
	UBS Financial Services Inc. C/O Central Deposit/Mutual Funds 1000 Harbor Blvd. 7th Floor Weehawken, NJ 07086-6727	17.07%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733-2749	13.64%
	Merrill Lynch, Pierce, Fenner & Smith Compensation Team 4800 Deer Lake Drive E Floor 2 Jacksonville, FL 32246-6484	11.77%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, Mailcode: MO3970 St. Louis, MO 63103	10.07%
	National Financial Services LLC Newport Office Center III 5th Floor 499 Washington Blvd. Jersey City, NJ 07310	6.52%
	SEI Private Trust Company, C/O M&T Bank One Freedom Valley Drive Oaks, PA 19456	6.48%
Victory Strategic Income Fund Class A	Guardian Life Insurance Company of America Investment Accounting 7 Hanover SQ H 17 B New York NY 10004-4025	85.22%
Victory Strategic Income Fund Class C	Ameriprise Financial Services, Inc. 5221 Ameriprise Financial Center Minneapolis, MN 55474	30.62%
	Guardian Life Insurance Company of America Investment Accounting 7 Hanover SQ H 17 B New York NY 10004-4025	27.35%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	12.42%
	PTC, Cindy Carr IRA 9785 Towne Centre Dr. San Diego, CA 92121-1968	10.69%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue, Mailcode: MO3970 St. Louis, MO 63103	5.91%
Victory Strategic Income Fund Class R	Guardian Life Insurance Company of America Investment Accounting 7 Hanover SQ H 17 B New York NY 10004-4025	86.93%

	Matrix Trust Company Universal Contracting Corp. Union 717 17th Street, Suite 1300 Denver, CO 80202	7.32%
	Pershing LLC One Pershing Plaza, Product Support 14th Fl. Jersey City, NJ 07399	5.76%
Victory Strategic Income Fund Class Y	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	50.58%
	TD Ameritrade Clearing, Inc. 200 South 108th Avenue Omaha, NE 68154	33.31%
	Guardian Life Insurance Company of America Investment Accounting 7 Hanover SQ H 17 B New York NY 10004-4025	7.79%

Expenses

Unless agreed upon otherwise with a third party, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which they may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

Independent Registered Public Accounting Firm

On December 5, 2018, the Board of Trustees appointed, upon recommendation of the Audit Committee, Cohen & Company, Ltd (“Cohen”) as the independent registered public accounting firm of the Trust for the fiscal year ending December 31, 2019. Cohen, located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for other Victory Funds and VictoryShares ETFs.

Ernst & Young, LLP (“EY”) resigned as the independent registered public accounting firm of the Trust on February 27, 2019, subsequent to notification from the Audit Committee on February 21, 2019. EY’s report on the financial statements of the Trust for the past three fiscal years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Trust’s three most recent fiscal years and through February 27, 2019, there were no (1) disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EY’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Legal Counsel

Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, is the counsel to the Trust.

Financial Statements

The audited financial statements of the Funds for the fiscal year ended December 31, 2019 are incorporated by reference herein.

Miscellaneous

As used in the Prospectuses and in this SAI, references to a Fund’s “assets” mean the consideration received by the Trust upon the issuance or sale of the Fund’s shares, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular Fund that are allocated to that Fund by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to multiple Funds will be the relative NAV of such Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of the Trust not readily identified as belonging to a particular Fund, which are allocated to each Fund in accordance with its proportionate share of the NAV of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular Fund will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

As used in the Prospectus and in this SAI, a “vote of a majority of the outstanding shares” of a Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Each Prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in a Prospectus and this SAI.

While this SAI and each Prospectus describe pertinent information about the Trust and the Funds, neither this SAI nor any Prospectus represents a contract between the Trust or a Fund and any shareholder.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Description of Security Ratings

Set forth below are descriptions of the relevant ratings of each of the NRSROs. These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.

Moody’s

Global Long-Term Ratings. Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following describes the global long-term ratings by Moody’s.

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Medium-Term Note Program Ratings. Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Global Short-Term Ratings. Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. The following describes Moody’s global short-term ratings.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1. — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2. — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3. — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Speculative Grade Liquidity Ratings. Moody’s Speculative Grade Liquidity Ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.

SGL-1 — Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.

SGL-2 — Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.

SGL-3 — Issuers rated SGL-3 possess adequate liquidity. They are expected to rely on external sources of committed financing. Based on its evaluation of near-term covenant compliance, Moody’s believes there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.

SGL-4 — Issuers rated SGL-4 possess weak liquidity. They rely on external sources of financing and the availability of that financing is, in Moody’s opinion, highly uncertain.

Short-Term Obligation Ratings. While the global short-term ‘prime’ rating scale is applied to U.S. municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG-3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG-3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

• Nature of and provisions of the obligation, and the promise imputed by Standard & Poor’s;

• Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) — The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings. The following describes Standard & Poor’s short-term issue credit ratings.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings. The following describes Standard & Poor’s Municipal Short-Term Note Ratings.

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

• Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3. Speculative capacity to pay principal and interest.

Active Qualifiers

L — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p — This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

pi — Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

prelim — Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard &

Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

• Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

• Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

• Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

• Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

• Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

• A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Fitch

International Long-Term Ratings

Investment Grade

AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC, CC, C — High levels of credit risk. “CCC” ratings indicates that default is a real possibility. ‘CC’ ratings indicates that default of some kind appears probable. ‘C’ ratings indicate that default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D — Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

International Short-Term Ratings. The following describes Fitch’s two highest short-term ratings:

F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2. Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

Notes to Long- and Short-term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Issuer Default Ratings category, or to Long-Term Issuer Default Ratings categories below ‘B’.

NR — A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn — The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Rating Watch — Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook — trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving”.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

APPENDIX B

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Victory Capital Management Inc. (“Adviser”)

To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.

Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.

The Adviser votes proxies in the best interests of the Funds and their shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered to be rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy. In such cases, the Adviser may consider, among other things:

•                  the effect of the proposal on the underlying value of the securities

•                  the effect on marketability of the securities

•                  the effect of the proposal on future prospects of the issuer

•                  the composition and effectiveness of the issuer’s board of directors

•                  the issuer’s corporate governance practices

•                  the quality of communications from the issuer to its shareholders

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The following examples illustrate the Adviser’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Directors

•                  The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

•                  The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.

•                  The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

•                  The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.

Capitalization & Restructuring

•                  The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.

Mergers and Acquisitions

•                  The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.

Compensation

•                  The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.

•                  The Adviser will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.

•                  The Adviser will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.

Social and Environmental Issues

•                  The Adviser will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

Park Avenue Institutional Advisers LLC

In its capacity as investment sub-adviser to certain Funds which may from time to time hold equity securities, Park Avenue has a fiduciary duty to the shareholders of the Funds to evaluate each company in which the Funds invest, in order to satisfy itself that the company meets certain management, financial and corporate governance standards. Park Avenue believes that each investment should reflect a sound economic decision that benefits the shareholders of the Funds; thus, as a guiding principle, in voting proxies Park Avenue seeks to maximize the shareholders’ economic interests. Accordingly, these policies and procedures are designed to ensure that Park Avenue votes proxies in the best interests of shareholders of the Funds, regardless of any relationship between Park Avenue, or any affiliate of Park Avenue, with the company soliciting the proxy. With limited exceptions, Park Avenue intends to vote all proxies solicited by issuers.

Proxy Voting Service

Park Avenue has retained the services of a proxy voting service provider (the “Proxy Voting Service Provider”), an independent proxy voting service, to act as its agent in voting proxies. The Proxy Voting Service Provider performs independent research on the management, financial condition and corporate governance policies of numerous companies, and makes voting recommendations. The Proxy Voting Service Provider votes proxies on Park Avenue’s behalf at shareholder meetings and is responsible for retaining copies of each proxy statement and maintaining records of how each proposal was voted.

In making its voting determinations, the Proxy Voting Service Provider has developed policies that involve an analysis of various factors relevant to the issuer and/or the proxy matter presented. After conducting its own evaluation of the Proxy Voting Service Provider’s factors and policies, Park Avenue has instructed the Proxy Voting Service Provider to make a voting determination based upon the Proxy Voting Service Provider’s factors and policies. The policies and the factors the Proxy Voting Service Provider considers in its voting determinations are further detailed in the guidelines. Park Avenue has instructed the Proxy Voting Service Provider to vote “for,” “against,” or on a “case-by-case” basis, along with the Proxy Voting Service Provider’s recommendations. In cases where the Proxy Voting Service Provider may not vote a proxy, a proposal may be referred to Park Avenue for consideration.

Conflicts of Interest

Sometimes a conflict of interest may arise in connection with the proxy voting process. For example, Park Avenue may have a material conflict of interest due to a significant business relationship with the company or a business relationship with a third party that has a material interest in the outcome of the vote, or a Park Avenue employee may have a personal conflict of interest due to a personal or familial relationship with someone at the company soliciting the proxy. Central to these proxy voting policies is Park Avenue’s philosophy that proxies should be voted only in the best interests of the shareholders of the Funds. Accordingly, these proxy voting policies are applied uniformly to avoid material conflicts of interest.

Guardian has taken certain measures to prevent economic or political incentives on the part of fund management or other Guardian business units to influence the outcome of a vote. Park Avenue has created an information barrier between fund management and those other business units that may have inside or other information about a company, to prevent fund management from obtaining information that could have the potential to influence proxy voting decisions.

If an occasion arises in which the Proxy Voting Service Provider is unable to vote a proxy due to its own conflict of interest, the Proxy Voting Service Provider will ask Park Avenue to provide specific voting instructions. In such situations, Park Avenue shall vote the proxy in accordance with these policies and procedures. In all other cases, the Proxy Voting Service Provider votes proxies on behalf of Park Avenue and the Funds applying uniform policies.

If the Proxy Voting Service Provider is unable to vote a proxy due to a conflict and has referred it to Park Avenue for voting instructions, and there is a potential material conflict of interest between the issuer and Guardian or a Guardian affiliate or employee, the proxy proposal will be referred to Park Avenue’s Oversight Committee. The Oversight Committee will provide voting instructions on the proposal after consulting with the fund manager and taking into account all factors it deems relevant. If the Oversight Committee believes a material conflict exists that cannot be resolved by the committee, it will refer the proposal to the Board of Trustees for guidance.

SailingStone Capital Partners LLC

Proxy Voting

Proxies are assets of SailingStone’s Clients that must be voted with diligence, care, and loyalty. SailingStone will vote each proxy in accordance with its fiduciary duty to its Clients. SailingStone will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, SailingStone will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities.

These policies and procedures do not apply to any Client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; SailingStone takes no responsibility for the voting of any proxies on behalf of any such Client. For those Clients that have delegated such authority and discretion to SailingStone, these policies and procedures apply equally to registered investment companies and other institutional accounts.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires SailingStone to maintain certain books and records associated with its proxy voting policies and procedures. The CCO will ensure that SailingStone complies with all applicable recordkeeping requirements associated with proxy voting.

SailingStone has retained ISS Governance Services (“ISS”) to assist in the proxy voting process. The CCO manages SailingStone’s relationship with ISS. ISS prepares analyses of most matters submitted to a shareholder vote. ISS receives a daily electronic feed of all holdings in SailingStone’s voting accounts, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to ISS. ISS monitors the accounts and their holdings to be sure that all proxies are received and voted. As a result of the firm’s decision to use ISS, there is generally no physical handling of proxies by SailingStone personnel. The CCO ensures that ISS votes all proxies and retains all required documentation associated with proxy voting.

SailingStone has adopted proxy voting guidelines (the “Guidelines”) that set forth how SailingStone plans to vote on specific matters presented for shareholder vote. The Guidelines are generally based on ISS ESG principles.

SailingStone reserves the right to override the Guidelines when it considers that such an override would be in the best interest of its Clients, taking into consideration all relevant facts and circumstances at the time of the vote.

In advance of the deadline for any particular vote, ISS posts information regarding that vote on its secure website. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, and any analysis or other information that ISS has prepared with respect to the vote. The CCO accesses the website on a regular basis to monitor the matters presented for shareholder votes and to track the voting of the proxies.

SailingStone will not neglect its proxy voting responsibilities, but the Firm may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, SailingStone may be unable to vote securities that have been lent by the custodian. Also, proxy voting in certain countries involves “share blocking,” which limits SailingStone’s ability to sell the affected security during a blocking period that can last for several weeks. SailingStone believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so SailingStone generally abstains from voting when share blocking is required.